PIMCO Funds Prospectus


                       ---------------------------------------------------------
Multi-Manager          PIMCO Equity Advisors
Series
                       Equity Income Fund         Select Growth Fund
November 1, 2000
                       Value Fund                 Target Fund
Share Classes
                       Renaissance Fund           Opportunity Fund

Ins Institutional      Growth & Income Fund       Innovation Fund
Adm Administrative
                       Growth Fund                Global Innovation Fun



--------------------------------------------------------------------------------
PIMCO/ALLIANZ INTERNATIONAL ADVISORS
Allianz Select International Fund



--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT
Mega-Cap Fund                                   Mid-Cap Fund

Capital Appreciation Fund                       Micro-Cap Fund


--------------------------------------------------------------------------------
NFJ INVESTMENT GROUP
Small-Cap Value Fund


--------------------------------------------------------------------------------
PARAMETRIC PORTFOLIO ASSOCIATES
Enhanced Equity Fund                            Tax-Efficient Structured
Tax-Efficient Equity Fund
Structured Emerging Markets Fund                   Emerging Markets Fund

--------------------------------------------------------------------------------
BLAIRLOGIE CAPITAL MANAGEMENT
International Fund



This cover is not part of the Prospectus.

            PIMCO Funds Prospectus

PIMCO       This Prospectus describes 21 mutual funds offered by PIMCO Funds:
Funds:      Multi-Manager Series. The Funds provide access to the professional
Multi-      investment advisory services offered by PIMCO Advisors L.P. and
Manager     its investment management affiliates. As of September 30, 2000,
Series      PIMCO Advisors and its affiliates managed approximately
            $272 billion in assets. PIMCO Advisors' institutional heritage is reflected in the PIMCO Funds offered in this Prospectus.

November
1, 2000


            This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

Share
Classes
Institutional
and
Administrative
            The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1  PIMCO Funds: Multi-Manager Series

            Table of Contents

         Summary Information..............................................   3
         Fund Summaries
           Equity Income Fund.............................................   5
           Value Fund.....................................................   7
           Renaissance Fund...............................................   9
           Growth & Income Fund...........................................  11
           Growth Fund....................................................  13
           Select Growth Fund.............................................  15
           Target Fund....................................................  17
           Opportunity Fund...............................................  19
           Innovation Fund................................................  21
           Global Innovation Fund.........................................  23
           Allianz Select International Fund..............................  25
           Mega-Cap Fund..................................................  27
           Capital Appreciation Fund......................................  29
           Mid-Cap Fund...................................................  31
           Micro-Cap Fund.................................................  33
           Small-Cap Value Fund...........................................  35
           Enhanced Equity Fund...........................................  37
           Tax-Efficient Equity Fund......................................  39
           Structured Emerging Markets Fund...............................  41
           Tax-Efficient Structured Emerging Markets Fund.................  44
           International Fund.............................................  47
         Summary of Principal Risks.......................................  49
         Management of the Funds..........................................  53
         Investment Options -- Institutional Class and Administrative
          Class Shares ...................................................  59
         Purchases, Redemptions and Exchanges.............................  60
         How Fund Shares Are Priced.......................................  65
         Fund Distributions...............................................  66
         Tax Consequences.................................................  67
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  68
         Financial Highlights.............................................  79

                                                                   Prospectus

            Summary Information

 The table below lists the investment objectives and certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.

                                                                                                           Approximate
                                                                                                           Number of
  Sub-Adviser      Fund                    Investment Objective     Main Investments                       Holdings
 ---------------------------------------------------------------------------------------------------------------------
  PIMCO Equity       Equity Income         Current income as a      Income producing common stocks of         40-50
  Advisors                                 primary objective; long- companies with market capitalizations
                                           term growth of capital   of more than $2 billion
                                           is a secondary objective
             ---------------------------------------------------------------------------------------------------------
                     Value                 Long-term growth of      Common stocks of companies with market     40
                                           capital and income       capitalizations of more than $5
                                                                    billion and below-average valuations
                                                                    whose business fundamentals are
                                                                    expected to improve
             ---------------------------------------------------------------------------------------------------------
                     Renaissance           Long-term growth of      Common stocks of companies with below-    50-80
                                           capital and income       average valuations whose business
                                                                    fundamentals are expected to improve
             ---------------------------------------------------------------------------------------------------------
                     Growth & Income       Long-term growth of      Common stocks of companies with market    40-60
                                           capital; current income  capitalizations of at least $1 billion is a secondary objective
             ---------------------------------------------------------------------------------------------------------
                     Growth                Long-term growth of      Common stocks of companies with market    35-40
                                           capital; income is an    capitalizations of at least $5 billion
                                           incidental consideration
             ---------------------------------------------------------------------------------------------------------
                     Select Growth         Long-term growth of      Common stocks of companies with market    15-25
                                           capital; income is an    capitalizations of at least $10
                                           incidental consideration billion
             ---------------------------------------------------------------------------------------------------------
                     Target                Capital appreciation; no Common stocks of companies with market    40-60
                                           consideration is given   capitalizations of between $1 billion
                                           to income                and $10 billion
             ---------------------------------------------------------------------------------------------------------
                     Opportunity           Capital appreciation; no Common stocks of companies with market   60-100
                                           consideration is given   capitalizations of between $100
                                           to income                million and $2 billion
             ---------------------------------------------------------------------------------------------------------
                     Innovation            Capital appreciation; no Common stocks of technology-related        40
                                           consideration is given   companies with market capitalizations
                                           to income                of more than $200 million
             ---------------------------------------------------------------------------------------------------------
                     Global Innovation     Capital appreciation; no Common stocks of U.S. and non-U.S.        30-60
                                           consideration is given   technology-related companies with
                                           to income                market capitalizations of more than
                                                                    $200 million
 ---------------------------------------------------------------------------------------------------------------------
  PIMCO/Allianz      Select International  Capital appreciation     Common stocks of companies located        30-60
  International                                                     outside of the United States with
  Advisors LLC                                                      market capitalizations of more than $1
                                                                    billion
 ---------------------------------------------------------------------------------------------------------------------
  Cadence Capital    Mega-Cap              Long-term growth of      Common stocks of companies with very      40-60
  Management                               capital                  large market capitalizations that have
                                                                    improving fundamentals and whose stock
                                                                    is reasonably valued by the market
             ---------------------------------------------------------------------------------------------------------
                     Capital Appreciation  Growth of capital        Common stocks of companies with market   60-100
                                                                    capitalizations of at least $1 billion
                                                                    that have improving fundamentals and
                                                                    whose stock is reasonably valued by
                                                                    the market
             ---------------------------------------------------------------------------------------------------------
                     Mid-Cap               Growth of capital        Common stocks of companies with market   60-100
                                                                    capitalizations of more than $500
                                                                    million (excluding the largest 200
                                                                    companies) that have improving
                                                                    fundamentals and whose stock is
                                                                    reasonably valued by the market
             ---------------------------------------------------------------------------------------------------------
                     Micro-Cap             Long-term growth of      Common stocks of companies with market   60-100
                                           capital                  capitalizations of less than $250
                                                                    million that have improving
                                                                    fundamentals and whose stock is
                                                                    reasonably valued by the market

             ---------------------------------------------------------------------------------------------------------

3  PIMCO Funds: Multi-Manager Series

                                                                                                       Approximate
                                                                                                       Number of
  Sub-Adviser           Fund           Investment Objective     Main Investments                       Holdings
 -----------------------------------------------------------------------------------------------------------------
  NFJ Investment Group  Small-Cap      Long-term growth of      Common stocks of companies with market     100
                        Value          capital and income       capitalizations of between $100
                                                                million and $1.5 billion and below-
                                                                average price-to-earnings ratios
                                                                relative to the market and their
                                                                industry groups

 -----------------------------------------------------------------------------------------------------------------
  Parametric Portfolio  Enhanced       A total return which     Common stocks represented in the S&P     100-200
  Associates            Equity         equals or exceeds the    500 Index with market capitalizations
                                       total return performance of more than $5 billion
                                       of an index (currently
                                       the S&P 500 Index) that
                                       represents the
                                       performance of a
                                       reasonably broad
                                       spectrum of common
                                       stocks that are publicly
                                       traded in the U.S.
             -----------------------------------------------------------------------------------------------------
                        Tax-Efficient  Maximum after-tax growth A broadly diversified portfolio of at     More
                        Equity         of capital               least 200 common stocks of companies      than
                                                                represented in the S&P 500 Index with      200
                                                                market capitalizations of more than $5
                                                                billion
             -----------------------------------------------------------------------------------------------------
                        Structured     Long-term growth of      Common stocks of companies located in,    More
                        Emerging       capital                  or whose principal business operations    than
                        Markets                                 are based in, emerging markets             300
             -----------------------------------------------------------------------------------------------------
                        Tax-Efficient  Long-term growth of      Common stocks of companies located in,    More
                        Structured     capital; the Fund also   or whose principal business operations    than
                        Emerging       seeks to achieve         are based in, emerging markets             300
                        Markets        superior after-tax
                                       returns for its
                                       shareholders by using a
                                       variety of tax-efficient
                                       management strategies

 -----------------------------------------------------------------------------------------------------------------
  Blairlogie Capital    International  Capital appreciation     Common stocks of foreign (non-U.S.)      200-250
  Management                           through investment in an issuers (developed and emerging
                                       international portfolio; markets) with market capitalizations income is an incidental  of more than $500 million
                                       consideration
 -----------------------------------------------------------------------------------------------------------------

Fund
Descriptions,
Performance
and Fees
            The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

             It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  4

            PIMCO Equity Income Fund
                                                         Ticker Symbols:
                                                         PEIIX  (Inst. Class)
                                                         PINAX  (Admin. Class)
-------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Income producing       Capitalization
and           Seeks current        common stocks with     Range
Strategies    income as a          potential for          More than $2
              primary              capital                billion
              objective;           appreciation
              long-term                                   Dividend Frequency
              growth of            Approximate Number     Quarterly
              capital is a         of Holdings
              secondary            40-50
              objective


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Fund may also invest to a limited degree in convertible securities and preferred stocks.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

             In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal
Risks

            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

           . Market Risk            . Foreign Investment Risk . Credit Risk
           . Issuer Risk            . Currency Risk           . Management Risk
           . Value Securities Risk  . Interest Rate Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

-------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (11/30/94), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

5  PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                            9/30/00        7.28%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '99)          16.06%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -10.93%

                                    [GRAPH]

                                1992     14.75%
                                1993      8.47%
                                1994     -1.61%
                                1995     33.47%
                                1996     21.48%
                                1997     31.38%
                                1998      8.37%
                                1999     -1.92%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                  1 Year 5 Years (3/8/91)(/3/)
         ----------------------------------------------------------------------
         Institutional Class                      -1.92% 17.75%  14.25%
         ----------------------------------------------------------------------
         Administrative Class                     -2.22% 17.47%  13.96%
         ----------------------------------------------------------------------
         S&P 500 Index(/1/)                       21.04% 28.56%  19.75%
         ----------------------------------------------------------------------
         Lipper Equity Income Funds Average(/2/)   3.62% 17.60%  14.24%
            -------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equities. It does not take into account sales charges.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.45%    None           0.27%         0.72%
         ---------------------------------------------------------------------
         Administrative  0.45     0.25%          0.27          0.97
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.02% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $74      $230           $401          $  894
         ---------------------------------------------------------------------
         Administrative   99       309            536           1,190
         ---------------------------------------------------------------------

                                                                   Prospectus  6

            PIMCO Value Fund
                                                         Ticker Symbols:
                                                         PDLIX (Inst. Class)
                                                         PVLAX (Admin. Class)

--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus             Approximate
Investments   Seeks long-term      Undervalued            Capitalization Range
and           growth of capital    larger                 More than $5 billion
Strategies    and income           capitalization
                                   stocks with
                                   improving
                                   business
                                   fundamentals           Dividend Frequency
                                                          At least annually

                                   Approximate Number
                                   of Holdings
                                   40

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADR's). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk            . Foreign Investment Risk  . Credit Risk
            . Issuer Risk            . Currency Risk            . Management
            . Value Securities Risk  . Focused Investment Risk    Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

7  PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                            9/30/00       13.15%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '99)          17.92%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -13.23%
                                    [GRAPH]

                                 1992   13.15%
                                 1993   16.41%
                                 1994   -4.07%
                                 1995   38.91%
                                 1996   20.34%
                                 1997   26.21%
                                 1998   10.17%
                                 1999    4.30%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                   Fund Inception
                                                    1 Year 5 Years (12/30/91)(/3/)
         -------------------------------------------------------------------------
         Institutional Class                        4.30%  19.37%  15.11%
         -------------------------------------------------------------------------
         Administrative Class                       3.94%  19.05%  14.81%
         -------------------------------------------------------------------------
         Russell 1000 Value Index(/1/)              7.34%  23.08%  17.85%
         -------------------------------------------------------------------------
         Lipper Multi-Cap Value Funds Average(/2/)  6.69%  18.32%  14.24%
         -------------------------------------------------------------------------

            (1) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500
                 Index (an unmanaged index of large capitalization common stocks) as the Fund's comparative index because PIMCO
                 Advisors believes that the Russell 1000 Value Index is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Year and Fund Inception average total returns of the S&P 500 Index were 21.04%, 28.56% and 19.70%, respectively.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
         ---------------------------------------------------------------------
         Administrative  0.45     0.25%          0.26          0.96
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.01% in other expenses attributable to
                 Administrative Class shares during the most recent fiscal
                 year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                 Share Class
          Year 1         Year 3   Year 5         Year 10
         ---------------------------------------------------------------------
         Institutional   $72      $224           $390          $  871
         ---------------------------------------------------------------------
         Administrative   98       306            531           1,178
         ---------------------------------------------------------------------

                                                                   Prospectus  8

            PIMCO Renaissance Fund
                                                         Ticker Symbols:
                                                         PRNIX (Inst. Class)
                                                         PRAAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective  Fund Focus            Approximate
Investments   Seeks long-term       Undervalued           Capitalization Range
and           growth of capital     stocks with           All capitalizations
Strategies    and income            improving
                                    business
                                    fundamentals
                                                          Dividend Frequency
                                    Approximate Number    At least annually
                                    of Holdings
                                    50-80

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income producing (e.g., dividend-paying) stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Foreign Investment Risk    . Credit Risk
              . Issuer Risk          . Currency Risk              . Management
              . Value Securities Risk                               Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Institutional Class shares (12/30/97) and Administrative Class shares (8/31/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower distribution and/or service (12b-1) fees (if any) and administrative fees.
            Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

9 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                          18.74%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '98)          18.51%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -16.52%

                                   [GRAPH]


                              1990       -14.47%
                              1991        34.75%
                              1992         9.02%
                              1993        22.62%
                              1994        -3.95%
                              1995        29.06%
                              1996        25.82%
                              1997        36.42%
                              1998        11.83%
                              1999        19.00%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                             Fund Inception
                                                    1 Year  5 Years 10 Years (4/18/88)(/3/)
         ----------------------------------------------------------------------------------
         Institutional Class                         9.80%  22.16%  14.94%   14.39%
         ----------------------------------------------------------------------------------
         Administrative Class                        9.77%  21.91%  14.68%   14.13%
         ----------------------------------------------------------------------------------
         Russell Mid-Cap Value Index(/1/)           - 0.10% 18.00%  13.81%   14.53%
         ----------------------------------------------------------------------------------
         Lipper Multi-Cap Value Funds Average(/2/)   6.69%  18.32%  13.11%   13.67%
         ----------------------------------------------------------------------------------

            (1) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Mid-Cap Value Index replaced the Russell 1000 Value Index (an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation) and replaced the S&P 500 Index (an unmanaged index of large capitalization common stocks) as one of the Fund's comparative indexes because PIMCO Advisors believes the Russell Mid-Cap Value Index is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell 1000 Value Index were 7.34%, 23.08%, 15.60% and 15.38%, respectively, and of the S&P 500 Index were 21.04%, 28.56%, 18.21% and 19.06%,
                  respectively.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges
            (3) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund


            Shareholder Fees (fees paid directly from your investment)    None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         --------------------------------------------------------------------
         Institutional   0.60%    None           0.25%         0.85%
         --------------------------------------------------------------------
         Administrative  0.60     0.25%          0.25          1.10
         --------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Institutional          $ 87               $271               $471              $1,049
         --------------------------------------------------------------------------------------
         Administrative          112                350                606               1,340
         --------------------------------------------------------------------------------------

                                                                   Prospectus 10

            PIMCO Growth & Income Fund
                                                         Ticker Symbols:
                                                         PMEIX (Inst. Class)
                                                         N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Medium and large       Capitalization
and           Seeks long-term      capitalization         Range
Strategies    growth of            common stocks          At least $1 billion
              capital;
              current income       Approximate Number     Dividend Frequency
              is a secondary       of Holdings            At least annually
              objective            40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

             When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

             When selecting securities for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk           . Liquidity Risk          . Interest Rate
           . Issuer Risk           . Foreign Investment Risk   Risk
           . Value Securities Risk . Currency Risk           . High Yield Risk
           . Growth Securities     . Focused Investment Risk . Credit Risk
             Risk                  . Technology Related Risk . Management Risk
           . Smaller Company Risk

            Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.
--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class Shares. During the periods shown, Administrative Class shares were outstanding only from 8/21/97 (the inception date of Administrative Class shares) to 5/27/99 (the date on which all Administrative Class shares then outstanding were redeemed). For periods prior to 8/21/97 and after 5/27/99, performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page for periods prior to August 1, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            In addition, the Fund changed its investment objective and policies on August 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

11 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       23.58%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99          40.12%)
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98         -11.53%)
                                    [GRAPH]

                              1995        31.72%
                              1996        17.31%
                              1997        16.22%
                              1998        29.89%
                              1999        51.81%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                  Fund Inception
                                                   1 Year 5 Years (12/28/94)(/3/)
         ------------------------------------------------------------------------
         Institutional Class                       51.81% 28.77%  28.72%
         ------------------------------------------------------------------------
         Administrative Class                      51.32% 28.48%  28.41%
         ------------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)                14.73% 23.05%  23.05%
         ------------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)  22.77% 25.49%  25.49%
         ------------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.
                It does not take into account sales charges. The Lipper Large-Cap Core Funds Average replaced the Lipper Mid-Cap Funds Average (a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment) because PIMCO Advisors believes the Large-Cap Core Funds Average is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Years and Fund Inception average annual total returns of the Lipper Mid-Cap Fund Average were 39.38%, 23.07% and 23.07%, respectively.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                   Distribution                 Total Annual
                         Advisory  and/or Service Other         Fund Operating
         Share Class     Fees(/1/) (12b-1) Fees   Expenses(/2/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.60%     None           0.40%         1.00%
         ---------------------------------------------------------------------
         Administrative  0.60      0.25%          0.40          1.25
         ---------------------------------------------------------------------
            (1)  On August 1, 2000, the Fund's advisory fee rate decreased by
                 0.03%, to 0.60% per annum.
            (2)  Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.15% in other expenses attributable to
                 Institutional Class shares during the most recent fiscal
                 year, and estimated to be attributable to Administrative
                 Class shares during the current fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1    Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $102      $318           $552          $1,225
         ---------------------------------------------------------------------
         Administrative   127       397            686           1,511
         ---------------------------------------------------------------------

                                                                   Prospectus 12

            PIMCO Growth Fund
                                                         Ticker Symbols:
                                                         PGFIX (Inst. Class)
vv                                                       PGFAX (Admin. Class)
------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Larger capitalization   Capitalization Range
and           Seeks long-term     common stocks           At least $5 billion
Strategies    growth of
              capital; income     Approximate Number      Dividend Frequency
              is an               of Holdings             At least annually
              incidental          35-40
              consideration

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Foreign Investment . Focused Investment
              . Issuer Risk            Risk                 Risk
              . Growth Securities    . Currency Risk      . Credit Risk
                Risk                 . Technology Related . Management Risk
                                       Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because the Fund has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class C, Institutional Class and Administrative Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class C performance would be lower than Institutional Class or Administrative Class performance because of the higher sales charges and expenses paid by Class C shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), the Average Annual Total Returns table also shows estimated historical performance for Institutional Class and Administrative Class shares based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative
            Class shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

13 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class C

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                            9/30/00________4.43%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          36.21%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '90)         -13.14%
                              [GRAPH]

                         1990         0.29%
                         1991        41.88%
                         1992         2.08%
                         1993         9.32%
                         1994        -0.75%
                         1995        27.47%
                         1996        17.52%
                         1997        21.84%
                         1998        38.90%
                         1999        39.83%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                             Fund Inception
                                                     1 Year 5 Years 10 Years (2/24/84)(/3/)
         ----------------------------------------------------------------------------------
         Class C                                     38.83% 28.80%  18.77%   19.25%
         ----------------------------------------------------------------------------------
         Institutional Class                         40.87% 30.17%  20.08%   20.58%
         ----------------------------------------------------------------------------------
         Administrative Class                        40.54% 29.85%  19.79%   20.29%
         ----------------------------------------------------------------------------------
         S&P 500 Index(/1/)                          21.04% 28.56%  18.21%   18.60%
         ----------------------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  40.54% 29.41%  18.88%   17.74%
         ----------------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None


            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.50%    None           0.27%         0.77%
         ---------------------------------------------------------------------
         Administrative  0.50     0.25%          0.27          1.02
         ---------------------------------------------------------------------
            (1)   Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.02% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $ 79     $246           $428          $  954
         ---------------------------------------------------------------------
         Administrative   104      325            563           1,248
         ---------------------------------------------------------------------

                                                                   Prospectus 14

            PIMCO Select Growth Fund
                                                          Ticker Symbols:
                                                            PCFIX (Inst. Class)
                                                            PCEAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment ObjectiveFund Focus              Approximate
Investments   Seeks long-term     Larger                  Capitalization Range
and           growth of           capitalization          At least $10 billion
Strategies    capital; income     common stocks
              is an incidental                            Dividend Frequency
              consideration       Approximate Number      At least annually
                                  of Holdings
                                  15-25

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $10 billion at the time of investment. The Fund normally invests in the securities of 15 to 25 issuers.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk             .Focused Investment Risk  .Currency Risk
              .Issuer Risk             .Growth Securities Risk   .Credit Risk
              .Technology Related Risk .Foreign Investment Risk  .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (5/31/95), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page for periods prior to April 1, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.57% per annum); these results would have been lower had the current advisory fee rate (0.60% per annum) then been in effect. Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on April 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

15 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                     16.44%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '98      24.90%)
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98     -11.38%)

                                    [GRAPH]

                               1995       27.96%
                               1996       17.95%
                               1997       25.32%
                               1998       41.06%
                               1999       24.27%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                    Fund Inception
                                                     1 Year 5 Years (12/28/94)(/3/)
         --------------------------------------------------------------------------

         Institutional Class                         24.27% 27.09%  27.06%
         --------------------------------------------------------------------------
         Administrative Class                        23.75% 26.69%  26.67%
         --------------------------------------------------------------------------
         S&P 500 Index(/1/)                          21.04% 28.56%  28.56%
         --------------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  40.54% 29.41 % 29.41%
         --------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                   Distribution                 Total Annual
                         Advisory  and/or Service Other         Fund Operating
         Share Class     Fees(/1/) (12b-1) Fees   Expenses(/2/) Expenses
         ---------------------------------------------------------------------

         Institutional   0.60%     None           0.37%         0.97%
         ---------------------------------------------------------------------
         Administrative  0.60      0.25%          0.36          1.21
         ---------------------------------------------------------------------
            (1)  On April 1, 2000, the Fund's advisory fee rate increased by
                 0.03%, to 0.60% per annum.
            (2)  Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.12% and 0.11% in other expenses attributable to Institutional Class and Administrative Class shares,
                 respectively, during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1    Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $ 99      $309           $536          $1,190
         ---------------------------------------------------------------------
         Administrative   123       384            665           1,466
         ---------------------------------------------------------------------

                                                                   Prospectus 16

            PIMCO Target Fund
                                                       Ticker Symbols: PFTIX
                                                       (Inst. Class)
                                                                 PTADX (Admin.
                                                                 Class)
--------------------------------------------------------------------------------

Principal     Investment Objective  Fund Focus            Approximate
Investments   Seeks capital         Medium                Capitalization Range
and           appreciation; no      capitalization        Between $1 billion
Strategies    consideration is      common stocks         and $10 billion
              given to income
                                    Approximate Number    Dividend Frequency
                                    of Holdings           At least annually
                                    40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

             The portfolio managers select stocks for the Fund using a
            "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            .Market Risk            .Liquidity Risk          .Focused Investment
            .Issuer Risk            .Foreign Investment Risk  Risk
            .Growth Securities Risk .Currency Risk           .Credit Risk
            .Smaller Company Risk   .Technology Related Risk .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class A shares, which are offered in a different prospectus. This is because the Fund has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class A, Institutional Class and Administrative Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A performance would be lower than Institutional Class or Administrative Class performance because of the higher sales charges and/or expenses paid by Class A shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Fund's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.

17 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                             9/30/00 40.50%
                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99      53.05%)
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98     -13.15%)
                                    [GRAPH]

                               1993      -24.52%
                               1994        3.09%
                               1995       30.31%
                               1996       15.68%
                               1997       15.44%
                               1998       23.27%
                               1999       66.25%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                    Fund Inception
                                                     1 Year 5 Years (12/17/92)(/3/)
         -----------------------------------------------------------------------
         Class A                                     57.10% 28.28%  24.13%
         -----------------------------------------------------------------------
         Institutional Class                         66.50% 30.31%  25.66%
         -----------------------------------------------------------------------
         Administrative Class                        66.28% 30.02%  25.37%
         -----------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)                  14.73% 23.05%  17.55%
         -----------------------------------------------------------------------
         Lipper Multi-Cap Growth Funds Average(/2/)  57.98% 28.51%  20.93%
         -----------------------------------------------------------------------

            (1)  The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2)  The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3)  The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.
--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)    None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.55%    None           0.26%         0.81%
         ---------------------------------------------------------------------
         Administrative  0.55     0.25%          0.26          1.06
         ---------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $ 83     $259           $450          $1,002
         ---------------------------------------------------------------------
         Administrative   108      337            585           1,294
         ---------------------------------------------------------------------

                                                                   Prospectus 18

            PIMCO Opportunity Fund
                                            Ticker Symbols: POFIX (Inst. Class)
                                                            POADX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective    Fund Focus           Approximate
Investments   Seeks capital           Smaller              Capitalization Range
and           appreciation; no        capitalization       Between $100 million
Strategies    consideration is        common stocks        and $2 billion
              given to income
                                      Approximate Number   Dividend Frequency
                                      of Holdings 60-100   At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $100 million and $2 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings
            (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

             . Market Risk            . IPO Risk           . Technology Related
             . Issuer Risk            . Liquidity Risk       Risk
             . Growth Securities Risk . Foreign Investment . Focused Investment
             . Smaller Company Risk     Risk                 Risk
                                      . Currency Risk      . Credit Risk
                                                           . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because the Fund has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class C, Institutional Class and Administrative Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class C performance would be lower than Institutional Class or Administrative Class performance because of the sales charges and higher expenses paid by Class C shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Fund's Class C shares. The Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative
            Class shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

19 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class C

More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                      5.06%
                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          45.70%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -25.78%

                                   [GRAPH]

                               1990     -7.34%
                               1991     68.08%
                               1992     28.46%
                               1993     36.16%
                               1994     -4.74%
                               1995     41.43%
                               1996     11.54%
                               1997     -4.75%
                               1998      1.29%
                               1999     63.99%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                             Fund Inception
                                                     1 Year 5 Years 10 Years (2/24/84)(/3/)
            -------------------------------------------------------------------------------
         Class C                                     62.99% 20.09%  20.55%    18.93%
            -------------------------------------------------------------------------------
         Institutional Class                         64.93% 21.34%  21.86%    20.25%
            -------------------------------------------------------------------------------
         Administrative Class                        64.59% 21.04%  21.57%    19.96%
            -------------------------------------------------------------------------------
         Russell 2000 Index(/1/)                     21.25% 16.69%  13.40%    12.49%
            -------------------------------------------------------------------------------
         Lipper Small-Cap Growth Funds Average(/2/)  61.78% 22.83%  18.12%    15.00%
            -------------------------------------------------------------------------------

            (1)  The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.
--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)
                                                          None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            -----------------------------------------------------------------
         Institutional   0.65%    None           0.26%         0.91%
            -----------------------------------------------------------------
         Administrative  0.65     0.25%          0.26          1.16
            -----------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            -----------------------------------------------------------------
         Institutional   $ 93     $290           $504          $1,120
            -----------------------------------------------------------------
         Administrative   118      368            638           1,409
            -----------------------------------------------------------------

                                                                   Prospectus 20

            PIMCO Innovation Fund
                                                       Ticker Symbols:
                                                           PIFIX (Inst. Class)
                                                           PIADX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective  Fund Focus            Approximate
Investments   Seeks capital         Common stocks of      Capitalization Range
and           appreciation; no      technology-           More than $200
Strategies    consideration is      related companies     million
              given to income
                                    Approximate Number    Dividend Frequency
                                    of Holdings           At least annually
                                    40

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk             .Smaller Company Risk    .Currency Risk
              .Issuer Risk             .Liquidity Risk          .Credit Risk
              .Focused Investment Risk .Foreign Investment Risk .Management Risk .Growth Securities Risk .Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class A shares, which are offered in a different prospectus. This is because the Fund has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class A, Institutional Class and Administrative Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A performance would be lower than Institutional Class or Administrative Class performance because of the higher sales charges and/or expenses paid by Class A shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class shares (3/5/99) and for all periods shown for Administrative Class shares (which were not offered during those periods), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Fund's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

21 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                             9/30/00      21.31%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          80.12%
                                                            --------------------
                                                            Lowest (1st Qtr.
                                                            '97)         -12.56%
                                   [GRAPH]

                                1995    45.33%
                                1996    23.60%
                                1997     9.03%
                                1998    79.41%
                                1999   139.40%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                        Fund Inception
                                    1 Year            5 Years           (12/22/94)(/3/)
         ------------------------------------------------------------------------------
         Class A                    126.24%           51.38%            51.01%
         ------------------------------------------------------------------------------
         Institutional Class        140.65%           53.74%            53.36%
         ------------------------------------------------------------------------------
         Administrative Class       139.75%           53.33%            52.94%
         ------------------------------------------------------------------------------
         S&P 500 Index(/1/)          21.04%           28.56%            28.56%
         ------------------------------------------------------------------------------
         Lipper Science and Technology
          Fund Average(/2/)
                                    135.19%           41.03%            41.03%
         ------------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)   None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.65%    None           0.25%         0.90%
         ---------------------------------------------------------------------
         Administrative  0.65     0.25%          0.25          1.15
         ---------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $ 92     $287           $498          $1,108
         ---------------------------------------------------------------------
         Administrative   117      365            633           1,398
         ---------------------------------------------------------------------

                                                                   Prospectus 22

            PIMCO Global Innovation Fund
                                                         Ticker Symbols:
                                                         N/A (Inst. Class)
                                                         N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective   Fund Focus           Approximate
Investments   Seeks capital          Common stocks of     Capitalization Range
and           appreciation; no       U.S. and non-U.S.    More than $200 million
Strategies    consideration is       technology-related
              given to income        companies            Dividend Frequency
                                                          At least annually
                                     Approximate Number
                                     of Holdings
                                     30-60

              The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. and non-U.S. companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in a particular business sector or industry.

              The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

              Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). Although the Fund invests primarily in securities traded principally in the securities markets of developed countries, the Fund has no other prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world, including in developing, or "emerging," markets. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for risk management or hedging purposes.

              In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            .Market Risk             .Smaller Company Risk  .Currency Risk
            .Issuer Risk             .Liquidity Risk        .Focused Investment
            .Technology Related      .Derivatives Risk       Risk
             Risk                    .Foreign Investment    .Leveraging Risk
            .Growth Securities Risk   Risk                  .Credit Risk
            .IPO Risk                .Emerging Markets Risk .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information
            The Fund commenced operations in December 1999 and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

23 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating Expense        Net Fund
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses       Reduction(/2/) Operating Expenses(/2/)
            --------------------------------------------------------------------------------------------------------
         Institutional   1.00%    None           0.47%         1.47%          (0.07)%        1.40%
            --------------------------------------------------------------------------------------------------------
         Administrative  1.00     0.25%          0.47          1.72           (0.07)         1.65
            --------------------------------------------------------------------------------------------------------

            (1) Other Expenses reflects a 0.40% Administrative Fee paid by the class and 0.07% in organizational expenses ("Organizational Expenses") attributable to the class during the most recent fiscal year.
            (2) Net Expenses reflect the effect of a contractual agreement by
                PIMCO Advisors to waive, reduce or reimburse its Administrative Fee for each class to the extent Annual Fund Operating Expenses exceeded, due to the payment of organizational and certain other expenses, 1.40% for Institutional Class shares and 1.65% for Administrative Class shares during the Fund's most recent (initial) fiscal year. Under the Expense Limitation Agreement, PIMCO Advisors may recoup these waivers and reimbursements (which do not continue after the Fund's initial fiscal year) in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional          $142               $443               $764              $1,674
            -----------------------------------------------------------------------------------
         Administrative          168                520                895               1,948
            -----------------------------------------------------------------------------------

                                                                   Prospectus 24

            PIMCO Allianz Select International Fund

                                                         Ticker Symbols:
                                                         N/A (Inst. Class)
                                                         N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus             Approximate
Investments   Seeks capital        Common stock of        Capitalization Range
and           appreciation         non-U.S. issuers       More than $1 billion
Strategies
                                   Approximate Number     Dividend Frequency
                                   of Holdings            At least annually
                                   30-60
            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks and other equity securities of companies located outside of the United States. Although the Fund normally invests in issuers from at least five different countries, it may at times invest in fewer than five countries, or even a single country. The Fund typically invests in approximately 30 to 60 stocks. Although the Fund invests primarily in developed market countries, it may also invest in developing, or "emerging," markets. The Fund has no other limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

             The portfolio managers select securities for the Fund using a research-driven "bottom-up" approach that seeks to utilize the Sub-Adviser's global research capabilities to identify companies with above-average long-term growth prospects and attractive valuations and that possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The portfolio manager seeks to select those stocks with the best long-term performance expectations, using a broad range of company fundamentals, such as long-term growth prospects, price-to-earnings ratios and other valuation measures, dividend and profit growth, balance sheet strength and return on assets. The portfolio managers sell stocks in order to adjust or rebalance the Fund's portfolio and to replace companies with weakening fundamentals.

             The Fund may invest a substantial portion of its assets in the securities of small and medium capitalization companies. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for portfolio management and hedging purposes. The Fund may to a limited degree invest in equity securities other than common stocks (such as equity-linked securities, preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              .Foreign Investment Risk
                                     .Growth Securities Risk.Focused Investment
              .Emerging Market Risk  .Value Securities Risk Risk
              .Currency Risk         .Smaller Company Risk  .Leveraging Risk
              .Market Risk           .Liquidity Risk        .Credit Risk
              .Issuer Risk           .Derivatives Risk      .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            The Fund's Administrative Class shares do not have a performance history for the time periods shown. Performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional
            Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative
            Class shares. The performance information on the next page for periods prior to May 8, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.85% per annum), which is higher than the current rate (0.75% per annum). Prior to November 1, 2000, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objectives and policies on November 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objectives and policies then been in effect. Past performance is no guarantee of future results.

25 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                            9/30/0    -14.71%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          47.11%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -17.79%
                                    [GRAPH]

                                 1998   39.40%
                                 1999  109.71%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                    1 Year        (12/31/97)(/3/)
         ------------------------------------------------------------------------
         Institutional Class                        109.71%       70.98%
         ------------------------------------------------------------------------
         Administrative Class                       109.22%       70.57%
         ------------------------------------------------------------------------
         MSCI EAFE Index(/1/)                        27.30%       23.77%
         ------------------------------------------------------------------------
         Lipper International Fund Average(/2/)      40.76%       25.87%
         ------------------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/2/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.75%    None           0.50%         1.25%
         ---------------------------------------------------------------------
         Administrative  0.75     0.25%          0.50          1.50
         ---------------------------------------------------------------------
            (1)  On May 8, 2000, the Fund's Advisory Fee rate decreased by
                 0.10%, to 0.75% per annum.
            (2)  Other Expenses reflects a 0.50% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $127     $397           $686          $1,511
         ---------------------------------------------------------------------
         Administrative   153      474            818           1,791
         ---------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Mega-Cap Fund
                                                         Ticker Symbols:
                                                         N/A (Inst. Class)
                                                         N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective          Very large               Capitalization Range
and           Seeks long-term    capitalization           The largest 250
Strategies    growth of capital  common stocks            publicly traded
                                                          companies (in terms
                                 Approximate Number       of market
                                 of Holdings              capitalizations)
                                 40-60
                                                          Dividend Frequency
                                                          At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with very large market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 250 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top portion of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk           .Growth Securities Risk .Focused Investment
              .Issuer Risk           .Credit Risk             Risk
              .Value Securities Risk                         .Management Risk
                                     .Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information
            The Fund commenced operations in September 1999 and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

27 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating Expense        Net Fund
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses       Reduction(/2/) Operating Expenses(/2/)
         --------------------------------------------------------------------------------------------------------
         Institutional   0.45%    None           0.81%         1.26%          (0.55)%        0.71%
         --------------------------------------------------------------------------------------------------------
         Administrative  0.45     0.25%          0.81          1.51           (0.55)         0.96
         --------------------------------------------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by each class, 0.55% in organizational expenses ("Organizational Expenses") attributable to each class during the most recent fiscal year, and 0.01% in other expenses attributable to Institutional Class shares during the most recent fiscal year, and estimated to be attributable to Administrative Class shares during the current fiscal year.
            (2) Net Expenses reflect the effect of a contractual agreement by
                PIMCO Advisors to waive, reduce or reimburse its Administrative Fee for each class to the extent Annual Fund Operating Expenses exceeded, due to the payment of organizational and certain other expenses, 0.70% for Institutional Class shares and 0.95% for Administrative Class shares during the Fund's most recent (initial) fiscal year. Under the Expense Limitation Agreement, PIMCO Advisors may recoup these waivers and reimbursements (which do not continue after the Fund's initial fiscal year) in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
         -----------------------------------------------------------------------------------
         Institutional          $72                $225               $390              $  858
         -----------------------------------------------------------------------------------
         Administrative          98                 303                524               1,145
         -----------------------------------------------------------------------------------


                                                                   Prospectus 28

            PIMCO Capital Appreciation Fund
                                                         Ticker Symbols:
                                                         PAPIX (Inst. Class)
                                                         PICAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective          Larger                   Capitalization Range
and           Seeks growth of    capitalization           At least $1 billion
Strategies    capital            common stocks
                                                          Dividend Frequency
                                 Approximate Number       At least annually
                                 of Holdings
                                 60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk         .Growth Securities Risk  .Credit Risk
              .Issuer Risk         .Focused Investment Risk .Management Risk
              .Value Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (7/31/96), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

29PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                             9/30/00      17.70%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          23.43%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -14.16%

                                    [GRAPH]

                              1992         7.51%
                              1993        17.70%
                              1994        -4.26%
                              1995        37.14%
                              1996        26.79%
                              1997        34.22%
                              1998        17.59%
                              1999        22.30%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                  Fund Inception
                                                   1 Year 5 Years (3/8/91)(/3/)
         -----------------------------------------------------------------------
         Institutional Class                       22.30% 27.40%  20.03%
         -----------------------------------------------------------------------
         Administrative Class                      21.92% 27.08%  19.72%
         -----------------------------------------------------------------------
         S&P 500 Index(/1/)                        21.04% 28.56%  19.75%
         -----------------------------------------------------------------------
         Lipper Multi-Cap Core Funds Average(/2/)  20.63% 23.01%  17.15%
         -----------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund
            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.45%    None           0.26%         0.71%
         ---------------------------------------------------------------------
         Administrative  0.45     0.25%          0.26          0.96
         ---------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.


            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $73      $227           $395          $  883
         ---------------------------------------------------------------------
         Administrative   98       306            531           1,178
         ---------------------------------------------------------------------

                                                                   Prospectus 30

            PIMCO Mid-Cap Fund
                                                            Ticker Symbols:
                                                            PMGIX (Inst. Class)
                                                            PMCGX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective          Medium                   Capitalization
and           Seeks growth       capitalization           Range
Strategies    of capital         common stocks            More than $500
                                                          million (excluding
                                 Approximate Number       the largest 200
                                 of Holdings              companies)
                                 60-100
                                                          Dividend Frequency
                                                          At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with medium market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

      .Market Risk           .Growth Securities Risk.Focused Investment Risk
      .Issuer Risk           .Smaller Company Risk  .Credit Risk
      .Value Securities Risk .Liquidity Risk        .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (11/30/94), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

31 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                            9/30/00       28.24%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          23.10%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -14.40%

                                    [GRAPH]

                                1992      9.18%
                                1993     15.77%
                                1994     -2.36%
                                1995     37.29%
                                1996     23.36%
                                1997     34.17%
                                1998      7.93%
                                1999     12.98%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                         Fund Inception
                                      1 Year   5 Years   (3/8/91)(/3/)
         --------------------------------------------------------------------
         Institutional Class          12.98%   22.61%    17.59%
         --------------------------------------------------------------------
         Administrative Class         12.67%   22.33%    17.31%
         --------------------------------------------------------------------
         Russell Mid-Cap Index(/1/)   18.23%   21.85%    17.31%
         --------------------------------------------------------------------
         Lipper Mid-Cap Core Funds
          Average(/2/)
                                      29.16%   21.12%    16.55%
         --------------------------------------------------------------------

            (1) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.45%    None           0.26%         0.71%
         ---------------------------------------------------------------------
         Administrative  0.45     0.25%          0.26          0.96
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.
            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted
            class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $73      $227           $395          $  883
         ---------------------------------------------------------------------
         Administrative   98       306            531           1,178
         ---------------------------------------------------------------------

                                                                   Prospectus 32

            PIMCO Micro-Cap Fund
                                                     Ticker Symbols:
                                                     PMCIX  (Inst. Class)
                                                     PMGAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus         Approximate
Investments   Seeks long-term      Very small         Capitalization Range
and           growth of capital    capitalization     Less than $250 million
Strategies                         common stocks
                                                      Dividend Frequency
                                   Approximate Number At least annually
                                   of Holdings
                                   60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with very small market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations less than $250 million. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 3% of the Fund's investments). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings
            (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

            .Market Risk            .Smaller Company Risk  .Focused Investment
            .Issuer Risk            .IPO Risk              .Credit Risk
            .Value Securities Risk  .Liquidity Risk        .Management Risk
            .Growth Securities Risk .Technology
                                      Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (4/1/96), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.
33  PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                          25.53%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (3rd Qtr.
                                                            '97)          21.61%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -20.71%

                                   [GRAPH]

                               1994      1.02%
                               1995     36.25%
                               1996     23.83%
                               1997     36.69%
                               1998     -3.88%
                               1999      5.43%

                       Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                  Fund Inception
                                                   1 Year 5 Years (6/25/93)(/3/)
         -----------------------------------------------------------------------
         Institutional Class                        5.43% 18.50%  16.99%
         -----------------------------------------------------------------------
         Administrative Class                       5.17% 18.22%  16.70%
         -----------------------------------------------------------------------
         Russell 2000 Index(/1/)                   21.25% 16.69%  14.19%
         -----------------------------------------------------------------------
         Lipper Small-Cap Core Funds Average(/2/)  28.46% 17.40%  13.35%
         -----------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalized weighted broad based index of small capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 6/25/93. Index comparisons begin on 6/30/93.

--------------------------------------------------------------------------------
Fees and
Expenses    These tables describe the fees and expenses you may pay if you buy
of the      and hold Institutional Class or Administrative Class shares of the
Fund        Fund:

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   1.25%    None           0.26%         1.51%
         ---------------------------------------------------------------------
         Administrative  1.25     0.25%          0.26          1.76
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $154     $477           $824          $1,802
         ---------------------------------------------------------------------
         Administrative   179      554            954           2,073
         ---------------------------------------------------------------------

                                                                   Prospectus 34

            PIMCO Small-Cap Value Fund
                                                   Ticker Symbols:
                                                   PSVIX (Inst. Class)
                                                   PVADX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Undervalued smaller     Capitalization Range
and           Seeks long-term     capitalization          Between $100 million
Strategies    growth of capital   common stocks           and $1.5 billion
              and income
                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of between $100 million and $1.5 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

              The Fund's initial selection universe consists of approximately
            4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

              From this narrowed universe, the portfolio managers select approximately 100 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

              Under normal circumstances, the Fund intends to be fully
            invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk           .Smaller Company Risk  .Credit Risk
              .Issuer Risk           .Liquidity Risk        .Management Risk
              .Value Securities Risk .Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (11/1/95), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

35 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                          10.93%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            "99)          16.39%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            "98)         -18.61%

                                   [GRAPH]

                              1992       18.27%
                              1993       13.39%
                              1994       -4.07%
                              1995       24.98%
                              1996       27.22%
                              1997       34.47%
                              1998       -9.16%
                              1999       -6.40%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                     Fund Inception
                                      1 Year         5 Years         (10/1/91)(/3/)
         --------------------------------------------------------------------------
         Institutional Class          -6.40%         12.97%          11.98%
         --------------------------------------------------------------------------
         Administrative Class         -6.69%         12.67%          11.69%
         --------------------------------------------------------------------------
         Russell 2000 Index(/1/)      21.25%         16.69%          14.97%
         --------------------------------------------------------------------------
         Lipper Small-Cap Value Funds
          Average(/2/)
                                       5.87%         13.76%          13.08%
         --------------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)
                                                          None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.60%    None           0.26%         0.86%
         ---------------------------------------------------------------------
         Administrative  0.60     0.25%          0.26          1.11
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $ 88     $274           $477          $1,061
         ---------------------------------------------------------------------
         Administrative   113      353            612           1,352
         ---------------------------------------------------------------------

                                                                   Prospectus 36

            PIMCO Enhanced Equity Fund
                                                      Ticker Symbols:
                                                      PEEIX (Inst. Class)
                                                      PEQAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective
Investments                      Fund Focus             Approximate
and           Seeks to provide   A portion of the       Capitalization Range
Strategies    a total return     common stocks          More than $5 billion
              which equals or    represented in
              exceeds the        the S&P 500            Dividend Frequency
              total return       Index                  At least annually
              performance of
              an index           Approximate Number
              (currently the     of Holdings
              S&P 500 Index)     100-200
              that represents
              the performance
              of a reasonably
              broad spectrum
              of common stocks
              that are
              publicly traded
              in the U.S.

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks represented in the S&P 500 Index.

             In making investment decisions for the Fund, the portfolio managers first rank the stocks in the S&P 500 Index using a quantitative model that analyses each stock's exposure to both growth factors (including company revenues and cash flows, reported and estimated earnings and earnings estimates revisions) and value factors (including relative stock price and price-to-earnings ratios). The rankings give more weight to stocks with rising earnings expectations where the stock price reflects reasonable valuation relative to other stocks in the same industry sector.

             Using these rankings, the portfolio managers construct a sector-
            neutral portfolio of between 100 to 200 stocks designed to have above-average total return potential relative to the S&P 500 Index. The portfolio managers also use a computer optimization model to provide risk-controlled exposure to the S&P 500 Index, such that the portfolio ordinarily has no greater volatility than the index and provides diversification across the industry sectors represented in the index. The portfolio managers attempt to maintain this balance through frequent and modest restructuring of the portfolio. Generally, a stock is sold when it drops significantly in the portfolio managers' rankings or when a replacement is necessary to maintain the Fund's balance of risk relative to the S&P 500 Index.

             Notwithstanding these strategies, there is no assurance that the
            Fund's investment performance will equal or exceed that of the S&P 500 Index.

             The Fund may invest in stocks of foreign issuers if included in the S&P 500. The Fund may change the index upon which it bases its performance without shareholder approval, although it does not expect to make such a change under ordinary circumstances.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

      .Market Risk            .Foreign Investment Risk    .Leveraging Risk

      .Issuer Risk            .Currency Risk              .Credit Risk

      .Value Securities Risk  .Focused Investment Risk    .Management Risk

      .Growth Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

37 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                          -2.89%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            "98)          22.48%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            "98)         -13.13%

                                   [GRAPH]

                                 1992    6.60%
                                 1993    3.71%
                                 1994   -0.49%
                                 1995   34.42%
                                 1996   21.15%
                                 1997   30.85%
                                 1998   26.51%
                                 1999   17.49%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                             Fund Inception
                                  1 Year       5 Years       (2/11/91)(/3/)
         ----------------------------------------------------------------------------
         Institutional Class      17.49%       25.93%        17.41%
         ----------------------------------------------------------------------------
         Administrative Class     17.40%       25.64%        17.13%
         ----------------------------------------------------------------------------
         S&P 500 Index(/1/)       21.04%       28.56%        20.50%
         ----------------------------------------------------------------------------
         Lipper Large-Cap Core
          Funds Average(/2/)
                                  22.77%       25.49%        18.48%
         ----------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into accout sales charges.
            (3) The Fund began operations on 2/11/91. Index comparisons begin on 1/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.45%    None           0.26%         0.71%
         ---------------------------------------------------------------------
         Administrative  0.45     0.25%          0.26          0.96
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $73      $227           $395          $  883
         ---------------------------------------------------------------------
         Administrative   98       306            531           1,178
         ---------------------------------------------------------------------

                                                                   Prospectus 38

            PIMCO Tax-Efficient Equity Fund
                                                         Ticker Symbols:
                                                         N/A   (Inst. Class)
                                                         PTXAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment ObjectiveFund Focus              Approximate
Investments   Seeks maximum       A portion of the        Capitalization Range
and           after-tax growth    common stocks           More than $5 billion
Strategies    of capital          represented in
                                  the S&P 500 Index

                                  Approximate Number      Dividend Frequency
                                  of Holdings
                                  More than 200           At least annually

            The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 200 common stocks. The Fund also attempts to achieve higher after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

             The Fund seeks to achieve its investment objective by normally investing at least 95% of its assets in stocks represented in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The Fund's return is intended to correlate highly with the return of the S&P 500 Index, but the portfolio managers attempt to produce a higher total return than the index by selecting a portion of the stocks represented in the index using the quantitative techniques described below. The portfolio managers also use these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500 Index.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

             Quantitative Techniques. The portfolio managers use a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential. They analyze factors such as growth of sustainable earnings and dividend behavior. Stocks in the top 50% of the model's ranking are considered for purchase by the Fund. The Fund looks to sell stocks selected from the bottom 20% of the model's ranking based on cost, current market value and anticipated benefit of replacement. The portfolio managers' sell discipline also focuses on reducing realized capital gains as indicated below.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk           .Growth Securities Risk  .Credit Risk
              .Issuer Risk           .Focused Investment Risk .Management Risk
              .Value Securities Risk .Leveraging Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Administrative Class shares. For periods prior to the inception of Institutional Class shares (7/2/99) and Administrative Class shares (9/30/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class D shares, which are offered in a different prospectus. The prior Class D performance has been adjusted to reflect that there are lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Past performance is no guarantee of future results.

39 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Administrative Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                          -2.42%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          14.98%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '99)          -7.32%

                                   [GRAPH]

                              1999       17.66%

                      Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                        Fund Inception
                                     1 Year             (7/10/98)(/3/)
         -----------------------------------------------------------------------------
         Administrative Class        17.66%             15.62%
         -----------------------------------------------------------------------------
         Institutional Class         18.09%             16.05%
         -----------------------------------------------------------------------------
         S&P 500 Index(/1/)          21.04%             20.42%
         -----------------------------------------------------------------------------
         Lipper Large-Cap Core Funds
          Average(/2/)
                                     22.77%             20.65%
         -----------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 7/10/98. Index comparisons begin on 6/30/98.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         --------------------------------------------------------------------

         Institutional   0.45%    None           0.26%         0.71%
         --------------------------------------------------------------------
         Administrative  0.45     0.25%          0.26          0.96
         --------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distribution, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional          $73                $227               $395              $  883
            -----------------------------------------------------------------------------------
         Administrative          98                 306                531               1,178
            -----------------------------------------------------------------------------------

                                                                   Prospectus 40

            PIMCO Structured Emerging Markets Fund
                                                        Ticker Symbols:
                                                        PSTIX  (Inst. Class)
                                                        N/A  (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Common stocks of        Capitalization Range
and           Seeks long-term     emerging market         All capitalizations
Strategies    growth of capital   issuers


                                                          Dividend Frequency
                                  Approximate Number      At least annually
                                  of Holdings
                                  More than 300

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies located in, or whose principal business operations are based in, emerging markets. The Fund is normally exposed to roughly 20 emerging market countries and invests in more than 300 stocks. The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar and may also invest directly in foreign currencies.

             The International Finance Corporation Investable Composite Index
            is the primary source for identifying emerging market countries for the Fund. The portfolio managers may identify other emerging market countries on the basis of market capitalization and liquidity, as well their inclusion (or consideration for inclusion) as emerging market countries in other broad-based market indexes.

             The portfolio managers follow a disciplined and systematic investment process that emphasizes diversification and fairly consistent allocation among countries, industries and issuers. They select countries based on factors such as level of economic development (with emphasis on GNP per capita and local economic diversification) and the maturity of equity markets in the country (with emphasis on freedom of investment flows and development of legal, regulatory, banking and settlement systems). They assign equal weight to most countries represented in the portfolio unless the size of a country's equity market is prohibitive. Countries with smaller equity markets (i.e., less than $5 billion of market capitalization) are assigned one-half the weight of countries with larger equity markets. The portfolio managers divide all issuers in each eligible country into the following five broad economic sector groups: financial, industrial, consumer, utilities and natural resources. The Fund attempts to maintain exposure across all five sectors in each country. The portfolio managers purchase and sell individual stocks based on such factors as liquidity, industry representation, performance relative to industry and long-term profitability. A stock may also be sold when the portfolio managers believe its relative weighting in the portfolio has become excessive.

             Aside from certain cash management practices, the Fund intends to invest substantially all of its assets in common stocks and other equity and equity-linked securities (including preferred stocks and convertible securities) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may use derivatives.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Foreign               .Value Securities    .Focused
               Investment Risk        Risk                 Investment Risk
              .Emerging Markets      .Growth              .Leveraging Risk
               Risk                   Securities Risk     .Credit Risk
              .Currency Risk         .Smaller Company     .Management Risk
              .Market Risk            Risk
              .Issuer Risk           .Liquidity Risk
                                     .Derivatives Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

41 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance Shown below is summary performance information for the Fund in a Information bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, but the returns do not reflect the impact of a 1.00% Fund Reimbursement
            Fee charged both at the time of purchase and at the time of redemption. If they did, the returns would be lower than those shown. The Fund's Administrative Class shares do not have a performance history. Performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.
            Unlike the bar chart, performance figures for Institutional Class and Administrative Class shares in the Average Annual Total
            Returns table reflect the impact of Fund Reimbursement Fees. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                         -18.50%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '99)          31.36%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '99)          -3.62%

                                    [GRAPH]

                                 1999   65.04%

                      Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                      1 Year     (6/30/98)(/3/)
         ----------------------------------------------------------------------
         Institutional Class                          62.40%     31.47%
         ----------------------------------------------------------------------
         Administrative Class                         62.03%     31.19%
         ----------------------------------------------------------------------
         IFC Investable Composite Index(/1/)          66.79%     33.38%
         ----------------------------------------------------------------------
         Lipper Emerging Markets Fund Average(/2/)    70.21%     29.21%
         ----------------------------------------------------------------------

            (1) The IFC Investable Composite Index is an unmanaged index representing the movements of stock prices and total returns in emerging stock markets taking into consideration foreign investment restrictions and stock screening for minimum size and liquidity. It is not possible to invest directly in the index.
            (2) The Lipper Emerging Markets Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that have an investment objective of long-term capital appreciation through investing at least 65% of their total assets in "emerging markets" (as determined by a country's GNP per capita or other economic measures) securities. It does not take into account sales charges.
            (3) The Fund began operations on 6/30/98. Index comparisons begin on 6/30/98.
                                                                   Prospectus

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your         None
            investment)

            Fund Reimbursement Fee (as a percentage of offering or 1.00%* exchange price or amount redeemed)

            * Unless a waiver applies, you will be charged a "Fund
              Reimbursement Fee" when you purchase, sell (redeem) or exchange Institutional Class or Administrative Class shares of the Fund. The fee will be equal to 1.00% of the net asset value of the shares purchased, redeemed or exchanged. Fund Reimbursement Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

            Average Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         --------------------------------------------------------------------
         Institutional   0.45%    None           0.79%         1.24%
         --------------------------------------------------------------------
         Administrative  0.45     0.25%          0.79          1.49
         --------------------------------------------------------------------

            (1) Other Expenses reflects a 0.50% Administrative Fee paid by the class and 0.29% in other expenses attributable to Institutional Class shares during the most recent fiscal year, and estimated to be attributable to Administrative Class shares during the current fiscal year.

            Examples: The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

            Assuming you redeem your shares at the end of each period.

         Share Class          Year 1           Year 3           Year 5           Year 10
         -------------------------------------------------------------------------------
         Institutional        $328             $600             $  893           $1,728
         -------------------------------------------------------------------------------
         Administrative        353              676              1,023            2,001
         -------------------------------------------------------------------------------

            Assuming you do not redeem your shares.

         Share Class          Year 1           Year 3           Year 5           Year 10
         -------------------------------------------------------------------------------
         Institutional        $225             $489             $774             $1,585
         -------------------------------------------------------------------------------
         Administrative        250              566              905              1,862
         -------------------------------------------------------------------------------

            * The Examples assume the payment of a 1.00% Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."


43 PIMCO Funds: Multi-Manager Series

            PIMCO Tax-Efficient Structured Emerging Markets Fund
                                            Ticker Symbols: PEFIX (Inst. Class)
                                                            N/A   (Admin. Class)

--------------------------------------------------------------------------------
Principal     Investment
Investments   Objective           Fund Focus              Approximate
and           Seeks long-term     Common stocks of        Capitalization Range
Strategies    growth of           emerging market         All capitalizations
              capital; the Fund   issuers
              also seeks to
              achieve superior
              after-tax returns
              for its
              shareholders by
              using a variety
              of tax-efficient
              management
              strategies


                                                          Dividend Frequency
                                  Approximate Number of Holdings
                                                          At least annually
                                  More than 300

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies located in, or whose principal business operations are based in, emerging markets. The Fund is normally exposed to roughly 20 emerging market countries and invests in more than 300 stocks. The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar and may also invest directly in foreign currencies.

             The International Finance Corporation Investable Composite Index
            is the primary source for identifying emerging market countries for the Fund. The portfolio managers may identify other emerging market countries on the basis of market capitalization and liquidity, as well their inclusion (or consideration for inclusion) as emerging market countries in other broad-based market indexes.

             The portfolio managers follow a disciplined and systematic investment process that emphasizes diversification and fairly consistent allocation among countries, industries and issuers. They select countries based on factors such as level of economic development (with emphasis on GNP per capita and local economic diversification) and the maturity of equity markets in the country (with emphasis on freedom of investment flows and development of legal, regulatory, banking and settlement systems). They assign equal weight to most countries represented in the portfolio unless the size of a country's equity market is prohibitive. Countries with smaller equity markets (i.e., less than $5 billion of market capitalization) are assigned one-half the weight of countries with larger equity markets. The portfolio managers divide all issuers in each eligible country into the following five broad economic sector groups: financial, industrial, consumer, utilities and natural resources. The Fund attempts to maintain exposure across all five sectors in each country. The portfolio managers purchase and sell individual stocks based on such factors as liquidity, industry representation, performance relative to industry and long-term profitability. A stock may also be sold when the portfolio managers believe its relative weighting in the portfolio has become excessive.

             Aside from certain cash management practices, the Fund intends to invest substantially all of its assets in common stocks and other equity and equity-linked securities (including preferred stocks and convertible securities) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may use derivatives.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Foreign Investment    .Value Securities Risk  .Focused Investment
               Risk                  .Growth Securities Risk  Risk
              .Emerging Markets Risk .Smaller Company Risk   .Leveraging Risk
              .Currency Risk         .Liquidity Risk         .Credit Risk
              .Market Risk           .Derivatives Risk       .Management Risk
              .Issuer Risk




            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

                                                                   Prospectus 44

--------------------------------------------------------------------------------
Performance Shown below is summary performance information for the Fund in a Information bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, but the returns do not reflect the impact of a 1.00% Fund Reimbursement
            Fee charged both at the time of purchase and at the time of redemption. If they did, the returns would be lower than those shown. The Fund's Administrative Class shares do not have a performance history. Performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.
            Unlike the bar chart, performance figures for Institutional Class and Administrative Class shares in the Average Annual Total
            Returns table reflect the impact of Fund Reimbursement Fees. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                         -21.55%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '99)          32.77%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '99)          -1.06%

                                   [GRAPH]

                                '99    72.61%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                      1 Year     (6/30/98)(/3/)
         ----------------------------------------------------------------------
         Institutional Class                          69.68%     37.10%
         ----------------------------------------------------------------------
         Administrative Class                         69.29%     36.82%
         ----------------------------------------------------------------------
         IFC Investable Composite Index(/1/)          66.79%     33.38%
         ----------------------------------------------------------------------
         Lipper Emerging Markets Fund Average(/2/)    70.21%     29.21%
         ----------------------------------------------------------------------

            (1) The IFC Investable Composite Index is an unmanaged index representing the movements of stock prices and total returns in emerging stock markets taking into consideration foreign investment restrictions and stock screening for minimum size and liquidity. It is not possible to invest directly in the index.
            (2) The Lipper Emerging Markets Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that have an investment objective of long-term capital appreciation through investing at least 65% of their total assets in "emerging markets" (as determined by a country's GNP per capita or other economic measures) securities. It does not take into account sales charges.
            (3) The Fund began operations on 6/30/98. Index comparisons begin on 6/30/98.
  PIMCO Funds: Multi-Manager Series
45

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your         None
            investment)

            Fund Reimbursement Fee (as a percentage of offering or 1.00%* exchange price or amount redeemed)

            * Unless a waiver applies, you will be charged a "Fund
              Reimbursement Fee" when you purchase, sell (redeem) or exchange Institutional Class or Administrative Class shares of the Fund. The fee will be equal to 1.00% of the net asset value of the shares purchased, redeemed or exchanged. Fund Reimbursement Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         --------------------------------------------------------------------
         Institutional   0.45%    None           0.55%         1.00%
         --------------------------------------------------------------------
         Administrative  0.45%    0.25%          0.55          1.25
         --------------------------------------------------------------------

            (1) Other Expenses reflects a 0.50% Administrative Fee paid by the class and 0.05% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

            Assuming you redeem your shares at the end of each period.

         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Institutional         $304               $527               $767               $1,459
         --------------------------------------------------------------------------------------
         Administrative         329                603                898                1,739
         --------------------------------------------------------------------------------------

            Assuming you do not redeem you shares.


         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Institutional         $201               $415               $647               $1,312
         --------------------------------------------------------------------------------------
         Administrative         226                493                779                1,596
         --------------------------------------------------------------------------------------

             * The Examples assume the payment of a 1.00% Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."
                                                                   Prospectus

            PIMCO International Fund
                                                         Ticker Symbols:
                                                         N/A (Inst. Class)
                                                         N/A (Admin. Class)

--------------------------------------------------------------------------------
Principal     Investment             Fund Focus           Approximate
Investments   Objective              Common stocks of     Capitalization Range
and           Seeks capital          foreign              More than $500
Strategies    appreciation           (non-U.S.)           million
              through                issuers
              investment in an                            Dividend Frequency
              international          Approximate Number   At least annually
              portfolio; income      of Holdings
              is an incidental       200-250
              consideration


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks, which may or may not pay dividends. The Fund normally invests in securities traded principally in developed foreign securities markets, but may also invest up to 30% of its assets in developing or "emerging" markets. The Fund has no prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.


              The portfolio manager uses a "top down" investment approach. He first determines regional and country weightings for the Fund by considering such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other financial, social, national and political factors. The Sub-Adviser's country specialists then select individual stocks to fill out the desired country weightings. In selecting stocks, the specialists analyze a broad range of company fundamentals, such as price-to-earnings, price-to-book value and price-to-cash flow ratios (value factors), earnings, dividend and profit growth (growth factors) and balance sheet strength and return on assets (quality factors). The portfolio manager sells stocks in order to adjust or rebalance the Fund's regional and country weightings or to replace companies with weakening fundamentals.

              The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts) primarily for risk management or hedging purposes. The Fund may also invest in equity securities other than common stocks (such as preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Foreign Investment    .Value Securities      .Focused Investment
               Risk                   Risk                   Risk
              .Emerging Markets Risk .Growth Securities     .Leveraging Risk
              .Currency Risk          Risk                  .Credit Risk
              .Market Risk           .Smaller Companies     .Management Risk
              .Issuer Risk            Risk
                                     .Liquidity Risk
                                     .Derivatives Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Institutional Class and Administrative Class shares (9/30/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower distribution and/or service (12b-1 fees) (if any) and administrative fees. The Fund had different sub-advisers during the periods prior to November 15, 1994 and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
47

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                         -18.06%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            "99)          21.81%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            "98)         -21.91%

                                   [GRAPH]

                             1990         -14.51%
                             1991          21.28%
                             1992          -4.75%
                             1993          34.98%
                             1994          -7.11%
                             1995           7.01%
                             1996           6.98%
                             1997           3.03%
                             1998           9.68%
                             1999          28.32%

                    Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                            Fund Inception
                                    1 Year 5 Years 10 Years (8/25/86)(/3/)
         -----------------------------------------------------------------
         Institutional Class        28.32% 10.67%   7.47%    9.07%
         -----------------------------------------------------------------
         Administrative Class       27.96% 10.32%   7.17%    8.78%
         -----------------------------------------------------------------
         MSCI EAFE Index(/1/)       27.31% 13.15%   7.34%   10.35%
         -----------------------------------------------------------------
         Lipper International Fund
          Average(/2/)              40.76% 15.13%  10.28%   11.59%
         -----------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe,
                Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and Asia. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 8/25/86. Index comparisons begin on 8/31/86.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.55%    None           0.58%         1.13%
         ---------------------------------------------------------------------
         Administrative  0.55     0.25%          0.58          1.38
         ---------------------------------------------------------------------
            (1) Other Expenses reflects a 0.50% Administrative Fee paid by the class and 0.08% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $115     $359           $622          $1,375
         ---------------------------------------------------------------------
         Administrative   140      437            755           1,657
         ---------------------------------------------------------------------

                                                                   Prospectus 48

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may also decline for a number of reasons
Risk        which directly relate to the issuer, such as management
            performance, financial leverage and reduced demand for the issuer's goods or services.

Value       Each Fund may invest in companies that may not be expected to
Securities  experience significant earnings growth, but whose securities its
Risk        portfolio manager believes are selling at a price lower than their true value. The Equity Income, Value, Renaissance, Growth &
            Income, Allianz Select International, Mega-Cap, Capital
            Appreciation, Mid-Cap, Micro-Cap, Small-Cap Value, Enhanced
            Equity, Tax-Efficient Equity, Structured Emerging Markets, Tax-
            Efficient Structured Emerging Markets and International Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth      Each Fund may invest in equity securities of companies that its
Securities  portfolio manager believes will experience relatively rapid
Risk        earnings growth. The Growth & Income, Growth, Select Growth,
            Target, Opportunity, Innovation, Global Innovation, Allianz Select
            International, Mega-Cap, Capital Appreciation, Mid-Cap, Micro-Cap,
            Enhanced Equity, Tax-Efficient Equity, Structured Emerging
            Markets, Tax-Efficient Structured Emerging Markets and
            International Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller
Company
Risk
            The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less
49 PIMCO Funds: Multi-Manager Series
            frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The Micro-Cap Fund, in particular, and the Innovation, Global Innovation, Opportunity and Small-Cap Value Funds generally have substantial exposure to this risk. The Growth & Income, Target, Allianz Select International and Mid-Cap Funds also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

IPO Risk The Funds, particularly the Global Innovation Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives All Funds except the Mega-Cap, Capital Appreciation, Mid-Cap,
Risk Micro-Cap and Small-Cap Value Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.


                                                                   Prospectus 50

            Technology Related Risk. Because the Global Innovation and Innovation Funds concentrate their investments in companies which utilize innovative technologies, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, signficant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.

Foreign     A Fund that invests in foreign securities, and particularly the
(non-       Global Innovation, Allianz Select International, Structured
U.S.)       Emerging Markets, Tax-Efficient Structured Emerging Markets and
Investment  International Funds, may experience more rapid and extreme changes
Risk        in value than Funds that invest exclusively in securities of U.S.
            issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the Global
            Innovation, Allianz Select International, Structured Emerging
            Markets, Tax-Efficient Structured Emerging Markets or
            International Fund, invests a significant portion of its assets in a narrowly defined geographic area such as Europe, Asia or South
            America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

            Foreign investment risk may be particularly high to the extent
Emerging    that a Fund invests in emerging market securities of issuers based
Markets     in countries with developing economies. These securities may
Risk        present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Structured Emerging
            Markets and Tax-Efficient Structured Emerging Markets Funds normally invest most of their assets in emerging market securities and are particularly sensitive to these risks. The Global
            Innovation, Allianz Select International and International Funds may also invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency    Funds that invest directly in foreign currencies or in securities
Risk        that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Global Innovation, Allianz Select
            International, Structured Emerging Markets, Tax-Efficient
            Structured Emerging Markets and International Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.


Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies or regions increases risk. Funds, such as
Risk        the Select Growth Fund, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those

51 PIMCO Funds: Multi-Manager Series
            issuers also may present substantial credit or other risks. The Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the Innovation and Global Innovation Funds are vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because these funds normally "concentrate" their investments in those companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

            Leverage, including borrowing, will cause the value of a Fund's Leveraging shares to be more volatile than if the Fund did not use leverage.
Risk This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds, and in particular the Global Innovation, Enhanced Equity, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds, may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Interest    To the extent that Funds purchase fixed income securities for
Rate Risk   investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

            As interest rates rise, the value of fixed income securities in a Fund's portfolio are likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High        Funds that invest in high yield securities and unrated securities
Yield       of similar quality (commonly known as "junk bonds") may be subject
Risk        to greater levels of interest rate, credit and liquidity risk than
            Funds that do not invest in such securities. The Growth & Income
            Fund is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them.

Management  Each Fund is subject to management risk because it is an actively
Risk managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

                                                                   Prospectus 52

            Management of the Funds

Investment
Adviser
and
Administrator
            PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 800 Newport Center Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2000, PIMCO Advisors and its subsidiary partnerships had approximately $272 billion in assets under management.

             PIMCO Advisors has retained investment management firms ("Sub-
            Advisers") to manage each Fund's investments, except that the PIMCO Equity Advisors division of PIMCO Advisors manages the investments of the Equity Income, Value, Renaissance, Growth & Income, Growth, Select Growth, Target, Opportunity, Innovation and Global Innovation Funds. (PIMCO Equity Advisors is also referred to as a "Sub-Adviser" in this capacity.) See "Sub-Advisers" below.

             PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory    Each Fund pays PIMCO Advisors fees in return for providing or
Fees        arranging for the provision of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate
            Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

             For the fiscal year ended June 30, 2000, the Funds paid monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

         Fund                                                  Advisory Fees
            ----------------------------------------------------------------
         Equity Income, Value, Capital Appreciation, Mid-Cap,
          Enhanced Equity, Tax-Efficient Equity, Structured
          Emerging Markets and
          Tax-Efficient Structured Emerging Markets Funds          0.45%
         Growth Fund                                               0.50%
         Target and International Funds                            0.55%
         Renaissance, Select Growth and Small-Cap Value Funds      0.60%*
         Growth & Income Fund                                      0.63%*
         Opportunity and Innovation Funds                          0.65%
         Allianz Select International Fund                         0.75%*
         Micro-Cap Fund                                            1.25%
            -------
            * On April 1, 2000, the advisory fee rate for the Select Growth
              Fund increased from 0.57% to 0.60% per annum. On May 8, 2000, the advisory fee rate for the Allianz Select International Fund decreased from 0.85% to 0.75% per annum. On August 1, 2000, the advisory fee rate for the Growth & Income Fund decreased from 0.63% to 0.60% per annum.

             The Global Innovation and Mega-Cap Funds were not operational during the entire fiscal year ended June 30, 2000. The annual investment advisory fee rates payable by those Funds are 1.00% and 0.45%, respectively (each stated as a percentage of the average daily net assets of each Fund taken separately).

53 PIMCO Funds: Multi-Manager Series

Administrative
Fees
            Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

             Institutional and Administrative Class shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Institutional and Administrative Class shares):

         Fund                                               Administrative Fees
            -------------------------------------------------------------------
         Allianz Select International, Structured Emerging
          Markets, Tax-Efficient Structured Emerging
          Markets and International Funds                          0.50%
         Global Innovation Fund                                    0.40%
         All Other Funds                                           0.25%

Sub-        Each Sub-Adviser has full investment discretion and makes all
Advisers    determinations with respect to the investment of a Fund's assets.
            The following provides summary information about each Sub-Adviser, including the Fund(s) it manages and its investment specialty.

         Sub-Adviser*              Funds                      Investment Specialty
            ----------------------------------------------------------------------------
         PIMCO Equity Advisors     Equity Income, Value,      Disciplined approach to
         division of PIMCO         Renaissance, Growth &      identifying quality growth
         Advisors ("PIMCO Equity   Income, Growth, Select     and/or undervalued
         Advisors")                Growth, Target,            companies
         1345 Avenue of the        Opportunity, Innovation
         Americas, 50th Floor      and Global Innovation
         New York, NY 10105

         PIMCO/Allianz             Allianz Select             International stocks using
         International Advisors    International              a research-driven "bottom-
         LLC ("PAIA")                                         up" approach.
         1345 Avenue of the
         Americas, 50th Floor
         New York, NY 10105

         Cadence Capital           Mega-Cap, Capital          A blend of growth
         Management ("Cadence")    Appreciation, Mid-Cap and  companies whose stock is
         Exchange Place, 53 State  Micro-Cap                  reasonably valued by the
         Street                                               market
         Boston, MA 02109

         NFJ Investment Group      Small-Cap Value            Value stocks that the Sub-
         ("NFJ")                                              Adviser believes are
         2121 San Jacinto, Suite                              undervalued and/or offer
         1840                                                 above-average dividend
         Dallas, TX 75201                                     yields

         Parametric Portfolio      Enhanced Equity, Tax-      Stocks, using
         Associates                Efficient Equity,          quantitatively-driven
         ("Parametric")            Structured Emerging        fundamental analysis and
         7310 Columbia Center,     Markets and Tax-Efficient  economic methods, with a
         701 Fifth Avenue          Structured Emerging        specialty in tax-efficient
         Seattle, WA 98104         Markets                    products

         Blairlogie Capital        International              International stocks using
         Management                                           Scottish standards of
         ("Blairlogie")                                       prudent investment
         4th Floor, 125 Princes                               management with modern
         Street                                               quantitative analytical
         Edinburgh EH2 4AD,                                   tools
         Scotland

            -------
            * PIMCO Equity Advisors is a division of PIMCO Advisors. PAIA is a wholly-owned subsidiary of PIMCO Advisors. With the exception of Blairlogie, each of the other Sub-Advisers is an affiliated sub-partnership of PIMCO Advisors.

             The following provides additional information about each Sub-
            Adviser and the individual Portfolio Manager(s) who have or share primary responsibility for managing the Funds' investments.

PIMCO
Equity
Advisors
            A division of PIMCO Advisors, PIMCO Equity Advisors provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PIMCO Equity Advisors had combined assets as of September 30, 2000 of approximately $14.5 billion. See "Investment Adviser and Administrator" above for additional information about PIMCO Advisors.

                                                                   Prospectus 54

              The following individuals at PIMCO Equity Advisors have or share primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for each of the Growth, Target, Opportunity and Innovation Funds prior to March 6, 1999, for the Renaissance Fund prior to May 7, 1999, for the Select Growth and Growth & Income Funds prior to July 1, 1999, and for the Equity Income and Value Funds prior to May 8, 2000.

                          Portfolio
         Fund             Manager(s)          Since          Recent Professional Experience
            -------------------------------------------------------------------------------------
         Equity Income    Kenneth W. Corba     5/00          Managing Director and Chief
                                                             Investment Officer of PIMCO Equity
                                                             Advisors and a Member of the
                                                             Management Board of PIMCO Advisors.
                                                             Prior to joining PIMCO Advisors, he
                                                             was with Eagle Asset Management from
                                                             1995 to 1998, serving in various
                                                             capacities including as Chief
                                                             Investment Officer and Portfolio
                                                             Manager. He was with Stein Roe and
                                                             Farnham Inc. from 1984 to 1995,
                                                             serving in various capacities
                                                             including as Director of the Capital
                                                             Management Group, Senior Vice
                                                             President and Portfolio Manager.

         Value            John K. Schneider    5/00          Senior Portfolio Manager of PIMCO
                                                             Equity Advisors. Prior to joining
                                                             PIMCO Advisors, he was a partner and
                                                             Portfolio Manager of Schneider
                                                             Capital Management from 1996 to
                                                             1999, where he managed equity
                                                             accounts for various institutional
                                                             clients. Prior to that he was a
                                                             member of the Equity Policy
                                                             Committee and Director of Research
                                                             at Newbold's Asset Management from
                                                             1991 to 1996.

         Renaissance      Mr. Schneider        5/99          See above.



         Growth & Income  Mr. Corba            7/99          See above.

                          Peter C. Thoms       8/00          Investment Analyst at Federated
                                                             Investors from July 1998 to May
                                                             1999. Previously, he received his
                                                             M.B.A. at the University of
                                                             Virginia's Darden School of
                                                             Business.
         Growth           Mr. Corba            5/99          See above.

         Select Growth    Messrs. Corba and    7/99          See above.
                          Schneider

         Target           Mr. Corba            3/99          See above.

                          Jeff Parker          3/99          Assistant Portfolio Manager and
                                                             Research Analyst for PIMCO Equity
                                                             Advisors. Prior to joining PIMCO
                                                             Equity Advisors, he managed equity
                                                             accounts as an Assistant Portfolio
                                                             Manager at Eagle Asset Management
                                                             from 1996 to 1998. He was a Senior
                                                             Consultant with Andersen Consulting,
                                                             specializing in healthcare and
                                                             technology, from 1991 to 1994.

         Opportunity      Michael F. Gaffney   3/99          Managing Director of PIMCO Equity
                                                             Advisors, where he manages the
                                                             Opportunity Fund and other small-cap
                                                             products. Prior to joining PIMCO
                                                             Advisors, he was with Alliance
                                                             Capital Management L.P. from 1993 to
                                                             1999, serving in various capacities
                                                             including as Senior Vice President
                                                             and Portfolio Manager.

         Innovation       Dennis P. McKechnie 10/98          Portfolio Manager of PIMCO Equity
                                                             Advisors. Prior to joining PIMCO
                                                             Advisors, he was with Columbus
                                                             Circle Investors from 1991 to 1999,
                                                             where he managed equity accounts and
                                                             served in various capacities
                                                             including as Portfolio Manager for
                                                             the Innovation Fund.

         Global           Mr. McKechnie       12/99+         See above.
         Innovation
                          Jiyoung Kim         4/00           Senior Research Analyst for PIMCO
                                                             Innovation Fund, where she covers
                                                             biotechnology, telecommunications
                                                             equipment, semiconductors and
                                                             networking. Prior to joining PIMCO
                                                             Equity Advisors in 1999, she was a
                                                             Senior Research Analyst at Fred
                                                             Alger Management from 1994 to 1999.
                                                             Prior to that, she was a Senior
                                                             Research Technician at Repligen, a
                                                             biopharmaceutical company.

            -------
            + Since inception of the Fund. Prior to PIMCO Advisors and PIMCO
              Equity Advisors assuming their positions as Adviser and Sub-Adviser, respectively, of the Global Innovation Fund, Mr. McKechnie managed the Fund's portfolio in his capacity as an officer of the Trust.

55PIMCO Funds: Multi-Manager Series

PAIA A wholly-owned subsidiary of PIMCO Advisors, PAIA provides international advisory services to mutual funds. PAIA commenced operations during the fourth quarter of 2000. Different firms served as sub-adviser to the Allianz Select International Fund prior to November 1, 2000.

              The following individuals at PAIA share primary responsibility for the Allianz Select International Fund.

         Fund           Portfolio Manager(s)             Since Recent Professional Experience
         ---------------------------------------------------------------------------------
         Allianz        Udo Frank (lead manager)         11/00 Managing Director and Chief
         Select                                                Investment Officer of Allianz
         International                                         Asset Advisory and Management
                                                               GmbH ("Allianz AAM"),
                                                               responsible for the entire
                                                               investment area (since 1997),
                                                               and Chief Executive Officer
                                                               and Chief Investment Officer
                                                               of Allianz PIMCO Asset
                                                               Management. Previously, Mr.
                                                               Frank served as the Chief
                                                               Investment Officer of Allianz
                                                               KAG (since 1994).

                        Wolfram Gerdes (co-manager)      11/00 Managing director of Equity
                                                               Portfolio Management at
                                                               Allianz AAM since 1998. Prior
                                                               to joining Allianz AAM, he
                                                               held various positions,
                                                               including head of Portfolio
                                                               Management, with Allianz
                                                               Lebensversicherungs AG from
                                                               1992 to 1998.

                        Gerd Wolfgang Hintz (co-manager) 11/00 Managing Director of the
                                                               Equity Research Department at
                                                               Allianz AAM since 1998. In
                                                               addition, he has been
                                                               responsible for Allianz AAM's
                                                               trading department since
                                                               January 2000. Previously, he
                                                               was the head of Research and
                                                               Investor Relations of Allianz
                                                               AG.

Cadence An affiliated sub-partnership of PIMCO Advisors, Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2000 of approximately $6.8 billion.

              The following individuals at Cadence share primary
            responsibility for each of the noted Funds.

                               Portfolio
         Fund                  Manager(s)          Since          Recent Professional Experience
         ------------------------------------------------------------------------------------------
         Mega-Cap              David B. Breed       9/99*         Managing Director, Chief Executive
                                                                  Officer, Chief Investment Officer
                                                                  and founding partner of Cadence.
                                                                  Member of the Management Board of
                                                                  PIMCO Advisors. He is a research
                                                                  generalist and has lead the team of
                                                                  portfolio managers and analysts
                                                                  since 1988. Mr. Breed has managed
                                                                  separate equity accounts for many
                                                                  institutional clients and has led
                                                                  the team that manages the PIMCO
                                                                  Funds sub-advised by Cadence since
                                                                  those Funds' inception dates.

                               William B. Bannick   9/99*         Managing Director and Executive Vice
                                                                  President at Cadence. Mr. Bannick is
                                                                  a research generalist and Senior
                                                                  Portfolio Manager for the Cadence
                                                                  team. He has managed separately
                                                                  managed equity accounts for various
                                                                  Cadence institutional clients and
                                                                  has been a member of the team that
                                                                  manages the PIMCO Funds sub-advised
                                                                  by Cadence since joining Cadence in
                                                                  1992.
                               Katherine A. Burdon  9/99*         Managing Director and Senior
                                                                  Portfolio Manager at Cadence. Ms.
                                                                  Burdon is a research generalist and
                                                                  has managed separately managed
                                                                  equity accounts for various Cadence
                                                                  institutional clients and has been a
                                                                  member of the team that manages the
                                                                  PIMCO Funds sub-advised by Cadence
                                                                  since joining Cadence in 1993.
                               Peter B. McManus     9/99*         Director, Account Management at
                                                                  Cadence. He has been a member of the
                                                                  investment team at Cadence and
                                                                  handles client relationships of
                                                                  separately managed accounts, and has
                                                                  been a member of the team that
                                                                  manages the PIMCO Funds sub-advised
                                                                  by Cadence since joining Cadence in
                                                                  1994. Previously, he served as a
                                                                  Vice President of Bank of Boston
                                                                  from 1991 to 1994.
         Capital Appreciation  Mr. Breed            3/91*         See above.
                               Mr. Bannick         10/92          See above.
                               Ms. Burdon           1/93          See above.
                               Mr. McManus         10/94          See above.

         Mid-Cap               Mr. Breed            8/91*         See above.
                               Messrs. Bannick and Same as        See above.
                               McManus and         Capital
                               Ms. Burdon          Appreciation
                                                   Fund

         Micro-Cap             Messrs. Breed and    6/93*         See above.
                               Bannick and Ms.
                               Burdon

                               Mr. McManus         10/94          See above.

            -------
            *Since inception of the Fund.

                                                                   Prospectus 56

NFJ An affiliated sub-partnership of PIMCO Advisors, NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 2000 of approximately $1.8 billion.

              The following individuals at NFJ share primary responsibility for the noted Fund.

                          Portfolio
         Fund             Manager(s)          Since          Recent Professional Experience
            -------------------------------------------------------------------------------------
         Small-Cap Value  Chris Najork        10/91*         Managing Director and founding
                                                             partner of NFJ. He has 30 years'
                                                             experience encompassing equity
                                                             research and portfolio management.
                                                             Prior to the formation of NFJ in
                                                             1989, he was a senior vice
                                                             president, senior portfolio manager
                                                             and analyst at NationsBank, which he
                                                             joined in 1974.

                          Benno J. Fischer    10/91*         Managing Director and founding
                                                             partner of NFJ. He has 32 years'
                                                             experience in portfolio management,
                                                             investment analysis and research.
                                                             Prior to the formation of NFJ in
                                                             1989, he was chief investment
                                                             officer (institutional and fixed
                                                             income), senior vice president and
                                                             senior portfolio manager at
                                                             NationsBank, which he joined in
                                                             1971. Prior to joining NationsBank,
                                                             Mr. Fischer was a securities analyst
                                                             at Chase Manhattan Bank and Clark,
                                                             Dodge.

                          Paul A. Magnuson     7/95          Principal at NFJ. He is a Portfolio
                                                             Manager and Senior Research Analyst
                                                             with 14 years' experience in equity
                                                             analysis and portfolio management.
                                                             Prior to joining NFJ in 1992, he was
                                                             an assistant vice president at
                                                             NationsBank, which he joined in
                                                             1985. Within the Trust Investment
                                                             Qualitative Services Division of
                                                             NationsBank, he was responsible for
                                                             equity analytics and structured
                                                             fund management.

            -------
            *Since inception of the Fund.

Parametric  An affiliated sub-partnership of PIMCO Advisors, Parametric provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 2000 of approximately $4.4 billion.

              The following individuals share primary responsibility for each of the noted Funds.

                                   Portfolio
         Fund                      Manager(s)          Since          Recent Professional Experience
            ----------------------------------------------------------------------------------------------
         Enhanced Equity           David Stein          7/96*         Managing Director of Parametric. He
                                                                      has been with Parametric since 1996
                                                                      where he leads the investment,
                                                                      research and product development
                                                                      activities. Previously, he served in
                                                                      Investment Research at GTE
                                                                      Corporation from 1995 to 1996, in
                                                                      Equity Research at Vanguard Group
                                                                      from 1994 to 1995 and in Investment
                                                                      Research at IBM Corporation from
                                                                      1977 to 1994.

                                   Tom Seto            10/98*         Vice President and Portfolio Manager
                                                                      of Parametric. Since joining
                                                                      Parametric in 1998, he has been
                                                                      responsible for management of
                                                                      Parametric's active U.S. equity
                                                                      strategies and has managed
                                                                      structured equity portfolios.
                                                                      Previously, he was with Barclays
                                                                      Global Investors from 1991 to 1998,
                                                                      serving in various capacities
                                                                      including as head of U.S. Equity
                                                                      Index Investments and Portfolio
                                                                      Manager.



         Tax-Efficient Equity      Messrs. Stein and    9/98*         See above.
                                   Seto

         Structured Emerging       Messrs. Stein and    6/98*         See above.
         Markets                   Seto

                                   Cliff Quisenberry    6/98*         Vice President and Global Portfolio
                                                                      Manager of Parametric. He joined
                                                                      Parametric in 1998 where he heads
                                                                      international investments in both
                                                                      developed and emerging markets.
                                                                      Previously, he served as Vice
                                                                      President and Portfolio Manager at
                                                                      Cutler & Co. from 1990 to 1994 and
                                                                      as a Securities Analyst and
                                                                      Portfolio Manager at Fred Alger
                                                                      Management from 1987 to 1998.

         Tax-Efficient Structured  Messrs. Stein, Seto  6/98*         See above.
         Emerging Markets          and Quisenberry

            -------
            *Since inception of the Fund.

57PIMCO Funds: Multi-Manager Series

Blairlogie  Blairlogie provides advisory services to mutual funds and institutional accounts. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 2000 of approximately $1.0 billion.

             Blairlogie is an indirect majority-owned subsidiary of the
            Alleghany Corporation, and is not an affiliate of PIMCO Advisors. Blairlogie was formerly an affiliated sub-partnership of PIMCO Advisors. On April 30, 1999, PIMCO Advisors sold all of its ownership interest in Blairlogie to subsidiaries of the Alleghany Corporation. PIMCO Advisors retained Blairlogie as the Sub-Adviser of the International Fund both prior and subsequent to this transaction.

            The following individual at Blairlogie has primary responsibility for the International Fund.

         Fund           Portfolio Manager Since Recent Professional Experience
         --------------------------------------------------------------------------
         International  James Smith       11/94 Chief Investment Officer of Blairlogie
                                                since 1992, responsible for setting
                                                investment policy, asset allocation,
                                                managing the investment team and stock
                                                selection in Latin America.

Adviser/Sub-Adviser
Relationship
            Shareholders of each Fund (except the Innovation, Mid-Cap and Micro-Cap Funds) have approved a proposal permitting PIMCO Advisors to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors. PIMCO Advisors has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

                                                                   Prospectus 58

            Investment Options --
            Institutional Class and Administrative Class Shares

            The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus.

             The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a 1.00% Fund Reimbursement Fee may apply to transactions involving shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees" below.

             Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

              . Service and Distribution (12b-1) Fees--Administrative Class
            Shares. The Trust has adopted an Administrative Services Plan for the Administrative Class shares of each Fund. It has also adopted a Distribution Plan for the Administrative Class shares of each Fund. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940 and is administered in accordance with that rule. However, shareholders do not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan.

             Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

             In combination, the Plans permit a Fund to make total
            reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Institutional Class and
            Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

59 PIMCO Funds: Multi-Manager Series

            Purchases, Redemptions and Exchanges

Purchasing  Investors may purchase Institutional Class and Administrative
Shares Class shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge or other fee, except that a 1.00% Fund Reimbursement Fee may apply to transactions involving shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. See "Fund Reimbursement Fees" below.

             Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

             Administrative Class shares are offered primarily through
            employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

             Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

              . Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of PIMCO Advisors, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of PIMCO Equity Advisors, PAIA, Cadence, NFJ, Pacific Investment Management Company, Parametric, and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

             The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

             The investment minimums discussed in this section and the
            limitations set forth in "Investment Limitations" below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

              . Timing of Purchase Orders and Share Price Calculations. A
            purchase order received by the Trust's transfer agent, National Financial Data Services (the "Transfer Agent"), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after the close of regular trading on the New York Stock Exchange will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

                                                                   Prospectus 60

              . Initial Investment. Investors may open an account by
            completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

             Except as described below, an investor may purchase Institutional
            Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

             An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO Advisors or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

              . Additional Investments. An investor may purchase additional
            Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

              . Other Purchase Information. Purchases of a Fund's
            Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

             The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

             An investor should invest in the Funds for long-term investment purposes only. The Trust and PIMCO Advisors each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

             Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

             Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO Advisors or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

              . Retirement Plans. Shares of the Funds are available for
            purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts

61PIMCO Funds: Multi-Manager Series
            contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

              . Fund Reimbursement Fees. Investors in Institutional Class and
            Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a "Fund Reimbursement Fee," both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are not paid separately, but are deducted automatically from the amount invested or the amount to be received in connection with a redemption. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO Advisors, the Fund's Sub-Adviser, or the Distributor. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions and exchanges of shares acquired by these reinvestments are subject to Fund Reimbursement Fees unless a waiver applies.

             The purpose of the Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of the Fund's shares (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thereby insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

             Waiver of Fund Reimbursement Fees. Former participants in the
            Parametric Portfolio Associates Emerging Markets Trust will not be subject to Fund Reimbursement Fees with respect to any shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such participant through June 30, 1998. Such participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.

Redeeming
Shares
              . Redemptions by Mail. An investor may redeem (sell)
            Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records,

                                                                   Prospectus 62
            and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

              . Redemptions by Telephone or Other Wire Communication. An
            investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

             In electing a telephone redemption, the investor authorizes
            Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

             Shareholders may decline telephone exchange or redemption
            privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

             Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

              . Other Redemption Information. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

             Unless eligible for a waiver, shareholders of the Structured
            Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who redeem their shares will pay a Fund Reimbursement Fee equal to 1.00% of the NAV of the shares redeemed. See "Fund Reimbursement Fees" above.

63PIMCO Funds: Multi-Manager Series

             Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

             For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

             Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

             The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

             Redemptions of Fund shares may be suspended when trading on the
            New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange    Except as provided below, an investor may exchange Institutional
Privilege   Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds:
            Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es).
            Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds:
            Pacific Investment Management Series at the same address and telephone number as the Trust.

                                                                   Prospectus 64

             Unless eligible for a waiver, shareholders who exchange their
            Institutional Class or Administrative Class shares of a Fund for the same class of shares of the Structured Emerging Markets or Tax-Efficient Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of these Funds acquired in connection with the exchange. Also, shareholders who exchange shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund for shares of any other Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of these Funds redeemed in connection with the exchange. See "Fund Reimbursement Fees" above.

             An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges investors may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.

            How Fund Shares Are Priced

             The net asset value ("NAV") of a Fund's Institutional and
            Administrative Class shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

65PIMCO Funds: Multi-Manager Series

             Fund shares are valued at the close of regular trading (normally
            4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

             Under certain circumstances, the per share NAV of the
            Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

          Fund                      At Least Annually                 Quarterly
            -------------------------------------------------------------------
          Equity Income Fund                                              .
            -------------------------------------------------------------------
          All other Funds                  .
            -------------------------------------------------------------------

             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

             A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

             Shareholders do not pay any sales charges or other fees
            (including Fund Reimbursement Fees) on the receipt of shares received through the reinvestment of Fund distributions. However, shareholders of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who receive additional shares through the reinvestment of distributions will pay a Fund Reimbursement Fee if they subsequently redeem or exchange those shares. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

             For further information on distribution options, please contact the Trust at 1-800-927-4648.

                                                                   Prospectus 66

            Tax Consequences

              . Taxes on Fund Distributions. A shareholder subject to U.S.
            federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable as ordinary income.

             Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

              . Taxes on Redemptions or Exchanges of Shares. Any gain
            resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

              . A Note on the Tax-Efficient Equity and Tax-Efficient
            Structured Emerging Markets Funds. The Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds utilize a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Funds generally seek to minimize realized gains and, when realizing gains, attempt to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Funds attempt to minimize taxable distributions, they may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

              . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

             This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.
  PIMCO Funds: Multi-Manager Series
67

            Characteristics and Risks of Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed       Fixed income securities are obligations of the issuer to make
Income      payments of principal and/or interest on future dates, and include
Securities  corporate and government bonds, notes, certificates of deposit,
and         commercial paper, convertible securities and mortgage-backed and
Defensive   other asset-backed securities.
Strategies

             Aside from the cash management practices described below, the
            Mega-Cap, Capital Appreciation, Mid-Cap, Micro-Cap, Enhanced Equity and Tax-Efficient Equity Funds intend to be as fully invested in common stocks as practicable at all times. The Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds normally invest substantially all of their assets in common stocks and other equity and equity-linked securities, but may invest up to 5% of their assets in fixed income securities of emerging market issuers. For cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of the Funds listed in this paragraph will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

             Under normal circumstances, the Small-Cap Value Fund intends to be fully invested in common stocks (aside from cash management practices), except that the Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The Equity Income, Value, Renaissance, Growth, Select Growth, Target, Opportunity, Innovation, Global Innovation, Allianz Select International and International Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Allianz Select International and International Funds may also hold up to 100% of their assets in other domestic fixed income, foreign fixed income and equity securities principally traded in the U.S., including obligations issued or guaranteed by a foreign government or its agencies, authorities or instrumentalities, corporate bonds and

                                                                   Prospectus 68

            American Depository Receipts, for temporary defensive purposes. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

Companies   Each of the Funds may invest in securities of companies with
With        market capitalizations that are small compared to other publicly
Smaller     traded companies. The Micro-Cap Fund, in particular, and the
Market      Opportunity and Small-Cap Value Funds generally invest primarily
Capitaliza- in smaller companies and are especially sensitive to the risks
tions       described below. In addition, the Innovation and Global Innovation
            Funds generally have substantial exposure to these risks. The
            Target, Growth & Income, Allianz Select International and Mid-Cap
            Funds also have significant exposure to these risks because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than the largest companies.

             Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial     The Funds, particularly the Global Innovation Fund, may purchase
Public      securities in initial public offerings (IPOs). These securities
Offerings   are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

69 PIMCO Funds: Multi-Manager Series

Foreign     The Allianz Select International, Structured Emerging Markets,
(non-       Tax-Efficient Structured Emerging Markets and International Funds
U.S.)       normally invest principally in securities of foreign issuers,
Securities  securities traded principally in securities markets outside the
            United States and/or securities denominated in foreign currencies
            (together, "foreign securities"). The Global Innovation Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). The Equity
            Income, Value, Renaissance, Growth & Income, Growth, Target,
            Opportunity and Innovation Funds may invest up to 15% of their respective assets in foreign securities. The Select Growth Fund may invest up to 25% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below). The
            Enhanced Equity and Tax-Efficient Equity Funds may invest in common stocks of foreign issuers if included in the S&P 500 Index.

             All of the Funds may invest in American Depository Receipts
            (ADRs). In addition, the Equity Income, Value, Renaissance, Growth & Income, Growth, Select Growth, Target, Opportunity, Innovation, Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may invest in European Depository Receipts
            (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging    Each of the Funds that may invest in foreign securities may invest
Market      in securities of issuers based in or that trade principally in
Securities  countries with developing (or "emerging market") economies. The
            Structured Emerging Markets and Tax-Efficient Structured Emerging
            Markets Funds normally invest most of their assets in emerging market securities. The Global Innovation, Allianz Select
            International and International Funds may also invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may

                                                                   Prospectus 70
            occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign     A Fund that invests directly in foreign currencies or in
Currencies  securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Global
            Innovation, Allianz Select International, Structured
            Emerging Markets, Tax-Efficient Structured Emerging Markets and
            International Funds are particularly sensitive to this risk.

             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The Equity Income, Value,
            Renaissance, Growth & Income, Growth, Select Growth, Target, Opportunity, Innovation, Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract,

71PIMCO Funds: Multi-Manager Series
            which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

             The Global Innovation, Allianz Select International, Structured
            Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Corporate   Each Fund that may invest in fixed income securities may invest in
Debt        corporate debt securities. The Growth & Income Fund may invest up
Securities  to 10% of its assets in these securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Each Fund may invest in convertible securities. The Growth & Securities Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives Each Fund (except the Mega-Cap, Capital Appreciation, Mid-Cap,
            Micro-Cap and Small-Cap Value Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will

                                                                   Prospectus 72
            succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

             Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Equity Income, Value, Renaissance, Growth & Income, Growth, Select Growth, Target, Opportunity, Innovation, Global Innovation, Allianz Select International, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Enhanced Equity Fund may purchase and write options on securities indexes and enter into securities index futures contracts and options on securities index futures contracts. The Global Innovation, Allianz Select International, Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

73PIMCO Funds: Multi-Manager Series

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-     The Funds may invest in equity-linked securities. Each of the
Linked      Allianz Select International, Structured Emerging Markets and Tax-
Securities  Efficient Structured Emerging Markets Funds may invest up to 15%
            of its assets in equity-linked securities. The International Fund may invest up to 5% of its assets in equity-linked securities.
            Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security.
            Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

Credit      The Funds may invest in securities based on their credit ratings
Ratings     assigned by rating agencies such as Moody's Investors Service,
and         Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Unrated     Moody's, S&P and other rating agencies are private services that
Securities  provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High        Securities rated lower than Baa by Moody's or lower than BBB by
Yield       S&P are sometimes referred to as "high yield securities" or "junk
Securities  bonds." The Funds, particularly the Growth & Income Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated

                                                                   Prospectus 74
            fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of    For the purpose of achieving income, each Fund may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse
Repurchase
Agreements
and Other
Borrowings
            Each Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements.

75PIMCO Funds: Multi-Manager Series

            A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Illiquid    Each Fund may invest in securities that are illiquid so long as
Securities  not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term
            "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment  The Allianz Select International and International Funds may
in Other    invest up to 10% of their assets in securities of other investment
Investment  companies, such as closed-end management investment companies, or
Companies   in pooled accounts or other investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Portfolio   With the exception of the Tax-Efficient Equity and Tax-Efficient
Turnover    Structured Emerging Markets Funds, the length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements, although the Tax-Efficient
            Equity and Tax-Efficient Structured Emerging Markets Funds will generally attempt to limit portfolio turnover as part of their tax-efficient management strategies. High portfolio turnover
            (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Funds, such as the Growth & Income, Select
            Growth and Allianz Select International Funds, that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes     The investment objective of each of the Renaissance, Growth &
in          Income, Growth, Select Growth, Target, Opportunity, Innovation,
Investment Global Innovation, Allianz Select International, Mega-Cap, Tax-Objectives Efficient Equity, Tax-Efficient Structured Emerging Markets and
and         International Funds described in this Prospectus may be changed by
Policies    the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


                                                                   Prospectus 76

New and     In addition to the risks described under "Summary of Principal
Smaller-    Risks" above and in this section, several of the Funds are newly
Sized       formed and therefore have limited or no performance history for
Funds       investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Funds may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Funds to additional risks. Please see the Statement of
            Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

77PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)




                                                                   Prospectus

            Financial Highlights
            The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

                        Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
       Year or            Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
        Period          Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
        Ended           of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
------------------------------------------------------------------------------------------------------------------
Equity Income Fund (i)
 Institutional Class
  06/30/00               $15.62      $ 0.39 (a)      $(2.44)(a)   $(2.05)     $(0.39)      $0.00        $(0.48)
  06/30/99                16.09        0.44 (a)        1.28 (a)     1.72       (0.43)       0.00         (1.76)
  06/30/98                15.41        0.44 (a)        2.75 (a)     3.19       (0.42)       0.00         (2.09)
  06/30/97                14.36        0.40            3.17         3.57       (0.55)       0.00         (1.97)
  11/01/95-06/30/96       13.09        0.78            1.31         2.09       (0.34)       0.00         (0.48)
 Administrative Class
  06/30/00                15.61        0.37 (a)       (2.46)(a)    (2.09)      (0.33)       0.00         (0.48)
  06/30/99                16.08        0.41 (a)        1.28 (a)     1.69       (0.40)       0.00         (1.76)
  06/30/98                15.40        0.40 (a)        2.75 (a)     3.15       (0.38)       0.00         (2.09)
  06/30/97                14.35        0.27            3.26         3.53       (0.51)       0.00         (1.97)
  11/01/95-06/30/96       13.13        0.75            1.31         2.06       (0.36)       0.00         (0.48)
Value Fund (i)
 Institutional Class
  06/30/00               $15.30      $ 0.28 (a)      $(1.33)(a)   $(1.05)     $(0.26)      $0.00        $(0.57)
  06/30/99                15.66        0.28 (a)        1.36 (a)     1.64       (0.28)       0.00         (1.72)
  06/30/98                14.81        0.25 (a)        2.47 (a)     2.72       (0.24)       0.00         (1.63)
  06/30/97                12.46        1.05            2.11         3.16       (0.31)       0.00         (0.50)
  11/01/95-06/30/96       12.53        0.25            1.62         1.87       (0.17)       0.00         (1.77)
 Administrative Class
  06/30/00                15.26        0.24 (a)       (1.33)(a)    (1.09)      (0.25)       0.00         (0.57)
  06/30/99                15.65        0.26 (a)        1.32 (a)     1.58       (0.25)       0.00         (1.72)
  08/21/97-06/30/98       15.66        0.19 (a)        1.65 (a)     1.84       (0.22)       0.00         (1.63)
Renaissance Fund (ii)
 Institutional Class
  06/30/00               $18.23      $ 0.42 (a)      $(0.23)(a)   $ 0.19      $ 0.00       $0.00        $(2.59)
  06/30/99                19.07        0.06 (a)        1.43 (a)     1.49        0.00        0.00         (2.33)
  12/30/97-06/30/98       16.73        0.05            2.29         2.34        0.00        0.00          0.00
 Administrative Class
  06/30/00                18.18        0.11 (a)        0.09 (a)     0.20        0.00        0.00         (2.59)
  08/31/98-06/30/99       15.37        0.02 (a)        5.12 (a)     5.14        0.00        0.00         (2.33)
Growth & Income Fund
 (ii)
 Institutional Class
  06/30/00               $15.84      $(0.07)(a)      $ 5.81 (a)   $ 5.74      $ 0.00       $0.00        $(8.18)
  06/30/99                13.53       (0.03)(a)        2.99 (a)     2.96        0.00        0.00         (0.65)
  06/30/98                14.04       (0.03)(a)        3.61 (a)     3.58        0.00        0.00         (4.09)
  06/30/97                14.66       (0.06)(a)        1.31 (a)     1.25        0.00        0.00         (1.87)
  11/01/95-06/30/96       12.92        0.49            1.62         2.11        0.00        0.00         (0.37)
 Administrative Class
  07/01/98-05/27/99(b)    13.50       (0.05)(a)        1.71 (a)     1.66        0.00        0.00         (0.65)
  08/21/97-06/30/98       15.27       (0.05)(a)        2.37 (a)     2.32        0.00        0.00         (4.09)
Growth Fund (ii)
 Institutional Class
  06/30/00               $31.24      $(0.14)(a)      $ 9.73 (a)   $ 9.59      $ 0.00       $0.00        $(5.66)
  03/31/99-06/30/99       31.27       (0.01)(a)       (0.02)(a)    (0.03)       0.00        0.00          0.00
 Administrative Class
  06/30/00                31.23       (0.21)(a)        9.59 (a)     9.38        0.00        0.00         (5.66)
  03/31/99-06/30/99       31.27       (0.04)(a)        0.00 (a)    (0.04)       0.00        0.00          0.00

-------
 *    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) All Administrative Class shares of the Growth & Income Fund were redeemed on May 27, 1999.
(i) The information provided for the Equity Income and Value Funds reflects the results of operations under the Funds' former Sub-Adviser through May 8, 2000; the Funds would not necessarily have achieved the results shown above under their current investment management arrangements.
(ii) The information provided for the Renaissance, Growth & Income and Growth Funds reflects results of operations under the Funds' former Sub-Adviser through May 7, June 30, and March 6, 1999, respectively; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements. The Growth & Income Fund (formerly the Mid-Cap Equity Fund) changed its investment objective and policies on August 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown.

79  PIMCO Funds: Multi-Manager Series

                                           Fund                                                        Ratio of Net
Distributions                          Reimbursement                                       Ratio of     Investment
in Excess of   Tax Basis               Fee Added To  Net Asset               Net Assets   Expenses to  Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net   to Average     Portfolio
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets      Net Assets   Turnover Rate
----------------------------------------------------------------------------------------------------------------------------------
   $(2.16)       $0.00      $(3.03)       $ 0.00      $10.54      (12.83)%    $ 28,812       0.72%          3.21%         114%
     0.00         0.00       (2.19)         0.00       15.62       12.56       123,012       0.71           3.00           76
     0.00         0.00       (2.51)         0.00       16.09       21.84       138,650       0.71           2.71           45
     0.00         0.00       (2.52)         0.00       15.41       27.67       121,138       0.72           3.03           45
     0.00         0.00       (0.82)         0.00       14.36       16.35       116,714       0.70*          3.41*          52
    (2.16)        0.00       (2.97)         0.00       10.55      (13.17)        2,827       0.97           3.00          114%
     0.00         0.00       (2.16)         0.00       15.61       12.31        13,797       0.96           2.80           76
     0.00         0.00       (2.47)         0.00       16.08       21.58        11,699       0.96           2.45           45
     0.00         0.00       (2.48)         0.00       15.40       27.40         8,145       0.97           2.79           45
     0.00         0.00       (0.84)         0.00       14.35       16.08         6,097       0.95*          3.19*          52
   $(2.00)       $0.00      $(2.83)       $ 0.00      $11.42       (6.65)%    $ 41,996       0.70%          2.18%         196%
     0.00         0.00       (2.00)         0.00       15.30       12.30        69,181       0.71           1.99          101
     0.00         0.00       (1.87)         0.00       15.66       19.35        83,219       0.71           1.59           77
     0.00         0.00       (0.81)         0.00       14.81       26.38        74,613       0.73           2.02           71
     0.00         0.00       (1.94)         0.00       12.46       16.24        52,727       0.70*          2.40*          29
    (2.00)        0.00       (2.82)         0.00       11.35       (7.00)       24,380       0.96           1.97          196%
     0.00         0.00       (1.97)         0.00       15.26       11.91        23,164       0.95           1.81          101
     0.00         0.00       (1.85)         0.00       15.65       12.71        10,349       0.96*          1.40*          77
   $(0.86)       $0.00      $(3.45)       $ 0.00      $14.97        3.30 %    $  6,394       0.85%          2.73%         133%
     0.00         0.00       (2.33)         0.00       18.23       10.24           136       0.86           0.38          221
     0.00         0.00        0.00          0.00       19.07       13.99           851       0.86*          0.55*         192
    (0.86)        0.00       (3.45)         0.00       14.93        3.36           953       1.10           0.71          133
     0.00         0.00       (2.33)         0.00       18.18       36.41           427       1.09*          0.13*         221
   $(0.42)       $0.00      $(8.60)       $ 0.00      $12.98       49.32%     $  4,914       1.03%(c)      (0.46)%        195%
     0.00         0.00       (0.65)         0.00       15.84       23.18         7,399       0.89          (0.22)         273
     0.00         0.00       (4.09)         0.00       13.53       30.40         8,488       0.89          (0.25)         268
     0.00         0.00       (1.87)         0.00       14.04        9.61         7,591       1.15          (0.43)         202
     0.00         0.00       (0.37)         0.00       14.66       16.72         8,378       0.88*         (0.32)*         97
     0.00         0.00       (0.65)         0.00       14.51       13.12             0       1.14*         (0.45)*        273
     0.00         0.00       (4.09)         0.00       13.50       19.65         2,371       1.13*         (0.49)*        268
   $ 0.00        $0.00      $(5.66)       $ 0.00      $35.17       32.66 %    $ 17,533       0.77%         (0.39)%         72%
     0.00         0.00        0.00          0.00       31.24       (0.10)          948       0.74*         (0.19)*        131
     0.00         0.00       (5.66)         0.00       34.95       31.92        15,116       1.02          (0.63)          72
     0.00         0.00        0.00          0.00       31.23       (0.13)        6,164       0.97*         (0.53)*        131

-------
(c) Ratio of expenses to average net assets excluding interest expense is 0.88%.
                                                                   Prospectus


                          Net Asset                Net Realized/      Total    Dividends  Dividends in  Distributions
        Year or             Value        Net         Unrealized    Income from  from Net  Excess of Net   from Net
         Period           Beginning  Investment    Gain (Loss) on  Investment  Investment  Investment     Realized
         Ended            of Period Income (Loss)   Investments    Operations    Income      Income     Capital Gains
---------------------------------------------------------------------------------------------------------------------
Select Growth Fund (iii)
 Institutional Class
  06/30/00                 $24.86      $  0.05 (a)    $   2.86 (a)   $ 2.91      $(0.02)     $ 0.00        $(3.72)
  06/30/99                  20.39        (0.04)(a)        5.24 (a)     5.20        0.00        0.00         (0.73)
  06/30/98                  15.55         0.03 (a)        6.11 (a)     6.14        0.00        0.00         (1.30)
  06/30/97                  13.55         0.03 (a)        2.78 (a)     2.81       (0.02)       0.00         (0.79)
  11/01/95-06/30/96         12.72         0.51            0.65         1.16       (0.04)      (0.01)        (0.28)
 Administrative Class
  06/30/00                 $24.67      $  0.01 (a)    $   2.76 (a)   $ 2.75      $(0.03)     $ 0.00        $(3.72)
  06/30/99                  20.32        (0.03)(a)        5.11 (a)     5.08        0.00        0.00         (0.73)
  06/30/98                  15.53        (0.01)(a)        6.10 (a)     6.09        0.00        0.00         (1.30)
  06/30/97                  13.56         0.00 (a)        2.77 (a)     2.77       (0.01)       0.00         (0.79)
  11/01/95-06/30/96         12.73         0.49            0.65         1.14       (0.02)      (0.01)        (0.28)
Target Fund (iv)
 Institutional Class
  06/30/00                 $17.74      $ (0.14)(a)    $  15.30 (a)   $15.16      $ 0.00      $ 0.00        $(1.80)
  03/31/99-06/30/99         16.34        (0.02)(a)        1.42 (a)     1.40        0.00        0.00          0.00
 Administrative Class
  06/30/00                  17.73        (0.19)(a)       15.55 (a)    15.36        0.00        0.00         (1.80)
  03/31/99-06/30/99         16.34        (0.03)(a)        1.42 (a)     1.39        0.00        0.00          0.00
Opportunity Fund (iv)
 Institutional Class
  06/30/00                 $24.26      $(0.12)(a)     $  11.17 (a)   $11.05      $ 0.00      $ 0.00        $(7.88)
  03/31/99-06/30/99         21.40       (0.03)(a)         2.89 (a)     2.86        0.00        0.00          0.00
 Administrative Class
  06/30/00                  24.26       (0.18)(a)        11.24 (a)    11.06        0.00        0.00         (7.88)
  03/31/99-06/30/99         21.40       (0.05)(a)         2.91 (a)     2.86        0.00        0.00          0.00
Innovation Fund (iv)
 Institutional Class
  06/30/00                 $37.50      $(0.37)(a)     $  41.80 (a)   $41.43      $ 0.00      $ 0.00        $(6.39)
  03/05/99-06/30/99         32.73       (0.05)(a)         4.82 (a)     4.77        0.00        0.00          0.00
 Administrative Class
  03/31/00-06/30/00         99.70       (0.20)(a)      (27.17)(a)    (27.37)       0.00        0.00          0.00
Global Innovation Fund
 Institutional Class
  03/31/00-06/30/00        $20.17      $(0.01)(a)     $ (1.20)(a)    $(1.21)     $ 0.00      $ 0.00        $ 0.00

-------
*     Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(iii) Formerly the PIMCO Core Equity Fund. The Fund changed its investment objective and policies on April 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown. In addition, the performance results shown above reflect the Fund's advisory fee level in effect prior to April 1, 2000; these results would have been lower had the Fund's current advisory fee level then been in effect. This information also reflects the results of operations under the Fund's former Sub-Adviser through June 30, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(iv) The information provided for the Target, Opportunity and Innovation Funds reflects results of operations under the Funds' former Sub-Adviser through March 6, 1999; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements.

81  PIMCO Funds: Multi-Manager Series

                                           Fund                                                         Ratio of Net
Distributions                          Reimbursement                                       Ratio of      Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to   Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net    to Average
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets       Net Assets
---------------------------------------------------------------------------------------------------------------------
   $ 0.00       $(0.01)     $ (3.75)      $ 0.00      $ 24.02      13.11%     $  2,613       0.94%(b)        0.20%
     0.00         0.00        (0.73)        0.00        24.86      26.34         1,184       1.01           (0.20)
     0.00         0.00        (1.30)        0.00        20.39      41.83         1,915       0.83            0.20
     0.00         0.00        (0.81)        0.00        15.55      21.59         6,444       0.87            0.23
     0.00         0.00        (0.33)        0.00        13.55       9.41        10,452       0.82*           0.53*
   $ 0.00       $(0.01)     $ (3.76)      $ 0.00      $ 23.66      12.54%     $     49       1.18%(c)       (0.05)%
     0.00         0.00        (0.73)        0.00        24.67      25.84            15       1.08           (0.17)
     0.00         0.00        (1.30)        0.00        20.32      41.54       128,666       1.08           (0.07)
     0.00         0.00        (0.80)        0.00        15.53      21.20        29,332       1.13           (0.03)
     0.00         0.00        (0.31)        0.00        13.56       9.23        33,575       1.07*           0.28 *
   $ 0.00       $ 0.00      $ (1.80)      $ 0.00      $ 31.10      89.85%     $ 18,436       0.81%          (0.50)%
     0.00         0.00         0.00         0.00        17.74       8.57         1,298       0.79*          (0.39)*
     0.00         0.00        (1.80)        0.00        31.29      91.13         6,699       1.06           (0.78)
     0.00         0.00         0.00         0.00        17.73       8.51         5,513       1.02*          (0.61)*
   $ 0.00       $ 0.00      $ (7.88)      $ 0.00      $ 27.43      50.24%     $ 39,205       0.91%          (0.42)%
     0.00         0.00         0.00         0.00        24.26      13.36           417       0.88*          (0.54)*
     0.00         0.00        (7.88)        0.00        27.44      50.36         8,486       1.16           (0.67)
     0.00         0.00         0.00         0.00        24.26      13.36         2,010       1.12*          (0.82)*
   $ 0.00       $ 0.00      $ (6.39)      $ 0.00      $ 72.54     115.34%     $ 28,334       0.90%          (0.52)%
     0.00         0.00         0.00         0.00        37.50      14.57           444       0.88*          (0.15)
     0.00         0.00         0.00         0.00        72.33     (27.45)          668       1.15*          (0.92)*
   $ 0.00       $ 0.00      $  0.00       $ 0.00      $ 18.96      (6.00)%    $    403       1.40%(d)*      (0.25)%*
   Portfolio
 Turnover Rate
-------------------------------------------------------------------------------------------------------
      170%
       95
      120
      139
       73
      170%
       95
      120
      139
       73
       99%
      229
       99
      229
      254%
      175
      254
      175
      186%
      119
      186
      131%

-------
(b) Ratio of expenses to average net assets excluding interest expense is 0.83%.
(c) Ratio of expenses to average net assets excluding interest expense is 1.08%.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.47% for the period ended June 30, 2000.

                                                                   Prospectus 82


                         Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
        Year or            Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
        Period           Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
         Ended           of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
-------------------------------------------------------------------------------------------------------------------
Allianz Select
 International Fund (v)
 Institutional Class
  06/30/00                $16.04      $(0.05)(a)      $8.90 (a)     $8.85      $ 0.00      $ 0.00        $(4.43)
  06/30/99                 13.55       (0.02)(a)       3.56 (a)      3.54       (0.02)       0.00         (1.03)
  12/31/97-06/30/98        10.00        0.00 (a)       3.55 (a)      3.55        0.00        0.00          0.00
Mega-Cap Fund
 Institutional Class
  08/31/99-06/30/00       $10.00      $ 0.00 (a)      $3.35 (a)     $3.35      $ 0.00      $ 0.00        $ 0.00
Capital Appreciation
 Fund
 Institutional Class
  06/30/00                $26.84      $  0.08 (a)     $5.29 (a)     $5.37      $(0.07)     $(0.04)       $(5.00)
  06/30/99                 26.13         0.16 (a)      2.35 (a)      2.51       (0.15)       0.00         (1.65)
  06/30/98                 21.19         0.15 (a)      6.59 (a)      6.74       (0.12)       0.00         (1.68)
  06/30/97                 18.10         0.24          5.08          5.32       (0.10)       0.00         (2.13)
  11/01/95-06/30/96        16.94         0.35          1.99          2.34       (0.15)       0.00         (1.03)
 Administrative Class
  06/30/00                 26.64         0.01 (a)      5.25 (a)      5.26       (0.03)      (0.02)        (5.00)
  06/30/99                 25.99         0.09 (a)      2.34 (a)      2.43       (0.13)       0.00         (1.65)
  06/30/98                 21.16         0.10 (a)      6.55 (a)      6.65       (0.14)       0.00         (1.68)
  07/31/96-06/30/97        17.19         0.16          6.03          6.19       (0.09)       0.00         (2.13)
Mid-Cap Fund (vi)
 Institutional Class
  06/30/00                $23.01      $  0.09 (a)     $7.91 (a)     $8.00      $(0.07)     $(0.04)       $(0.02)
  06/30/99                 24.09         0.12 (a)     (0.11)(a)      0.01       (0.02)       0.00         (1.07)
  06/30/98                 20.28         0.11 (a)      5.11 (a)      5.22       (0.07)      (0.01)        (1.33)
  06/30/97                 19.44        (0.07)         5.25          5.18       (0.05)       0.00         (4.29)
  11/01/95-06/30/96        18.16         0.32          1.53          1.85       (0.14)       0.00         (0.43)
 Administrative Class
  06/30/00                 22.88         0.03 (a)      7.86 (a)      7.89       (0.03)      (0.02)        (0.02)
  06/30/99                 23.96         0.06 (a)     (0.06)(a)      0.00       (0.01)       0.00         (1.07)
  06/30/98                 20.24         0.05 (a)      5.08 (a)      5.13       (0.07)      (0.01)        (1.33)
  06/30/97                 19.44        (0.13)         5.25          5.12       (0.03)       0.00         (4.29)
  11/01/95-06/30/96        18.17         0.28          1.53          1.81       (0.11)       0.00         (0.43)
Micro-Cap Fund (vii)
 Institutional Class
  06/30/00                $20.00      $ (0.19)(a)     $5.31 (a)     $5.12      $ 0.00      $ 0.00        $ 0.00
  06/30/99                 23.66        (0.14)(a)     (2.89)(a)     (3.03)       0.00        0.00          0.00
  06/30/98                 19.85        (0.11)(a)      6.54 (a)      6.43        0.00        0.00         (2.62)
  06/30/97                 18.47         0.00          3.41          3.41        0.00        0.00         (2.03)
  11/01/95-06/30/96        15.38         0.00          3.43          3.43        0.00        0.00         (0.34)
 Administrative Class
  06/30/00                 19.82        (0.26)(a)      5.27 (a)      5.01        0.00        0.00          0.00
  06/30/99                 23.52        (0.19)(a)     (2.88)(a)     (3.07)       0.00        0.00          0.00
  06/30/98                 19.78        (0.17)(a)      6.53 (a)      6.36        0.00        0.00         (2.62)
  06/30/97                 18.46        (0.06)         3.41          3.35        0.00        0.00         (2.03)
  04/01/96-06/30/96        16.73         0.03          1.70          1.73        0.00        0.00          0.00

-------
*   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(v) Formerly the International Growth Fund. The information provided for the Allianz Select International Fund reflects results of operations under the Fund's former Sub-Advisers through June 30, 2000; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements. The Fund changed its investment objective and policies on November 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown.
(vi)  Formerly the Mid-Cap Growth Fund.
(vii) Formerly the Micro-Cap Growth Fund.

83 PIMCO Funds: Multi-Manager Series

                                           Fund                                                         Ratio of Net
Distributions                          Reimbursement                                       Ratio of      Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to   Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net    to Average
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets       Net Assets
---------------------------------------------------------------------------------------------------------------------
   $ 0.00        $0.00      $(4.43)        $0.00      $20.46       56.28%     $ 10,541       1.35%          (0.22)%
     0.00         0.00       (1.05)         0.00       16.04       28.62         8,408       1.39           (0.15)
     0.00         0.00        0.00          0.00       13.55       35.50         6,822       1.36*           0.08*
   $ 0.00        $0.00      $ 0.00         $0.00      $13.35       33.54%     $  4,009       0.71%*(b)       0.04%*
   $ 0.00        $0.00      $(5.11)        $0.00      $27.10       22.79%     $372,028       0.71%           0.29%
     0.00         0.00       (1.80)         0.00       26.84       10.57       645,967       0.71            0.64
     0.00         0.00       (1.80)         0.00       26.13       32.97       805,856       0.71            0.64
     0.00         0.00       (2.23)         0.00       21.19       31.52       536,187       0.71            1.02
     0.00         0.00       (1.18)         0.00       18.10       14.65       348,728       0.70*           1.33*
     0.00         0.00       (5.05)         0.00       26.85       22.49       180,423       0.96            0.04
     0.00         0.00       (1.78)         0.00       26.64       10.30       229,831       0.95            0.38
     0.00         0.00       (1.82)         0.00       25.99       32.55       132,384       0.96            0.39
     0.00         0.00       (2.22)         0.00       21.16       38.26         3,115       0.96*           0.66*
   $ 0.00        $0.00      $(0.13)        $0.00      $30.88       34.88%     $582,715       0.71%           0.35%
     0.00         0.00       (1.09)         0.00       23.01        0.33       581,544       0.70            0.54
     0.00         0.00       (1.41)         0.00       24.09       26.16       437,985       0.71            0.46
     0.00         0.00       (4.34)         0.00       20.28       30.58       291,374       0.71            0.53
     0.00         0.00       (0.57)         0.00       19.44       10.37       231,011       0.70*           1.11*
     0.00         0.00       (0.07)         0.00       30.70       34.53       142,986       0.96            0.10
     0.00         0.00       (1.08)         0.00       22.88        0.31       104,337       0.95            0.30
     0.00         0.00       (1.41)         0.00       23.96       25.75        73,614       0.95            0.22
     0.00         0.00       (4.32)         0.00       20.24       30.23         2,066       0.96            0.28
     0.00         0.00       (0.54)         0.00       19.44       10.17         1,071       0.95*           0.89*
   $ 0.00        $0.00      $ 0.00         $0.00      $25.12       25.60 %    $231,579       1.51%          (0.90)%
    (0.63)        0.00       (0.63)         0.00       20.00      (12.66)      234,439       1.50           (0.71)
     0.00         0.00       (2.62)         0.00       23.66       33.95       257,842       1.51           (0.50)
     0.00         0.00       (2.03)         0.00       19.85       20.05       164,139       1.52           (0.49)
     0.00         0.00       (0.34)         0.00       18.47       22.64        83,973       1.50*          (0.45)*
     0.00         0.00        0.00          0.00       24.83       25.28         7,208       1.76           (1.19)
    (0.63)        0.00       (0.63)         0.00       19.82      (12.91)        3,000       1.75           (0.97)
     0.00         0.00       (2.62)         0.00       23.52       33.70         4,779       1.76           (0.74)
     0.00         0.00       (2.03)         0.00       19.78       19.72         2,116       1.77           (0.74)
     0.00         0.00        0.00          0.00       18.46       10.34           566       1.73*          (0.74)*


    Portfolio
  Turnover Rate
--------------------------------------------------------------------------------------------------------
       62%
      269
       60
      151%
      119%
      120
       75
       87
       73
      119
      120
       75
       87
      164%
       85
       66
       82
       79
      164
       85
       66
       82
       79
       85%
       73
       72
       84
       54
       85
       73
       72
       84
       54

-------
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26% for the period ended June 30, 2000.

                                                                  Prospectus 84

                          Net Asset               Net Realized/     Total    Dividends  Dividends in  Distributions
   Year or                  Value        Net        Unrealized   Income from  from Net  Excess of Net   from Net
   Period                 Beginning  Investment   Gain (Loss) on Investment  Investment  Investment     Realized
    Ended                 of Period Income (Loss)  Investments   Operations    Income      Income     Capital Gains
-------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund
 Institutional Class
  06/30/00                 $16.05       $0.37 (a)     $(1.82)(a)   $(1.45)     $(0.34)      $0.00        $ 0.00
  06/30/99                  17.68        0.32 (a)      (1.29)(a)    (0.97)      (0.21)       0.00          0.00
  06/30/98                  15.78        0.29 (a)       2.50 (a)     2.79       (0.13)       0.00         (0.76)
  06/30/97                  14.20        0.46           3.63         4.09       (0.13)       0.00         (2.38)
  11/01/95-06/30/96         13.10        0.56           1.49         2.05       (0.21)       0.00         (0.74)
 Administrative Class
  06/30/00                  15.97        0.34 (a)      (1.81)(a)    (1.47)      (0.31)       0.00          0.00
  06/30/99                  17.63        0.29 (a)      (1.30)(a)    (1.01)      (0.20)       0.00          0.00
  06/30/98                  15.76        0.25 (a)       2.49 (a)     2.74       (0.11)       0.00         (0.76)
  06/30/97                  14.20        0.38           3.68         4.06       (0.12)       0.00         (2.38)
  11/01/95-06/30/96         13.16        0.54           1.43         1.97       (0.19)       0.00         (0.74)
Enhanced Equity Fund
 Institutional Class
  06/30/00                 $12.96       $0.07 (a)     $ 0.49 (a)   $ 0.56      $(0.07)      $0.00        $(0.47)
  06/30/99                  12.64        0.08 (a)       1.91 (a)     1.99       (0.06)       0.00         (1.61)
  06/30/98                  16.46        0.11 (a)       3.91 (a)     4.02       (0.11)       0.00         (7.73)
  06/30/97                  15.91        1.18           3.10         4.28       (0.10)       0.00         (3.63)
  11/01/95-06/30/96         14.44        0.34           1.67         2.01       (0.16)       0.00         (0.38)
 Administrative Class
  06/30/00                  12.87        0.03 (a)       0.53 (a)     0.56       (0.05)       0.00         (0.47)
  06/30/99                  12.59        0.05 (a)       1.90 (a)     1.95       (0.06)       0.00         (1.61)
  08/21/97-06/30/98         17.53        0.05 (a)       2.85 (a)     2.90       (0.11)       0.00         (7.73)
Tax-Efficient Equity
 Fund
 Institutional Class
  07/02/99-06/30/00        $11.79       $0.05 (a)     $ 0.47 (a)   $(0.52)     $ 0.00       $0.00        $ 0.00
 Administrative Class
  06/30/00                  11.61        0.02 (a)       0.65 (a)     0.67        0.00        0.00          0.00
  09/30/98-06/30/99          8.65        0.03 (a)       2.93 (a)     2.96        0.00        0.00          0.00
Structured Emerging
 Markets Fund
 Institutional Class
  06/30/00                 $12.42       $0.05 (a)     $ 0.81 (a)   $ 0.86      $(0.07)      $0.00        $(0.79)
  09/30/98-06/30/99         10.00        0.15 (a)       2.57 (a)     2.72       (0.07)       0.00         (0.28)
Tax-Efficient Structured
 Emerging Markets Fund
 Institutional Class
  06/30/00                 $13.25       $0.09 (a)     $ 0.89 (a)   $ 0.98      $(0.12)      $0.00        $ 0.00
  09/30/98-06/30/99         10.00        0.16 (a)       3.10 (a)     3.26       (0.06)       0.00          0.00
International Fund
 Institutional Class
  06/30/00                 $11.62       $0.08 (a)     $ 1.24 (a)   $ 1.32      $ 0.00       $0.00        $(1.74)
  09/30/98-06/30/99         10.47        0.14 (a)       2.16 (a)     2.30        0.00        0.00         (1.15)
 Administrative Class
  06/30/00                  11.56        0.04 (a)       1.24 (a)     1.28        0.00        0.00         (1.74)
  09/30/98-06/30/99         10.47        0.09 (a)       2.15 (a)     2.24        0.00        0.00         (1.15)

-------
 *   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

85 PIMCO Funds: Multi-Manager Series

                                           Fund                                                        Ratio of Net
Distributions                          Reimbursement                                       Ratio of     Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to  Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net   to Average     Portfolio
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets      Net Assets   Turnover Rate
----------------------------------------------------------------------------------------------------------------------------------
    $0.00        $0.00      $(0.34)        $0.00      $14.26      (8.88)%      $30,059       0.86%         2.57%           55%
    (0.45)        0.00       (0.66)         0.00       16.05      (5.11)        59,132       0.85          2.12            60
     0.00         0.00       (0.89)         0.00       17.68      17.77         47,432       0.85          1.65            41
     0.00         0.00       (2.51)         0.00       15.78      31.99         34,639       0.90          1.92            48
     0.00         0.00       (0.95)         0.00       14.20      16.35         29,017       0.85*         2.12*           35
     0.00         0.00       (0.31)         0.00       14.19      (9.12)        15,313       1.11          2.38            55
    (0.45)        0.00       (0.65)         0.00       15.97      (5.40)        21,002       1.10          1.92            60
     0.00         0.00       (0.87)         0.00       17.63      17.41         10,751       1.10          1.39            41
     0.00         0.00       (2.50)         0.00       15.76      31.70          5,916       1.16          1.68            48
     0.00         0.00       (0.93)         0.00       14.20      15.64          4,433       1.10*         1.86*           35
    $0.00        $0.00      $(0.54)        $0.00      $12.98       4.45 %      $20,338       0.71%         0.54%           20%
     0.00         0.00       (1.67)         0.00       12.96      17.95         42,619       0.71          0.66            34
     0.00         0.00       (7.84)         0.00       12.64      32.33         36,584       0.71          0.63            65
     0.00         0.00       (3.73)         0.00       16.46      31.45         44,838       0.74          1.31            91
     0.00         0.00       (0.54)         0.00       15.91      14.21         83,425       0.70*         1.58*           53
     0.00         0.00       (0.52)         0.00       12.91       4.47         27,954       0.96          0.27            20
     0.00         0.00       (1.67)         0.00       12.87      17.63         24,015       0.96          0.41            34
     0.00         0.00       (7.84)         0.00       12.59      23.85         10,409       0.95*         0.47*           65
    $0.00        $0.00      $ 0.00         $0.00      $12.31       4.41 %      $ 1,172       0.71%*        0.42%*          32%
     0.00         0.00        0.00          0.00       12.28       5.77         19,953       0.96          0.19            32
     0.00         0.00        0.00          0.00       11.61      34.28          3,391       0.92*         0.31*           13
    $0.00        $0.00      $(0.86)        $0.01(a)   $12.43       6.64 %      $35,376       1.25%(b)      0.36%           24%
     0.00         0.00       (0.35)         0.05(a)    12.42      29.21         46,577       0.95          1.56            30
    $0.00        $0.00      $(0.12)        $0.03(a)   $14.14       7.55 %      $86,973       1.00%(b)      0.64%           24%
     0.00         0.00       (0.06)         0.05(a)    13.25      33.39         72,509       0.95          1.57            28
    $0.00        $0.00      $(1.74)        $0.00      $11.20      11.10 %      $ 6,463       1.13%(c)      0.66%           58%
     0.00         0.00       (1.15)         0.00       11.62      23.07          3,627       1.09*         1.70*           55
     0.00         0.00       (1.74)         0.00       11.10      10.78         18,059       1.38(d)       0.34            58
     0.00         0.00       (1.15)         0.00       11.56      22.47         15,797       1.34*         1.06*           55

-------
(b) Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.
(c) Ratio of expenses to average net assets excluding interest expense is 1.05%.
(d) Ratio of expenses to average net assets excluding interest expense is 1.30%.

                                                                  Prospectus 86

                      (This page left blank intentionally)

                      (This page left blank intentionally)

                      (This page left blank intentionally)

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Funds:      PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Multi-      92660
Manager
Series

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Ropes & Gray, One International Place, Boston, MA 02110

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds:
Multi-Manager Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mailing your request to publicinfo@sec.gov. Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File No. 811-6161


[LOGO OF PIMCO FUNDS]

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660



PY000.11/00

NOVEMBER 1, 2000

PIMCO Funds Prospectus

stock

Share Classes          GROWTH STOCK FUNDS            ENHANCED INDEX STOCK FUNDS
                       Growth Fund                   Tax-Efficient Equity Fund
  A B C                Select Growth Fund
                       Target Fund                   INTERNATIONAL STOCK FUNDS
                       Opportunity Fund              Allianz Select
                                                     International Fund
                                                     International Fund
                       BLEND STOCK FUNDS
                       Growth & Income Fund
                       Capital Appreciation Fund     SECTOR-RELATED STOCK FUNDS
                       Mid-Cap Fund                  Innovation Fund
                                                     Global Innovation Fund



                       VALUE STOCK FUNDS
                       Equity Income Fund
                       Renaissance Fund
                       Value Fund
                       Small-Cap Value Fund





This cover is not part of the Prospectus.

                                                           [LOGO OF PIMCO FUNDS]

            PIMCO Funds Prospectus

PIMCO       This Prospectus describes 16 mutual funds offered by PIMCO Funds:
Funds:      Multi-Manager Series. The Funds provide access to the professional
Multi-      investment advisory services offered by PIMCO Advisors L.P. and
Manager     its investment management affiliates. As of September 30, 2000,
Series      PIMCO Advisors and its affiliates managed approximately
            $272 billion.


November 1,
2000 The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.


            The Securities and Exchange Commission has not approved or
Share       disapproved these securities or determined if this Prospectus is
Classes     truthful or complete. Any representation to the contrary is a
A, B        criminal offense.
and C

1  PIMCO Funds: Multi-Manager Series

            Table of Contents

         Summary Information..............................................   3
         Fund Summaries
           Capital Appreciation Fund......................................   5
           Equity Income Fund.............................................   7
           Global Innovation Fund.........................................   9
           Growth Fund....................................................  11
           Growth & Income Fund...........................................  13
           Innovation Fund................................................  15
           International Fund.............................................  17
           Mid-Cap Fund...................................................  19
           Opportunity Fund...............................................  21
           Renaissance Fund...............................................  23
           Select Growth Fund.............................................  25
           Allianz Select International Fund..............................  27
           Small-Cap Value Fund...........................................  29
           Target Fund....................................................  31
           Tax-Efficient Equity Fund......................................  33
           Value Fund.....................................................  35
         Summary of Principal Risks.......................................  37
         Management of the Funds..........................................  41
         Investment Options - Class A, B and C Shares ....................  46
         How Fund Shares Are Priced.......................................  48
         How to Buy and Sell Shares.......................................  49
         Fund Distributions...............................................  53
         Tax Consequences.................................................  54
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  54
         Financial Highlights.............................................  63

                                                                   Prospectus  2

           Summary Information

 The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.

                                                                                             Approximate   Approximate
                  PIMCO                Investment                         Main               Number of     Capitalization
                  Fund                 Objective                          Investments        Holdings      Range
 --------------------------------------------------------------------------------------------------------------------------------
  Growth Stock    Growth               Long-term growth of capital;       Common stocks of   35-40         At least $5 billion
  Funds                                income is an incidental            companies with
                                       consideration                      market
                                                                          capitalizations
                                                                          of at least $5
                                                                          billion
           -----------------------------------------------------------------------------------------------------------------
                  Select Growth        Long-term growth of capital;       Common stocks of   15-25         At least $10 billion
                                       income is an incidental            companies with
                                       consideration                      market
                                                                          capitalizations
                                                                          of at least $10
                                                                          billion
           -----------------------------------------------------------------------------------------------------------------
                  Target               Capital appreciation; no           Common stocks of   40-60         Between $1 billion
                                       consideration is given to income   companies with                   and $10 billion
                                                                          market
                                                                          capitalizations
                                                                          of between $1
                                                                          billion and
                                                                          $10 billion
           -----------------------------------------------------------------------------------------------------------------
                  Opportunity          Capital appreciation; no           Common stocks of   60-100        Between $100 million
                                       consideration is given to income   companies with                   and $2 billion
                                                                          market
                                                                          capitalizations
                                                                          of between $100
                                                                          million and $2
                                                                          billion
 --------------------------------------------------------------------------------------------------------------------------------
  Blend Stock     Growth & Income      Long-term growth                   Securities of      40-60         At least $1 billion
  Funds                                of capital; current income         companies with
                                       is a secondary objective           market
                                                                          capitalizations
                                                                          of at least $1
                                                                          billion
           -----------------------------------------------------------------------------------------------------------------
                  Capital Appreciation Growth of capital                  Common stocks of   60-100        At least $1 billion
                                                                          companies with
                                                                          market
                                                                          capitalizations
                                                                          of at least $1
                                                                          billion that
                                                                          have improving
                                                                          fundamentals and
                                                                          whose stock is
                                                                          reasonably
                                                                          valued by the
                                                                          market
           -----------------------------------------------------------------------------------------------------------------
                  Mid-Cap              Growth of capital                  Common stocks of   60-100        More than $500 million
                                                                          companies with                   (excluding the largest
                                                                          market                           200 companies)
                                                                          capitalizations
                                                                          of more than
                                                                          $500 million
                                                                          (excluding the
                                                                          largest 200
                                                                          companies) that
                                                                          have improving
                                                                          fundamentals and
                                                                          whose stock is
                                                                          reasonably
                                                                          valued by the
                                                                          market
 --------------------------------------------------------------------------------------------------------------------------------
  Value Stock     Equity Income        Current income as a primary        Income-producing   40-50         More than $2 billion
  Funds                                objective; long-term growth of     common stocks of
                                       capital is a secondary objective   companies with
                                                                          market
                                                                          capitalizations
                                                                          of more than $2
                                                                          billion
           -----------------------------------------------------------------------------------------------------------------
                  Renaissance          Long-term growth of capital        Common stocks of   50-80         All capitalizations
                                       and income                         companies with
                                                                          below-average
                                                                          valuations whose
                                                                          business
                                                                          fundamentals are
                                                                          expected to
                                                                          improve
           -----------------------------------------------------------------------------------------------------------------
                  Value                Long-term growth of capital        Common stocks of   40            More than $5 billion
                                       and income                         companies with
                                                                          market
                                                                          capitalizations
                                                                          of more than $5
                                                                          billion and
                                                                          below-average
                                                                          valuations whose
                                                                          business
                                                                          fundamentals are
                                                                          expected to
                                                                          improve
           -----------------------------------------------------------------------------------------------------------------
                  Small-Cap Value      Long-term growth of capital        Common stocks of   100           Between $100 million
                                       and income                         companies with                   and $1.5 billion
                                                                          market
                                                                          capitalizations
                                                                          of between $100
                                                                          million and $1.5
                                                                          billion and
                                                                          below-average
                                                                          price-to-
                                                                          earnings ratios
                                                                          relative to the
                                                                          market and their
                                                                          industry groups
 --------------------------------------------------------------------------------------------------------------------------------
  Enhanced Index  Tax-Efficient Equity Maximum after-tax growth           A broadly          More than 200 More than $5 billion
  Stock Funds                          of capital                         diversified
                                                                          portfolio of at
                                                                          least 200 common
                                                                          stocks of
                                                                          companies
                                                                          represented in
                                                                          the S&P 500
                                                                          Index with
                                                                          market
                                                                          capitalizations
                                                                          of more than $5
                                                                          billion
 --------------------------------------------------------------------------------------------------------------------------------
  International   Allianz Select       Capital appreciation               Common stocks of   30-60         More than $1 billion
  Stock Funds     International                                           companies
                                                                          located outside
                                                                          of the United
                                                                          States with
                                                                          market
                                                                          capitalizations
                                                                          of more than $1
                                                                          billion
           -----------------------------------------------------------------------------------------------------------------
                  International        Capital appreciation through       Common stocks of   200-250       More than $500 million
                                       investment in an international     foreign (non-
                                       portfolio; income is an incidental U.S.) issuers
                                       consideration                      (developed and
                                                                          emerging
                                                                          markets) with
                                                                          market
                                                                          capitalizations
                                                                          of more than
                                                                          $500 million
 --------------------------------------------------------------------------------------------------------------------------------
  Sector-Related  Innovation           Capital appreciation; no           Common stocks of   40            More than $200 million
  Stock Funds                          consideration is given to income   technology-
                                                                          related
                                                                          companies with
                                                                          market
                                                                          capitalizations
                                                                          of more than
                                                                          $200 million
           -----------------------------------------------------------------------------------------------------------------
                  Global Innovation    Capital appreciation; no           Common stocks of   30-60         More than $200 million
                                       consideration is given to income   U.S. and non-
                                                                          U.S. technology-
                                                                          related
                                                                          companies with
                                                                          market
                                                                          capitalizations
                                                                          of more than
                                                                          $200 million

3  PIMCO Funds: Multi-Manager Series

Fund           The Funds provide a broad range of investment choices. The
Descriptions,  following Fund Summaries identify each Fund's investment
Performance    objective, principal investments and strategies, principal risks,
and Fees       performance information and fees and expenses. A more detailed
               "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

               It is possible to lose money on investments in the Funds. The fact that a fund had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.




                                                                   Prospectus  4

            PIMCO Capital Appreciation Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Larger                 Capitalization Range
and           Seeks growth of      capitalization         At least $1 billion
Strategies    capital              common stocks

              Fund Category        Approximate            Dividend Frequency
              Blend Stocks         Number of Holdings     At least annually
                                   60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Market Risk       . Growth Securities Risk        . Credit Risk
           .  Issuer Risk       . Focused Investment Risk       . Management Risk
           .  Value Securities
              Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

5  PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       17.41%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     23.73%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -14.22%

                                    [GRAPH]
                           1992               7.08%
                           1993              17.24%
                           1994              -4.64%
                           1995              36.61%
                           1996              26.29%
                           1997              33.72%
                           1998              17.18%
                           1999              22.19%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                   1 Year 5 Years (3/8/91)(/3/)
            --------------------------------------------------------------------
         Class A                                   15.47% 25.57%  18.84%
            --------------------------------------------------------------------
         Class B                                   16.31% 25.92%  18.89%
            --------------------------------------------------------------------
         Class C                                   20.32% 26.07%  18.72%
            --------------------------------------------------------------------
         S&P 500 Index(/1/)                        21.04% 28.56%  19.75%
            --------------------------------------------------------------------
         Lipper Multi-Cap Core Funds Average(/2/)  20.63% 23.01%  17.15%
            --------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.45%    0.25%             0.41%         1.11%
            -----------------------------------------------------------------
         Class B      0.45     1.00              0.41          1.86
            -----------------------------------------------------------------
         Class C      0.45     1.00              0.41          1.86
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $657             $883             $1,128           $1,827            $657   $883   $1,128 $1,827
            -----------------------------------------------------------------------------------------------------------
         Class B       689              885              1,206            1,887             189    585    1,006  1,887
            -----------------------------------------------------------------------------------------------------------
         Class C       289              585              1,006            2,180             189    585    1,006  2,180
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Equity Income Fund

--------------------------------------------------------------------------------

Principal     Investment           Fund Focus             Approximate Capitalization Range
Investments   Objective            Income producing       More than
and           Seeks current        common stocks with     $2 billion
Strategies    income as a          potential for
              primary              capital                Dividend Frequency
              objective;           appreciation           Quarterly
              long-term
              growth of            Approximate Number
              capital is a         of Holdings
              secondary            40-50
              objective

              Fund Category
              Value Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Fund may also invest to a limited degree in convertible securities and preferred stocks.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

             In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk            .Foreign Investment Risk .Credit Risk
           . Issuer Risk            .Currency Risk           .Management Risk
           . Value Securities Risk  .Interest Rate Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

7  PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-9/30/00 7.02%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4/1/99-
                                                            6/30/99)      16.00%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -10.98%

                                    [GRAPH]

                            1992            14.29%
                            1993             8.03%
                            1994            -2.00%
                            1995            32.94%
                            1996            21.00%
                            1997            30.88%
                            1998             8.03%
                            1999            -2.31%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                  1 Year  5 Years (3/8/91)(/3/)
            --------------------------------------------------------------------
         Class A                                   -7.67% 15.99%  13.09%
            --------------------------------------------------------------------
         Class B                                   -6.71% 16.26%  13.14%
            --------------------------------------------------------------------
         Class C                                   -3.81% 16.45%  12.97%
            --------------------------------------------------------------------
         S&P 500 Index(/1/)                        21.04% 28.56%  19.75%
            --------------------------------------------------------------------
         Lipper Equity Income Funds Average(/2/)    3.62% 17.60%  14.24%
            --------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equities. It does not take into account sales charges.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.45%    0.25%             0.42%         1.12%
            -----------------------------------------------------------------
         Class B      0.45     1.00              0.42          1.87
            -----------------------------------------------------------------
         Class C      0.45     1.00              0.42          1.87
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.02% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $658             $886             $1,133           $1,838            $658   $886   $1,133 $1,838
            -----------------------------------------------------------------------------------------------------------
         Class B       690              888              1,211            1,898             190    588    1,011  1,898
            -----------------------------------------------------------------------------------------------------------
         Class C       290              588              1,011            2,190             190    588    1,011  2,190
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus

             PIMCO Global Innovation Fund

--------------------------------------------------------------------------------
Principal    Investment           Fund Focus             Approximate
Investments  Objective            Common stocks of       Capitalization Range
and          Seeks capital        U.S. and non-U.S.      More than $200
Strategies   appreciation;        technology-related     million
             no                   companies
             consideration                               Dividend Frequency
             is given to          Approximate Number     At least annually
             income               of Holdings
                                  30-60
             Fund Category
             Sector-Related
             Stocks

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. and non-U.S. companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in a particular business sector or industry.

               The portfolio manager selects stocks for the Fund using a
             "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

               Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). Although the Fund invests primarily in securities traded principally in the securities markets of developed countries, the Fund has no other prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world, including in developing, or "emerging," markets. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for risk management or hedging purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal    Among the principal risks of investing in the Fund, which could
Risks        adversely affect its net asset value, yield and total return, are:

             . Market Risk      . Smaller Company Risk    . Currency Risk
             . Issuer Risk      . Liquidity Risk          . Focused Investment
             . Technology       . Derivatives Risk          Risk
               Related Risk     . Foreign Investment Risk . Leveraging Risk
             . Growth           . Emerging Markets Risk   . Credit Risk
               Securities Risk                            . Management Risk
             . IPO Risk


             Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund commenced operations in December 1999 and does not yet Information have a full calendar year of performance. Thus, no bar chart or
             Average Annual Total Returns table is included for the Fund.



  PIMCO Funds: Multi-Manager Series
9

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual                  Net Fund
                      Advisory and/or Service    Other         Fund Operating Expense        Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses       Reduction(/3/) Expenses(/3/)
            ----------------------------------------------------------------------------------------------
         Class A      1.00%    0.25%             0.66%         1.91%          (0.06%)        1.85%
            ----------------------------------------------------------------------------------------------
         Class B      1.00     1.00              0.70          2.70           (0.10)         2.60
            ----------------------------------------------------------------------------------------------
         Class C      1.00     1.00              0.70          2.70           (0.10)         2.60
            ----------------------------------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.60% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.06%, 0.10% and 0.10% in organizational expenses ("Organizational Expenses") attributable to Class A, Class B, and Class C shares, respectively, during the most recent fiscal year.
            (3) Net Expenses reflect the effect of a contractual agreement by
                PIMCO Advisors to waive, reduce or reimburse its Administrative Fee for each class to the extent Annual Fund Operating Expenses exceeded, due to the payment of organizational and certain other expenses, 1.85% for Class A shares and 2.60% for Class B and Class C shares during the Fund's most recent (initial) fiscal year. Under the Expense Limitation Agreement, PIMCO Advisors may recoup these waivers and reimbursements (which do not continue after the Fund's initial fiscal year) in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.


            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $728             $1,099           $1,494           $2,594            $728   $1,099 $1,494 $2,594
            -----------------------------------------------------------------------------------------------------------
         Class B       763              1,107            1,577            2,646             263      807  1,377  2,646
            -----------------------------------------------------------------------------------------------------------
         Class C       363                807            1,377            2,919             263      807  1,377  2,919
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 10

            PIMCO Growth Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Larger                 Capitalization
and           Seeks long-term      capitalization         Range
Strategies    growth of            common stocks          At least $5 billion
              capital; income
              is an                Approximate Number     Dividend Frequency
              incidental           of Holdings            At least annually
              consideration        35-40

              Fund Category
              Growth Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk      .Foreign Investment Risk .Focused Investment Risk
           . Issuer Risk      .Currency Risk           .Credit Risk
           . Growth           .Technology Related Risk .Management Risk
             Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance Information
            The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A shares (10/26/90) and Class B shares (5/23/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
11

            Calendar Year Total Returns -- Class C

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-9/30/00 4.43%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     36.21%
                                                            --------------------
                                                            Lowest (7/1/90-
                                                            9/30/90)     -13.14%

                                    [GRAPH]

                            1990             0.29%
                            1991            41.88%
                            1992             2.08%
                            1993             9.32%
                            1994            -0.75%
                            1995            27.47%
                            1996            17.52%
                            1997            21.84%
                            1998            38.90%
                            1999            39.83%

                  Calendar Year End (through12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                Fund Inception
                                        1 Year 5 Years 10 Years (2/24/84)(/3/)
            ------------------------------------------------------------------
         Class A                        33.33% 28.36%  18.99%   19.71%
            ------------------------------------------------------------------
         Class B                        34.78% 28.65%  19.06%   19.75%
            ------------------------------------------------------------------
         Class C                        38.83% 28.80%  18.77%   19.25%
            ------------------------------------------------------------------
         S&P 500 Index(/1/)             21.04% 28.56%  18.21%   18.60%
            ------------------------------------------------------------------
         Lipper Large-Cap Growth Funds
          Average(/2/)                  40.54% 29.41%  18.88%   17.74%
            ------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.50%    0.25%             0.41%         1.16%
            -----------------------------------------------------------------
         Class B      0.50     1.00              0.41          1.91
            -----------------------------------------------------------------
         Class C      0.50     1.00              0.41          1.91
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $662             $898             $1,153           $1,881            $662   $898   $1,153 $1,881
            -----------------------------------------------------------------------------------------------------------
         Class B       694              900              1,232            1,941             194    600    1,032  1,941
            -----------------------------------------------------------------------------------------------------------
         Class C       294              600              1,032            2,233             194    600    1,032  2,233
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Growth & Income Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective          Medium and large       Capitalization
and           Seeks long-term    capitalization         Range
Strategies    growth of          common stocks          At least $1 billion
              capital;
              current income     Approximate Number     Dividend Frequency
              is a secondary     of Holdings            At least annually
              objective          40-60

              Fund Category
              Blend Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

             When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

             When selecting securities for the Fund's "Income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:
              . Market Risk          . Liquidity Risk     . Interest Rate Risk
              . Issuer Risk          . Foreign Investment . High Yield Risk
              . Growth Securities      Risk               . Credit Risk
                Risk                 . Currency Risk      . Management Risk
              . Value Securities     . Focused Investment
                Risk                   Risk
              . Smaller Company Risk . Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class A, B or C shares during the periods shown. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than Class A, B or C performance because of the lower expenses and no sales charges paid by Institutional Class shares. The Average Annual Total
            Returns table also shows estimated historical performance for Class A, B, and C shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The performance information on the next page for periods prior to August 1, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000;
            the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

13 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       23.58%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     40.12%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30-98)     -11.53%
                  Calendar Year End (through 12/31)


                                    [GRAPH]

                                 Annual Return

                              95          31.72%
                              96          17.31%
                              97          16.22%
                              98          29.89%
                              99          51.81%

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                    Fund Inception
                                         1 Year       5 Years       (12/28/94)(/3/)
            -----------------------------------------------------------------------
         Institutional Class             51.81%       28.77%        28.72%
            -----------------------------------------------------------------------
         Class A                         42.90%       26.82%        26.77%
            -----------------------------------------------------------------------
         Class B                         45.99%       27.17%        27.20%
            -----------------------------------------------------------------------
         Class C                         49.30%       27.32%        27.27%
            -----------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)      14.73%       23.05%        23.05%
            -----------------------------------------------------------------------
         Lipper Large-Cap Core Funds
          Average(/2/)                   22.77%       25.49%        25.49%
            -----------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges. The Lipper Large-Cap Core Funds Average replaced the Lipper Mid-Cap Fund Average (a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment) because PIMCO Advisors believes the Large-Cap Core Funds Average is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Years and Fund Inception average annual total returns of the Lipper Mid-Cap Fund Average were 39.38%, 23.07% and 23.07%, respectively.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                Distribution                     Total Annual
                      Advisory  and/or Service     Other         Fund Operating
         Share Class  Fees(/1/) (12b-1) Fees (/2/) Expenses(/3/) Expenses
            -------------------------------------------------------------------
         Class A      0.60%     0.25%              0.65%         1.50%
            -------------------------------------------------------------------
         Class B      0.60      1.00               0.65          2.25
            -------------------------------------------------------------------
         Class C      0.60      1.00               0.65          2.25
            -------------------------------------------------------------------

            (1) On August 1, 2000, the Fund's advisory fee rate decreased by
                0.03% to 0.60% per annum.
            (2) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (3) Other Expenses reflects a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.15% in other expenses estimated to be attributable to the class during the current fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                      Example: Assuming you redeem your shares at the
                      end of each period                               Example: Assuming you do not redeem your shares
         Share Class  Year 1      Year 3      Year 5      Year 10      Year 1      Year 3      Year 5      Year 10
            ----------------------------------------------------------------------------------------------------------
         Class A      $694        $  998      $1,323      $2,242       $694        $998        $1,323      $2,242
            ----------------------------------------------------------------------------------------------------------
         Class B       728         1,003       1,405       2,301        228         703         1,205       2,301
            ----------------------------------------------------------------------------------------------------------
         Class C       328           703       1,205       2,585        228         703         1,205       2,585
            ----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 14

            PIMCO Innovation Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Common stocks of       Capitalization Range
and           Seeks capital        technology-related     More than $200
Strategies    appreciation;        companies              million
              no
              consideration        Approximate Number     Dividend Frequency
              is given to          of Holdings            At least annually
              income               40

              Fund
              Category
              Sector-Related
              Stocks


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Market Risk         . Smaller Company Risk    . Currency Risk
           .  Issuer Risk         . Liquidity Risk          . Credit Risk
           .  Focused Investment  . Foreign Investment Risk . Management Risk
              Risk                . Technology Related Risk
           .  Growth Securities
              Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's
            Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class
            B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
15

            Calendar Year Total Returns -- Class A

                                                             More Recent
                                                             Return
                                                             Information
                                                             ------------------
                                                             1/1/00-
                                                             9/30/00     21.31%

                                                             Highest and
                                                             Lowest Quarter
                                                             Returns
                                                             (for periods
                                                             shown in the bar
                                                             chart)
                                                             ------------------
                                                             Highest (10/1/99-
                                                             12/31/99)   80.12%
                                                             ------------------
                                                             Lowest (1/1/97-
                                                             3/31/97)   -12.56%

                                                [GRAPH]

                                             Annual Return

                                          95          46.33%
                                          96          23.60%
                                          97           9.03%
                                          98          79.41%
                                          99         139.40%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                          Fund Inception
                                                          1 Year  5 Years (12/22/94)(/3/)
            -----------------------------------------------------------------------------
         Class A                                          126.24% 51.38%  51.01%
            -----------------------------------------------------------------------------
         Class B                                          133.51% 51.98%  51.65%
            -----------------------------------------------------------------------------
         Class C                                          137.44% 52.05%  51.68%
            -----------------------------------------------------------------------------
         S&P 500 Index(/1/)                                21.04% 28.56%  28.56%
            -----------------------------------------------------------------------------
         Lipper Science and Technology Fund Average(/2/)  135.19% 41.03%  41.03%
            -----------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.65%    0.25%             0.40%         1.30%
            -----------------------------------------------------------------
         Class B      0.65     1.00              0.40          2.05
            -----------------------------------------------------------------
         Class C      0.65     1.00              0.40          2.05
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                       Example: Assuming you do not
                  Example: Assuming you redeem your shares at the end of each period   redeem your shares
                  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------------------------------------------
         Class A  $675             $939             $1,224           $2,032            $675   $939   $1,224 $2,032
            -------------------------------------------------------------------------------------------------------
         Class B   708              943              1,303            2,091             208    643    1,103  2,091
            -------------------------------------------------------------------------------------------------------
         Class C   308              643              1,103            2,379             208    643    1,103  2,379
            -------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO International Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Common stocks of       Capitalization Range
and           Seeks capital        foreign (non-U.S.)     More than $500
Strategies    appreciation         issuers                million
              through
              investment in        Approximate Number     Dividend Frequency
              an                   of Holdings            At least annually
              international        200-250
              portfolio;
              income is an
              incidental
              consideration

              Fund
              Category
              International
              Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks, which may or may not pay dividends. The Fund normally invests in securities traded principally in developed foreign securities markets, but may also invest up to 30% of its assets in developing or "emerging" markets. The Fund has no prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

             The portfolio manager uses a "top down" investment approach. He first determines regional and country weightings for the Fund by considering such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other financial, social, national and political factors. The Sub-Adviser's country specialists then select individual stocks to fill out the desired country weightings. In selecting stocks, the specialists analyze a broad range of company fundamentals, such as price-to-earnings, price-to-book value and price-to-cash flow ratios (value factors), earnings, dividend and profit growth (growth factors) and balance sheet strength and return on assets (quality factors). The portfolio manager sells stocks in order to adjust or rebalance the Fund's regional and country weightings or to replace companies with weakening fundamentals.

             The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts) primarily for risk management or hedging purposes. The Fund may also invest in equity securities other than common stocks (such as preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Foreign           .Value Securities Risk  .Focused Investment Risk
             Investment Risk   .Growth Securities Risk .Leveraging Risk
           . Emerging Markets  .Smaller Companies Risk .Credit Risk
             Risk              .Liquidity Risk         .Management Risk
           . Currency Risk     .Derivatives Risk
           . Market Risk
           . Issuer Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A shares (2/1/91) and Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. The Fund had different sub-advisers during the periods prior to November 15, 1994 and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
17

            Calendar Year Total Returns -- Class C

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00      -18.87%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     21.58%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -22.16%

                                    [GRAPH]

                            1990           -15.50%
                            1991            19.92%
                            1992            -5.84%
                            1993            33.47%
                            1994            -8.16%
                            1995             5.79%
                            1996             5.76%
                            1997             1.85%
                            1998             8.27%
                            1999            27.00%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                            Fund Inception
                                    1 Year 5 Years 10 Years (8/25/86)(/3/)
            --------------------------------------------------------------
         Class A                    20.59%  8.96%   6.43%    8.17%
            --------------------------------------------------------------
         Class B                    21.97%  9.13%   6.49%    8.21%
            --------------------------------------------------------------
         Class C                    26.00%  9.40%   6.24%    7.83%
            --------------------------------------------------------------
         MSCI EAFE Index            27.31% 13.15%   7.34%   10.35%
            --------------------------------------------------------------
         Lipper International Fund
          Average(/2/)              40.76% 15.13%  10.28%   11.59%
            --------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe,
                Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and Asia. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 8/25/86. Index comparisons begin on 8/31/86.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                     Total Annual
                      Advisory and/or Service     Other         Fund Operating
         Share Class  Fees     (12b-1) Fees (/1/) Expenses(/2/) Expenses
            ------------------------------------------------------------------
         Class A      0.55%    0.25%              0.72%         1.52%
            ------------------------------------------------------------------
         Class B      0.55     1.00               0.73          2.28
            ------------------------------------------------------------------
         Class C      0.55     1.00               0.73          2.28
            ------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.65% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.07% in other expenses attributable to Class A shares during the most recent fiscal year and 0.08% in other expenses attributable to Class B and Class C shares during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                      Example: Assuming you redeem your shares at the
                      end of each period                               Example: Assuming you do not redeem your shares
         Share Class  Year 1      Year 3      Year 5      Year 10      Year 1      Year 3      Year 5      Year 10
            ----------------------------------------------------------------------------------------------------------
         Class A      $696        $1,004      $1,333      $2,263       $696        $1,004      $1,333      $2,263
            ----------------------------------------------------------------------------------------------------------
         Class B       731         1,012       1,420       2,329        231           712       1,220       2,329
            ----------------------------------------------------------------------------------------------------------
         Class C       331           712       1,220       2,615        231           712       1,220       2,615
            ----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 18

            PIMCO Mid-Cap Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Medium                 Capitalization
and           Seeks growth of      capitalization         Range
Strategies    capital              common stocks          More than $500
                                                          million (excluding
              Fund                 Approximate Number     the largest 200
              Category             of Holdings            companies)
              Blend Stocks         60-100
                                                          Dividend Frequency
                                                          At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with medium market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Market Risk  . Growth Securities Risk . Focused Investment Risk
           .  Issuer Risk  . Smaller Company Risk   . Credit Risk
           .  Value        . Liquidity Risk         . Management Risk
              Securities
              Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
19

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       27.80%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     22.92%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -14.50%

                                    [GRAPH]

                             1992           8.75%
                             1993          15.32%
                             1994          -2.75%
                             1995          36.76%
                             1996          22.87%
                             1997          33.62%
                             1998           7.46%
                             1999          12.54%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                Fund Inception
                                                 1 Year 5 Years (8/26/91)(/3/)
            ------------------------------------------------------------------
         Class A                                  6.35% 20.74%  16.33%
            ------------------------------------------------------------------
         Class B                                  6.68% 21.03%  16.39%
            ------------------------------------------------------------------
         Class C                                 10.68% 21.22%  16.25%
            ------------------------------------------------------------------
         Russell Mid-Cap Index(/1/)              18.23% 21.85%  17.31%
            ------------------------------------------------------------------
         Lipper Mid-Cap Core Funds Average(/2/)  29.16% 21.12%  16.55%
            ------------------------------------------------------------------

            (1) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.45%    0.25%             0.41%         1.11%
            -----------------------------------------------------------------
         Class B      0.45     1.00              0.41          1.86
            -----------------------------------------------------------------
         Class C      0.45     1.00              0.41          1.86
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $657             $883             $1,128           $1,827            $657   $883   $1,128 $1,827
            -----------------------------------------------------------------------------------------------------------
         Class B       689              885              1,206            1,887             189    585    1,006  1,887
            -----------------------------------------------------------------------------------------------------------
         Class C       289              585              1,006            2,180             189    585    1,006  2,180
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Opportunity Fund

--------------------------------------------------------------------------------
Principal     Investment            Fund                Approximate
Investments   Objective             Focus               Capitalization Range
and           Seeks capital         Smaller             Between $100
Strategies    appreciation;         capitalization      million and $2
              no                    common stocks       billion
              consideration
              is given to           Approximate Number  Dividend
              income                of Holdings         Frequency
                                    60-100              At least
              Fund                                      annually
              Category
              Growth Stocks




            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $100 million and $2 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings
            (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk            . IPO Risk           . Technology Related
              . Issuer Risk            . Liquidity Risk       Risk
              . Growth Securities Risk . Foreign Investment . Focused Investment
              . Smaller Company Risk     Risk                 Risk
                                       . Currency Risk      . Credit Risk
                                                            . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A shares (12/17/90) and Class B shares (4/1/99), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
21

            Calendar Year Total Returns -- Class C

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-9/30/00 5.06%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/01/99-
                                                            12/31/99)     45.70%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -25.78%

                                    [GRAPH]

                            1990            -7.34%
                            1991            68.08%
                            1992            28.46%
                            1993            36.16%
                            1994            -4.74%
                            1995            41.43%
                            1996            11.54%
                            1997            -4.75%
                            1998             1.29%
                            1999            63.99%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                   1 Year   5 Years   10 Years   (2/24/84)(/3/)
            -------------------------------------------------------------------
         Class A                   55.98%    19.60%   20.73%     19.37%
            -------------------------------------------------------------------
         Class B                   58.95%    19.90%   20.80%     19.40%
            -------------------------------------------------------------------
         Class C                   62.99%    20.09%   20.55%     18.93%
            -------------------------------------------------------------------
         Russell 2000 Index(/1/)   21.25%    16.69%   13.40%     12.49%
            -------------------------------------------------------------------
         Lipper Small-Cap Growth
          Funds Average(/2/)       61.78%    22.83%   18.12%     15.00%
            -------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.65%    0.25%             0.41%         1.31%
            -----------------------------------------------------------------
         Class B      0.65     1.00              0.41          2.06
            -----------------------------------------------------------------
         Class C      0.65     1.00              0.41          2.06
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $676             $942             $1,229           $2,042            $676   $942   $1,229 $2,042
            -----------------------------------------------------------------------------------------------------------
         Class B       709              946              1,308            2,102             209    646    1,108  2,102
            -----------------------------------------------------------------------------------------------------------
         Class C       309              646              1,108            2,390             209    646    1,108  2,390
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Renaissance Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Undervalued stocks     Capitalization Range
and           Seeks long-term      with improving         All capitalizations
Strategies    growth of            business
              capital and          fundamentals           Dividend Frequency
              income                                      At least annually
                                   Approximate Number
              Fund                 of Holdings
              Category             50-80
              Value Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk            . Foreign Investment Risk  . Credit Risk
           . Issuer Risk            . Currency Risk            . Management Risk
           . Value Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A shares (2/1/91) and Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
23

            Calendar Year Total Returns -- Class C

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       17.70%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/98-
                                                            12/31/98)     18.37%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -16.77%

                                    [GRAPH]

                            1990           -15.46%
                            1991            33.24%
                            1992             7.78%
                            1993            21.23%
                            1994            -5.05%
                            1995            27.61%
                            1996            24.40%
                            1997            34.90%
                            1998            10.72%
                            1999             9.02%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                Fund Inception
                                       1 Year  5 Years 10 Years (4/18/88)(/3/)
            ------------------------------------------------------------------
         Class A                        3.79%  20.45%  13.92%   13.45%
            ------------------------------------------------------------------
         Class B                        4.66%  20.70%  13.97%   13.49%
            ------------------------------------------------------------------
         Class C                        8.16%  20.92%  13.70%   13.15%
            ------------------------------------------------------------------
         Russell Mid-Cap Value
          Index(/1/)                   - 0.10% 18.00%  13.81%   14.53%
            ------------------------------------------------------------------
         Lipper Multi-Cap Value Funds
          Average(/2/)                  6.69%  18.32%  13.11%   13.67%
            ------------------------------------------------------------------

            (1) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Russell Mid-Cap Value Index replaced the Russell 1000 Value Index (an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation) and the S&P 500 Index (an unmanaged index of large capitalization common stocks) as the Fund's comparative index because PIMCO Advisors believes the Russell Mid-Cap Value Index is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell 1000 Value Index were 7.34%, 23.08%, 15.60% and 15.38%, respectively, and of the S&P 500 Index were 21.04%, 28.56%, 18.21% and 19.06%, respectively.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time.
            (3) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.60%    0.25%             0.40%         1.25%
            -----------------------------------------------------------------
         Class B      0.60     1.00              0.40          2.00
            -----------------------------------------------------------------
         Class C      0.60     1.00              0.40          2.00
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $670             $925             $1,199           $1,978            $670   $925   $1,199 $1,978
            -----------------------------------------------------------------------------------------------------------
         Class B       703              927              1,278            2,038             203    627    1,078  2,038
            -----------------------------------------------------------------------------------------------------------
         Class C       303              627              1,078            2,327             203    627    1,078  2,327
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 24

            PIMCO Select Growth Fund

--------------------------------------------------------------------------------
Principal     Investment            Fund Focus          Approximate
Investments   Objective             Larger              Capitalization Range
and           Seeks long-term       capitalization      At least $10
Strategies    growth of             common stocks       billion
              capital; income
              is an incidental      Approximate Number  Dividend Frequency
              consideration         of Holdings         At least annually
                                    15-25
              Fund Category
              Growth Stocks


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $10 billion at the time of investment. The Fund normally invests in the securities of 15 to 25 issuers.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk          . Focused Investment Risk   . Currency Risk
            . Issuer Risk          . Growth Securities Risk    . Credit Risk
            . Technology Related   . Foreign Investment Risk   . Management Risk
              Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class A, B or C shares during the periods shown. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than Class A, B or C performance because of the lower expenses and no sales charges (loads) paid by Institutional Class shares. The Average Annual
            Total Returns table also shows estimated historical performance for Class A, B and C shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The performance information on the next page for periods prior to April 1, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.57% per annum); these results would have been lower had the Fund's current advisory fee rate (0.60% per annum) then been in effect. Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on April 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

25 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       16.44%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/01/98-
                                                            12/31/98)     24.90%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -11.38%

                                    [GRAPH]

                                 Annual Return

                           1995              27.96%
                           1996              17.95%
                           1997              25.32%
                           1998              41.06%
                           1999              24.27%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                          1 Year     5 Years     (12/28/94)(/3/)
            --------------------------------------------------------------------
         Institutional Class              24.27%     27.09%      27.06%
            --------------------------------------------------------------------
         Class A                          16.97%     25.17%      25.14%
            --------------------------------------------------------------------
         Class B                          17.86%     25.50%      25.55%
            --------------------------------------------------------------------
         Class C                          21.86%     25.66%      25.63%
            --------------------------------------------------------------------
         S&P 500 Index(/1/)               21.04%     28.56%      28.56%
            --------------------------------------------------------------------
         Lipper Large-Cap Growth Funds
          Average(/2/)                    40.54%     29.41%      29.41%
            --------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                Distribution                    Total Annual
                      Advisory  and/or Service    Other         Fund Operating
         Share Class  Fees(/1/) (12b-1) Fees(/2/) Expenses(/3/) Expenses
            ------------------------------------------------------------------
         Class A      0.60%     0.25%             0.40%         1.25%
            ------------------------------------------------------------------
         Class B      0.60      1.00              0.40          2.00
            ------------------------------------------------------------------
         Class C      0.60      1.00              0.40          2.00
            ------------------------------------------------------------------

            (1) On April 1, 2000, the Fund's advisory fee rate increased by
                0.03%, to 0.60% per annum.
            (2) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (3) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $670             $925             $1,199           $1,978            $670   $925   $1,199 $1,978
            -----------------------------------------------------------------------------------------------------------
         Class B       703              927              1,278            2,038             203    627    1,078  2,038
            -----------------------------------------------------------------------------------------------------------
         Class C       303              627              1,078            2,327             203    627    1,078  2,327
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 26

            PIMCO Allianz Select International Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Common stocks          Capitalization
and           Seeks capital        of non-U.S.            Range
Strategies    appreciation         issuers                More than $1
                                                          billion
              Fund Category        Approximate Number
              International        of Holdings            Dividend
              Stocks               30-60                  Frequency
                                                          At least
                                                          annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks and other equity securities of companies located outside of the United States. Although the Fund normally invests in issuers from at least five different countries, it may at times invest in fewer than five countries, or even a single country. The Fund typically invests in approximately 30 to 60 stocks. Although the Fund invests primarily in developed market countries, it may also invest in developing, or "emerging," markets. The Fund has no other limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

             The portfolio manager selects securities for the Fund using a research-driven "bottom-up" approach that seeks to utilize the Sub-Adviser's global research capabilities to identify companies with above-average long-term growth prospects and attractive valuations and that possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The portfolio manager seeks to select those stocks with the best long-term performance expectations, using a broad range of company fundamentals, such as long-term growth prospects, price-to-earnings ratios and other valuation measures, dividend and profit growth, balance sheet strength and return on assets. The portfolio managers sell stocks in order to adjust or rebalance the Fund's portfolio and to replace companies with weakening fundamentals.

             The Fund may invest a substantial portion of its assets in the securities of small and medium capitalization companies. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for portfolio management and hedging purposes. The Fund may to a limited degree invest in equity securities other than common stocks (such as equity-linked securities, preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Funds may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Foreign      .  Growth Securities Risk .  Focused Investment Risk
              Investment   .  Value Securities Risk  .  Leveraging Risk
              Risk         .  Smaller Company Risk   .  Credit Risk
           .  Emerging     .  Liquidity Risk         .  Management Risk
              Market Risk  .  Derivatives Risk
           .  Currency
              Risk
           .  Market Risk
           .  Issuer Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class A, B or C shares during the periods shown. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than Class A, B or C performance because of the lower expenses and no sales charges paid by Institutional Class shares. The Average Annual Total
            Returns table also shows estimated historical performance for Class A, B, and C shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The performance information on the next page for periods prior to May 8, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.85% per annum), which is higher than the current rate (0.75% per annum). Prior to November 1, 2000, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on November 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
27

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00      -14.71%


                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/01/99-
                                                            12/31/99)     47.11%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -17.79%
                                    [GRAPH]

                                 1998   39.40%
                                 1999  109.71%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                    1 Year        (12/28/97)(/3/)
            ---------------------------------------------------------------------
         Institutional Class                        109.71%       70.98%
            ---------------------------------------------------------------------
         Class A                                     97.43%       65.57%
            ---------------------------------------------------------------------
         Class B                                    102.44%       67.91%
            ---------------------------------------------------------------------
         Class C                                    106.44%       69.10%
            ---------------------------------------------------------------------
         MSCI EAFEIndex(/1/)                         27.30%       23.77%
            ---------------------------------------------------------------------
         Lipper International Fund Average(/2/)      40.76%       25.87%
            ---------------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe,
                Australasia, Far East ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                                                                             Maximum Contingent Deferred
                                                                             Sales Charge (Load) (as a
                            Maximum Sales Charge (Load) Imposed              percentage of original
                            on Purchases (as a percentage of offering price) purchase price)
            --------------------------------------------------------------------------------------------
         Class A            5.50%                                            1%(/1/)
            --------------------------------------------------------------------------------------------
         Class B            None                                             5%(/2/)
            --------------------------------------------------------------------------------------------
         Class C            None                                             1%(/3/)
            --------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                Distribution                    Total Annual
                      Advisory  and/or Service    Other         Fund Operating
         Share Class  Fees(/1/) (12b-1) Fees(/2/) Expenses(/3/) Expenses
            ------------------------------------------------------------------
         Class A      0.75%     0.25%             0.70%         1.70%
            ------------------------------------------------------------------
         Class B      0.75      1.00              0.70          2.45
            ------------------------------------------------------------------
         Class C      0.75      1.00              0.70          2.45
            ------------------------------------------------------------------

            (1) On May 8, 2000, the Fund's advisory fee rate decreased by
                0.10%, to 0.75% per annum.
            (2) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (3) Other Expenses reflects a 0.70% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                  Example: Assuming you redeem your shares              Example: Assuming you do not
                           at the end of each period                             redeem your shares
                    Year 1       Year 3       Year 5       Year 10      Year 1       Year 3      Year 5     Year 10
            -------------------------------------------------------------------------------------------------------
         Class A    $713         $1,056       $1,422       $2,448       $  713       $1,056      $1,422     $2,448
            -------------------------------------------------------------------------------------------------------
         Class B     748          1,064        1,506        2,507          248          764       1,306      2,507
            -------------------------------------------------------------------------------------------------------
         Class C     348            764        1,306        2.786          248          764       1,306      2,786
            -------------------------------------------------------------------------------------------------------


                                                                   Prospectus 28

            PIMCO Small-Cap Value Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Undervalued smaller    Capitalization Range
and           Seeks long-term      capitalization         Between $100
Strategies    growth of            common stocks          million and$1.5
              capital and                                 billion
              income               Approximate Number
                                   of Holdings            Dividend Frequency
              Fund                 100                    At least annually
              Category
              Value Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of between $100 million and $1.5 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

             The Fund's initial selection universe consists of approximately
            4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

             From this narrowed universe, the portfolio managers select approximately 100 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

             Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk            . Smaller Company Risk     . Credit Risk
           . Issuer Risk            . Liquidity Risk           . Management Risk
           . Value Securities Risk  . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

29PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            -------------------
                                                            1/1/00-
                                                            9/30/00      10.65%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            -------------------
                                                            Highest (4/1/99-
                                                            6/30/99)     16.28%
                                                            -------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)    -18.71%

                                    [GRAPH]

                             1992           18.27%
                             1993           13.39%
                             1994           -4.07%
                             1995           24.98%
                             1996           27.22%
                             1997           34.47%
                             1998           -9.48%
                             1999           -6.82%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                         1 Year      5 Years     (9/30/91)(/3/)
         ----------------------------------------------------------------------
         Class A                         -11.95%     11.25%      10.77%
         ----------------------------------------------------------------------
         Class B                         -12.08%     11.42%      10.83%
         ----------------------------------------------------------------------
         Class C                         - 8.39%     11.69%      10.71%
         ----------------------------------------------------------------------
         Russell 2000 Index(/1/)          21.25%     16.69%      14.97%
         ----------------------------------------------------------------------
         Lipper Small-Cap Value Funds
          Average(/2/)                     5.87%     13.76%      13.08%
         ----------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stock. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 9/30/91. Index comparisons begin on 10/1/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund        Shareholder Fees (fees paid directly from your investment)


                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      0.60%    0.25%             0.41%         1.26%
         --------------------------------------------------------------------
         Class B      0.60     1.00              0.41          2.01
         --------------------------------------------------------------------
         Class C      0.60     1.00              0.41          2.01
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributed to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         --------------------------------------------------------------------------------------------------------------
         Class A      $671             $928             $1,204           $1,989            $671   $928   $1,204 $1,989
         --------------------------------------------------------------------------------------------------------------
         Class B       704              930              1,283            2,048             204    630    1,083  2,048
         --------------------------------------------------------------------------------------------------------------
         Class C       304              630              1,083            2,338             204    630    1,083  2,338
         --------------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Target Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective           Medium                Capitalization Range
and           Seeks capital       capitalization        Between $1
Strategies    appreciation; no    common stocks         billion and $10
              consideration is                          billion
              given to income

              Fund Category       Approximate Number    Dividend Frequency
              Growth Stocks       of Holdings           At least
                                  40-60                 annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

             The portfolio managers select stocks for the Fund using a
            "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk          .Liquidity Risk     .Focused Investment
              .Issuer Risk          .Foreign Investment  Risk
              .Growth Securities     Risk               .Credit Risk
               Risk                 .Currency Risk      .Management Risk
              .Smaller Company Risk .Technology Related
                                     Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's
            Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class
            B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
31

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       40.50%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     53.05%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -13.15%

                                    [GRAPH]

                            1993            24.52%
                            1994             3.09%
                            1995            30.31%
                            1996            15.68%
                            1997            15.44%
                            1998            23.27%
                            1999            66.25%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                          1 Year     5 Years     (12/17/92)(/3/)
         -----------------------------------------------------------------------
         Class A                          57.10%     28.28%      24.13%
         -----------------------------------------------------------------------
         Class B                          60.05%     28.62%      24.19%
         -----------------------------------------------------------------------
         Class C                          64.05%     28.77%      24.19%
         -----------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)       14.73%     23.05%      17.55%
         -----------------------------------------------------------------------
         Lipper Multi-Cap Growth Funds
          Average(/2/)                    57.98%     28.51%      20.93%
         -----------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. Companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges.
            (3) The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund        Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      0.55%    0.25%             0.41%         1.21%
         --------------------------------------------------------------------
         Class B      0.55     1.00              0.41          1.96
         --------------------------------------------------------------------
         Class C      0.55     1.00              0.41          1.96
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares

         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         --------------------------------------------------------------------------------------------------------------
         Class A      $667             $913             $1,178           $1,935            $667   $913   $1,178 $1,935
         --------------------------------------------------------------------------------------------------------------
         Class B       699              915              1,257            1,995             199    615    1,057  1,995
         --------------------------------------------------------------------------------------------------------------
         Class C       299              615              1,057            2,285             199    615    1,057  2,285
         --------------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Tax-Efficient Equity Fund

--------------------------------------------------------------------------------
Principal     Investment             Fund Focus           Approximate
Investments   Objective              A portion of the     Capitalization Range
and           Seeks maximum          common stocks        More than $5
Strategies    after-tax growth       represented in       billion
              of capital             the S&P 500 Index

              Fund Category          Approximate Number   Dividend Frequency
              Enhanced Index         of Holdings          Atleast
                                     More than 200        annually

            The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 200 common stocks. The Fund also attempts to achieve higher after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

             The Fund seeks to achieve its investment objective by normally investing at least 95% of its assets in stocks represented in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The Fund's return is intended to correlate highly with the return of the S&P 500 Index, but the portfolio managers attempt to produce a higher total return than the index by selecting a portion of the stocks represented in the index using the quantitative techniques described below. The portfolio managers also use these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500 Index.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

             Quantitative Techniques. The portfolio managers use a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential. They analyze factors such as growth of sustainable earnings and dividend behavior. Stocks in the top 50% of the model's ranking are considered for purchase by the Fund. The Fund looks to sell stocks selected from the bottom 20% of the model's ranking based on cost, current market value and anticipated benefit of replacement. The portfolio managers' sell discipline also focuses on reducing realized capital gains as indicated below.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk           . Growth Securities Risk . Credit Risk
              . Issuer Risk           . Leveraging Risk        . Management Risk
              . Value Securities Risk . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
33

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-9/30/00
                                                            2.67%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     14.98%
                                                            --------------------
                                                            Lowest (7/1/99-
                                                            9/30/99)      -7.25%

                                    [GRAPH]

                               1999       17.38%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                   Fund Inception
                                                      1 Year       (7/10/98)(/3/)
         ------------------------------------------------------------------------
         Class A                                      10.95%       11.10%
         ------------------------------------------------------------------------
         Class B                                      11.49%       11.99%
         ------------------------------------------------------------------------
         Class C                                      15.49%       14.54%
         ------------------------------------------------------------------------
         S&P 500 Index(/1/)                           21.04%       20.42%
         ------------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)     22.77%       20.65%
         ------------------------------------------------------------------------

            (1) The S&P 500 index is an unmanaged index of large capitalization
                U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 7/10/98. Index comparisons begin on 6/30/98.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund        Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      0.45%    0.25%             0.41%         1.11%
         --------------------------------------------------------------------
         Class B      0.45     1.00              0.41          1.86
         --------------------------------------------------------------------
         Class C      0.45     1.00              0.41          1.86
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         --------------------------------------------------------------------------------------------------------------
         Class A      $657             $883             $1,128           $1,827            $657   $883   $1,128 $1,827
         --------------------------------------------------------------------------------------------------------------
         Class B       689              885              1,206            1,887             189    585    1,006  1,887
         --------------------------------------------------------------------------------------------------------------
         Class C       289              585              1,006            2,180             189    585    1,006  2,180
         --------------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Value Fund

--------------------------------------------------------------------------------
Principal     Investment            Fund Focus            Approximate Capitali-
Investments   Objective             Undervalued           zation Range
and           Seeks long-term       larger                More than $5
Strategies    growth of             capitalization        billion
              capital and           stocks with
              income                improving             Dividend Frequency
                                    fundamentals          At least
              Fund Category                               annually
              Value Stocks          Approximate
                                    Number of
                                    Holdings
                                    40

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

             . Market Risk           . Foreign Investment Risk . Credit Risk
             . Issuer Risk           . Currency Risk           . Management Risk
             . Value Securities Risk . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
35

            Calendar Year Total Returns -- Class A


                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       12.85%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4/1/99-
                                                            6/30/99)      17.73%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -13.27%

                                    [GRAPH]

                             1992          12.70%
                             1993          15.94%
                             1994          -4.46%
                             1995          38.37%
                             1996          19.87%
                             1997          25.71%
                             1998           9.76%
                             1999           3.81%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                               Fund Inception
                                               1 Year  5 Years (12/30/91)(/3/)
         ---------------------------------------------------------------------
         Class A                                -1.90% 17.55%  13.84%
         ---------------------------------------------------------------------
         Class B                                -1.16% 17.80%  13.91%
         ---------------------------------------------------------------------
         Class C                                2.21%  18.02%  13.81%
         ---------------------------------------------------------------------
         Russell 1000 Value Index (/1/)         7.34%  23.08%  17.85%
         ---------------------------------------------------------------------
         Lipper Multi-Cap Value Funds Average
          (/2/)                                 6.69%  18.32%  14.24%
         ---------------------------------------------------------------------

            (1) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500 Index (an unmanaged index of large capitalization common stocks.) as the Fund's comparative index because PIMCO Advisors believes that the Russell 1000 Value Index is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Year and Fund Inception average annual total returns of the S&P 500 Index were 21.04%, 28.56% and 19.70%, respectively.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund        Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      0.45%    0.25%             0.41%         1.11%
         --------------------------------------------------------------------
         Class B      0.45     1.00              0.41          1.86
         --------------------------------------------------------------------
         Class C      0.45     1.00              0.41          1.86
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         --------------------------------------------------------------------------------------------------------------
         Class A      $657             $883             $1,128           $1,827            $657   $883   $1,128 $1,827
         --------------------------------------------------------------------------------------------------------------
         Class B       689              885              1,206            1,887             189    585    1,006  1,887
         --------------------------------------------------------------------------------------------------------------
         Class C       289              585              1,006            2,180             189    585    1,006  2,180
         --------------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may also decline for a number of reasons
Risk        which directly relate to the issuer, such as management
            performance, financial leverage and reduced demand for the issuer's goods or services.

Value       Each Fund may invest in companies that may not be expected to
Securities  experience significant earnings growth, but whose securities its
Risk        portfolio manager believes are selling at a price lower than their true value. The Capital Appreciation, Equity Income, Growth &
            Income, International, Mid-Cap, Renaissance, Allianz Select
            International, Small-Cap Value, Tax-Efficient Equity and Value
            Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth      Each Fund may invest in equity securities of companies that its
Securities  portfolio manager believes will experience relatively rapid
Risk        earnings growth. The Capital Appreciation, Global Innovation,
            Growth, Growth & Income, Innovation, International Mid-Cap,
            Opportunity, Select Growth, Allianz Select International, Target and Tax-Efficient Equity Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller     The general risks associated with equity securities and liquidity
Company     risk are particularly pronounced for securities of companies with
Risk        smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
            The Global Innovation, Innovation, Opportunity and Small-Cap Value
            Funds generally have substantial exposure to this risk. The Growth
            & Income, Mid-Cap, Allianz Select International and Target Funds also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

IPO Risk The Funds, particularly the Global Innovation Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the

37 PIMCO Funds: Multi-Manager Series
            companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives All Funds except the Capital Appreciation, Mid-Cap and Small-Cap
Risk Value Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

            Technology Related Risk. Because the Global Innovation and Innovation Funds concentrate their investments in companies which utilize innovative technologies, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.

Foreign     A Fund that invests in foreign securities, and particularly the
(non-       Global Innovation, International and Allianz Select International
U.S.)       Funds, may experience more rapid and extreme changes in value than
Investment  Funds that invest exclusively in securities of U.S. issuers or
Risk        securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the Global
            Innovation, International or Allianz Select International Fund, invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in certain regions
            (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

                                                                   Prospectus 38

Emerging    Foreign investment risk may be particularly high to the extent
Markets     that a Fund invests in emerging market securities of issuers based
Risk        in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Global Innovation, International and Allianz Select International Funds may invest significant portions of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign
            (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency    Funds that invest directly in foreign currencies or in securities
Risk        that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Global Innovation, International and Allianz Select International Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies or regions increases risk. Funds, such as
Risk        the Select Growth Fund, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks.
            The Global Innovation, International and Allianz Select
            International Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.
            Similarly, the Global Innovation and Innovation Funds are vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because these Funds normally "concentrate" their investments in those companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging  Leverage, including borrowing, will cause the value of a Fund's
Risk        shares to be more volatile than if the Fund did not use leverage.
            This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds, and in particular the Global Innovation, International and Tax-Efficient Equity Funds, may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Interest    To the extent that Funds purchase fixed income securities for
Rate Risk   investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

             As interest rates rise, the value of fixed income securities in a
            Fund's portfolio are likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

39 PIMCO Funds: Multi-Manager Series

Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High        Funds that invest in high yield securities and unrated securities
Yield       of similar quality (commonly known as "junk bonds") may be subject
Risk        to greater levels of interest rate, credit and liquidity risk than
            Funds that do not invest in such securities. The Growth & Income
            Fund is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them.

Management  Each Fund is subject to management risk because it is an actively
Risk managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.
                                                                   Prospectus 40

            Management of the Funds

Investment  PIMCO Advisors serves as the investment adviser and the
Adviser     administrator (serving in its capacity as administrator, the
and         "Administrator") for the Funds. Subject to the supervision of the
Admini-     Board of Trustees, PIMCO Advisors is responsible for managing,
strator     either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 800 Newport Center Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2000, PIMCO Advisors and its subsidiary partnerships had approximately $272 billion in assets under management.

             PIMCO Advisors has retained investment management firms ("Sub-
            Advisers") to manage each Fund's investments, except that the PIMCO Equity Advisors division of PIMCO Advisors manages the investments of the Equity Income, Global Innovation, Growth, Growth & Income, Innovation, Opportunity, Renaissance, Select Growth, Target and Value Funds. (PIMCO Equity Advisors is also referred to as a "Sub-Adviser" in this capacity.) See "Sub-Advisers" below.

             PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory    Each Fund pays PIMCO Advisors fees in return for providing or
Fees        arranging for the provision of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate
            Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

             For the fiscal year ended June 30, 2000, the Funds paid monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):


         Fund                                            Advisory Fees
         ---------------------------------------------------------------------
         Capital Appreciation, Equity Income, Mid-Cap,
          Tax-Efficient Equity and Value Funds               0.45%
         Growth Fund                                         0.50%
         International and Target Funds                      0.55%
         Renaissance, Select Growth and Small-Cap Value
          Funds                                              0.60%*
         Growth & Income Fund                                0.63%*
         Innovation and Opportunity Funds                    0.65%
         Allianz Select International Fund                   0.75%*

            * On April 1, 2000, the advisory fee rate for the Select Growth
              Fund increased from 0.57% to 0.60% per annum. On May 8, 2000, the advisory fee rate for the Allianz Select International Fund decreased from 0.85% to 0.75% per annum. On August 1, 2000, the advisory fee rate for the Growth & Income Fund decreased from 0.63% to 0.60% per annum.

             The Global Innovation Fund was not operational during the entire fiscal year ended June 30, 2000. The annual investment advisory fee rate payable by this Fund is 1.00% (stated as a percentage of the average daily net assets of the Fund).

Admini-     Each Fund pays for the administrative services it requires under a
strative    fee structure which is essentially fixed. Class A, Class B and
Fees        Class C shareholders of each Fund pay an administrative fee to
            PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO
            Advisors, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

41 PIMCO Funds: Multi-Manager Series

             Class A, B and C shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares):


         Fund                               Administrative Fees*
         -----------------------------------------------------------
         Allianz Select International Fund          0.70%
         International Fund                         0.65%
         Global Innovation Fund                     0.60%
         Growth & Income Fund                       0.50%
         All Other Funds                            0.40%

            * The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Sub-        Each Sub-Adviser has full investment discretion and makes all
Advisers    determinations with respect to the investment of a Fund's assets.
            The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

         Sub-Adviser*              Funds
         ------------------------------------------------------------------------------------
         PIMCO Equity Advisors     Equity Income, Global Innovation, Growth, Growth & Income,
         division of PIMCO         Innovation, Opportunity, Renaissance, Select Growth,
         Advisors                  Target and Value
         ("PIMCO Equity
         Advisors")
         1345 Avenue of the
         Americas, 50th Floor
         New York, NY 10105
         ------------------------------------------------------------------------------------
         PIMCO/Allianz             Allianz Select International
         International Advisors
         LLC ("PAIA")
         1345 Avenue of the
         Americas, 50th Floor
         New York, NY 10105
         ------------------------------------------------------------------------------------
         Cadence Capital           Capital Appreciation and Mid-Cap
         Management ("Cadence")
         Exchange Place, 53 State
         Street
         Boston, MA 02109
         ------------------------------------------------------------------------------------
         NFJ Investment Group      Small-Cap Value
         ("NFJ")
         2121 San Jacinto, Suite
         1840
         Dallas, TX 75201
         ------------------------------------------------------------------------------------
         Parametric Portfolio      Tax-Efficient Equity
         Associates
         ("Parametric")
         7310 Columbia Center,
         701 Fifth Avenue
         Seattle, WA 98104
         ------------------------------------------------------------------------------------
         Blairlogie Capital        International
         Management
         ("Blairlogie")
         4th Floor, 125 Princes
         Street
         Edinburgh EH2 4AD,
         Scotland

            * PIMCO Equity Advisors is a division of PIMCO Advisors. PAIA is a wholly-owned subsidiary of PIMCO Advisors. With the exception of Blairlogie, each of the other Sub-Advisers is an affiliated sub-partnership of PIMCO Advisors.

            The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds' investments.

PIMCO       A division of PIMCO Advisors, PIMCO Equity Advisors provides
Equity      equity-related advisory services to mutual funds and institutional
Advisors    accounts. Accounts managed by PIMCO Equity Advisors had combined assets as of September 30, 2000 of approximately $14.5 billion.
            See "Investment Adviser and Administrator" above for additional information about PIMCO Advisors.
                                                                   Prospectus

              The following individuals at PIMCO Equity Advisors have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the Growth, Innovation, Opportunity and Target Funds prior to March 6, 1999, for the Renaissance Fund prior to May 7, 1999, for the Select Growth and Growth & Income Funds prior to July 1, 1999, and for the Equity Income and Value Funds prior to May 8, 2000.


         Fund              Portfolio Managers          Since             Recent Professional Experience
            -------------------------------------------------------------------------------------------
         Equity Income     Kenneth W. Corba            2000                 Managing Director and
                                                                            Chief Investment Officer
                                                                            of PIMCO Equity Advisors
                                                                            and a Member of the
                                                                            Management Board of
                                                                            PIMCO Advisors. Prior to
                                                                            joining PIMCO Advisors,
                                                                            he was with Eagle Asset
                                                                            Management from 1995 to
                                                                            1998, serving in various
                                                                            capacities including as
                                                                            Chief Investment Officer
                                                                            and Portfolio Manager.
                                                                            He was with Stein Roe
                                                                            and Farnham Inc. from
                                                                            1984 to 1995, serving in
                                                                            various capacities
                                                                            including as Director of
                                                                            the Capital Management
                                                                            Group, Senior Vice
                                                                            President and Portfolio
                                                                            Manager.
         Global Innovation Dennis P. McKechnie         1999 (inception)+    Portfolio Manager of
                                                                            PIMCO Equity Advisors.
                                                                            Prior to joining PIMCO
                                                                            Advisors, he was with
                                                                            Columbus Circle
                                                                            Investors from 1991 to
                                                                            1999, where he managed
                                                                            equity accounts and
                                                                            served in various
                                                                            capacities including as
                                                                            Portfolio Manager for
                                                                            the Innovation Fund.
                           Jiyoung Kim                 2000                 Senior Research Analyst
                                                                            for PIMCO Innovation
                                                                            Fund, where she covers
                                                                            biotechnology,
                                                                            telecommunications
                                                                            equipment,
                                                                            semiconductors and
                                                                            networking. Prior to
                                                                            joining PIMCO Equity
                                                                            Advisors in 1999, she
                                                                            was a Senior Research
                                                                            Analyst at Fred Alger
                                                                            Management from 1994 to
                                                                            1999. Prior to that, she
                                                                            was a Senior Research
                                                                            Technician at Repligen,
                                                                            a biopharmaceutical
                                                                            company.
         Growth            Mr. Corba                   1999                 See above.
         Growth & Income   Mr. Corba                   1999                 See above.
                           Peter C. Thoms              2000                 Investment Analyst at
                                                                            Federated Investors from
                                                                            July 1998 to May 1999.
                                                                            Previously, he received
                                                                            his M.B.A. at the
                                                                            University of Virginia's
                                                                            Darden School of
                                                                            Business.
         Innovation        Mr. McKechnie               1998                 See above.
         Opportunity       Michael F. Gaffney          1999                 Managing Director of
                                                                            PIMCO Equity Advisors,
                                                                            where he manages the
                                                                            Opportunity Fund and
                                                                            other small-cap
                                                                            products. Prior to
                                                                            joining PIMCO Advisors,
                                                                            he was with Alliance
                                                                            Capital Management L.P.
                                                                            from 1993 to 1999,
                                                                            serving in various
                                                                            capacities including as
                                                                            Senior Vice President
                                                                            and Portfolio Manager.
         Renaissance       John K. Schneider           1999                 Senior Portfolio Manager
                                                                            of PIMCO Equity
                                                                            Advisors. Prior to
                                                                            joining PIMCO Advisors,
                                                                            he was a partner and
                                                                            Portfolio Manager of
                                                                            Schneider Capital
                                                                            Management from 1996 to
                                                                            1999, where he managed
                                                                            equity accounts for
                                                                            various institutional
                                                                            clients. Prior to that
                                                                            he was a member of the
                                                                            Equity Policy Committee
                                                                            and Director of Research
                                                                            at Newbold's Asset
                                                                            Management from 1991 to
                                                                            1996.
         Select Growth     Messrs. Corba and Schneider 1999                 See above.
         Target            Mr. Corba                   1999                 See above.
                           Jeff Parker                 1999                 Assistant Portfolio
                                                                            Manager and Research
                                                                            Analyst for PIMCO Equity
                                                                            Advisors. Prior to
                                                                            joining PIMCO Equity
                                                                            Advisors, he managed
                                                                            equity accounts as an
                                                                            Assistant Portfolio
                                                                            Manager at Eagle Asset
                                                                            Management from 1996 to
                                                                            1998. He was a Senior
                                                                            Consultant with Andersen
                                                                            Consulting, specializing
                                                                            in healthcare and
                                                                            technology, from 1991 to
                                                                            1994.
         Value             Mr. Schneider               2000                 See above.

            -------
            + Prior to PIMCO Advisors and PIMCO Equity Advisors assuming their positions as Adviser and Sub-Adviser, respectively, of the Global Innovation Fund, Mr. McKechnie managed the Fund's portfolio in his capacity as an officer of the Trust.

43 PIMCO Funds: Multi-Manager Series

PAIA A wholly-owned subsidiary of PIMCO Advisors, PAIA provides international advisory services to mutual funds. PAIA commenced operations during the fourth quarter of 2000. Different firms served as sub-adviser to the Allianz Select International Fund prior to November 1, 2000.

             The following individuals at PAIA share primary responsibility for the Allianz Select International Fund.


                                                              Recent Professional
         Fund          Portfolio Managers               Since Experience
         -----------------------------------------------------------------------------
         Allianz       Udo Frank (lead manager)         2000  Managing Director and
         Select                                               Chief Investment Officer
         International                                        of Allianz Asset
                                                              Advisory and Management
                                                              GmbH ("Allianz AAM"),
                                                              responsible for the
                                                              entire area (since
                                                              1997), and Chief
                                                              Executive Officer and
                                                              Chief Investment Officer
                                                              of Allianz PIMCO Asset
                                                              Management. Previously,
                                                              he served as the Chief
                                                              Investment Officer of
                                                              Allianz KAG (since
                                                              1994).
                       Wolfram Gerdes (co-manager)      2000  Managing director of
                                                              Equity Portfolio
                                                              Management at Allianz
                                                              AAM since 1998. Prior to
                                                              joining Allianz AAM, he
                                                              held various positions,
                                                              including head of
                                                              portfolio management,
                                                              with Allianz
                                                              Lebensversicherungs AG
                                                              from 1992 to 1998.
                       Gerd Wolfgang Hintz (co-manager) 2000  Managing Director of the
                                                              Equity Research
                                                              Department at Allianz
                                                              AAM since 1998. In
                                                              addition, he has been
                                                              responsible for Allianz
                                                              AAM's trading department
                                                              since January 2000.
                                                              Previously, he was the
                                                              head of Research and
                                                              Investor Relations of
                                                              Allianz AG.


Cadence An affiliated subpartnership of PIMCO Advisors, Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2000 of approximately $6.8 billion.

             The following individuals at Cadence share primary responsibility for each of the noted Funds.


                                                                           Recent Professional
         Fund                 Portfolio Managers         Since             Experience
         ------------------------------------------------------------------------------------------
         Capital Appreciation David B. Breed             1991 (Inception)  Managing Director, Chief
                                                                           Executive Officer, Chief
                                                                           Investment Officer and
                                                                           founding partner of
                                                                           Cadence. Member of the
                                                                           Management Board of
                                                                           PIMCO Advisors. He is a
                                                                           research generalist and
                                                                           has lead the team of
                                                                           portfolio managers and
                                                                           analysts since 1988. Mr.
                                                                           Breed has managed
                                                                           separate equity accounts
                                                                           for many institutional
                                                                           clients and has lead the
                                                                           team that manages the
                                                                           PIMCO Funds sub-advised
                                                                           by Cadence since those
                                                                           Funds' inception dates.
                              William B. Bannick         1992              Managing Director and
                                                                           Executive Vice President
                                                                           at Cadence. Mr. Bannick
                                                                           is a research generalist
                                                                           and Senior Portfolio
                                                                           Manager for the Cadence
                                                                           team. He has managed
                                                                           separately managed
                                                                           equity accounts for
                                                                           various Cadence
                                                                           institutional clients
                                                                           and has been a member of
                                                                           the team that manages
                                                                           the PIMCO Funds sub-
                                                                           advised by Cadence since
                                                                           joining Cadence in 1992.
                              Katherine A. Burdon        1993              Managing Director and
                                                                           Senior Portfolio Manager
                                                                           at Cadence. Ms. Burdon
                                                                           is a research generalist
                                                                           and has managed
                                                                           separately managed
                                                                           equity accounts for
                                                                           various Cadence
                                                                           institutional clients
                                                                           and has been a member of
                                                                           the team that manages
                                                                           the PIMCO Funds sub-
                                                                           advised by Cadence since
                                                                           joining Cadence in 1993.
                              Peter B. McManus           1994              Director, Account
                                                                           Management at Cadence.
                                                                           He has been a member of
                                                                           the investment team at
                                                                           Cadence and handles
                                                                           client relationships of
                                                                           separately managed
                                                                           accounts, and has been a
                                                                           member of the team that
                                                                           manages the PIMCO Funds
                                                                           sub-advised by Cadence
                                                                           since joining Cadence in
                                                                           1994. Previously, he
                                                                           served as a Vice
                                                                           President of Bank of
                                                                           Boston from 1991 to
                                                                           1994.
         Mid-Cap              Messrs. Breed, Bannick and Same as Capital   See above.
                              McManus and Ms. Burdon     Appreciation Fund

NFJ An affiliated sub-partnership of PIMCO Advisors, NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 2000 of approximately $1.8 billion.


                                                                   Prospectus 44

             The following individuals at NFJ share primary responsibility for the noted Fund.

Fund        Portfolio Managers Since                  Recent Profession Experience
---------------------------------------------------------------------------------------------------------------------------
Small-Cap   Chris Najork       1991 (Inception)       Managing Director and founding partner of NFJ. He has 30 years' experience
Value                                                 encompassing equity research and portfolio management. Prior to the formation
Fund                                                  of NFJ in 1989, he was a Senior Vice President, Senior Portfolio Manager and
                                                      analyst at NationsBank, which he joined in 1974.
            Benno J. Fischer   1991 (Inception)       Managing Director and founding partner of NFJ. He has 32 years' experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank,
                                                      which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.
            Paul A. Magnuson   1995                   Principal at NFJ. He is a Portfolio Manager and Senior Research Analyst with
                                                      14 years' experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Within the Trust Investment Quantitative Services Division
                                                      of NationsBank, he was responsible for equity analytics and structured fund management.

Parametric  An affiliated sub-partnership of PIMCO Advisors, Parametric provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 2000 of approximately $4.4 billion.

             The following individuals at Parametric share primary
            responsibility for the Tax-Efficient Equity Fund.

Fund        Portfolio Managers    Since               Recent Professional Experience
---------------------------------------------------------------------------------------------------------------------------
Tax-        David Stein           1998 (Inception)    Managing Director of Parametric. He has been with Parametric since 1996 where
Efficient                                             he leads the investment, research and product development activities.
Equity                                                Previously, he served in Investment Research at GTE Corporation from 1995 to
                                                      1996, in Equity Research at Vanguard Group from 1994 to 1995 and in Investment
                                                      Research at IBM Corporation from 1977 to 1994.
            Tom Seto              1998 (Inception)    Vice President and Portfolio Manager of Parametric. Since joining Parametric in 1998, he has been responsible for management of Parametric's active U.S.
                                                      equity strategies and has managed structured equity portfolios. Previously, he was with Barclays Global Investors from 1991 to 1998, serving in various capacities including as head of U.S. Equity Index Investments and Portfolio
                                                      Manager.

Blairlogie  Blairlogie provides advisory services to mutual funds and institutional accounts. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 2000 of approximately $1.0 billion.

             Blairlogie is an indirect majority-owned subsidiary of the
            Alleghany Corporation, and is not an affiliate of PIMCO Advisors. Blairlogie was formerly an affiliated sub-partnership of PIMCO Advisors. On April 30, 1999, PIMCO Advisors sold all of its ownership interest in Blairlogie to subsidiaries of the Alleghany Corporation. PIMCO Advisors retained Blairlogie as the Sub-Adviser of the International Fund both prior and subsequent to this transaction.

             The following individual at Blairlogie has primary responsibility for the International Fund.

Fund          Portfolio Manager   Since               Recent Professional Experience
---------------------------------------------------------------------------------------------------------------------------
International James Smith          1994                Chief Investment Officer of Blairlogie since 1992, responsible for setting investment policy, asset allocation, managing the investment team and stock selection in Latin America.


Adviser/Sub- Shareholders of each Fund (except the Innovation and Mid-Cap
Adviser      Funds) have approved a proposal permitting PIMCO Advisors to enter
Relationship into new or amended sub-advisory agreements with one or more sub-
             advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors. PIMCO Advisors has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor  The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stanford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

45 PIMCO Funds: Multi-Manager Series

            Investment Options -- Class A, B and C Shares

            The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

             The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class. More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Class A     . You pay an initial sales charge of up to 5.50% when you buy
Shares Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

            . You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

            . Class A shares are subject to lower 12b-1 fees than Class B or
              Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

            . You normally pay no contingent deferred sales charge ("CDSC")
              when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase.
              The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B     . You do not pay an initial sales charge when you buy Class B
Shares shares. The full amount of your purchase payment is invested initially.

            . You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

            . Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

            . Class B shares automatically convert into Class A shares after they have been held for seven years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C     . You do not pay an initial sales charge when you buy Class C
Shares shares. The full amount of your purchase payment is invested initially.

            . You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

            . Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

            . Class C shares do not convert into any other class of shares.
              Because Class B shares convert into Class A shares after seven years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven years.

            The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

                                                                   Prospectus

--------------------------------------------------------------------------------
Initial     Unless you are eligible for a waiver, the public offering price
Sales       you pay when you buy Class A shares of the Funds is the net asset
Charges--   value ("NAV") of the shares plus an initial sales charge. The
Class A     initial sales charge varies depending upon the size of your
Shares      purchase, as set forth below. No sales charge is imposed where
            Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.

            All Funds

                                 Initial Sales Charge      Initial Sales Charge
         Amount of               as % of Net               as % of Public
         Purchase                Amount Invested           Offering Price
         ----------------------------------------------------------------------
         $0-$49,999              5.82%                     5.50%
         ----------------------------------------------------------------------
         $50,000-$99,999         4.71%                     4.50%
         ----------------------------------------------------------------------
         $100,000-$249,999       3.63%                     3.50%
         ----------------------------------------------------------------------
         $250,000-$499,999       2.56%                     2.50%
         ----------------------------------------------------------------------
         $500,000-$999,999       2.04%                     2.00%
         ----------------------------------------------------------------------
         $1,000,000 +            0.00%*                    0.00%*
         ----------------------------------------------------------------------

            *As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

-------------------------------------------------------------------------------
Contingent  Unless you are eligible for a waiver, if you sell (redeem) your
Deferred    Class B or Class C shares within the time periods specified below,
Sales       you will pay a CDSC according to the following schedules.
Charges
(CDSCs)
-- Class
B and
Class C
Shares

Class B  Years Since Purchase    Percentage Contingent
Shares   Payment was Made        Deferred Sales Charge
         ----------------------------------------------------------------------
         First                   5
         ----------------------------------------------------------------------
         Second                  4
         ----------------------------------------------------------------------
         Third                   3
         ----------------------------------------------------------------------
         Fourth                  3
         ----------------------------------------------------------------------
         Fifth                   2
         ----------------------------------------------------------------------
         Sixth                   1
         ----------------------------------------------------------------------
         Seventh                 0*
         ----------------------------------------------------------------------

            *After the seventh year, Class B shares convert into Class A shares.

Class C  Years Since Purchase    Percentage Contingent
Shares   Payment was Made        Deferred Sales Charge
         ----------------------------------------------------------------------
         First                   1
         ----------------------------------------------------------------------
         Thereafter              0
         ----------------------------------------------------------------------

--------------------------------------------------------------------------------
CDSCs on    Unless a waiver applies, investors who purchase $1,000,000 or more
Class A     of Class A shares (and, thus, pay no initial sales charge) will be
Shares      subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See
            "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

--------------------------------------------------------------------------------
How CDSCs   A CDSC is imposed on redemptions of Class B and Class C shares
are         (and where applicable, Class A shares) on the amount of the
Calculated  redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.
            However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account (from which a redemption or exchange has not already been effected).

47 PIMCO Funds: Multi-Manager Series

            For instance, the following example illustrates the operation of the Class B CDSC:

            . Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

             In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares of a particular class of a Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

--------------------------------------------------------------------------------
Reductions  The initial sales charges on Class A shares and the CDSCs on Class
and         A, Class B and Class C shares may be reduced or waived under
Waivers     certain purchase arrangements and for certain categories of
of          investors. Please see the Guide for details. The Guide is
Initial     available free of charge from the Distributor. See "How to Buy and
Sales       Sell Shares--PIMCO Funds Shareholders' Guide" below.
Charges
and CDSCs

--------------------------------------------------------------------------------
Distribu-   The Funds pay fees to the Distributor on an ongoing basis as
tion        compensation for the services the Distributor renders and the
and         expenses it bears in connection with the sale and distribution of
Servicing   Fund shares ("distribution fees") and/or in connection with
(12b-1)     personal services rendered to Fund shareholders and the
Plans       maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans
            ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

             There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

                                      Servicing                                     Distribution
         All Funds                    Fee                                           Fee
         ---------------------------------------------------------------------------------------
         Class A                      0.25%                                         None
         ---------------------------------------------------------------------------------------
         Class B                      0.25%                                         0.75%
         ---------------------------------------------------------------------------------------
         Class C                      0.25%                                         0.75%
         ---------------------------------------------------------------------------------------

             Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

            How Fund Shares Are Priced

            The net asset value ("NAV") of a Fund's Class A, Class B and Class C shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which

                                                                   Prospectus 48
            market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Global Innovation, International and Allianz Select International Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

             Fund shares are valued at the close of regular trading (normally
            4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            How to Buy and Sell Shares

            The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

PIMCO       More detailed information about the Trust's purchase, sale and
Funds       exchange arrangements for Fund shares is provided in the PIMCO
Share-      Funds Shareholders' Guide, which is included in the Statement of
holders'    Additional Information and can be obtained free of charge from the
Guide       Distributor by written request or by calling 1-800-426-0107. The
            Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

            . Automated telephone and wire transfer procedures
            . Automatic purchase, exchange and withdrawal programs
            . Programs that establish a link from your Fund account to your bank account
            . Special arrangements for tax-qualified retirement plans
            . Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares
            . Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation When you buy shares of the Funds, you pay a price equal to the NAV
of Share    of the shares, plus any applicable sales charge. When you sell
Price and   (redeem) shares, you receive an amount equal to the NAV of the
Redemption  shares, minus any applicable CDSC. NAVs are determined at the
Payments    close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock
            Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day's NAV). Please see the Guide for details.

             The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's NAV).

49 PIMCO Funds: Multi-Manager Series

Buying      You can buy Class A, Class B or Class C shares of the Funds in the
Shares      following ways:

             . Through your broker, dealer or other financial intermediary.
               Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

             . Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

             If you wish to invest directly by mail, please send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

                                    PIMCO Funds Distributors LLC
                                    P.O. Box 9688
                                    Providence, RI 02940-0926

             The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Funds Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

             The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

             The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment  The following investment minimums apply for purchases of Class A,
Minimums    Class B and Class C shares.

                     Initial Investment                 Subsequent Investments
                     ------------------                 ----------------------
                     $2,500 per Fund                        $100 per Fund

             Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small       Because of the disproportionately high costs of servicing accounts
Account     with low balances, if you have a direct account with the
Fee         Distributor, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA and
            Auto-Invest accounts for which the limit is $1,000. The fee also applies to employer-sponsored retirement plan accounts, Money
            Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least
            $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum     Due to the relatively high cost to the Funds of maintaining small
Account     accounts, you are asked to maintain an account balance in each
Size        Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

                                                                   Prospectus 50

Exchanging  Except as provided below and/or in the applicable Funds' or
Shares series' prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds:
            Pacific Investment Management Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Exchanges are subject to the $2,500 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceeding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

             The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

Selling     You can sell (redeem) Class A, Class B or Class C shares of the
Shares      Funds in the following ways:

              . Through your broker, dealer or other financial intermediary.
            Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

              . Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

              (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

              (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

              (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

              (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

             A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker "street name" accounts--you must redeem through your broker.

             If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records,

51  PIMCO Funds: Multi-Manager Series
            or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

             The Guide describes a number of additional ways you can redeem your shares, including:

                . Telephone requests to the Transfer Agent
                . PIMCO Funds Automated Telephone System (ATS)
                . Expedited wire transfers
                . Automatic Withdrawal Plan
                . PIMCO Funds Fund Link

             Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

             Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

             Redemptions of Fund shares may be suspended when trading on the
            New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of   Redemption proceeds will normally be mailed to the redeeming
Redemption  shareholder within seven calendar days or, in the case of wire
Payments    transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions The Trust has agreed to redeem shares of each Fund solely in cash
In Kind up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certifi-    If you are redeeming shares for which certificates have been
cated       issued, the certificates must be mailed to or deposited with the
Shares      Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The
            Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature   When a signature guarantee is called for, you should have
Guarantee   "Signature Guaranteed" stamped under your signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities
                                                                   Prospectus
            exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The
            Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures.

             Beginning January 1, 2001, when a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus or a new supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds' signature guarantee requirements.

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

          Fund                      At Least Annually                 Quarterly
          ---------------------------------------------------------------------
          Equity Income Fund                                              .
          ---------------------------------------------------------------------
          All other Funds                  .
          ---------------------------------------------------------------------

             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

             You can choose from the following distribution options:

             . Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

             . Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds:
               Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

             . Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

             You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

             If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

             For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

53 PIMCO Funds: Multi-Manager Series

            Tax Consequences

             . Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable to you as ordinary income.

             Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

             . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

             . A Note on the Tax-Efficient Equity Fund. The Tax-Efficient
            Equity Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

             . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the Global Innovation, International and Allianz Select International Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

             This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

            Characteristics and Risks of Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
                                                                   Prospectus 54

Fixed       Fixed income securities are obligations of the issuer to make
Income      payments of principal and/or interest on future dates, and include
Securities  corporate and government bonds, notes, certificates of deposit,
and         commercial paper, convertible securities and mortgage-backed and
Defensive   other asset-backed securities.
Strategies
             The Capital Appreciation, Mid-Cap and Tax-Efficient Equity Funds
            intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

             Under normal circumstances, the Small-Cap Value Fund intends to be fully invested in common stocks (aside from cash management practices), except that the Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The Equity Income, Global Innovation, Growth, Innovation, International, Opportunity, Renaissance, Select Growth, Allianz Select International, Target and Value Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The International and Allianz Select International Funds may also hold up to 100% of their assets in other domestic fixed income, foreign fixed income and equity securities principally traded in the U.S., including obligations issued or guaranteed by a foreign government or its agencies, authorities or instrumentalities, corporate bonds and American Depository Receipts, for temporary defensive purposes. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

Companies   Each of the Funds may invest in securities of companies with
With        market capitalizations that are small compared to other publicly
Smaller     traded companies. The Opportunity and Small-Cap Value Funds invest
Market      primarily in smaller companies and are especially sensitive to the
Capitali-   risks described below. In addition, the Global Innovation and
ations      Innovation Funds generally have substantial exposure to these risks. The Growth & Income, Mid-Cap, Allianz Select International and Target Funds also have significant exposure to these risks because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than the largest companies.

             Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large

55 PIMCO Funds: Multi-Manager Series
            asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial     The Funds, particularly the Global Innovation Fund, may purchase
Public      securities in initial public offerings (IPOs). These securities
Offerings   are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions fewer companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign     The International and Allianz Select International Funds normally
(non-       invest principally in securities of foreign issuers, securities
U.S.)       traded principally in securities markets outside the United States
Securities  and/or securities denominated in foreign currencies (together,
            "foreign securities"). The Global Innovation Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). The Equity Income, Growth,
            Growth & Income, Innovation, Opportunity, Renaissance, Target and
            Value Funds may invest up to 15% of their respective assets in foreign securities. The Select Growth Fund may invest up to 25% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below). The Tax-Efficient Equity
            Fund may invest in common stocks of foreign issuers if included in the S&P 500 Index.

             All of the Funds may invest in American Depository Receipts
            (ADRs). In addition, the Equity Income, Global Innovation, Growth, Growth & Income, Innovation, International, Opportunity, Renaissance, Select Growth, Allianz Select International, Target and Value Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging    Each of the Funds that may invest in foreign securities may invest
Market      in securities of issuers based in or that trade principally in
Securities  countries with developing (or "emerging market") economies. The
            Global Innovation, International and Allianz Select International
            Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
            significant price volatility; restrictions on foreign investment;
            and possible repatriation of investment income and capital. In addition, foreign investors may be required to register

                                                                   Prospectus 56
            the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the Global Innovation, International and Allianz Select International Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign     A Fund that invests directly in foreign currencies or in
Currencies  securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Global
            Innovation, International and Allianz Select International Funds are particularly sensitive to this risk.

             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The Equity Income, Global
            Innovation, Growth, Growth & Income, Innovation, International, Opportunity, Renaissance, Select Growth, Allianz Select International, Target and Value Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Global Innovation, International and Allianz Select International Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

57  PIMCO Funds: Multi-Manager Series

             The Global Innovation, International and Allianz Select
            International Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The Global Innovation, International and Allianz Select International Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by PIMCO Advisors or the Fund's Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Corporate   Each Fund that may invest in fixed income securities may invest in
Debt        corporate debt securities. The Growth & Income Fund may invest up
Securities  to 10% of its assets in these securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Each Fund may invest in convertible securities. The Growth & Securities Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives Each Fund (except the Capital Appreciation, Mid-Cap and Small-Cap
            Value Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

             Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Equity Income, Global Innovation, Growth, Growth & Income, Innovation, International, Opportunity, Renaissance, Select Growth, Allianz Select International, Target, Tax-Efficient Equity and Value Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Global Innovation, Allianz Select International and Tax-Efficient Equity Funds may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative

                                                                   Prospectus 58
            itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-     The Funds may invest in equity-linked securities. The Allianz
Linked      Select International Fund may invest up to 15% of its assets in
Securities  equity-linked securities. The International Fund may invest up to
            5% of its assets in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See
            "Foreign Securities" above. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities may be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

Credit      The Funds may invest in securities based on their credit ratings
Ratings     assigned by rating agencies such as Moody's Investors Service,
and         Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P").
Unrated     Moody's, S&P and other rating agencies are private services that
Securities  provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional

59 PIMCO Funds: Multi-Manager Series

            Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High        Securities rated lower than Baa by Moody's or lower than BBB by
Yield       S&P are sometimes referred to as "high yield securities" or "junk
Securities  bonds." The Funds, particularly the Growth & Income Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of    For the purpose of achieving income, each Fund may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Transac-    settlement date. This risk is in addition to the risk that the
tions       Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.
                                                                   Prospectus

Reverse     Each Fund may enter into reverse repurchase agreements, subject to
Repurchase the Fund's limitations on borrowings. A reverse repurchase Agreements agreement involves the sale of a security by a Fund and its
And Other   agreement to repurchase the instrument at a specified time and
Borrowings  price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Illiquid    Each Fund may invest in securities that are illiquid so long as
Securities  not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term
            "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment  The International and Allianz Select International Funds may
in Other    invest up to 10% of their assets in securities of other investment
Investment  companies, such as closed-end management investment companies, or
Companies   in pooled accounts or other investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Portfolio   With the exception of the Tax-Efficient Equity Fund, the length of
Turnover    time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements, although the Tax-Efficient Equity Fund will generally attempt to limit portfolio turnover as part of its tax-efficient management strategies. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.
            Funds, such as the Growth & Income, Select Growth and Allianz
            Select International Funds, that have recently changed Sub-
            Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes     The investment objective of each of the Global Innovation, Growth,
in          Growth & Income, Innovation, International, Opportunity,
Investment Renaissance, Select Growth, Allianz Select International, Target Objectives and Tax-Efficient Equity Funds described in this Prospectus may be
and         changed by the Board of Trustees without shareholder approval. The
Policies    investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

61 PIMCO Funds: Multi-Manager Series

New and     In addition to the risks described under "Summary of Principal
Smaller-    Risks" above and in this section, several of the Funds are newly
Sized       formed and therefore have limited or no performance history for
Funds       investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Funds may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Funds to additional risks. Please see the Statement of
            Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

                                                                   Prospectus 62

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

             The information provided for each of the Growth, Innovation,
            International, Opportunity, Renaissance and Target Funds reflects the operational history of a corresponding series of PIMCO Advisors Funds which reorganized as a series of the Trust on January 17, 1997. In connection with the reorganizations, these Funds changed their fiscal year ends from September 30 to June 30. The expense ratios provided for these Funds for periods prior to January 17, 1997 reflect fee arrangements of PIMCO Advisors Funds previously in effect which differ from the current fee arrangements of the Trust. The Growth & Income and Allianz Select International Funds did not offer Class A, B or C shares during the periods ended June 30, 2000.

 Year or                                         Net Realized/                  Dividends  Dividends in  Distributions
 Period           Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
 Ended            Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                  of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
-------------------------------------------------------------------------------------------------------------------------
Capital Appreci-
 ation Fund
 Class A
 06/30/00              $26.65        $(0.03)(a)       $5.34 (a)       $5.31        $(0.01)     $(0.01)         $(5.00)
 06/30/99               26.01          0.06 (a)        2.33 (a)        2.39         (0.10)       0.00           (1.65)
 06/30/98               21.16          0.07 (a)        6.55 (a)        6.62         (0.09)       0.00           (1.68)
 01/20/97-
  06/30/97              19.31          0.09            1.76            1.85          0.00        0.00            0.00
 Class B
 06/30/00               26.29         (0.22)(a)        5.23 (a)        5.01          0.00        0.00           (5.00)
 06/30/99               25.75         (0.13)(a)        2.32 (a)        2.19          0.00        0.00           (1.65)
 06/30/98               21.10         (0.11)(a)        6.51 (a)        6.40         (0.07)       0.00           (1.68)
 01/20/97-
  06/30/97              19.31          0.01            1.78            1.79          0.00        0.00            0.00
 Class C
 06/30/00               26.31         (0.22)(a)        5.25 (a)        5.03          0.00        0.00           (5.00)
 06/30/99               25.78         (0.13)(a)        2.31 (a)        2.18          0.00        0.00           (1.65)
 06/30/98               21.10         (0.12)(a)        6.53 (a)        6.41         (0.05)       0.00           (1.68)
 01/20/97-
  06/30/97              19.31          0.02            1.77            1.79          0.00        0.00            0.00
Equity Income
 Fund (i)
 Class A
 06/30/00              $15.58         $0.33 (a)      $(2.42)(a)      $(2.09)       $(0.36)      $0.00          $(0.48)
 06/30/99               16.04          0.39 (a)        1.29 (a)        1.68         (0.38)       0.00           (1.76)
 06/30/98               15.39          0.39 (a)        2.73 (a)        3.12         (0.38)       0.00           (2.09)
 01/20/97-
  06/30/97              13.94          0.15            1.48            1.63         (0.18)       0.00            0.00
 Class B
 06/30/00               15.50          0.24 (a)       (2.40)(a)       (2.16)        (0.27)       0.00           (0.48)
 06/30/99               15.99          0.28 (a)        1.27 (a)        1.55         (0.28)       0.00           (1.76)
 06/30/98               15.37          0.26 (a)        2.73 (a)        2.99         (0.28)       0.00           (2.09)
 01/20/97-
  06/30/97              13.94          0.11            1.48            1.59         (0.16)       0.00            0.00
 Class C
 06/30/00               15.52          0.24 (a)       (2.40)(a)       (2.16)        (0.27)       0.00           (0.48)
 06/30/99               16.01          0.27 (a)        1.27 (a)        1.54         (0.27)       0.00           (1.76)
 06/30/98               15.37          0.26 (a)        2.74 (a)        3.00         (0.27)       0.00           (2.09)
 01/20/97-
  06/30/97              13.94          0.11            1.48            1.59         (0.16)       0.00            0.00
Global Innova-
 tion
 Class A
 12/31/99-
  06/30/00             $10.00        $(0.03)(a)       $8.96 (a)       $8.93         $0.00       $0.00           $0.00
 Class B
 03/31/00-
  06/30/00              20.17         (0.07)(a)       (1.19)(a)       (1.26)        $0.00       $0.00           $0.00
 Class C
 03/31/00-
  06/30/00              20.17         (0.07)(a)       (1.19)(a)       (1.26)        $0.00       $0.00           $0.00
Growth Fund (ii)
 Class A
 06/30/00              $34.12        $(0.29)(a)      $10.77 (a)      $10.48         $0.00       $0.00          $(5.66)
 06/30/99               32.62         (0.14)(a)        5.56 (a)        5.42          0.00        0.00           (3.92)
 06/30/98               27.03         (0.08)(a)        9.99 (a)        9.91          0.00        0.00           (4.32)
 10/01/96-
  06/30/97              26.58          0.69            3.27            3.96          0.00        0.00           (3.51)
 09/30/96               25.73          0.06            3.72            3.78          0.00        0.00           (2.93)
 Class B
 06/30/00               31.15         (0.51)(a)        9.68 (a)        9.17          0.00        0.00           (5.66)
 06/30/99               30.34         (0.35)(a)        5.08 (a)        4.73          0.00        0.00           (3.92)
 06/30/98               25.59         (0.28)(a)        9.35 (a)        9.07          0.00        0.00           (4.32)
 10/01/96-
  06/30/97              25.46          0.35            3.29            3.64          0.00        0.00           (3.51)
 09/30/96               24.94         (0.07)           3.52            3.45          0.00        0.00           (2.93)

 Year or          Distributions
 Period           in Excess of
 Ended            Net Realized
                  Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Capital Appreci-
 ation Fund
 Class A
 06/30/00              $0.00
 06/30/99              $0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class C
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
Equity Income
 Fund (i)
 Class A
 06/30/00             $(2.16)
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class B
 06/30/00              (2.16)
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class C
 06/30/00              (2.16)
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
Global Innova-
 tion
 Class A
 12/31/99-
  06/30/00             $0.00
 Class B
 03/31/00-
  06/30/00             $0.00
 Class C
 03/31/00-
  06/30/00             $0.00
Growth Fund (ii)
 Class A
 06/30/00              $0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00

-------
  *   Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (i) The information provided for the Equity Income Fund reflects the results of operations under the Fund's former Sub-Adviser through May 8, 2000; the Fund would not necessarily have achieved the results shown above under its current investment management arrangements.
 (ii) The information provided for the Growth Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 2000; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.

63 PIMCO Funds: Multi-Manager Series

                                                                                     Ratio of Net
                                                                     Ratio of         Investment
Tax Basis                 Net Asset                                 Expenses to    Income (Loss) to
eturn ofR      Total     Value End of               Net Assets End  Average Net      Average Net      Portfolio
Capital    Distributions    Period    Total Return of Period (000s)   Assets            Assets      Turnover Rate
-----------------------------------------------------------------------------------------------------------------


   $0.00       $(5.02)      $26.94        22.73%        $91,927          1.11%           (0.10)%           119%
    0.00        (1.75)       26.65        10.14          91,296          1.10             0.24             120
    0.00        (1.77)       26.01        32.39          72,803          1.10             0.27              75
    0.00         0.00        21.16         9.58           6,534          1.11*            0.59*             87

    0.00        (5.00)       26.30        21.79          66,044          1.86            (0.86)            119
    0.00        (1.65)       26.29         9.39          55,094          1.85            (0.52)            120
    0.00        (1.75)       25.75        31.39          40,901          1.85            (0.47)             75
    0.00         0.00        21.10         9.27           3,022          1.85*           (0.26)*            87

    0.00        (5.00)       26.34        21.85          82,864          1.86            (0.86)            119
    0.00        (1.65)       26.31         9.34          81,097          1.85            (0.52)            120
    0.00        (1.73)       25.78        31.40          71,481          1.85            (0.49)             75
    0.00         0.00        21.10         9.27          13,093          1.86*           (0.23)*            87


   $0.00       $(3.00)      $10.49       (13.17)%       $11,434          1.12%            2.77%            114%
    0.00        (2.14)       15.58        12.26          17,342          1.10             2.64              76
    0.00        (2.47)       16.04        21.35          12,954          1.11             2.39              45
    0.00        (0.18)       15.39        11.77           1,756          1.13*            2.85*             45

    0.00        (2.91)       10.43       (13.79)         12,903          1.87             2.01             114
    0.00        (2.04)       15.50        11.35          21,732          1.85             1.89              76
    0.00        (2.37)       15.99        20.47          15,178          1.85             1.63              45
    0.00        (0.16)       15.37        11.45           2,561          1.87*            2.11*             45

    0.00        (2.91)       10.45       (13.78)         13,929          1.87             1.99             114
    0.00        (2.03)       15.52        11.28          26,016          1.85             1.86              76
    0.00        (2.36)       16.01        20.51          23,122          1.85             1.60              45
    0.00        (0.16)       15.37        11.42           6,624          1.87*            2.15*             45


   $0.00        $0.00       $18.93        89.30%        $31,998          1.61%(b)*       (0.58)*%          131%

   $0.00        $0.00        18.91        (6.25)         25,375          2.60 (c)*       (1.70)*           131

   $0.00        $0.00        18.91        (6.25)         46,826          2.60 (c)*       (1.70)*           131


   $0.00       $(5.66)      $38.94        32.49%       $255,744          1.61%           (0.78)%            72%
    0.00        (3.92)       34.12        18.65         227,638          1.16            (0.44)            131
    0.00        (4.32)       32.62        41.03         180,119          1.16            (0.27)            123
    0.00        (3.51)       27.03        15.93         147,276          1.11*            0.13*             94
    0.00        (2.93)       26.58        16.11         151,103          1.11             0.24             104

    0.00        (5.66)       34.66        31.31         213,627          1.91            (1.53)             72
    0.00        (3.92)       31.15        17.72         133,850          1.90            (1.19)            131
    0.00        (4.32)       30.34        39.97          80,719          1.91            (1.02)            123
    0.00        (3.51)       25.59        15.32          55,626          1.86*           (0.62)*            94
    0.00        (2.93)       25.46        15.22          37,256          1.86            (0.51)            104

-------
 (b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.67% for the period ended June 30, 2000.
 (c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.70% for the period ended June 30, 2000.
                                                                   Prospectus

                                                 Net Realized/                  Dividends  Dividends in  Distributions
 Year or          Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
  Period          Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
  Ended           of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
-------------------------------------------------------------------------------------------------------------------------
Growth Fund
 (Cont.)
 Class C
 06/30/00              $31.15        $(0.51)(a)      $ 9.68 (a)      $ 9.17        $0.00        $0.00          $(5.66)
 06/30/99               30.33         (0.35)(a)        5.09 (a)        4.74         0.00         0.00           (3.92)
 06/30/98               25.58         (0.28)(a)        9.35 (a)        9.07         0.00         0.00           (4.32)
 10/01/96-
  06/30/97              25.46          0.45            3.18            3.63         0.00         0.00           (3.51)
 09/30/96               24.94         (0.12)           3.57            3.45         0.00         0.00           (2.93)
Innovation Fund
 (iii)
 Class A
 06/30/00              $37.46        $(0.58)(a)      $41.80 (a)      $41.22        $0.00        $0.00          $(6.39)
 06/30/99               24.28         (0.28)(a)       14.72 (a)       14.44         0.00         0.00           (1.26)
 06/30/98               17.43         (0.19)(a)        8.21 (a)        8.02         0.00         0.00           (0.99)
 10/01/96-
  06/30/97              17.26          0.07            0.36            0.43         0.00         0.00           (0.26)
 9/30/96                14.74         (0.07)           2.94            2.87         0.00         0.00           (0.35)
 Class B
 06/30/00               36.09         (1.01)(a)       40.37 (a)       39.36         0.00         0.00           (6.39)
 06/30/99               23.60         (0.49)(a)       14.24 (a)       13.75         0.00         0.00           (1.26)
 06/30/98               17.10         (0.33)(a)        8.00 (a)        7.67         0.00         0.00           (0.99)
 10/01/96-
  06/30/97              17.04         (0.03)           0.35            0.32         0.00         0.00           (0.26)
 9/30/96                14.66         (0.11)           2.84            2.73         0.00         0.00           (0.35)
 Class C
 06/30/00               36.08         (1.00)(a)       40.35 (a)       39.35         0.00         0.00           (6.39)
 06/30/99               23.59         (0.48)(a)       14.23 (a)       13.75         0.00         0.00           (1.26)
 06/30/98               17.09         (0.33)(a)        8.00 (a)        7.67         0.00         0.00           (0.99)
 10/01/96-
  06/30/97              17.04         (0.02)           0.33            0.31         0.00         0.00           (0.26)
 9/30/96                14.65         (0.15)           2.89            2.74         0.00         0.00           (0.35)
International
 Fund (iv)
 Class A
 06/30/00              $12.45        $ 0.03 (a)      $ 1.46 (a)      $ 1.49        $0.00        $0.00          $(1.74)
 06/30/99               14.33          0.01 (a)       (0.74)(a)       (0.73)        0.00         0.00           (1.15)
 06/30/98               14.26          0.06 (a)        1.13 (a)        1.19         0.00         0.00           (0.82)
 10/01/96-
  06/30/97              13.03          0.29            1.33            1.62         0.00         0.00           (0.39)
 9/30/96                12.19          0.07            0.77            0.84         0.00         0.00            0.00
 Class B
 06/30/00               11.51         (0.06)(a)        1.25 (a)        1.19         0.00         0.00           (1.74)
 06/30/99               13.46         (0.08)(a)       (0.72)(a)       (0.80)        0.00         0.00           (1.15)
 06/30/98               13.56         (0.05)(a)        1.07 (a)        1.02         0.00         0.00           (0.82)
 10/01/96-
  06/30/97              12.48          0.16            1.31            1.47         0.00         0.00           (0.39)
 9/30/96                11.75          0.00 (a)        0.73 (a)        0.73         0.00         0.00            0.00
 Class C
 06/30/00               11.50         (0.09)(a)        1.27 (a)        1.18         0.00         0.00           (1.74)
 06/30/99               13.45         (0.09)(a)       (0.71)(a)       (0.80)        0.00         0.00           (1.15)
 06/30/98               13.55         (0.06)(a)        1.08 (a)        1.02         0.00         0.00           (0.82)
 10/01/96-
  06/30/97              12.47          0.18            1.29            1.47         0.00         0.00           (0.39)
 9/30/96                11.75         (0.05)           0.77            0.72         0.00         0.00            0.00
Mid-Cap Fund (v)
 Class A
 06/30/00              $22.82        $(0.01)(a)      $ 7.82 (a)      $ 7.81       $(0.02)      $(0.02)         $(0.02)
 06/30/99               24.00          0.03 (a)       (0.13)(a)       (0.10)       (0.01)        0.00           (1.07)
 06/30/98               20.24          0.02 (a)        5.11 (a)        5.13        (0.04)        0.00           (1.33)
 01/13/97-
  06/30/97              18.14         (0.04)           2.14            2.10         0.00         0.00            0.00
 Class B
 06/30/00               22.43         (0.20)(a)        7.66 (a)        7.46         0.00         0.00           (0.02)
 06/30/99               23.77         (0.13)(a)       (0.14)(a)       (0.27)        0.00         0.00           (1.07)
 06/30/98               20.17         (0.16)(a)        5.09 (a)        4.93         0.00         0.00           (1.33)
 01/13/97-
  06/30/97              18.14         (0.11)           2.14            2.03         0.00         0.00            0.00
 Year or          Distributions
  Period          in Excess of
  Ended           Net Realized
                  Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Growth Fund
 (Cont.)
 Class C
 06/30/00             $ 0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
Innovation Fund
 (iii)
 Class A
 06/30/00             $ 0.00
 06/30/99               0.00
 06/30/98              (0.18)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98              (0.18)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
 Class C
 06/30/00               0.00
 06/30/99               0.00
 06/30/98              (0.18)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
International
 Fund (iv)
 Class A
 06/30/00             $ 0.00
 06/30/99               0.00
 06/30/98              (0.30)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98              (0.30)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
 Class C
 06/30/00               0.00
 06/30/99               0.00
 06/30/98              (0.30)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
Mid-Cap Fund (v)
 Class A
 06/30/00             $ 0.00
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00

-------
  *    Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (b) Ratio of expenses to average net assets excluding interest expense is 1.46%.
 (c) Ratio of expenses to average net assets excluding interest expense is 2.21%.
 (iii) The information provided for the Innovation Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
 (iv) The information provided for the International Fund reflects results of operations under the Fund's former Sub-Advisers through November 15, 1994; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
 (v)  Formerly the Mid-Cap Growth Fund.

   PIMCO Funds: Multi-Manager Series
65

                                                                                      Ratio of Net
                                                                       Ratio of        Investment
Tax Basis                   Net Asset                                 Expenses to   Income (Loss) to
Return of        Total     Value End of               Net Assets End  Average Net     Average Net      Portfolio
 Capital     Distributions    Period    Total Return of Period (000s)   Assets           Assets      Turnover Rate
------------------------------------------------------------------------------------------------------------------

   $ 0.00        $(5.66)       $34.66       31.31 %      $2,416,067       1.91%           (1.53)%            72%
     0.00         (3.92)        31.15       17.76         2,064,450       1.90            (1.18)            131
     0.00         (4.32)        30.33       39.99         1,853,002       1.91            (1.02)            123
     0.00         (3.51)        25.58       15.27         1,514,432       1.86*           (0.61)*            94
     0.00         (2.93)        25.46       15.22         1,450,216       1.86            (0.51)            104


   $ 0.00        $(6.39)       $72.29      115.04 %      $1,408,455       1.30%           (0.91)%           186%
     0.00         (1.26)        37.46       61.36           313,946       1.30            (0.90)            119
     0.00         (1.17)        24.28       48.10            85,800       1.31            (0.94)            100
     0.00         (0.26)        17.43        2.41            56,215       1.28*           (0.68)*            80
     0.00         (0.35)        17.26       19.86            50,067       1.31            (0.61)            123

     0.00         (6.39)        69.06      114.17         1,680,792       2.05            (1.66)            186
     0.00         (1.26)        36.09       60.17           351,876       2.05            (1.64)            119
     0.00         (1.17)        23.60       46.95            81,130       2.06            (1.69)            100
     0.00         (0.26)        17.10        1.79            51,472       2.03*           (1.43)*            80
     0.00         (0.35)        17.04       18.99            33,778       2.06            (1.36)            123

     0.00         (6.39)        69.04      114.17         2,275,811       2.05            (1.66)            186
     0.00         (1.26)        36.08       60.20           580,251       2.05            (1.65)            119
     0.00         (1.17)        23.59       46.97           219,258       2.06            (1.69)            100
     0.00         (0.26)        17.09        1.73           162,889       2.03*           (1.43)*            80
     0.00         (0.35)        17.04       19.08           137,752       2.06            (1.36)            123

   $ 0.00        $(1.74)       $12.20       11.85 %      $   12,452       1.52%(b)         0.26%             58%
     0.00         (1.15)        12.45       (4.31)           18,865       1.55 (b)         0.05              55
     0.00         (1.12)        14.33        9.95            12,510       1.48             0.41              60
     0.00         (0.39)        14.26       12.82            18,287       1.51*            0.58*             59
     0.00          0.00         13.03        6.89            20,056       1.41             0.49             110

     0.00         (1.74)        10.96       10.00            10,176       2.28 (c)        (0.55)             58
     0.00         (1.15)        11.51       (5.15)            9,478       2.29 (c)        (0.67)             55
     0.00         (1.12)        13.46        9.17             8,956       2.22            (0.37)             60
     0.00         (0.39)        13.56       12.17             8,676       2.26*            0.18*             59
     0.00          0.00         12.48        6.21             5,893       2.16            (0.26)            110

     0.00         (1.74)        10.94        9.91            92,220       2.28 (c)        (0.77)             58
     0.00         (1.15)        11.50       (5.15)          101.320       2.30 (c)        (0.75)             55
     0.00         (1.12)        13.45        9.18           132,986       2.22            (0.43)             60
     0.00         (0.39)        13.55       12.18           168,446       2.25*           (0.25)*            59
     0.00          0.00         12.47        6.13           203,544       2.16            (0.26)            110



   $ 0.00        $(0.06)       $30.57       34.28 %      $  156,949       1.11%           (0.05)%           164%
     0.00         (1.08)        22.82       (0.13)          124,680       1.10             0.15              85
     0.00         (1.37)        24.00       25.71            57,164       1.11             0.07              66
     0.00          0.00         20.24       11.58            12,184       1.11*            0.17*             82

     0.00         (0.02)       $29.87       33.27            88,648       1.86            (0.80)            164
     0.00         (1.07)        22.43       (0.86)           84,698       1.85            (0.62)             85
     0.00         (1.33)        23.77       24.76            84,535       1.86            (0.68)             66
     0.00          0.00         20.17       11.19            28,259       1.86*           (0.58)*            82

                                                                   Prospectus 66

                                                 Net Realized/                  Dividends  Dividends in  Distributions
 Year or          Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
  Period          Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
  Ended           of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
-------------------------------------------------------------------------------------------------------------------------
Mid-Cap Fund
 (Cont.)
 Class C
 06/30/00              $22.44        $(0.20)(a)      $ 7.66 (a)      $ 7.46        $0.00        $0.00          $(0.02)
 06/30/99               23.77         (0.13)(a)       (0.13)(a)       (0.26)        0.00         0.00           (1.07)
 06/30/98               20.18         (0.16)(a)        5.08 (a)        4.92         0.00         0.00           (1.33)
 01/13/97-
  06/30/97              18.14         (0.10)           2.14            2.04         0.00         0.00            0.00
Opportunity Fund
 (vi)
 Class A
 06/30/00              $26.96        $(0.25)(a)      $12.75 (a)      $12.50        $0.00        $0.00          $(7.88)
 06/30/99               31.33         (0.21)(a)        0.46 (a)        0.25         0.00         0.00           (4.62)
 06/30/98               29.35         (0.27)(a)        4.19 (a)        3.92         0.00         0.00           (1.94)
 10/01/96-
  06/30/97              37.36          0.00           (3.10)          (3.10)        0.00         0.00           (4.91)
 09/30/96               39.08         (0.11)           6.12            6.01         0.00         0.00           (7.73)
 Class B
 06/30/00               24.20         (0.43)(a)       11.32 (a)       10.89         0.00         0.00           (7.88)
 03/31/99-
  06/30/99              21.40         (0.09)           2.89            2.80         0.00         0.00            0.00
 Class C
 06/30/00               24.19         (0.42)(a)       11.33 (a)       10.91         0.00         0.00           (7.88)
 06/30/99               28.86         (0.37)(a)        0.32 (a)       (0.05)        0.00         0.00           (4.62)
 06/30/98               27.38         (0.46)(a)        3.88 (a)        3.42         0.00         0.00           (1.94)
 10/01/96-
  06/30/97              35.38         (0.04)          (3.05)          (3.09)        0.00         0.00           (4.91)
 09/30/96               37.64         (0.35)           5.82            5.47         0.00         0.00           (7.73)
Renaissance Fund
 (vii)
 Class A
 06/30/00              $18.21         $0.06 (a)      $ 0.13 (a)      $ 0.19        $0.00        $0.00          $(2.59)
 06/30/99               19.10         (0.01)(a)        1.45 (a)        1.44         0.00         0.00           (2.33)
 06/30/98               17.73          0.07 (a)        4.91 (a)        4.98        (0.08)        0.00           (3.53)
 10/01/96-
  06/30/97              16.08          0.12 (a)        3.90 (a)        4.02        (0.12)        0.00           (2.25)
 09/30/96               14.14          0.23            2.79            3.02        (0.23)       (0.07)          (0.78)
 Class B
 06/30/00               17.99         (0.07)(a)        0.13 (a)        0.06         0.00         0.00           (2.59)
 06/30/99               19.06         (0.13)(a)        1.39 (a)        1.26         0.00         0.00           (2.33)
 06/30/98               17.77         (0.07)(a)        4.91 (a)        4.84        (0.02)        0.00           (3.53)
 10/01/96-
  06/30/97              16.12          0.03 (a)        3.92 (a)        3.95        (0.05)        0.00           (2.25)
 09/30/96               14.13          0.09            2.83            2.92        (0.11)       (0.04)          (0.78)
 Class C
 06/30/00               17.91         (0.07)(a)        0.13 (a)        0.06         0.00         0.00           (2.59)
 06/30/99               18.96         (0.13)(a)        1.41 (a)        1.28         0.00         0.00           (2.33)
 06/30/98               17.69         (0.07)(a)        4.88 (a)        4.81        (0.01)        0.00           (3.53)
 10/01/96-
  06/30/97              16.05          0.03 (a)        3.90 (a)        3.93        (0.04)        0.00           (2.25)
 09/30/96               14.09          0.12            2.78            2.90        (0.13)       (0.03)          (0.78)
Select Growth
 Fund (viii)
 Class A
 03/31/00-
  06/30/00             $23.25        $(0.00)(a)       $0.74 (a)       $0.74        $0.00        $0.00           $0.00
 Class B
 03/31/00-
  06/30/00              23.25         (0.06)(a)        0.77 (a)        0.71         0.00         0.00            0.00
 Class C
 03/31/00-
  06/30/00              23.25         (0.05)(a)        0.76 (a)        0.71         0.00         0.00            0.00
                  Distributions
 Year or          in Excess of
  Period          Net Realized
  Ended           Capital Gains
-------------------------------
Mid-Cap Fund
 (Cont.)
 Class C
 06/30/00              $0.00
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00
Opportunity Fund
 (vi)
 Class A
 06/30/00              $0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class B
 06/30/00               0.00
 03/31/99-
  06/30/99              0.00
 Class C
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
Renaissance Fund
 (vii)
 Class A
 06/30/00             $(0.86)
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class B
 06/30/00              (0.86)
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class C
 06/30/00              (0.86)
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
Select Growth
 Fund (viii)
 Class A
 03/31/00-
  06/30/00             $0.00
 Class B
 03/31/00-
  06/30/00              0.00
 Class C
 03/31/00-
  06/30/00              0.00

-------
 *     Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(vi) The information provided for the Opportunity Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(vii) The information provided for the Renaissance Fund reflects results of operations under the Fund's former Sub-Adviser through May 7, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(viii) Formerly the PIMCO Core Equity Fund. The Fund changed its investment objective and policies on April 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown. In addition, the performance results shown above reflect the Fund's advisory fee level in effect prior to April 1, 2000; these results would have been lower had the Fund's current advisory fee level then been in effect.

67  PIMCO Funds: Multi-Manager Series

                                                                                   Ratio of Net
                                                                       Ratio of    Investment
   Tax Basis                Net Asset                                  Expenses to Income to
   Return of  Total         Value End of              Net Assets End   Average Net Average Net  Portfolio
   Capital    Distributions Period       Total Return of Period (000s) Assets      Assets       Turnover Rate
-------------------------------------------------------------------------------------------------------------


    $0.00         $(0.02)       $29.88       33.25 %      $104,082         1.86%       (0.80)%         164%
     0.00          (1.07)        22.44       (0.82)        112,507         1.85        (0.63)           85
     0.00          (1.33)        23.77       24.70         140,438         1.86        (0.68)           66
     0.00           0.00         20.18       11.25          53,686         1.86*       (0.58)*          82



    $0.00         $(7.88)       $31.58       50.77 %      $142,064         1.31%       (0.81)%         254%
     0.00          (4.62)        26.96        3.98         121,507         1.31        (0.86)          175
     0.00          (1.94)        31.33       13.87         200,935         1.31        (0.88)           86
     0.00          (4.91)        29.35       (8.87)        213,484         1.25*       (0.12)*          69
     0.00          (7.73)        37.36       18.35         134,859         1.13        (0.32)           91

     0.00          (7.88)        27.21       49.78          28,145         2.06        (1.57)          254
     0.00           0.00         24.20       13.08             251         2.03*       (1.65)*         175

     0.00          (7.88)        27.22       49.88         401,118         2.06        (1.57)          254
     0.00          (4.62)        24.19        3.20         308,877         2.06        (1.62)          175
     0.00          (1.94)        28.86       13.01         500,011         2.06        (1.63)           86
     0.00          (4.91)        27.38       (9.40)        629,446         1.97*       (0.95)*          69
     0.00          (7.73)        35.38       17.47         800,250         1.88        (1.07)           91



    $0.00         $(3.45)       $14.95        3.36 %      $ 68,433         1.25%        0.36 %         133%
     0.00          (2.33)        18.21        9.94          90,445         1.26        (0.04)          221
     0.00          (3.61)        19.10       30.98          85,562         1.26         0.35           192
     0.00          (2.37)        17.73       27.53          33,606         1.23*        0.95*          131
     0.00          (1.08)        16.08       22.37          20,631         1.25         1.60           203

     0.00          (3.45)        14.60        2.59          89,621         2.00        (0.45)          133
     0.00          (2.33)        17.99        8.94         126,576         2.00        (0.78)          221
     0.00          (3.55)        19.06       29.99         100,688         2.01        (0.39)          192
     0.00          (2.30)        17.77       26.88          37,253         1.97*        0.20*          131
     0.00          (0.93)        16.12       21.54          15,693         2.00         0.85           203
     0.00          (3.45)        14.52        2.60         311,519         2.00        (0.45)          133%
     0.00          (2.33)        17.91        9.12         442,049         2.00        (0.79)          221
     0.00          (3.54)        18.96       29.98         469,797         2.01        (0.37)          192
     0.00          (2.29)        17.69       26.86         313,226         1.97*        0.21*          131
     0.00          (0.94)        16.05       21.52         230,058         2.00         0.85           203



    $0.00          $0.00        $23.99        3.18 %        $7,841         1.25%*      (0.01)%*        170%

     0.00           0.00         23.96        3.05           2,173         2.00*       (0.96)*         170

     0.00           0.00         23.96        3.05           4,196         2.00*       (0.90)*         170

                                                                   Prospectus 68

 Year or                                         Net Realized/                   Dividends  Dividends in  Distributions
  Period          Net Asset Value Net            Unrealized      Total Income    From Net   Excess of Net From Net
  Ended           Beginning       Investment     Gain (Loss) on  From Investment Investment Investment    Realized Capital
                  of Period       Income (Loss)  Investments     Operations      Income     Income        Gains
--------------------------------------------------------------------------------------------------------------------------
Small-Cap Value
 Fund
 Class A
 06/30/00              $15.93        $ 0.32 (a)      $ (1.81)(a)     $ (1.49)      $(0.32)       $0.00          $ 0.00
 06/30/99               17.58          0.26 (a)        (1.29)(a)       (1.03)       (0.17)        0.00            0.00
 06/30/98               15.75          0.23 (a)         2.49 (a)        2.72        (0.13)        0.00           (0.76)
 01/20/97-
  06/30/97              14.02          0.10             1.63            1.73         0.00         0.00            0.00
 Class B
 06/30/00               15.79          0.21 (a)        (1.79)(a)       (1.58)       (0.17)        0.00            0.00
 06/30/99               17.43          0.14 (a)        (1.27)(a)       (1.13)       (0.06)        0.00            0.00
 06/30/98               15.71          0.09 (a)         2.48 (a)        2.57        (0.09)        0.00           (0.76)
 01/20/97-
  06/30/97              14.02          0.08             1.61            1.69         0.00         0.00            0.00
 Class C
 06/30/00               15.82          0.21 (a)        (1.79)(a)       (1.58)       (0.18)        0.00            0.00
 06/30/99               17.44          0.14 (a)        (1.27)(a)       (1.13)       (0.04)        0.00            0.00
 06/30/98               15.71          0.09 (a)         2.49 (a)        2.58        (0.09)        0.00           (0.76)
 01/20/97-
  06/30/97              14.02          0.08             1.61            1.69         0.00         0.00            0.00
Target Fund (ix)
 Class A
 06/30/00              $17.72        $(0.23)(a)       $15.45 (a)      $15.22       $ 0.00        $0.00          $(1.80)
 03/31/99-
  06/30/99              16.35         (0.09)(a)         2.44 (a)        2.35         0.00         0.00           (0.98)
 06/30/98               16.82         (0.08)(a)         4.06 (a)        3.98         0.00         0.00           (4.45)
 10/01/96-
  06/30/97              17.11         (0.04)(a)         1.82 (a)        1.78         0.00         0.00           (2.07)
 09/30/96               16.40         (0.05)            2.54            2.49         0.00         0.00           (1.78)
 Class B
 06/30/00               16.44         (0.39)(a)        14.35 (a)       13.96         0.00         0.00           (1.80)
 06/30/99               15.34         (0.19)(a)         2.27 (a)        2.08         0.00         0.00           (0.98)
 06/30/98               16.14         (0.19)(a)         3.84 (a)        3.65         0.00         0.00           (4.45)
 10/01/96-
  06/30/97              16.58         (0.12)(a)         1.75 (a)        1.63         0.00         0.00           (2.07)
 09/30/96               16.06         (0.09)            2.39            2.30         0.00         0.00           (1.78)
 Class C
 06/30/00               16.43         (0.38)(a)        14.34 (a)       13.96         0.00         0.00           (1.80)
 06/30/99               15.34         (0.19)(a)         2.26 (a)        2.07         0.00         0.00           (0.98)
 06/30/98               16.13         (0.19)(a)         3.85 (a)        3.66         0.00         0.00           (4.45)
 10/01/96-
  06/30/97              16.58         (0.12)(a)         1.74 (a)        1.62         0.00         0.00           (2.07)
 09/30/96               16.05         (0.16)            2.47            2.31         0.00         0.00           (1.78)
Tax-Efficient
 Equity Fund
 Class A
 06/30/00              $11.59        $ 0.00 (a)      $  0.65 (a)      $ 0.65       $ 0.00        $0.00          $ 0.00
 07/10/98-
  06/30/99              10.00          0.03 (a)         1.56 (a)        1.59         0.00         0.00            0.00
 Class B
 06/30/00               11.51         (0.09)(a)         0.64 (a)        0.55         0.00         0.00            0.00
 07/10/98-
  06/30/99              10.00         (0.05)(a)         1.56 (a)        1.51         0.00         0.00            0.00
 Class C
 06/30/00               11.51         (0.09)(a)         0.64 (a)        0.55         0.00         0.00            0.00
 07/10/98-
  06/30/99              10.00         (0.05)(a)         1.56 (a)        1.51         0.00         0.00            0.00
Value Fund (x)
 Class A
 06/30/00              $15.29        $ 0.22 (a)      $ (1.33)(a)     $ (1.11)      $(0.23)       $0.00          $(0.57)
 06/30/99               15.64          0.24 (a)         1.35 (a)        1.59        (0.22)        0.00           (1.72)
 06/30/98               14.80          0.19 (a)         2.46 (a)        2.65        (0.18)        0.00           (1.63)
 01/13/97-
  06/30/97              13.17          0.47             1.26            1.73        (0.10)        0.00            0.00
 Class B
 06/30/00               15.26          0.13 (a)        (1.33)(a)       (1.20)       (0.13)        0.00           (0.57)
 06/30/99               15.63          0.12 (a)         1.35 (a)        1.47        (0.12)        0.00           (1.72)
 06/30/98               14.80          0.07 (a)         2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97              13.16          0.44             1.26            1.70        (0.06)        0.00            0.00
 Class C
 06/30/00               15.26          0.13 (a)        (1.33)(a)       (1.20)       (0.13)        0.00           (0.57)
 06/30/99               15.63          0.12 (a)         1.35 (a)        1.47        (0.12)        0.00           (1.72)
 06/30/98               14.80          0.07 (a)         2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97              13.15          0.43             1.28            1.71        (0.06)        0.00            0.00
 Year or          Distributions
  Period          in Excess of
  Ended           Net Realized
                  Capital Gains
-------------------------------
Small-Cap Value
 Fund
 Class A
 06/30/00             $ 0.00
 06/30/99              (0.45)
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class B
 06/30/00               0.00
 06/30/99              (0.45)
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class C
 06/30/00               0.00
 06/30/99              (0.45)
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
Target Fund (ix)
 Class A
 06/30/00             $ 0.00
 03/31/99-
  06/30/99              0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class C
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
Tax-Efficient
 Equity Fund
 Class A
 06/30/00             $ 0.00
 07/10/98-
  06/30/99              0.00
 Class B
 06/30/00               0.00
 07/10/98-
  06/30/99              0.00
 Class C
 06/30/00               0.00
 07/10/98-
  06/30/99              0.00
Value Fund (x)
 Class A
 06/30/00             $(2.00)
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00
 Class B
 06/30/00              (2.00)
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00
 Class C
 06/30/00              (2.00)
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00

-------
* Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(ix) The information provided for the Target Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(x)The information provided for the Value Fund reflects the results of operations under the Fund's former Sub-Adviser through May 8, 2000; the Fund would not necessarily have achieved the results shown above under its current investment management arrangements.

69  PIMCO Funds: Multi-Manager Series

                                                                                    Ratio of Net
                                                                       Ratio of      Investment
Tax Basis                   Net Asset                                 Expenses to Income (Loss) to
Return of        Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
 Capital     Distributions    Period    Total Return of Period (000s)   Assets         Assets      Turnover Rate
----------------------------------------------------------------------------------------------------------------
    $0.00        $(0.32)       $14.12       (9.26)%       $114,347        1.26%          2.28 %            55%
     0.00         (0.62)        15.93       (5.50)         107,569        1.25           1.74              60
     0.00         (0.89)        17.58       17.33           75,070        1.25           1.27              41
     0.00          0.00         15.75       12.34            6,563        1.30*          1.94*             48

     0.00         (0.17)        14.04       (9.94)          55,435        2.01           1.46              55
     0.00         (0.51)        15.79       (6.22)          96,994        2.00           0.95              60
     0.00         (0.85)        17.43       16.40          110,833        2.00           0.53              41
     0.00          0.00         15.71       12.05           11,077        2.04*          1.23*             48

     0.00         (0.18)        14.06       (9.95)          69,808        2.01           1.46              55
     0.00         (0.49)        15.82       (6.21)         112,926        2.00           0.95              60
     0.00         (0.85)        17.44       16.42          130,466        2.00           0.52              41
     0.00          0.00         15.71       12.05           20,637        2.05*          1.13*             48



    $0.00        $(1.80)       $31.34       90.36 %       $305,304        1.21%         (0.91)%            99%
     0.00         (0.98)        17.72       15.69          170,277        1.21          (0.57)            229
     0.00         (4.45)        16.35       27.49          157,277        1.22          (0.49)            226
     0.00         (2.07)        16.82       11.19          150,689        1.20*         (0.31)*           145
     0.00         (1.78)        17.11       16.50          156,027        1.18          (0.34)            141

     0.00         (1.80)        28.60       89.74          223,939        1.96          (1.66)             99
     0.00         (0.98)        16.44       14.93           78,659        1.95          (1.31)            229
     0.00         (4.45)        15.34       26.45           76,194        1.96          (1.24)            226
     0.00         (2.07)        16.14       10.58           67,531        1.94*         (1.05)*           145
     0.00         (1.78)        16.58       15.58           49,851        1.93          (1.09)            141

     0.00         (1.80)        28.59       89.79        1,676,384        1.96          (1.67)             99
     0.00         (0.98)        16.43       14.86          910,494        1.95          (1.31)            229
     0.00         (4.45)        15.34       26.53          952,728        1.96          (1.24)            226
     0.00         (2.07)        16.13       10.52          969,317        1.94*         (1.06)*           145
     0.00         (1.78)        16.58       15.66          974,948        1.93          (1.09)            141


    $0.00        $ 0.00        $12.24        5.61%        $  9,226        1.11%          0.02%             32%
     0.00          0.00         11.59       15.90            6,579        1.11*          0.25*             13
     0.00          0.00         12.06        4.78           10,794        1.86          (0.74)             32
     0.00          0.00         11.51       15.10            6,370        1.85*         (0.50)*            13
     0.00          0.00         12.06        4.78           15,651        1.86          (0.73)             32
     0.00          0.00         11.51       15.10           10,742        1.84*         (0.52)*            13



    $0.00        $(2.80)       $11.38       (7.11)%       $ 19,087        1.11%          1.76 %           196%
     0.00         (1.94)        15.29       11.93           22,267        1.11           1.68             101
     0.00         (1.81)        15.64       18.86           21,742        1.11           1.19              77
     0.00         (0.10)        14.80       13.19           15,648        1.11*          1.71*             71

     0.00         (2.70)        11.36       (7.77)          26,908        1.86           1.02             196
     0.00         (1.84)        15.26       11.05           36,314        1.85           0.85             101
     0.00         (1.70)        15.63       17.98           35,716        1.86           0.45              77
     0.00         (0.06)        14.80       12.93           25,433        1.86*          0.96*             71
     0.00         (2.70)        11.36       (7.81)          53,756        1.86           1.02             196
     0.00         (1.84)        15.26       11.04           80,594        1.85           0.83             101
     0.00         (1.70)        15.63       17.98           88,235        1.86           0.45              77
     0.00         (0.06)        14.80       13.02           64,110        1.86*          0.97*             71

                                                                   Prospectus 70

            PIMCO Funds: Multi-Manager Series

            The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

            The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B and C Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

            You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

                  PIMCO Funds Distributors LLC
                  2187 Atlantic Street
                  Stamford, Connecticut 06902

            You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commssion's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

            You can also visit our Web site at www.pimcofunds.com for additional information about the Funds.

[LOGO OF PIMCO FUNDS]

            File No. 811-6161

                      (This page left blank intentionally)

                      (This page left blank intentionally)

           --------------------------------------------------------------------
PIMCO      INVESTMENT ADVISER AND ADMINISTRATOR
Funds:     PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Multi-     92660
Manager
Series
           --------------------------------------------------------------------
           SUB-ADVISERS
           PIMCO Equity Advisors division of PIMCO Advisors L.P.,
           PIMCO/Allianz Investment Advisors LLC, Cadence Capital Management, NFJ Investment Group, Parametric Portfolio Associates, Blairlogie Capital Management
           --------------------------------------------------------------------
           DISTRIBUTOR
           PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
           --------------------------------------------------------------------
           CUSTODIAN
           State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
           64105
           --------------------------------------------------------------------
           SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
           PFPC, Inc., P.O. Box 9688, Providence, RI 02940
           --------------------------------------------------------------------
           INDEPENDENT ACCOUNTANTS
           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
           --------------------------------------------------------------------
           LEGAL COUNSEL
           Ropes & Gray, One International Place, Boston, MA 02110
           --------------------------------------------------------------------
           For further information about the PIMCO Funds, call 1-800-426-0107 or vist our Web site at www.pimcofunds.com.

                                                     Not part of the Prospectus

[GRAPH]

You'll find all the content you've come to rely on--at pimcofunds.com--and more.


Presenting the new PIMCO Funds Web site at www.pimcofunds.com

As part of our commitment to provide our shareholders with easy access to timely information, we're pleased to introduce a redesigned version of the PIMCO Funds Web site (www.pimcofunds.com).

Designed to make the site user-friendly, you'll immediately notice improved navigation accompanied by intuitive labeling and graphics that load quickly. Content updates include expanded detail throughout the Fund Information section, and a variety of forms and literature are now available for printing and viewing online or for download to your hard drive.

Fund Information Section

In addition to everything we previously offered in the Fund Information section, we now offer the following:

 . Regular commentary from the manager of each fund.

 . A better design without frames allows you to bookmark fund profile pages.

 . Cross-links give you immediate access to literature with more detail about each fund.

 . One-click allows you to check out the NAV and year-to-date performance of any PIMCO Fund.

PIMCO Funds Innovation Center

The all-new PIMCO Funds Innovation Center is an invaluable resource for tech investors and those contemplating an investment in this complex, fast-moving sector. Dedicated to the research and analysis of technology, the Center provides a number of key resources, including:

 . Innovation Newsletter--An online version of our popular technology investing newsletter, featuring the latest market analysis and outlook from Dennis McKechnie, PIMCO's renowned tech manager.

 . Timely Market Commentary--PIMCO's perspective on unfolding market events.

 . Theme Analysis--Manager assessments of the trends or "themes" that PIMCO believes are driving the tech sector and the industry groups that make up the market.

Daily Manager Commentary

PIMCO's Daily Manager Commentary provides investment insights from PIMCO's fund managers, including their outlooks on the economy and fund strategies that relate to the current economic climate. This commentary, on a wide range of subjects, is uniquely provided from the manager's perspective and helps investors make informed decisions based on information directly from PIMCO's investment professionals.

PZ001.11/00                                           Not part of the Prospectus

--------------------------------------------------------------------------------

[LOGO OF PIMCO FUNDS]
                                                           ----------------
                                                               PRESORTED
                                                             STANDARD U.S.
PIMCO Funds                                                     POSTAGE
Distributors LLC                                                  PAID
                                                             SMITHTOWN, NY
2187 Atlantic Street                                        PERMIT NO. 700
Stamford, CT 06902-6896                                    ----------------

November 1, 2000


                PIMCO Funds Prospectus stock



Share Classes       GROWTH STOCK FUNDS             ENHANCED INDEX STOCK FUNDS
D
                    Growth Fund                    Tax-Efficient Equity Fund

                    Select Growth Fund

                    Target Fund                    INTERNATIONAL STOCK FUNDS

                                                   Allianz Select
                                                   International Fund
                    BLEND STOCK FUNDS

                    Growth & Income Fund

                    Capital Appreciation Fund      SECTOR-RELATED STOCK FUNDS

                    Mid-Cap Fund                   Innovation Fund

                                                   Global Innovation Fund

                    VALUE STOCK FUNDS

                    Equity Income Fund

                    Renaissance Fund

                    Value Fund



This cover is not part of the Prospectus.

            PIMCO Funds Prospectus

PIMCO       This Prospectus describes 13 mutual funds offered by PIMCO Funds:
Funds:      Multi-Manager Series. The Funds provide access to the professional
Multi-      investment advisory services offered by PIMCO Advisors L.P. and
Manager     its investment management affiliates. As of September 30, 2000,
Series      PIMCO Advisors and its affiliates managed approximately
            $272 billion.

November
1, 2000

            The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

Share
Class D

            The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1  PIMCO Funds: Multi-Manager Series

            Table of Contents

         Summary Information..............................................   3
         Fund Summaries
           Capital Appreciation Fund......................................   5
           Equity Income Fund.............................................   7
           Global Innovation Fund.........................................   9
           Growth Fund....................................................  11
           Growth & Income Fund...........................................  13
           Innovation Fund................................................  15
           Mid-Cap Fund...................................................  17
           Renaissance Fund...............................................  19
           Select Growth Fund.............................................  21
           Allianz Select International Fund..............................  23
           Target Fund....................................................  25
           Tax-Efficient Equity Fund......................................  27
           Value Fund.....................................................  29
         Summary of Principal Risks.......................................  31
         Management of the Funds..........................................  34
         How Fund Shares Are Priced.......................................  39
         How to Buy and Sell Shares.......................................  39
         Fund Distributions...............................................  42
         Tax Consequences.................................................  42
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  43
         Financial Highlights.............................................  51

                                                                   Prospectus  2

             Summary Information

             The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.

                                                                                                                Approximate
                 PIMCO                Investment               Main                                             Number of
                 Fund                 Objective                Investments                                      Holdings
---------------------------------------------------------------------------------------------------------------------------
Growth Stock     Growth               Long-term growth of      Common stocks of companies with                  35-40
Funds                                 capital; income is       market capitalizations of at least $5 billion
                                      an incidental
                                      consideration
          -----------------------------------------------------------------------------------------------------------------
                 Select Growth        Long-term growth of      Common stocks of companies with                  15-25
                                      capital; income is an    market capitalizations of at least $10 billion
                                      incidental consideration
          -----------------------------------------------------------------------------------------------------------------
                 Target               Capital appreciation;    Common stocks of companies with                  40-60
                                      no consideration is      market capitalizations of between $1 billion
                                      given to income          and $10 billion
---------------------------------------------------------------------------------------------------------------------------
Blend Stock      Capital Appreciation Growth of capital        Common stocks of companies with market           60-100
Funds                                                          capitalizations of at least $1 billion that
                                                               have improving fundamentals and whose stock is
                                                               reasonably valued by the market
          -----------------------------------------------------------------------------------------------------------------
                 Growth & Income      Long-term growth of      Securities of companies with market              40-60
                                      capital; current income  capitalizations of at least $1 billion is a secondary objective
          -----------------------------------------------------------------------------------------------------------------
                 Mid-Cap              Growth of capital        Common stocks of companies with market           60-100
                                                               capitalizations of more than $500 million
                                                               (excluding the largest 200 companies) that have
                                                               improving fundamentals and whose stock is
                                                               reasonably valued by the market
---------------------------------------------------------------------------------------------------------------------------
Value Stock      Equity Income        Current income as a      Income-producing common stocks of                40-50
Funds                                 primary objective;       companies with market capitalizations of
                                      long-term growth of      more than $2 billion
                                      capital is a secondary
                                      objective
          -----------------------------------------------------------------------------------------------------------------
                 Renaissance          Long-term growth of      Common stocks of companies with below-average    50-80
                                      capital and income       valuations whose business fundamentals are
                                                               expected to improve
          -----------------------------------------------------------------------------------------------------------------
                 Value                Long-term growth of      Common stocks of companies with market           40
                                      capital and income       capitalizations of more than $5 billion and
                                                               below-average valuations whose business
                                                               fundamentals are expected to improve
---------------------------------------------------------------------------------------------------------------------------
Enhanced Index   Tax-Efficient Equity Maximum after-tax        A broadly diversified portfolio of at least 200  More than
Stock Funds                           growth of capital        common stocks of companies represented in        200
                                                               the S&P 500 Index with market capitalizations
                                                               of more than $5 billion
---------------------------------------------------------------------------------------------------------------------------
International    Allianz Select       Capital appreciation     Common stocks of companies located outside of    30-60
Stock Funds       International                                the United States with market capitalizations of
                                                               more than $1 billion
---------------------------------------------------------------------------------------------------------------------------
Sector-Related   Innovation           Capital appreciation;    Common stocks of technology-related              40
Stock Funds                           no consideration is      companies with market capitalizations of more
                                      given to income          than $200 million
          -----------------------------------------------------------------------------------------------------------------
                 Global Innovation    Capital appreciation;    Common stocks of U.S. and non-U.S.               30-60
                                      no consideration is      technology-related companies with market
                                      given to income          capitalizations of more than $200 million
                 Approximate
                 Capitalization
                 Range
---------------------------------------------------------------------------------------------------------------------------
Growth Stock     At least $5 billion
Funds
          -----------------------------------------------------------------------------------------------------------------
                 At least $10 billion
          -----------------------------------------------------------------------------------------------------------------
                 Between $1 billion and
                 $10 billion
---------------------------------------------------------------------------------------------------------------------------
Blend Stock      At least $1 billion
Funds
          -----------------------------------------------------------------------------------------------------------------
                 At least $1 billion
          -----------------------------------------------------------------------------------------------------------------
                 More than $500 million
                 (excluding the largest
                 200 companies)
---------------------------------------------------------------------------------------------------------------------------
Value Stock      More than $2 billion
Funds
          -----------------------------------------------------------------------------------------------------------------
                 All capitalizations
          -----------------------------------------------------------------------------------------------------------------
                 More than $5 billion
---------------------------------------------------------------------------------------------------------------------------
Enhanced Index   More than $5 billion
Stock Funds
---------------------------------------------------------------------------------------------------------------------------
International    More than $1 billion
Stock Funds
---------------------------------------------------------------------------------------------------------------------------
Sector-Related   More than $200 million
Stock Funds
          -----------------------------------------------------------------------------------------------------------------
                 More than $200 million

3 PIMCO Funds: Multi-Manager Series

Fund         The Funds provide a broad range of investment choices. The
Descriptions,following Fund Summaries identify each Fund's investment Performance objective, principal investments and strategies, principal risks,
and Fees     performance information and fees and expenses. A more detailed
             "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

             It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus 4

            PIMCO Capital Appreciation Fund

--------------------------------------------------------------------------------

Principal     Investment           Fund Focus             Approximate Capitalization Range
Investments   Objective            Larger capitalization  At least $1 billion
and           Seeks growth         common stocks
Strategies    of capital

              Fund Category        Approximate Number     Dividend Frequency
              Blend Stocks         of Holdings            At least annually
                                   60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analyses of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            .  Market Risk            .  Growth Securities Risk    .  Credit Risk
            .  Issuer Risk            .  Focused Investment Risk   .  Management Risk
            .  Value Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares.
            Past performance is no guarantee of future results.


5 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------
                                                           1/1/00 - 9/30/00
                                                                          17.46%

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)     23.79%
                                                           --------------------
                                                           Lowest (7/1/98-
                                                           9/30/98)     -14.22%

                                    [GRAPH]

                                 Annual Return

           92      93      94      95      96      97      98      99
         7.08%  17.24%  -4.64%  36.61%  26.30%  33.70%  17.14%  22.24%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                  Fund Inception
                                                   1 Year 5 Years (3/8/91)(/3/)
            --------------------------------------------------------------------
         Class D                                   22.24% 26.99%  19.60%
            --------------------------------------------------------------------
         S&P 500 Index(/1/)                        21.04% 28.56%  19.75%
            --------------------------------------------------------------------
         Lipper Multi-Cap Core Funds Average(/2/)  20.63% 23.01%  17.15%
            --------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.45%      0.25%               0.41%           1.11%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that its not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in other expenses attributable to the class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $113       $353                $612            $1,352
            --------------------------------------------------------------------


                                                                   Prospectus  6

            PIMCO Equity Income Fund

--------------------------------------------------------------------------------

Principal     Investment             Fund Focus           Approximate Capitalization Range
Investments   Objective              Income               More than $2
and           Seeks current          producing            billion
Strategies    income as a            common
              primary                stocks with
              objective;             potential
              long-term              for capital
              growth of              appreciation
              capital is a
              secondary
              objective

              Fund                   Approximate Number   Dividend
              Category               of Holdings          Frequency
              Value Stocks           40-50                Quarterly



            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Fund may also invest to a limited degree in convertible securities and preferred stocks.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

             In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk           .Foreign              .Credit Risk
              .Issuer Risk            Investment Risk      .Management
              .Value Securities      .Currency Risk        Risk
              Risk                   .Interest Rate
                                     Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

7 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------
                                                           1/1/00 - 9/30/00
                                                                          6.88%

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (4/1/99-
                                                           6/30/99)      15.98%
                                                           --------------------
                                                           Lowest (7/1/98-
                                                           9/30/98)     -10.99%

                                    [GRAPH]

                                 Annual Return

           92      93      94      95      96      97      98      99
        14.29%   8.04%  -2.00%  32.94%  21.00%  30.87%   8.07%  -2.22%


                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                  1 Year 5 Years (3/8/91)(/3/)
            -------------------------------------------------------------------
         Class D                                  -2.22%  17.34% 13.83%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)                       21.04%  28.56% 19.75%
            -------------------------------------------------------------------
         Lipper Equity Income Funds Average(/2/)   3.62%  17.60% 14.24%
            -------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equities. It does not take into account sales charges.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.45%      0.25%               0.42%           1.12%
            --------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.02% in other expenses attributable to the class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $114       $356                $617            $1,363
            --------------------------------------------------------------------

                                                                   Prospectus  8

            PIMCO Global Innovation Fund

--------------------------------------------------------------------------------

Principal     Investment Objective  Fund Focus          Approximate Capitalization Range
Investments   Seeks capital         Common stocks of    More than $200 million
and           appreciation; no      U.S. and non-U.S.
Strategies    consideration is      technology-
              given to income       related companies

                                                        Dividend Frequency
                                                        At least annually
              Fund Category       Approximate Number
              Sector-Related      of Holdings
              Stocks              30-60


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. and non-U.S. companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in a particular business sector or industry.

              The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

              Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). Although the Fund invests primarily in securities traded principally in the securities markets of developed countries, the Fund has no other prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world, including in developing, or "emerging," markets. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for risk management or hedging purposes.

              In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

     .Market Risk              .Smaller Company Risk    .Currency Risk
     .Issuer Risk              .Liquidity Risk          .Focused Investment Risk
     .Technology Related Risk  .Derivatives Risk        .Leveraging Risk
     .Growth Securities Risk   .Foreign Investment Risk .Credit Risk
     .IPO Risk                 .Emerging Markets Risk   .Management Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund commenced operations in December 1999 and does not yet Information have a full calendar year of performance. Thus, no bar chart or
            Average Annual Total Returns table is included for the Fund.

9 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                           Distribution                    Total Annual                  Net Fund
                  Advisory and/or Service    Other         Fund Operating Expense        Operating
                  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses       Reduction(/3/) Expenses(/3/)
            ------------------------------------------------------------------------------------------
         Class D  1.00%    0.25%             0.69%         1.94%          (0.09%)        1.85%
            ------------------------------------------------------------------------------------------

            (1) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, and 0.09% in organizational expenses ("Organizational Expenses") attributable to the class during the most recent fiscal year.
            (3) Net Expenses reflect the effect of a contractual agreement by PIMCO Advisors to waive, reduce or reimburse its Administrative Fee for each class to the extent Annual Fund Operating Expenses exceeded, due to the payment of organizational and certain other expenses, 1.85% for Class D shares during the Fund's most recent (initial) fiscal year. Under the Expense Limitation Agreement, PIMCO Advisors may recoup these waivers and reimbursements (which do not continue after the Fund's initial fiscal year) in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D         $188                 $581                 $998                 $2,159
            -----------------------------------------------------------------------------------

                                                                   Prospectus 10

            PIMCO Growth Fund

--------------------------------------------------------------------------------------------
Principal     Investment Objective   Fund Focus             Approximate Capitalization Range
Investments   Seeks long-term        Larger capitalization  At least $5 billion
and           growth of capital;     common stocks
Strategies    income is an
              incidental
              consideration
                                                            Dividend Frequency
                                     Approximate Number     At least annually
                                     of Holdings
              Fund Category          35-40
              Growth Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk         . Foreign Investment Risk  . Focused
            . Issuer Risk         . Currency Risk              Investment Risk
            . Growth Securities   . Technology Related Risk  . Credit Risk
              Risk                                           . Management Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because the Fund has not had Class D shares outstanding for a full calendar year. Although Class D and Class C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class D performance would be higher than Class C performance because of the lower expenses paid by Class D shares. The Class C performance in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class C shares in the Average Annual Total Returns table reflect the impact of sales charges.

             For periods prior to the inception of Class D shares (11/1/99), the Average Annual Total Returns table also shows estimated historical performance for Class D shares based on the performance of Class C shares, adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

11 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class C


                                                           More Recent Return
                                                           Information
                                                           --------------------
                                                           1/1/00 -
                                                            9/30/0       4.43%0

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)     36.21%
                                                           --------------------
                                                           Lowest (7/1/90-
                                                           9/30/90)     -13.14%
                                 [GRAPH]
Total Returns
 1990    1991    1992    1993     1994     1995    1996    1997   1998     1999
0.29%  41.88%   2.08%   9.32%   -0.75%   27.47%  17.52%  21.84%  38.90%  39.83%
                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                Fund Inception
                                        1 Year 5 Years 10 Years (2/24/84)(/3/)
            ------------------------------------------------------------------
         Class C                        38.83% 28.80%  18.77%   19.25%
            ------------------------------------------------------------------
         Class D                        40.86% 29.75%  19.66%   20.14%
            ------------------------------------------------------------------
         S&P 500 Index(/1/)             21.04% 28.56%  18.21%   18.60%
            ------------------------------------------------------------------
         Lipper Large-Cap Growth Funds
          Average(/2/)                  40.54% 29.41%  18.88%   17.74%
            ------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.50%      0.25%               0.41%           1.16%
            --------------------------------------------------------------------


            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in other expenses attributable to the class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $118       $368                $638            $1,409
            --------------------------------------------------------------------


                                                                   Prospectus 12

            PIMCO Growth & Income Fund

--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus             Approximate
Investments   Seeks long-term      Medium and large       Capitalization Range
and           growth of            capitalization         At least $1 billion
Strategies    capital; current     common stocks
              income is a
              secondary
              objective

              Fund Category        Approximate Number     Dividend Frequency
              Blend Stocks         of Holdings            At least annually
                                   40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

             When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

             When selecting securities for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Liquidity Risk     . Interest Rate Risk
              . Issuer Risk          . Foreign            . High Yield Risk
              . Growth Securities      Investment Risk    . Credit Risk
                Risk                 . Currency Risk      . Management Risk
              . Value Securities     . Focused Investment Risk
                Risk                 . Technology Related Risk
              . Smaller Company
                Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The following shows summary performance information for the Fund Information in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class D shares during the periods shown. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares. The Average Annual Total Returns table also shows estimated historical performance for Class D shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The performance information for periods prior to August 1, 2000 reflects the Fund's advisory fee rate in

13 PIMCO Funds: Multi-Manager Series
            effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       23.58%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99     40.12%)
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98     -11.53%)
                                     [GRAPH]
Total Returns
     1995    1996    1997    1998     1999
   31.72%  17.31%  16.22%  39.40%  109.71%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                   1 Year 5 Years (12/28/94)(/3/)
            ---------------------------------------------------------------------
         Institutional Class                       51.81% 28.77%  28.72%
            ---------------------------------------------------------------------
         Class D                                   51.22% 28.27%  28.21%
            ---------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)                14.73% 23.05%  23.05%
            ---------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)  22.77% 25.49%  25.49%
            ---------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges. The Lipper Large-Cap Core Funds Average replaced the Lipper Mid-Cap Fund Average (a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment) because PIMCO Advisors believes the Large-Cap Core Funds Average is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Years and Fund Inception average annual total returns of the Lipper Mid-Cap Fund Average were 39.38%, 23.07% and 23.07%, respectively.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                            Distribution                    Total Annual
                  Advisory  and/or Service    Other         Fund Operating
                  Fees(/1/) (12b-1) Fees(/2/) Expenses(/3/) Expenses
            --------------------------------------------------------------
         Class D  0.60      0.25%             0.65%         1.50%
            --------------------------------------------------------------

            (1) On August 1, 2000, the Fund's advisory fee rate decreased by
                0.03% to 0.60% per annum.
            (2) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (3) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.15% in other expenses estimated to be attributable to the class during the current fiscal year.
              Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                         Year 1               Year 3               Year 5               Year 10
            -----------------------------------------------------------------------------------
         Class D          $153                 $474                 $818                $1,791
            -----------------------------------------------------------------------------------


                                                                   Prospectus 14

            PIMCO Innovation Fund

--------------------------------------------------------------------------------

Principal     Investment           Fund Focus             Approximate Capitalization Range
Investments   Objective            Common stocks of       More than $200
and           Seeks capital        technology-related     million
Strategies    appreciation;        companies
              no
              consideration
              is given to
              income

                                                          Dividend
              Fund                 Approximate Number     Frequency
              Category             of Holdings            At least annually
              Sector-Related       40
              Stocks


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and or/service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:



                . Market Risk          . Smaller              . Currency
                . Issuer Risk          Company Risk           Risk
                . Focused              . Liquidity            . Credit Risk
                Investment Risk        Risk                   . Management
                . Growth               . Foreign              Risk
                Securities Risk        Investment Risk
                                       . Technology
                                       Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund's Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect that there are no sales charges (loads) paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.

15 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------
                                                           1/1/00 - 9/30/00
                                                                          21.28%

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)     80.23%
                                                           --------------------
                                                           Lowest (1/1/97-
                                                           3/31/97)     -12.56%

                                    [GRAPH]

                                 Annual Return

                   95        96        97        98        99
                45.33%    23.60%     9.03%    79.65%   140.42%


                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                          Fund Inception
                                                          1 Year  5 Years (12/22/94)(/3/)
            -----------------------------------------------------------------------------
         Class D                                          140.42%  53.27% 52.89%
            -----------------------------------------------------------------------------
         S&P 500 Index(/1/)                                21.04%  28.56% 28.56%
            -----------------------------------------------------------------------------
         Lipper Science and Technology Fund Average(/2/)  135.19%  41.03% 41.03%
            -----------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.65%      0.25%               0.40%           1.30%
            --------------------------------------------------------------------


            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $132       $412                $713            $1,568
            --------------------------------------------------------------------

                                                                   Prospectus 16

            PIMCO Mid-Cap Fund

--------------------------------------------------------------------------------

Principal     Investment         Fund Focus               Approximate Capitalization Range
Investments   Objective          Medium                   More than $500
and           Seeks growth of    capitalization           million (excluding
Strategies    capital            common stocks            the largest 200
                                                          companies)

              Fund               Approximate Number
              Category           of Holdings
              Blend Stocks       60-100                   Dividend Frequency
                                                          At least annually


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with medium market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analyses of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk           .Growth                .Focused
              .Issuer Risk           Securities Risk        Investment Risk
              .Value Securities      .Smaller Company       .Credit Risk
              Risk                   Risk                   .Management
                                                            Risk

                                     .Liquidity Risk
            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. Past performance is no guarantee of future results.

17 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------
                                                           1/1/00 - 9/30/00
                                                                         27.79%

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)
                                                                         22.91%
                                                           --------------------
                                                           Lowest (7/1/98-
                                                           9/30/98)
                                                                        -14.46%

                                    [GRAPH]

                                 Annual Return

           92      93      94      95      96      97      98      99
         8.75%  15.32%  -2.76%  36.76%  22.87%  33.65%   7.80%  12.52%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                Fund Inception
                                                 1 Year 5 Years (8/26/91)(/3/)
            ------------------------------------------------------------------
         Class D                                 12.52% 22.19%  17.16%
            ------------------------------------------------------------------
         Russell Mid-Cap Index(/1/)              18.23% 21.85%  17.31%
            ------------------------------------------------------------------
         Lipper Mid-Cap Core Funds Average(/2/)  29.16% 21.12%  16.55%
            ------------------------------------------------------------------

            (1) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.45%      0.25%               0.41%           1.11%
            --------------------------------------------------------------------


            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in other expenses attributable to the class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $113       $353                $612            $1,352
            --------------------------------------------------------------------

                                                                   Prospectus 18

            PIMCO Renaissance Fund

--------------------------------------------------------------------------------

Principal     Investment           Fund Focus             Approximate Capitalization Range
Investments   Objective            Undervalued            All capitalizations
and           Seeks long-term      stocks with
Strategies    growth of            improving
              capital and          business
              income               fundamentals

              Fund Category        Approximate Number     Dividend Frequency
              Value Stocks         of Holdings            At least
                                   50-80                  annually


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk           .Foreign Investment Risk   .Credit Risk
              .Issuer Risk           .Currency Risk             .Management Risk
              .Value Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges (loads) and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

             The Average Annual Total Returns table also shows estimated historical performance for Class D shares. Prior to the inception of Class D shares (4/8/98), the performance is based on the performance of the Fund's Class C shares, adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

19 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------
                                                           1/1/00 -
                                                           9/30/00       18.52%

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/98-
                                                           12/31/98)     18.65%
                                                           --------------------
                                                           Lowest (7/1/98-
                                                           9/30/98)     -16.60%

                                    [GRAPH]

                                 Annual Return

    90      91      92      93      94      95      96      97      98      99
-14.82%  34.22%   8.58%  22.13%  -4.34%  28.55%  25.32%  35.89%  11.66%   9.90%

                  Calendar Year End (through 12/31/99)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                Fund Inception
                                       1 Year  5 Years 10 Years (4/18/88)(/3/)
            ------------------------------------------------------------------
         Class D                       9.90%   21.86%  14.57%   14.01%
            ------------------------------------------------------------------
         Russell Mid-Cap Value
          Index(/1/)                   - 0.10% 18.00%  13.81%   14.53%
            ------------------------------------------------------------------
         Lipper Multi-Cap Value Funds
          Average(/2/)                 6.69%   18.32%  13.11%   13.67%
            ------------------------------------------------------------------

            (1) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Mid-Cap Value Index replaced the Russell 1000 Value Index (an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation) and the S&P 500 Index (an unmanaged index of large capitalization common stocks) as one of the Fund's comparative indexes because PIMCO Advisors believes the Russell Mid-Cap Value Index is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell 1000 Value Index were 7.34%, 23.08%, 15.60% and 15.38%, respectively, and of the S&P 500 Index were 21.04%, 28.56%, 18.21% and 19.06%, respectively. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.60%      0.25%               0.40%           1.25%
            --------------------------------------------------------------------


            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds-- Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $127       $397                $686            $1,511
            --------------------------------------------------------------------

                                                                   Prospectus 20

            PIMCO Select Growth Fund

--------------------------------------------------------------------------------

Principal     Investment          Fund Focus              Approximate
Investments   Objective           Larger capitalization   Capitalization Range
and           Seeks long-term     common stocks           At least
Strategies    growth of                                   $10 billion
              capital; income
              is an incidental
              consideration

              Fund Category       Approximate Number      Dividend Frequency
              Growth Stocks       of Holdings             At least annually
                                  15-25

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $10 billion at the time of investment. The Fund normally invests in the securities of 15 to 25 issuers.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

          . Market Risk          . Focused Investment Risk   . Currency Risk
          . Issuer Risk          . Growth Securities Risk    . Credit Risk
          . Technology Related   . Foreign Investment Risk   . Management Risk
          Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class
            D shares during the periods shown. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares.

            The Average Annual Total Returns table also shows estimated historical performance for Class D shares. The estimated Class D performance is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares.

            The performance information on the next page for periods prior to April 1, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.57% per annum); these results would have been lower had the Fund's current advisory fee rate (0.60% per annum) then been in effect. Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on April 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

21 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                             9/30/00      16.44%
                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/98-
                                                            12/31/98)     24.90%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -11.38%

                                    [GRAPH]

                                 Annual Return

                   95        96        97        98        99
                27.96%    17.95%    25.32%    41.06%    24.27%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                    Fund Inception
                                                     1 Year 5 Years (12/28/94)(/3/)
            -----------------------------------------------------------------------
         Institutional Class                         24.27% 27.09%  27.06%
            -----------------------------------------------------------------------
         Class D                                     23.78% 26.59%  26.57%
            -----------------------------------------------------------------------
         S&P 500 Index(/1/)                          21.04% 28.56%  28.56%
            -----------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  40.54% 29.41%  29.41%
            -----------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and
Expenses    These tables describe the fees and expenses you may pay if you buy
of the      and hold Class D shares of the Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                            Distribution                    Total Annual
                  Advisory  and/or Service    Other         Fund Operating
                  Fees(/1/) (12b-1) Fees(/2/) Expenses(/3/) Expenses
            ------------------------------------------------------------------
         Class D  0.60      0.25%             0.40%         1.25%
            ------------------------------------------------------------------

            (1) On April 1, 2000, the Fund's advisory fee rate increased by
                0.03%, to 0.60% per annum.
            (2) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (3) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                  Year 1    Year 3            Year 5        Year 10
            ------------------------------------------------------------------
         Class D  $127      $397              $686          $1,511
            ------------------------------------------------------------------

                                                                   Prospectus 22

            PIMCO Allianz Select International Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund                   Approximate
Investments   Objective            Focus                  Capitalization
and           Seeks capital        Common stocks of       Range
Strategies    appreciation         non-U.S. issuers       More than $1
                                                          billion
              Fund                 Approximate Number
              Category             of Holdings            Dividend
              International        30-60                  Frequency
              Stocks                                      At least
                                                          annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks and other equity securities of companies located outside of the United States. Although the Fund normally invests in issuers from at least five different countries, it may at times invest in fewer than five countries, or even a single country. The Fund typically invests in approximately 30 to 60 stocks. Although the Fund invests primarily in developed market countries, it may also invest in developing, or "emerging," markets. The Fund has no other limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

             The portfolio manager selects securities for the Fund using a research-driven "bottom-up" approach that seeks to utilize the Sub-Adviser's global research capabilities to identify companies with above-average long-term growth prospects and attractive valuations and that possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The portfolio manager seeks to select those stocks with the best long-term performance expectations, using a broad range of company fundamentals, such as long-term growth prospects, price-to-earnings ratios and other valuation measures, dividend and profit growth, balance sheet strength and return on assets. The portfolio managers sell stocks in order to adjust or rebalance the Fund's portfolio and to replace companies with weakening fundamentals.

             The Fund may invest a portion of its assets in the securities of small and medium capitalization companies. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for portfolio management and hedging purposes. The Fund may to a limited degree invest in equity securities other than common stocks (such as equity-linked securities, preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Funds may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Foreign      .  Growth Securities Risk .  Focused Investment Risk
              Investment
              Risk
           .  Emerging     .  Value Securities Risk  .  Leveraging Risk
              Market Risk
           .  Currency     .  Smaller Company Risk   .  Credit Risk
              Risk
           .  Market Risk  .  Liquidity Risk         .  Management Risk
           .  Issuer Risk  .  Derivatives Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table shows performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class
            D shares during the periods shown. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares.

            The Average Annual Total Returns table also shows estimated historical performance for Class D shares. The estimated Class D performance is based on performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares.

23 PIMCO Funds: Multi-Manager Series

            The performance information for periods prior to May 8, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.85% per annum), which is higher than the current rate (0.75% per annum). Prior to November 1, 2000, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on November 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class


                                                           More Recent Return
                                                           Information
[GRAPH]                                                    --------------------
                                                           1/1/00-9/30/00
ANNUAL RETURN                                                           -14.71%

'98    39.40%                                              Highest and Lowest
'99   109.71%                                              Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)      47.11%
                                                           --------------------
                                                           Lowest (7/1/98-
                                                           9/30/98)     -17.78%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                    1 Year        (12/31/97)(/3/)
            ---------------------------------------------------------------------
         Institutional Class                        109.71%       70.98%
            ---------------------------------------------------------------------
         Class D                                    108.72%       70.32%
            ---------------------------------------------------------------------
         MSCI EAFE Index(/1/)                        27.30%       23.77%
            ---------------------------------------------------------------------
         Lipper International Fund Average(/2/)      40.76%       25.87%
            ---------------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe,
                Australia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                            Distribution                    Total Annual
                  Advisory  and/or Service    Other         Fund Operating
                  Fees(/1/) (12b-1) Fees(/2/) Expenses(/3/) Expenses
            ------------------------------------------------------------------
         Class D  0.75%     0.25%             0.70%         1.70%
            ------------------------------------------------------------------

            (1) On May 8, 2000, the Fund's advisory fee rate decreased by
                0.10%, to 0.75% per annum.
            (2) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (3) Other Expenses reflects the portion of the Administrative Fee paid by the class that its not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
            Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                  Year 1    Year 3            Year 5        Year 10
            ------------------------------------------------------------------
         Class D  $173      $536              $923          $2,009
            ------------------------------------------------------------------

                                                                   Prospectus 24

            PIMCO Target Fund

--------------------------------------------------------------------------------

Principal     Investment          Fund Focus            Approximate
Investments   Objective           Medium                Capitalization
and           Seeks capital       capitalization        Range
Strategies    appreciation; no    common stocks         Between $1
              consideration is                          billion and $10
              given to income                           billion

              Fund Category       Approximate           Dividend
              Growth Stocks       Number of             Frequency
                                  Holdings              At least annually
                                  40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

             The portfolio managers select stocks for the Fund using a
            "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Liquidity Risk         . Focused
              . Issuer Risk          . Foreign Investment       Investment Risk
              . Growth Securities      Risk                   . Credit Risk
                Risk                 . Currency Risk          . Management
              . Smaller Company Risk . Technology Related       Risk
                                       Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class A shares, which are offered in a different prospectus. This is because the Fund did not offer Class D shares during the periods listed. Although Class D and Class A shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class D performance would be higher than Class A performance because Class D shares do not pay any sales charges (loads). The Class A performance in the bar chart and the information to its right do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges.

            The Average Annual Total Returns table also shows estimated historical performance for Class D shares based on the performance of the Fund's Class A shares, adjusted to reflect that there are no sales charges paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

25 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A


                                                           More Recent Return
                                                           Information
                                                           --------------------
                                                           1/1/00 -
                                                           9/30/00       40.50%

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)     53.05%
                                                           --------------------
                                                           Lowest (7/1/98-
                                                           9/30/98)     -13.15%

                                    [GRAPH]

                                 Annual Return

                           1993              24.52%
                           1994               3.09%
                           1995              30.31%
                           1996              15.68%
                           1997              15.44%
                           1998              23.27%
                           1999              66.25%


                  Calendar Year End (through 12/31/99)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                          1 Year     5 Years     (12/17/92)(/3/)
            --------------------------------------------------------------------
         Class A                          57.10%     28.28%      24.13%
            --------------------------------------------------------------------
         Class D                          66.25%     29.74%      25.13%
            --------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)       14.73%     23.05%      17.55%
            --------------------------------------------------------------------
         Lipper Multi-Cap Growth Funds
          Average(/2/)                    57.98%     28.51%      20.93%
            --------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.55%      0.25%               0.40%           1.20%
            --------------------------------------------------------------------


            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds-- Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $122       $381                $660            $1,455
            --------------------------------------------------------------------

                                                                  Prospectus  26

            PIMCO Tax-Efficient Equity Fund

--------------------------------------------------------------------------------

Principal     Investment           Fund Focus             Approximate Capitalization Range
Investments   Objective            A portion of the       More than $5 billion
and           Seeks maximum        common stocks
Strategies    after-tax            represented in the S&P
              growth of            500 Index
              capital

                                                          Dividend Frequency
              Fund                 Approximate Number     At least annually
              Category             of Holdings
              Enhanced Index       More than
                                   200


            The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 200 common stocks. The Fund also attempts to achieve higher after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

             The Fund seeks to achieve its investment objective by normally investing at least 95% of its assets in stocks represented in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The Fund's return is intended to correlate highly with the return of the S&P 500 Index, but the portfolio managers attempt to produce a higher total return than the index by selecting a portion of the stocks represented in the index using the quantitative techniques described below. The portfolio managers also use these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500 Index.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

             Quantitative Techniques. The portfolio managers use a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential. They analyze factors such as growth of sustainable earnings and dividend behavior. Stocks in the top 50% of the model's ranking are considered for purchase by the Fund. The Fund looks to sell stocks selected from the bottom 20% of the model's ranking based on cost, current market value and anticipated benefit of replacement. The portfolio managers' sell discipline also focuses on reducing realized capital gains as indicated below.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk            . Growth Securities Risk     . Credit Risk
              . Issuer Risk            . Leveraging Risk            . Management Risk
              . Value Securities Risk  . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Past performance is no guarantee of future results.

27 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------
                                                           1/1/00 - 9/30/00
                                                           -2.67%

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)     14.90%
                                                           --------------------
                                                           Lowest (07/01/99-
                                                           09/30/99)     -7.33%

                                    [GRAPH]

                                 Annual Return

                                       99
                                    17.19%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                   Fund Inception
                                                      1 Year       (7/10/98)(/3/)
            ---------------------------------------------------------------------
         Class D                                      17.19%       15.30%
            ---------------------------------------------------------------------
         S&P 500 Index(/1/)                           21.04%       20.42%
            ---------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)     22.77%       20.65%
            ---------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 7/10/98. Index comparisons begin on 6/30/98.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.45%      0.25%               0.41%           1.11%
            --------------------------------------------------------------------


            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $113       $353                $612            $1,352
            --------------------------------------------------------------------

                                                                   Prospectus 28

            PIMCO Value Fund

--------------------------------------------------------------------------------

Principal     Investment Objective Fund Focus             Approximate Capitalization Range
Investments   Seeks long-term      Undervalued larger     More than $5 billion
and           growth of            capitalization
Strategies    capital and          stocks with improving
              income               business
                                   fundamentals

              Fund Category        Approximate Number     Dividend Frequency
              Value Stocks         of Holdings            At least
                                   40                     annually


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADR's). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk        . Foreign Investment     . Credit Risk
              . Issuer Risk        Risk                     . Management Risk
              . Value Securities   . Currency Risk
              Risk                 .Focused Investment
                                   Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.

29 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns --  Class D


                                                           More Recent Return
                                                           Information
                                                           --------------------
                                                           1/1/00 -
                                                           9/30/00       12.80%

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (4/1/99-
                                                           6/30/99)      17.76%
                                                           --------------------
                                                           Lowest (7/1/98-
                                                           9/30/98)     -13.27%

                                    [GRAPH]

                                 Annual Return

           92      93      94      95      96      97      98      99
        12.70%  15.95%  -4.45%  38.37%  19.87%  25.71%   9.86%   3.88%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                          1 Year     5 Years     (12/30/91)(/3/)
            --------------------------------------------------------------------
         Class D                          3.88%      18.93%      14.67%
            --------------------------------------------------------------------
         Russell 1000 Value Index(/1/)    7.34%      23.08%      17.85%
            --------------------------------------------------------------------
         Lipper Multi-Cap Value Funds
          Average(/2/)                    6.69%      18.32%      14.24%
            --------------------------------------------------------------------

            (1) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500 Index (an unmanaged index of large capitalization common stocks) as the Fund's comparative index because PIMCO Advisors believes that the Russell 1000 Value Index is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Year and Fund Inception average annual total returns of the S&P 500 Index were 21.04%, 28.56% and 19.70%, respectively.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/91. Fund comparisons begin on 12/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.45%      0.25%               0.41%           1.11%
            --------------------------------------------------------------------


            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in other expenses attributable to the class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $113       $353                $612            $1,352
            --------------------------------------------------------------------

                                                                   Prospectus 30

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value       Each Fund may invest in companies that may not be expected to
Securities  experience significant earnings growth, but whose securities its
Risk        portfolio manager believes are selling at a price lower than their true value. The Capital Appreciation, Equity Income, Growth &
            Income, Mid-Cap, Renaissance, Allianz Select International, Tax-
            Efficient Equity and Value Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth      Each Fund may invest in equity securities of companies that its
Securities  portfolio manager believes will experience relatively rapid
Risk        earnings growth. The Capital Appreciation, Global Innovation,
            Growth, Growth & Income, Innovation, Mid-Cap, Select Growth,
            Allianz Select International, Target and Tax-Efficient Equity
            Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller     The general risks associated with equity securities and liquidity
Company     risk are particularly pronounced for securities of companies with
Risk        smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
            The Global Innovation and Innovation Funds generally have substantial exposure to this risk. The Growth & Income, Mid-Cap, Allianz Select International and Target Funds have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

IPO Risk
            The Funds, particularly the Global Innovation Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund

31 PIMCO Funds: Multi-Manager Series
            may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives All Funds except the Capital Appreciation and Mid-Cap Funds may
Risk use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.
            Technology Related Risk. Because the Global Innovation and
            Innovation Funds concentrate their investments in companies which utilize innovative technologies, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.

Foreign     A Fund that invests in foreign securities, and particularly the
(non-       Global Innovation and Allianz Select International Funds, may
U.S.)       experience more rapid and extreme changes in value than Funds that
Investment  invest exclusively in securities of U.S. issuers or securities
Risk        that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.
            Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.
            Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the Global Innovation or Allianz
            Select International Fund, invest a significant portion of their assets in a narrowly defined area such as Europe, Asia or South
            America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

                                                                   Prospectus 32

Emerging    Foreign investment risk may be particularly high to the extent
Markets     that a Fund invests in emerging market securities of issuers based
Risk        in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Global Innovation and Allianz Select International Funds may invest a significant portion of their assets in emerging markets securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.)
            Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency    Funds that invest directly in foreign currencies and in securities
Risk        that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Global Innovation and Allianz Select
            International Funds are particularly sensitive to Currency Risk.
            Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies or regions increases risk. Funds, such as
Risk        the Select Growth Fund, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks.
            The Global Innovation and Allianz Select International Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the Global Innovation and Innovation Funds are vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because these Funds normally "concentrate" their investments in those companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging  Leverage, including borrowing, will cause the value of a Fund's
Risk        shares to be more volatile than if the Fund did not use leverage.
            This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds, and in particular the Global Innovation and Tax-Efficient Equity Funds, may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Interest    To the extent that Funds purchase fixed income securities for
Rate Risk   investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

             As interest rates rise, the value of fixed income securities in a
            Fund's portfolio are likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

33 PIMCO Funds: Multi-Manager Series

Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High        Funds that invest in high yield securities and unrated securities
Yield       of similar quality (commonly known as "junk bonds") may be subject
Risk        to greater levels of interest rate, credit and liquidity risk than
            Funds that do not invest in such securities. The Growth & Income
            Fund is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them .

Management  Each Fund is subject to management risk because it is an actively
Risk managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

            Management of the Funds

Investment  PIMCO Advisors serves as the investment adviser and the
Adviser     administrator (serving in its capacity as administrator, the
and Ad-     "Administrator") for the Funds. Subject to the supervision of the ministrator Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 800 Newport Center Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2000, PIMCO Advisors and its subsidiary partnerships had approximately $272 billion in assets under management.

             PIMCO Advisors has retained investment management firms ("Sub-
            Advisers") to manage the investments of the Capital Appreciation, Mid-Cap, Allianz Select International and Tax-Efficient Equity Funds. The PIMCO Equity Advisors division of PIMCO Advisors manages the investments of the Equity Income, Global Innovation, Growth, Growth & Income, Innovation, Renaissance, Select Growth, Target and Value Funds. (PIMCO Equity Advisors is also referred to as a "Sub-Adviser" in this capacity.) See "Sub-Advisers" below.

             PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory    Each Fund pays PIMCO Advisors fees in return for providing or
Fees        arranging for the provision of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate
            Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.
                                                                   Prospectus 34

             For the fiscal year ended June 30, 2000, the Funds paid monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):


         Fund                                                Advisory Fees
            --------------------------------------------------------------
         Capital Appreciation, Equity Income, Mid-Cap, Tax-
          Efficient Equity and Value Funds                       0.45%
         Growth Fund                                             0.50%
         Target Fund                                             0.55%
         Renaissance and Select Growth Funds                     0.60%*
         Growth & Income Fund                                    0.63%*
         Innovation Fund                                         0.65%
         Allianz Select International Fund                       0.75%*

            * On April 1, 2000, the advisory fee rate for the Select Growth Fund increased from 0.57% to 0.60% per annum. On May 8, 2000, the advisory fee rate for the Allianz Select International Fund decreased from 0.85% to 0.75% per annum. On August 1, 2000, the advisory fee rate for the Growth & Income Fund decreased from 0.63% to 0.60% per annum.

             The Global Innovation Fund was not operational during the entire fiscal year ended June 30, 2000. The annual investment advisory fee rate payable by this Fund is 1.00% (stated as a percentage of the average daily net assets of the Fund).

Administrative
Fees
            Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class D shareholders of each Fund pay an administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to Class D shares. PIMCO Advisors, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class D shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

             PIMCO Advisors or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms' services (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms).

             Class D shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class D shares):


         Fund                                           Administrative Fees*
            ----------------------------------------------------------------
         Capital Appreciation, Equity Income, Growth,
          Innovation, Mid-Cap, Renaissance, Select
          Growth, Target, Tax-Efficient Equity and
          Value Funds                                           0.65%
         Growth & Income Fund                                   0.75%
         Global Innovation Fund                                 0.85%
         Allianz Select International Fund                      0.95%

             *As described below under "12b-1 Plan for Class D Shares," the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") which provides for the payment of up to 0.25% of the 0.65% (0.75% for the Growth & Income Fund, 0.85% for the Global Innovation Fund and 0.95% for the Allianz Select International
             Fund) Administrative Fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the "Annual Fund Operating Expenses" table provided under "Fees and Expenses of the Fund" for each Fund shows the 0.65% (0.75% for the Growth & Income Fund, 0.85% for the Global Innovation Fund and 0.95% for the Allianz Select International Fund) Administrative Fee rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" (0.25%) and "Other Expenses" (0.40%) (0.50% for the Growth & Income Fund, 0.60% for the Global Innovation Fund and 0.70% for the Select International Fund).

12b-1       The Funds' administration agreement includes a plan for Class D
Plan for    shares that has been adopted in conformity with the requirements
Class D     set forth in Rule 12b-1 under the 1940 Act. The plan provides that
Shares      up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund's Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

35 PIMCO Funds: Multi-Manager Series

Sub-        Each Sub-Adviser has full investment discretion and makes all
Advisers    determinations with respect to the investment of a Fund's assets.
            The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.


         Sub-Adviser*                 Funds
            -------------------------------------------------------------------------------------------------------------
         PIMCO Equity Advisors        Equity Income, Global Innovation, Growth, Growth & Income, Innovation, Renaissance,
         division of PIMCO Advisors   Select Growth, Target and Value
         ("PIMCO Equity Advisors")
         1345 Avenue of the
         Americas, 50th Floor
         New York, NY 10105

            -------------------------------------------------------------------------------------------------------------
         PIMCO/Allianz International  Allianz Select International
         Advisors LLC ("PAIA")
         1345 Avenue of the Americas
         50th Floor
         New York, NY 10105

            -------------------------------------------------------------------------------------------------------------
         Cadence Capital Management   Capital Appreciation and Mid-Cap
         ("Cadence")
         Exchange Place, 53 State
         Street
         Boston, MA 02109

            -------------------------------------------------------------------------------------------------------------
         Parametric Portfolio         Tax-Efficient Equity
         Associates
         ("Parametric")
         7310 Columbia Center
         701 Fifth Avenue
         Seattle, WA 98104

            *PIMCO Equity Advisors is a division of PIMCO Advisors. PAIA is a wholly-owned subsidiary of PIMCO Advisors. Cadence and NFJ are affiliated sub-partnerships of PIMCO Advisors.

             The following provides additional information about each Sub-
            Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds' investments.

PIMCO       A division of PIMCO Advisors, PIMCO Equity Advisors provides
Equity      equity-related advisory services to mutual funds and institutional
Advisors    accounts. Accounts managed by PIMCO Equity Advisors had combined assets as of September 30, 2000 of approximately $14.5 billion.
            See "Investment Adviser and Administrator" above for additional information about PIMCO Advisors.

             The following individuals at PIMCO Equity Advisors have primary responsibility for the noted Funds. Different sub-advisory firms served as Sub-Adviser for the Growth, Innovation and Target Funds prior to March 6, 1999, for the Renaissance Fund prior to May 7, 1999, for the Select Growth and Growth & Income Funds prior to July 1, 1999 and for the Equity Income and Value Funds prior to May 8, 2000.


                                                            Recent Professional
         Fund              Portfolio Managers  Since        Experience
            ------------------------------------------------------------------------
         Equity Income     Kenneth W. Corba    2000         Managing Director and
                                                            Chief Investment Officer
                                                            of PIMCO Equity Advisors
                                                            and a Member of the
                                                            Management Board of
                                                            PIMCO Advisors. Prior to
                                                            joining PIMCO Advisors,
                                                            he was with Eagle Asset
                                                            Management from 1995 to
                                                            1998, serving in various
                                                            capacities including as
                                                            Chief Investment Officer
                                                            and Portfolio Manager.
                                                            He was with Stein Roe
                                                            and Farnham Inc. from
                                                            1984 to 1995, serving in
                                                            various capacities
                                                            including as Director of
                                                            the Capital Management
                                                            Group, Senior Vice
                                                            President and Portfolio
                                                            Manager.

         Global Innovation Dennis P. McKechnie 1999         Portfolio Manager of
                                               (Inception)+ PIMCO Equity Advisors.
                                                            Prior to joining PIMCO
                                                            Advisors, he was with
                                                            Columbus Circle
                                                            Investors from 1991 to
                                                            1999, where he managed
                                                            equity accounts and
                                                            served in various
                                                            capacities including as
                                                            Portfolio Manager for
                                                            the Innovation Fund.

                           Jiyoung Kim         2000         Senior Research Analyst
                                                            for PIMCO Innovation
                                                            Fund, where she covers
                                                            biotechnology,
                                                            telecommunications
                                                            equipment,
                                                            semiconductors and
                                                            networking. Prior to
                                                            joining PIMCO Equity
                                                            Advisors in 1999, she
                                                            was a Senior Research
                                                            Analyst at Fred Alger
                                                            Management from 1994 to
                                                            1999. Prior to that, she
                                                            was a Senior Research
                                                            Technician at Repligen,
                                                            a biopharmaceutical
                                                            company.

         Growth            Mr. Corba           1999         See above.

         Growth & Income   Mr. Corba           1999         See above.
                           Peter C. Thoms      2000         Investment Analyst at
                                                            Federated Investors from
                                                            July 1998 to May 1999.
                                                            Previously, he received
                                                            his M.B.A. at the
                                                            University of Virginia's
                                                            Darden School of
                                                            Business.

                                                                   Prospectus 36

                                                                             Recent Professional
         Fund                         Portfolio Managers               Since Experience
            -----------------------------------------------------------------------------------------

         Innovation                   Mr. McKechnie                    1998  See above.

         Renaissance                  John K. Schneider                1999  Senior Portfolio Manager
                                                                             of PIMCO Equity
                                                                             Advisors. Prior to
                                                                             joining PIMCO Advisors,
                                                                             he was a partner and
                                                                             Portfolio Manager of
                                                                             Schneider Capital
                                                                             Management from 1996 to
                                                                             1999, where he managed
                                                                             equity accounts for
                                                                             various institutional
                                                                             clients. Prior to that
                                                                             he was a member of the
                                                                             Equity Policy Committee
                                                                             and Director of Research
                                                                             at Newbold's Asset
                                                                             Management from 1991 to
                                                                             1996.
         Select Growth                Messrs. Corba and Schneider      1999  See above.

         Target                       Mr. Corba                        1999  See above.
                                      Jeff Parker                      1999  Assistant Portfolio
                                                                             Manager and Research
                                                                             Analyst for PIMCO Equity
                                                                             Advisors. Prior to
                                                                             joining PIMCO Equity
                                                                             Advisors, he managed
                                                                             equity accounts as an
                                                                             Assistant Portfolio
                                                                             Manager at Eagle Asset
                                                                             Management from 1996 to
                                                                             1998. He was a Senior
                                                                             Consultant with Andersen
                                                                             Consulting, specializing
                                                                             in healthcare and
                                                                             technology, from 1991 to
                                                                             1994.
         Value                        Mr. Schneider                    2000  See above.


            -------
            + Prior to PIMCO Advisors and PIMCO Equity Advisors assuming their positions as Adviser and Sub-Adviser, respectively, of the Global Innovation Fund, Mr. McKechnie managed the Fund's portfolio in his capacity as an officer of the Trust.

PAIA A wholly-owned subsidiary of PIMCO Advisors, PAIA provides international advisory services to mutual funds. PAIA commenced operations during the fourth quarter of 2000. Different firms served as sub-adviser to the Allianz Select International Fund prior to November 1, 2000.

             The following individuals at PAIA share primary responsibility for the Allianz Select International Fund.

                                                                             Recent Professional
         Fund                         Portfolio Managers               Since Experience
            -----------------------------------------------------------------------------------------

         Allianz Select International Udo Frank (lead manager)         2000  Managing Director and
                                                                             Chief Investment Officer
                                                                             of Allianz Asset
                                                                             Advisory and Management
                                                                             GmbH ("Allianz AAM"),
                                                                             responsible for the
                                                                             entire area (since
                                                                             1997), and Chief
                                                                             Executive Officer and
                                                                             Chief Investment Officer
                                                                             of Allianz PIMCO Asset
                                                                             Management. Previously,
                                                                             he served as the Chief
                                                                             Investment Officer of
                                                                             Allianz KAG (since
                                                                             1994).
                                      Wolfram Gerdes (co-manager)      2000  Managing Director of
                                                                             Equity Portfolio
                                                                             Management at Allianz
                                                                             AAM since 1998. Prior to
                                                                             joining Allianz AAM, he
                                                                             held various positions,
                                                                             including head of
                                                                             Portfolio Management,
                                                                             with Allianz
                                                                             Lebensversicherungs AG
                                                                             from 1992 to 1998.
                                      Gerd Wolfgang Hintz (co-manager) 2000  Managing Director of the
                                                                             Equity Research
                                                                             Department at Allianz
                                                                             AAM since 1998. In
                                                                             addition, he has been
                                                                             responsible for Allianz
                                                                             AAM's trading department
                                                                             since January 2000.
                                                                             Previously, he was the
                                                                             head of Research and
                                                                             Investor Relations of
                                                                             Allianz AG.



37 PIMCO Funds: Multi-Manager Series

Cadence An affiliated sub-partnership of PIMCO Advisors, Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2000 of approximately $6.8 billion.

             The following individuals at Cadence share primary responsibility for each of the noted Funds.


                                                       Recent Professional
         Fund         Portfolio Managers  Since        Experience
            -------------------------------------------------------------------
         Capital      David B. Breed      1991         Managing Director, Chief
         Appreciation                     (Inception)  Executive Officer, Chief
                                                       Investment Officer and
                                                       founding partner of
                                                       Cadence. Member of the
                                                       Management Board of
                                                       PIMCO Advisors. He is a
                                                       research generalist and
                                                       has lead the team of
                                                       portfolio managers and
                                                       analysts since 1988. Mr.
                                                       Breed has managed
                                                       separate equity accounts
                                                       for many institutional
                                                       clients and has lead the
                                                       team that manages the
                                                       PIMCO Funds sub-advised
                                                       by Cadence since those
                                                       Funds' inception dates.

                      William B. Bannick  1992         Managing Director and
                                                       Executive Vice President
                                                       at Cadence. Mr. Bannick
                                                       is a research generalist
                                                       and Senior Portfolio
                                                       Manager for the Cadence
                                                       team. He has managed
                                                       separately managed
                                                       equity accounts for
                                                       various Cadence
                                                       institutional clients
                                                       and has been a member of
                                                       the team that manages
                                                       the PIMCO Funds sub-
                                                       advised by Cadence since
                                                       joining Cadence in 1992.

                      Katherine A. Burdon 1993         Managing Director and
                                                       Senior Portfolio Manager
                                                       at Cadence. Ms. Burdon
                                                       is a research generalist
                                                       and has managed
                                                       separately managed
                                                       equity accounts for
                                                       various Cadence
                                                       institutional clients
                                                       and has been a member of
                                                       the team that manages
                                                       the PIMCO Funds sub-
                                                       advised by Cadence since
                                                       joining Cadence in 1993.
                      Peter B. McManus    1994         Director, Account
                                                       Management at Cadence.
                                                       He has been a member of
                                                       the investment team at
                                                       Cadence and handles
                                                       client relationships of
                                                       separately managed
                                                       accounts, and has been a
                                                       member of the team that
                                                       manages the PIMCO Funds
                                                       sub-advised by Cadence
                                                       since joining Cadence in
                                                       1994. Previously, he
                                                       served as a Vice
                                                       President of Bank of
                                                       Boston from 1991
                                                       to 1994.

         Mid-Cap      Messrs. Breed,      Same as      See above.
                      Bannick and         Capital
                      McManus and         Appreciation
                      Ms. Burdon          Fund

Parametric  An affiliated sub-partnership of PIMCO Advisors, Parametric provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 2000 of approximately $4.4 billion.

             The following individuals at Parametric share primary
            responsibility for the Tax-Efficient Equity Fund.


                                                                  Recent Professional
         Fund                 Portfolio Managers Since            Experience
            ------------------------------------------------------------------------------
         Tax-Efficient Equity David Stein        1998 (Inception) Managing Director of
                                                                  Parametric. He also
                                                                  serves as a Senior
                                                                  Porfolio Manager of
                                                                  PIMCO Equity Advisors.
                                                                  He has been with
                                                                  Parametric since 1996
                                                                  where he leads the
                                                                  investment, research and
                                                                  product development
                                                                  activities. Previously,
                                                                  he served in Investment
                                                                  Research at GTE
                                                                  Corporation from 1995 to
                                                                  1996, in Equity Research
                                                                  at Vanguard Group from
                                                                  1994 to 1995 and in
                                                                  Investment Research at
                                                                  IBM Corporation from
                                                                  1977 to 1994.

                              Tom Seto           1998 (Inception) Vice President and
                                                                  Portfolio Manager of
                                                                  Parametric. Since
                                                                  joining Parametric in
                                                                  1998, he has been
                                                                  responsible for
                                                                  management of
                                                                  Parametric's active U.S.
                                                                  equity strategies and
                                                                  has managed structured
                                                                  equity portfolios.
                                                                  Previously, he was with
                                                                  Barclays global
                                                                  Investors from 1991 to
                                                                  1998, serving in various
                                                                  capacities including as
                                                                  head of U.S. Equity
                                                                  Index Investments and
                                                                  Portfolio Manager.

Adviser/Sub- Shareholders of each Fund (except the Innovation and Mid-Cap
Adviser      Funds) have approved a proposal permitting PIMCO Advisors to enter
Relationship into new or amended sub-advisory agreements with one or more sub-
             advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In

                                                                   Prospectus 38
            addition, the exemptive order prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors. PIMCO Advisors has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            How Fund Shares Are Priced

            The net asset value ("NAV") of a Fund's Class D shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Global Innovation and Allianz Select International Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

             Fund shares are valued at the close of regular trading (normally
            4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            How to Buy and Sell Shares

            The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.


General       . Financial Service Firms. Broker-dealers, registered investment
Information advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and

39 PIMCO Funds: Multi-Manager Series
            account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

             Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Funds, PIMCO Advisors or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

             This Prospectus should be read in connection with your firm's materials regarding its fees and services.

              . Calculation of Share Price and Redemption Payments. When you
            buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day's NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

             The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day's NAV).

Buying      Class D shares of each Fund are continuously offered through
Shares      financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See
            "Financial Service Firms" above.

             You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

             Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust's transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

             The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

                                                                   Prospectus 40

Investment  The following investment minimums apply for purchases of Class D
Minimums    shares.


                    Initial Investment                  Subsequent Investments
                         -----------------------------------------------------
                     $2,500 per Fund                        $100 per Fund

             Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Exchanging  Except as provided below or in the applicable Fund's or series'
Shares prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or series of PIMCO Funds:
            Pacific Investment Management Series that offers Class D shares. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to your financial service firm of any termination or material modification of the exchange privilege with respect to Class D shares.

Selling     You can sell (redeem) Class D shares through your financial
Shares      service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

             Your financial service firm is obligated to transmit your
            redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

             Redemptions of Fund shares may be suspended when trading on the
            Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions
In Kind
            The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except

41 PIMCO Funds: Multi-Manager Series
            for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

          Fund                      At Least Annually                 Quarterly
            -------------------------------------------------------------------
          Equity Income Fund                                              .
            -------------------------------------------------------------------
          All other Funds                  .
            -------------------------------------------------------------------

             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

            You can choose from the following distribution options:

            . Reinvest all distributions in additional Class D shares of your
              Fund at NAV. This will be done unless you elect another option.

            . Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

            . Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

             Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

             You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

             For further information on distribution options, please contact your financial service firm or call the Distributor at 1-888-87-
            PIMCO.

            Tax Consequences

              . Taxes on Fund distributions. If you are subject to U.S.
            federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable to you as ordinary income.

                                                                   Prospectus 42

             Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

              . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will generally be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

              . A Note on the Tax-Efficient Equity Fund. The Tax-Efficient
            Equity Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

              . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the Global Innovation and Allianz Select International Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

             This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

            Characteristics and Risks of Securities
            and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed       Fixed income securities are obligations of the issuer to make
Income      payments of principal and/or interest on future dates, and include
Securities  corporate and government bonds, notes, certificates of deposit,
and         commercial paper, convertible securities and mortgage-backed and
Defensive   other asset-backed securities.
Strategies

             The Capital Appreciation, Mid-Cap and Tax-Efficient Equity Funds
            intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

             The Equity Income, Global Innovation, Growth, Innovation,
            Renaissance, Select Growth, Allianz Select International, Target and Value Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed

43 PIMCO Funds: Multi-Manager Series
            income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may also invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Allianz Select International Fund may also hold up to 100% of its assets in other domestic fixed income, foreign fixed income and equity securities principally traded in the U.S., including obligations issued or guaranteed by a foreign government or its agencies, authorities or instrumentalities, corporate bonds and American Depository Receipts, for temporary defensive purposes. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

Companies   Each of the Funds may invest in securities of companies with
With        market capitalizations that are small compared to other publicly
Smaller     traded companies. The Global Innovation and Innovation Funds may
Market      invest significant portions of their assets in smaller companies
Capital-    and therefore have substantial exposure to the risks described
izations    below. The Growth & Income, Mid-Cap, Allianz Select International
            and Target Funds also have significant exposure to the risks described below because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than the largest companies.

             Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial     The Funds, particularly the Global Innovation Fund, may purchase
Public      securities in intial public offerings (IPOs). These securities are
Offerings   subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

                                                                   Prospectus 44

Foreign     The Allianz Select International Fund normally invests principally
(non-       in securities of foreign issuers, securities traded principally in
U.S.)       securities markets outside the United States and/or securities
Securities  denominated in foreign currencies (together, "foreign securities"). The Global Innovation Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). The Equity Income, Growth, Growth
            & Income, Innovation, Renaissance, Target and Value Funds may invest up to 15% of their respective assets in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). The Select
            Growth Fund may invest up to 25% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs
            (defined below). The Tax-Efficient Equity Fund may invest in common stocks of foreign issuers if included in the S&P 500 Index.

             All of the Funds may invest in American Depository Receipts
            (ADRs). In addition, the Equity Income, Global Innovation, Growth, Growth & Income, Innovation, Renaissance, Select Growth, Allianz Select International, Target and Value Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts
            (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging    Each of the Funds that may invest in foreign securities may invest
Market      in securities of issuers based in countries with developing (or
Securities  "emerging market") economies. The Global Innovation and Allianz
            Select International Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S.
            dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

45 PIMCO Funds: Multi-Manager Series

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the Global Innovation and Allianz Select International Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign     A Fund that invests directly in foreign currencies or in
Currencies  securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Global Innovation and Allianz Select International Funds are particularly sensitive to this risk.

             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The Equity Income, Global
            Innovation, Growth, Growth & Income, Innovation, Renaissance, Select Growth, Allianz Select International, Target and Value Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Global Innovation and Allianz Select International Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

             The Global Innovation and Allianz Select International Funds may
            also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The Global Innovation and Allianz Select International Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO Advisors or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Corporate   Each Fund that may invest in fixed income securities may invest in
Debt        corporate debt securities. The Growth & Income Fund may invest up
Securities  to 10% of its assets in these securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise,

                                                                   Prospectus 46
            the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Each Fund may invest in convertible securities. The Growth & Securities Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives Each Fund (except the Capital Appreciation and Mid-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

             Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Equity Income, Global Innovation, Growth, Growth & Income, Innovation, Renaissance, Select Growth, Allianz Select International, Target, Tax-Efficient Equity and Value Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Global Innovation, Allianz Select International and Tax-Efficient Equity Funds may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments

47 PIMCO Funds: Multi-Manager Series
            in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-     The Funds may invest in equity-linked securities. The Allianz
Linked      Select International Fund may invest up to 15% of its assets in
Securities  equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security.
            Equity-linked securities may be considered illiquid and thus subject to each Fund's restrictions on investments in illiquid securities.

Credit      The Funds may invest in securities based on their credit ratings
Ratings     assigned by rating agencies such as Moody's Investors Service,
and         Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Unrated     Moody's, S&P and other rating agencies are private services that
Securities  provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High        Securities rated lower than Baa by Moody's or lower than BBB by
Yield       S&P are sometimes referred to as "high yield securities" or "junk
Securities  bonds." The Funds, particularly the Growth & Income Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential

                                                                   Prospectus 48
            opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of    For the purpose of achieving income, each Fund may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     Each Fund may enter into reverse repurchase agreements, subject to
Repurchase the Fund's limitations on borrowings. A reverse repurchase Agreements agreement involves the sale of a security by a Fund and its
And Other   agreement to repurchase the instrument at a specified time and
Borrowings  price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Illiquid
Securities
            Each Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid

49 PIMCO Funds: Multi-Manager Series
            securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment  The Allianz Select International Fund may invest up to 10% of its
in Other    assets in securities of other investment companies, such as
Investment  closed-end management investment companies, or in pooled accounts
Companies   or other investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Portfolio   With the exception of the Tax-Efficient Equity Fund, the length of
Turnover    time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements, although the Tax-Efficient Equity Fund will generally attempt to limit portfolio turnover as part of its tax-efficient management strategies. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.
            Funds, such as the Growth & Income, Select Growth and Allianz
            Select International Funds, that have recently changed Sub-
            Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes     The investment objective of each of the Global Innovation, Growth,
in          Growth & Income, Innovation, Renaissance, Select Growth, Allianz
Investment Select International, Target and Tax-Efficient Equity Funds Objectives described in this Prospectus may be changed by the Board of
and         Trustees without shareholder approval. The investment objective of
Policies    each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.
            If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and     In addition to the risks described under "Summary of Principal
Smaller-    Risks" above and in this section, several of the Funds are newly
Sized       formed and therefore have limited or no performance history for
Funds       investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage
Investment Unless otherwise stated, all percentage limitations on Fund Limitations investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other
Investments
and
Techniques
            The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

                                                                   Prospectus 50

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor. The Growth & Income and Allianz Select International Funds did not offer Class D shares during the periods shown.

                                                                                                       Dividends in
                                                            Net Realized/    Total Income   Dividends    Excess
 Year or                    Net Asset Value      Net          Unrealized        (Loss)       From Net     of Net
  Period                       Beginning     Investment     Gain (Loss) on  From Investment Investment  Investment
  Ended                        of Period    Income (Loss)    Investments      Operations      Income      Income
-------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund
  06/30/00                       $26.63         $(0.03)(a)       $ 5.36 (a)      $ 5.33        $(0.05)     $(0.03)
  06/30/99                        26.01           0.06 (a)         2.34 (a)        2.40         (0.13)       0.00
  04/08/98-
   06/30/98                       25.41           0.02 (a)         0.58 (a)        0.60          0.00        0.00
 Equity Income Fund
  (i)
  06/30/00                       $15.59         $ 0.35 (a)      $ (2.44)(a)     $ (2.09)       $(0.29)     $ 0.00
  06/30/99                        16.04           0.40 (a)         1.27 (a)        1.67         (0.36)       0.00
  04/08/98-
   06/30/98                       16.71           0.09 (a)        (0.66)(a)       (0.57)        (0.10)       0.00
 Global Innovation
  Fund
  03/31/00-
   06/30/00                      $20.17         $(0.04)(a)      $ (1.19)(a)     $ (1.23)       $ 0.00      $ 0.00
 Growth Fund
  01/31/00-
   06/30/00                      $32.84         $(0.11)          $ 2.03          $ 1.92        $ 0.00      $ 0.00
 Innovation Fund
  (i)
  06/30/00                       $37.52         $(0.59)(a)       $42.18 (a)      $41.59        $ 0.00      $ 0.00
  06/30/99                        24.28          (0.29)(a)        14.79 (a)       14.50          0.00        0.00
  04/08/98-
   06/30/98                       21.50          (0.05)(a)         2.83 (a)        2.78          0.00        0.00
 Mid-Cap Fund (ii)
  06/30/00                       $22.90         $(0.01)(a)       $ 7.85 (a)      $ 7.84        $(0.01)     $ 0.00
  06/30/99                        23.99           0.03 (a)        (0.04)(a)       (0.01)        (0.01)       0.00
  04/08/98-
   06/30/98                       23.97           0.00 (a)         0.02 (a)        0.02          0.00        0.00
 Renaissance Fund
  (i)
  06/30/00                       $18.22         $ 0.35 (a)       $(0.13)(a)      $ 0.22        $ 0.00      $ 0.00
  06/30/99                        19.10           0.00 (a)         1.45 (a)        1.45          0.00        0.00
  04/08/98-
   06/30/98                       18.99           0.01 (a)         0.10 (a)        0.11          0.00        0.00
 Select Growth Fund
  (iii)
  03/31/00-
   06/30/00                      $23.25         $ 0.01 (a)       $ 0.74 (a)      $ 0.75        $ 0.00      $ 0.00
 Target Fund
  06/09/00-
   06/30/00                      $30.46         $(0.01)(a)       $ 0.69 (a)      $ 0.68        $ 0.00      $ 0.00
 Tax-Efficient Equity Fund
  06/30/00                       $11.59         $ 0.02 (a)       $ 0.61 (a)      $ 0.63        $ 0.00      $ 0.00
  07/10/98-
   06/30/99                       10.00           0.03 (a)         1.56 (a)        1.59          0.00        0.00
 Value Fund (i)
  06/30/00                       $15.29         $ 0.23 (a)       $(1.34)(a)      $(1.11)       $(0.24)     $ 0.00
  06/30/99                        15.64           0.23 (a)         1.37 (a)        1.60         (0.23)       0.00
  04/08/98-
   06/30/98                       15.99           0.04 (a)        (0.34)(a)       (0.30)        (0.05)       0.00
                             Distributions
 Year or                        From Net
  Period                    Realized Capital
  Ended                          Gains
-------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund
  06/30/00                        $(5.00)
  06/30/99                         (1.65)
  04/08/98-
   06/30/98                         0.00
 Equity Income Fund
  (i)
  06/30/00                        $(0.48)
  06/30/99                         (1.76)
  04/08/98-
   06/30/98                         0.00
 Global Innovation
  Fund
  03/31/00-
   06/30/00                       $ 0.00
 Growth Fund
  01/31/00-
   06/30/00                       $ 0.00
 Innovation Fund
  (i)
  06/30/00                        $(6.39)
  06/30/99                         (1.26)
  04/08/98-
   06/30/98                         0.00
 Mid-Cap Fund (ii)
  06/30/00                        $(0.02)
  06/30/99                         (1.07)
  04/08/98-
   06/30/98                         0.00
 Renaissance Fund
  (i)
  06/30/00                        $(2.59)
  06/30/99                         (2.33)
  04/08/98-
   06/30/98                         0.00
 Select Growth Fund
  (iii)
  03/31/00-
   06/30/00                       $ 0.00
 Target Fund
  06/09/00-
   06/30/00                       $ 0.00
 Tax-Efficient Equity Fund
  06/30/00                        $ 0.00
  07/10/98-
   06/30/99                         0.00
 Value Fund (i)
  06/30/00                        $(0.57)
  06/30/99                         (1.72)
  04/08/98-
   06/30/98                         0.00

-------
* Annualized
(a)Per share amounts based upon average number of shares outstanding during the period.
(b)If the investment manager had not reimbursed expenses, the ratio of operat-ing expenses to average net assets would have been 1.94% for the period ended June 30, 2000.
(i) The information provided for the Equity Income, Innovation, Renaissance and Value Funds reflects results of operations under each Funds' former Sub-Adviser through May 8, 2000, March 6, 1999, May 7, 1999 and May 8, 2000, respectively; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements.
(ii) Formerly the Mid-Cap Growth Fund.
(iii) Formerly the PIMCO Core Equity Fund. The Fund changed its investment objective and policies on April 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown. In addition, the performance results shown above reflect the Fund's advisory fee level in effect prior to April 1, 2000; these results would have been lower had the Fund's current advisory fee level then been in effect.

51 PIMCO Funds: Multi-Manager Series

                                                                                          Ratio of Net
Ditributionss                                                              Ratio of        Investment
 i Excess ofn                   Net Asset                                 Expenses to   Income (Loss) to
 Nt Realizede        Total     Value End of               Net Assets End  Average Net     Average Net      Portfolio
Caital Gainsp    Distributions    Period    Total Return of Period (000s)   Assets           Assets      Turnover Rate
  --------------------------------------------------------------------------------------------------------------------
      $ 0.00         $(5.08)       $26.88        22.84%       $   524        1.11%           (0.10)%          119%
        0.00          (1.78)        26.63        10.17            339        1.10             0.24            120
        0.00           0.00         26.01         2.36            118        1.10*            0.27*            75
      $(2.16)        $(2.93)       $10.57       (13.15)%      $     4        1.12%            2.93%           114%
        0.00          (2.12)        15.59        12.21            106        1.10             2.73             76
        0.00          (0.10)        16.04        (3.43)           104        1.10*            2.23*            45
      $ 0.00         $ 0.00        $18.94        (6.10)%      $   146        1.85%(b)*       (0.90)%*         131%
      $ 0.00         $ 0.00        $34.76         5.85%       $    11        1.16%*          (0.78)%*          72%
      $ 0.00         $(6.39)       $72.72       115.85%       $85,096        1.30%           (0.93)%          186%
        0.00          (1.26)        37.52        61.62         18,366        1.30            (0.89)           119
        0.00           0.00         24.28        12.93            139        1.30*           (0.99)*          100
      $ 0.00         $(0.03)       $30.71        34.24%       $   796        1.11%           (0.05)%          164%
        0.00          (1.08)        22.90         0.25            359        1.10             0.16             85
        0.00           0.00         23.99         0.08            142        1.10*            0.03*            66
      $(0.86)        $(3.45)       $14.99         3.56%       $ 1,286        1.25%            2.21%           133%
        0.00          (2.33)        18.22        10.01            192        1.25            (0.02)           221
        0.00           0.00         19.10         0.58            126        1.25*            0.21*           192
      $ 0.00         $ 0.00        $24.00         3.23%       $    10        1.25%            0.11%           170%
      $ 0.00         $ 0.00        $31.14         2.23%       $    10        1.20%*          (0.69)%*          99%
      $ 0.00         $ 0.00        $12.22         5.44%       $    11        1.11%            0.16%            32%
        0.00           0.00         11.59        15.90            869        1.11*            0.30*            13
      $(2.00)        $(2.81)       $11.37        (7.07)%      $    46        1.11%            1.71%           196%
        0.00          (1.95)        15.29        12.00            118        1.10             1.61            101
        0.00          (0.05)        15.64        (1.85)            98        1.10*            1.23*            77

                                                                   Prospectus 52

            PIMCO Funds: Multi-Manager Series

            The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

            You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-888-87-PIMCO, or by writing to:

                  PIMCO Funds Distributors LLC
                  2187 Atlantic Street
                  Stamford, CT 06902

            You may also contact your financial service firm for additional information.

            You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

            You can also visit our Web site at www.pimcofunds.com for additional information about the Funds.

            [LOGO OF PIMCO FUNDS]

            File No. 811-6161

53 PIMCO Funds: Multi-Manager Series

          ---------------------------------------------------------------------
PIMCO     INVESTMENT ADVISER AND ADMINISTRATOR
Funds:    PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Multi-    92660
Manager   ---------------------------------------------------------------------
Series    SUB-ADVISERS
          PIMCO Equity Advisors division of PIMCO Advisors L.P., PIMCO/Allianz Investment Advisors LLC, Cadence Capital Management, Parametric Portfolio Associates
          ---------------------------------------------------------------------
          DISTRIBUTOR
          PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
          ---------------------------------------------------------------------
          CUSTODIAN
          State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
          64105
          ---------------------------------------------------------------------
          SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
          PFPC, Inc., P.O. Box 9688, Providence, RI 02940
          ---------------------------------------------------------------------
          INDEPENDENT ACCOUNTANTS
          PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
          ---------------------------------------------------------------------
          LEGAL COUNSEL
          Ropes & Gray, One International Place, Boston, MA 02110
          ---------------------------------------------------------------------
          For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcofunds.com.

                                                     Not part of the Prospectus

Presenting the new PIMCO Funds Web site at www.pimcofunds.com

[GRAPHIC]

You'll find all the content you've come to rely on--at pimcofunds.com--and more.

As part of our commitment to provide our shareholders with easy access to timely information, we're pleased to introduce a redesigned version of the PIMCO Funds Web site (www.pimcofunds.com).

Designed to make the site user-friendly, you'll immediately notice improved navigation accompanied by intuitive labeling and graphics that load quickly. Content updates include expanded detail throughout the Fund Information section, and a variety of forms and literature are now available for printing and viewing online or for download to your hard drive.

Fund Information Section

In addition to everything we previously offered in the Fund Information section, we now offer the following:

|_| Regular commentary from the manager of each fund.

|_| A better design without frames allows you to bookmark fund profile pages.

|_| Cross-links give you immediate access to literature with more detail about each fund.

|_| One-click allows you to check out the NAV and year-to-date performance of any PIMCO Fund.


PIMCO Funds Innovation Center

The all-new PIMCO Funds Innovation Center is an invaluable resource for tech investors and those contemplating an investment in this complex, fast-moving sector. Dedicated to the research and analysis of technology, the Center provides a number of key resources, including:

|_| Innovation Newsletter--An online version of our popular technology investing newsletter, featuring the latest market analysis and outlook from Dennis McKechnie, PIMCO's renowned tech manager.

|_| Timely Market Commentary--PIMCO's perspective on unfolding market events.

|_| Theme Analysis--Manager assessments of the trends or "themes" that PIMCO believes are driving the tech sector and the industry groups that make up the market.

Daily Manager Commentary

PIMCO's Daily Manager Commentary provides investment insights from PIMCO's fund managers, including their outlooks on the economy and fund strategies that relate to the current economic climate. This commentary, on a wide range of subjects, is uniquely provided from the manager's perspective and helps investors make informed decisions based on information directly from PIMCO's investment professionals.



PZ006.11/00                                           Not part of the Prospectus
--------------------------------------------------------------------------------

                                                             -----------------
[LOGO OF PIMCO FUNDS]                                            PRESORTED
                                                                  STANDARD
                                                               U.S. POSTAGE
                                                                   PAID
                                                              SMITHTOWN, NY
                                                              PERMIT NO. 700
                                                             -----------------


PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

                            PIMCO Funds Prospectus

Multi-Manager Series

November 1, 2000
Share Classes

Ins  Institutional
Adm  Administrative

               ACTIVELY MANAGED PORTFOLIOS OF SELECT PIMCO FUNDS

PIMCO Funds Asset Allocation Series consist of three actively managed mutual funds that invest in a diversified portfolio of PIMCO Funds. In addition to broad diversification, each Portfolio provides access to the extensive asset allocatin and investment management capabilities of PIMCO Advisors L.P. and its affiliates.

                         90/10 Portfolio

                         Seeks long-term capital appreciation. The Portfolio normally invests approximately 90% of its assets in PIMCO Stock Funds and 10% in PIMCO Bond Funds.


                         60/40 Portfolio

                         Seeks long-term capital appreciation and current income. The Portfolio normally invests approximately 60% of its assets in PIMCO Stock Funds and 40% in PIMCO Bond Funds.


                         30/70 Portfolio

                         Seeks current income, with long-term capital appreciation as a secondary objective. The Portfolio normally invests approximately 30% of its assets in PIMCO Stock Funds and 70% in PIMCO Bond Funds.


This cover is not part of the Prospectus.                 [LOGO OF PIMCO FUNDS]

            PIMCO Funds Prospectus

            This Prospectus describes three actively managed mutual fund
PIMCO       Portfolios offered by PIMCO Funds: Multi-Manager Series (the
Funds:      "Trust").
Multi-
Manager
Series


                 Asset Allocation Series -- 90/10 Portfolio


                 Asset Allocation Series -- 60/40 Portfolio

November         Asset Allocation Series -- 30/70 Portfolio
1, 2000

            Each Portfolio invests in a diversified portfolio of other PIMCO Funds. This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

Share
Classes
Institutional and
Administrative

            The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1 PIMCO Funds: Multi-Manager Series

            Table of Contents

         Summary Information..............................................    3
         Portfolio Summaries
           90/10 Portfolio................................................    5
           60/40 Portfolio................................................    8
           30/70 Portfolio................................................   11
         Summary of Principal Risks.......................................   14
         Investment Objectives and Principal Investment Strategies........   20
         Underlying Funds.................................................   23
         Other Risk Information...........................................   26
         Management of the Portfolios.....................................   26
         Investment Options - Institutional Class and Administrative Class
          Shares .........................................................   29
         Purchases, Redemptions and Exchanges.............................   30
         How Portfolio Shares Are Priced..................................   33
         Portfolio Distributions..........................................   34
         Tax Consequences.................................................   34
         Financial Highlights.............................................   37

                                                                   Prospectus  2

            Summary Information

            The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income targets and ranges among certain Funds in the PIMCO Funds family. The Portfolios invest only in Funds in the PIMCO Funds family. The PIMCO Funds in which the Portfolios invest are called Underlying Funds or Funds in this Prospectus.

              Some of the Underlying Funds invest primarily in equity
            securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds. The Portfolios are named according to their equity/fixed income allocation targets. For instance, the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds and 10% of its assets in Underlying Bond Funds.

              The table below lists the investment objectives and compares the asset allocation strategies of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5, and are discussed in greater detail under "Investment Objectives and Principal Investment Strategies." A "Summary of Principal Risks" begins on page 14.

         PIMCO Funds
         Asset Allocation Series Investment Objective     Allocation Strategy
            ----------------------------------------------------------------------
         90/10 Portfolio         Long-term capital        Under normal conditions,
                                 appreciation             approximately 90% (range
                                                          of 80%-100%) of the
                                                          Portfolio's assets will
                                                          be allocated among
                                                          Underlying Stock Funds
                                                          and 10% (range of 0%-
                                                          20%) among Underlying
                                                          Bond Funds
            ----------------------------------------------------------------------
         60/40 Portfolio         Long-term capital        Under normal conditions,
                                 appreciation and         approximately 60% (range
                                 current income           of 50%-70%) of the
                                                          Portfolio's assets will
                                                          be allocated among
                                                          Underlying Stock Funds
                                                          and 40% (range of 30%-
                                                          50%) among Underlying
                                                          Bond Funds
            ----------------------------------------------------------------------
         30/70 Portfolio         Current income, with     Under normal conditions,
                                 long-term                approximately 30% (range
                                 capital appreciation as  of 25%-35%) of the
                                 a                        Portfolio's assets will
                                 secondary objective      be allocated among
                                                          Underlying Stock Funds
                                                          and 70% (range of 65%-
                                                          75%) among Underlying
                                                          Bond Funds

Risk/Return An investor should choose among the Portfolios based on personal Comparison investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the following chart gives some indication of the comparative risk/return potential of the Portfolios according to their equity/fixed income allocation targets and ranges. Note that these assumptions may not be correct in future market conditions and the chart may not accurately predict the actual comparative risk/return of the Portfolios under all market conditions.



                90/10 Portfolio might be suitable for investors that have a relatively long time horizon, seek long-term capital appreciation potential and have a fairly high tolerance for risk and volatility.

                60/40 Portfolio might be suitable for investors that have a medium-range time horizon, seek a balance of long-term capital appreciation potential and income and have medium tolerance for risk and volatility.

                30/70 Portfolio might be suitable for investors that have a shorter time horizon, seek a higher level of income combined with some potential for long-term capital appreciation and have a lower tolerance for risk and volatility.



              It is possible to lose money on investments in the Portfolios.
            While each Portfolio provides a relatively high level of diversification in comparison to most mutual funds, a single Portfolio may not be suitable as a complete investment program. The fact that a Portfolio may have had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or will appreciate at a slower rate. An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

3 PIMCO Funds: Multi-Manager Series

Asset       PIMCO Advisors L.P. serves as the investment adviser to the
Allocation Portfolios. PIMCO Advisors selects the Underlying Funds in which Strategies the Portfolios may invest. PIMCO Advisors' Asset Allocation
            Committee determines how each Portfolio allocates and reallocates its assets among the Underlying Funds selected by PIMCO Advisors according to the Portfolio's equity/fixed income allocation targets and ranges. The Committee attempts to diversify each Portfolio's assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

              The major equity asset classes and sub-classes held by the
            Underlying Stock Funds include those categorized by investment style/category (growth, blend, value, enhanced index, sector-related), region (U.S. equities, international developed markets, international emerging markets), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed foreign fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

              Please see "Underlying Funds" in this Prospectus for a
            description of the Underlying Funds as categorized by their investment styles and main investments.

              The Portfolios may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Portfolio may invest in shares of the same Underlying Funds; however, the percentage of each Portfolio's assets so invested will vary depending on the Portfolio's investment objective. The Asset Allocation Committee does not allocate a Portfolio's assets according to a predetermined blend of particular Underlying Funds. Instead, the Committee meets regularly to determine the mix of Underlying Funds appropriate for each Portfolio by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, the Committee considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The Committee may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

              The Committee then allocates each Portfolio's assets among the
            Underlying Funds selected by PIMCO Advisors to fill out the asset class and sub-class weightings it has identified according to the Portfolio's equity/fixed income targets and ranges. The Committee has the flexibility to reallocate each Portfolio's assets in varying percentages among any or all of the Underlying Funds selected by PIMCO Advisors based on the Committee's ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

"Fund of    The term "fund of funds" is used to describe mutual funds, such as
Funds"      the Portfolios, that pursue their investment objectives by
Structure   investing in other mutual funds. The cost of investing in a
and         Portfolio will generally be higher than the cost of investing in a
Expenses    mutual fund that invests directly in individual stocks and bonds.
            By investing in a Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distibutions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Portfolio
Descriptions
and Fees
            The following Portfolio Summaries identify each Portfolio's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Portfolios begins after the Portfolio Summaries. A fuller discussion of the Portfolios' investment strategies and related information is included under "Investment Objectives and Principal Investment Strategies" in this Prospectus.

                                                                   Prospectus  4

            90/10 Portfolio

--------------------------------------------------------------------------------

Principal   Investment           Allocation
Investments Objective            Strategy          Target  Range
and         Seeks long-term
Strategies  capital              Underlying Stock
            appreciation          Funds             90%   80%-100%
            Dividend             Underlying Bond
            Frequency             Funds             10%     0%-20%
            At least
            annually


            The Portfolio seeks to achieve its investment objective by normally investing approximately 90% (within a range of 80%--100%) of its assets in Underlying Stock Funds and approximately 10% (within a range of0%--20%) of its assets in Underlying Bond Funds. The Portfolio invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Please see "Asset Allocation Strategies" on page 3 for a summary of how the Asset Allocation Committee allocates and reallocates the Portfolio's assets among particular Underlying Funds.

              The Portfolio may concentrate investments in a particular
            Underlying Fund by investing more than 25% of its assets in that Fund.

              Based on the Portfolio's equity/fixed income allocation
            strategy, it might be suitable for an investor with a relatively long time horizon who seeks long-term capital appreciation potential and has a fairly high tolerance for risk and volatility.

--------------------------------------------------------------------------------
Principal   Allocation Risk The Portfolio's investment performance depends
Risks       upon how its assets are allocated and reallocated among particular
            Underlying Funds. A principal risk of investing in the Portfolio is that the Asset Allocation Committee's allocation techniques and decisions and/or PIMCO Advisors' selection of Underlying Funds will not produce the desired results, and therefore the Portfolio may not achieve its investment objective.

            Underlying Fund Risks The value of your investment in the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Portfolio's allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees.

            Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Portfolio, are:

              .Market Risk          .Derivatives Risk   .Interest Rate Risk
              .Issuer Risk          .Foreign Investment .Credit Risk
              .Value Securities     Risk                .High Yield Risk
              Risk                  .Emerging Markets   .Mortgage Risk
              .Growth Securities    Risk                .Management Risk
              Risk                  .Currency Risk
              .Smaller Company      .Focused Investment
              Risk                  Risk
              .Liquidity Risk       .Leveraging Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Portfolio.

5 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance The following shows summary performance information for the Information Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of broad-based securities market indices and an index of mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Portfolio's Class A shares, which are offered in a different prospectus. This is because the Portfolio has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class A, Institutional Class and Administrative Class shares would have similar returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Class A performance would be lower than Institutional Class or Administrative Class performance because of the higher sales charges and/or expenses paid by Class A shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class and Administrative Class shares (2/26/99), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Portfolio's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class A


                                                            More Recent Return
                                                            Information
                                                            1/1/00-9/30/00 4.52%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)
                                                                          14.32%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '99)
                                                                          -3.86%

     [GRAPH]


'99        19.00%



                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                   Fund Inception
                                                      1 Year       (9/30/98)(/4/)
            ---------------------------------------------------------------------
         Class A                                      12.50%       22.17%
            ---------------------------------------------------------------------
         Institutional Class                          19.80%       28.62%
            ---------------------------------------------------------------------
         Administrative Class                         19.54%       28.33%
            ---------------------------------------------------------------------
         Russell 3000 Index(/1/)                      20.89%       35.92%
            ---------------------------------------------------------------------
         Lipper Multi-Cap Core Funds Average(/2/)     20.63%       35.90%
            ---------------------------------------------------------------------
         Blended Index(/3/)                           20.54%       33.44%
            ---------------------------------------------------------------------

            (1) The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Blended Index represents the blended performance of a hypothetical index developed by PIMCO Advisors made up of 72% Russell 3000 Index, 18% MSCI All Country World ex-U.S. Index and 10% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index is described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in these indices.
            (4) The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

                                                                   Prospectus  6

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio

            Shareholder Fees (fees paid directly from your investment)
                                                         None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                          Other Expenses
                                                 ---------------------------------
                                  Distribution                                     Total Annual
                         Advisory and/or Service Administrative Underlying         Portfolio Operating
         Share Class     Fees     (12b-1) Fees   Fees(/1/)      Fund Expenses(/2/) Expenses(/1/)
            ------------------------------------------------------------------------------------------
         Institutional   None     None           0.15%          0.78%              0.93%
            ------------------------------------------------------------------------------------------
         Administrative  None     0.25%          0.15           0.78               1.18
            ------------------------------------------------------------------------------------------

            (1) The Administrative Fees for the Portfolio do not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, actual Administrative Fees will be 0.10%, and Total Annual Portfolio Operating Expenses are estimated to be as follows: Institutional Class - 0.88%; Administrative Class - 1.13%.
            (2) Based on estimated expenses for the current fiscal year.
                Underlying Fund Expenses for the Portfolio are estimated based upon a recent allocation of the Portfolio's assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios--Underlying Fund Expenses." Total Annual Portfolio Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund Expenses the Portfolio will incur. Actual Underlying Fund Expenses for the Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional         $ 95               $296               $515               $1,143
            -----------------------------------------------------------------------------------
         Administrative         120                375                649                1,432
            -----------------------------------------------------------------------------------

            Taking into account the Administrative Fees waiver described in footnote (1) above, the Examples for Years 1, 3, 5 and 10, respectively, are as follows: Institutional Class -- $90, $280, $487 and $1,103; Administrative Class -- $115, $359, $621 and
            $1,392.


7 PIMCO Funds: Multi-Manager Series

            60/40 Portfolio


--------------------------------------------------------------------------------

Principal   Investment       Allocation         Target  Range
Investments Objective         Strategy
and                          Underlying Stock
Strategies  Seeks long-term   Funds             60%   50%-70%
            capital          Underlying Bond
            appreciation and  Funds             40%   30%-50%
            current income

            Dividend
            Frequency
            Quarterly


            The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%--70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%--50%) of its assets in Underlying Bond Funds. The Portfolio invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Please see "Asset Allocation Strategies" on page 3 for a summary of how the Asset Allocation Committee allocates and reallocates the Portfolio's assets among particular Underlying Funds.

              The Portfolio may concentrate investments in a particular
            Underlying Fund by investing more than 25% of its assets in that Fund.

              Based on the Portfolio's equity/fixed income allocation
            strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

--------------------------------------------------------------------------------
Principal   Allocation Risk The Portfolio's investment performance depends
Risks       upon how its assets are allocated and reallocated among particular
            Underlying Funds. A principal risk of investing in the Portfolio is that the Asset Allocation Committee's allocation techniques and decisions and/or PIMCO Advisors' selection of Underlying Funds will not produce the desired results, and therefore the Portfolio may not achieve its investment objective.

            Underlying Fund Risks The value of your investment in the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Portfolio's allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees.

            Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Portfolio, are:

              .Market Risk          .Credit Risk        .Emerging Markets
              .Issuer Risk          .High Yield Risk    Risk
              .Value Securities     .Mortgage Risk      .Currency Risk
              Risk                  .Liquidity Risk     .Focused Investment
              .Growth Securities    .Derivatives Risk   Risk
              Risk                  .Foreign Investment .Leveraging Risk
              .Smaller Company      Risk                .Management Risk
              Risk
              .Interest Rate Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Portfolio.


                                                                 Prospectus    8

--------------------------------------------------------------------------------
Performance The following shows summary performance information for the Information Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of broad-based securities market indices and an index of mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Portfolio's Class A shares, which are offered in a different prospectus. This is because the Portfolio has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class A, Institutional Class and Administrative Class shares would have similar returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Class A performance would be lower than Institutional Class or Administrative Class performance because of the higher sales charges and/or expenses paid by Class A shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class and Administrative Class shares (2/26/99), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Portfolio's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            1/1/00-9/30/00 5.18%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)
                                                                           9.40%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '99)
                                                                          -2.40%

    [GRAPH]

'99       12.03%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                      1 Year      (9/30/98)(/5/)
            --------------------------------------------------------------------
         Class A                                        5.87%      13.02%
            --------------------------------------------------------------------
         Institutional Class                           12.71%      18.92%
            --------------------------------------------------------------------
         Administrative Class                          12.43%      18.62%
            --------------------------------------------------------------------
         Russell 3000 Index(/1/)                       20.89%      35.92%
            --------------------------------------------------------------------
         Lehman Brothers Aggregate Bond Index(/3/)     -0.82%      -0.39%
            --------------------------------------------------------------------
         Lipper Balanced Fund Average(/3/)              8.79%      16.57%
            --------------------------------------------------------------------
         Blended Index(/4/)                            13.12%      21.30%
            --------------------------------------------------------------------

            (1) The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
            (2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
            (3) The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
            (4) The Blended Index represents the blended performance of a hypothetical index developed by PIMCO Advisors made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. It is not possible to invest directly in these indices.
            (5) The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

9 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio

            Shareholder Fees (fees paid directly from your investment)
                                                         None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                          Other Expenses
                                                 ---------------------------------
                                  Distribution                                     Total Annual
                         Advisory and/or Service Administrative Underlying         Portfolio Operating
         Share Class     Fees     (12b-1) Fees   Fees(/1/)      Fund Expenses(/2/) Expenses(/1/)
            ------------------------------------------------------------------------------------------
         Institutional   None     None           0.15%          0.67%              0.82%
            ------------------------------------------------------------------------------------------
         Administrative  None     0.25%          0.15           0.67               1.07
            ------------------------------------------------------------------------------------------

            (1) The Administrative Fees for the Portfolio do not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, actual Administrative Fees will be 0.10%, and Total Annual Portfolio Operating Expenses are estimated to be as follows: Institutional Class - 0.77%; Administrative Class - 1.02%.
            (2) Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for the Portfolio are estimated based upon a recent allocation of the Portfolio's assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios-- Underlying Fund Expenses." Total Annual Portfolio Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund Expenses the Portfolio will incur. Actual Underlying Fund Expenses for the Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional         $ 84               $262               $455               $1,014
            -----------------------------------------------------------------------------------
         Administrative         109                340                590                1,306
            -----------------------------------------------------------------------------------

            Taking into account the Administrative Fees waiver described in footnote (1) above, the Examples for Years 1, 3, 5 and 10, respectively, are as follows: Institutional Class -- $79, $246, $427 and $973; Administrative Class -- $104, $324, $563 and $1,265.

                                                                   Prospectus 10

            30/70 Portfolio

--------------------------------------------------------------------------------
Principal   Investment             Allocation      Target    Range
Investments Objective              Strategy        30%       25%--35%
and         Seeks current          Underlying      70%       65%--75%
Strategies  income, with           Stock Funds
            long-term              Underlying
            capital                Bond Funds
            appreciation as
            a secondary
            objective

            Dividend
            Frequency
            Monthly
            The Portfolio seeks to achieve its investment objective by normally investing approximately 30% (within a range of 25%--35%) of its assets in Underlying Stock Funds and approximately 70% (within a range of 65%--75%) of its assets in Underlying Bond Funds. The Portfolio invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Please see "Asset Allocation Strategies" on page 3 for a summary of how the Asset Allocation Committee allocates and reallocates the Portfolio's assets among particular Underlying Funds.

              The Portfolio may concentrate investments in a particular
            Underlying Fund by investing more than 25% of its assets in that Fund.

              Based on the Portfolio's equity/fixed income allocation
            strategy, it might be suitable for an investor with a shorter time horizon who seeks a higher level of income combined with some potential for long-term capital appreciation and has a lower tolerance for risk and volatility.

--------------------------------------------------------------------------------
Principal   Allocation Risk The Portfolio's investment performance depends
Risks       upon how its assets are allocated and reallocated among particular
            Underlying Funds. A principal risk of investing in the Portfolio is that the Asset Allocation Committee's allocation techniques and decisions and/or PIMCO Advisors' selection of Underlying Funds will not produce the desired results, and therefore the Portfolio may not achieve its investment objective.

            Underlying Fund Risks The value of your investment in the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Portfolio's allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees.

            Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Portfolio, are:

              . Interest Rate    . Value Securities     . Emerging Markets
                Risk               Risk                   Risk
              . Credit Risk      . Growth Securities    . Currency Risk
              . High Yield Risk    Risk                 . Focused
              . Mortgage Risk    . Smaller Company        Investment Risk
              . Market Risk        Risk                 . Leveraging Risk
              . Issuer Risk      . Liquidity Risk       . Management Risk
                                 . Derivatives Risk
                                 . Foreign
                                   Investment Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Portfolio.

11 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance The following shows summary performance information for the Information Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of broad-based securities market indices and an index of mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Portfolio's Class A shares, which are offered in a different prospectus. This is because the Portfolio has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class A, Institutional Class and Administrative Class shares would have similar returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Class A performance would be lower than Institutional Class or Administrative Class performance because of the higher sales charges and/or expenses paid by Class A shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class and Administrative Class shares (2/26/99), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Portfolio's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            1/1/00-9/30/00 5.78%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)
                                                                           4.74%
                                                            --------------------
                                                            Lowest (1st Qtr.
                                                            '99)
                                                                          -1.43%

    [GRAPH]

'99        4.64%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                      1 Year     (9/30/98)(/4/)
            -------------------------------------------------------------------
         Class A                                      -0.07%      4.73%
            -------------------------------------------------------------------
         Institutional Class                           5.18%      9.22%
            -------------------------------------------------------------------
         Administrative Class                          4.92%      8.94%
            -------------------------------------------------------------------
         Lehman Brothers Aggregate Bond Index(/1/)    -0.82%     -0.39%
            -------------------------------------------------------------------
         Lipper General Bond Fund Average(/2/)         1.17%      2.88%
            -------------------------------------------------------------------
         Blended Index(/3/)                            6.00%     10.04%
            -------------------------------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
            (2) The Lipper General Bond Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that intend to keep most of their assets in corporate and government debt issues and do not have any quality or maturity restrictions. It does not take into account sales charges.
            (3) The Blended Index represents the blended performance of a hypothetical index developed by PIMCO Advisors made up of 24% Russell 3000 Index, 6% MSCI All Country World ex-U.S. Index and 70% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Lehman Brothers Aggregate Bond Index is described above. It is not possible to invest directly in these indices.
            (4) The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

                                                                   Prospectus 12

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Portfolio:
Portfolio

            Shareholder Fees (fees paid directly from your investment)
                                                         None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                          Other Expenses
                                                 ---------------------------------
                                  Distribution                                     Total Annual
                         Advisory and/or Service Administrative Underlying         Portfolio Operating
         Share Class     Fees     (12b-1) Fees   Fees(/1/)      Fund Expenses(/2/) Expenses(/1/)
            ------------------------------------------------------------------------------------------
         Institutional   None     None           0.15%          0.56%              0.71%
            ------------------------------------------------------------------------------------------
         Administrative  None     0.25%          0.15           0.56               0.96
            ------------------------------------------------------------------------------------------

            (1) The Administrative Fees for the Portfolio do not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, actual Administrative Fees will be 0.10%, and Total Annual Portfolio Operating Expenses are estimated to be as follows: Institutional Class - 0.66%; Administrative Class - 0.91%.
            (2) Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for the Portfolio are estimated based upon a recent allocation of the Portfolio's assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios-- Underlying Fund Expenses." Total Annual Portfolio Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund Expenses the Portfolio will incur. Actual Underlying Fund Expenses for the Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional         $73                $227               $395               $   883
            -----------------------------------------------------------------------------------
         Administrative         98                 306                531                 1,178
            -----------------------------------------------------------------------------------

            Taking into account the Administrative Fees waiver described in footnote (1) above, the Examples for Years 1, 3, 5 and 10, respectively, are as follows: Institutional Class -- $67, $211, $367 and $842; Administrative Class -- $93, $290, $503 and $1,138.

13 PIMCO Funds: Multi-Manager Series

            Summary of Principal Risks

            The value of an investment in a Portfolio changes with the values of that Portfolio's investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's investments as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries beginning on page 5 and are summarized in this section. There is no guarantee that a Portfolio will be able to achieve its investment objective.

            Allocation Risk

            Each Portfolio's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Portfolio's equity/fixed income allocation targets and ranges. A principal risk of investing in each Portfolio is that PIMCO Advisors' Asset Allocation Committee will make less than optimal or poor asset allocation decisions and/or that PIMCO Advisors will make less than optimal decisions in selecting the Underlying Funds in which the Portfolios invest. The Committee attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Portfolios, but there is no guarantee that the Committee's allocation techniques will produce the desired results. It is possible that the Committee and/or PIMCO Advisors will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in a Portfolio as a result of these allocation decisions.

            Underlying Fund Risks

            Because each Portfolio invests all of its assets in Underlying Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

              Each Portfolio's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with a particular Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Underlying Fund, which will vary. A Portfolio's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund.

              The following summarizes principal risks associated with
            investments in the Underlying Funds and, indirectly, with your investment in a Portfolio. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Market      The market price of securities owned by an Underlying Fund may go
Risk        up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock
            Funds are particularly sensitive to these market risks.

Issuer
Risk
            The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

                                                                   Prospectus 14

Value       Each Underlying Stock Fund may invest in companies that may not be
Securities  expected to experience significant earnings growth, but whose
Risk        securities the Fund's portfolio manager believes are selling at a price lower than their true value. PIMCO Equity Income, Renaissance, Value, Small-Cap Value, Capital Appreciation, Mid-Cap and Micro-Cap Funds and PIMCO Allianz Select International Fund place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth      Each Underlying Stock Fund may invest in equity securities of
Securities  companies that its portfolio manager believes will experience
Risk        relatively rapid earnings growth. PIMCO Growth, Target,
            Opportunity, Capital Appreciation, Mid-Cap, Micro-Cap and
            Innovation Funds and PIMCO Allianz Select International Fund place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller     The general risks associated with equity securities and liquidity
Company     risk are particularly pronounced for securities of companies with
Risk        market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.
            They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. PIMCO
            Opportunity, Micro-Cap, Small-Cap Value and Innovation Funds generally have substantial exposure to this risk. PIMCO Target and Mid-Cap Funds and PIMCO Allianz Select International Fund also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies. Smaller company risk also applies to fixed income securities issued by smaller companies and may affect certain investments of the Underlying Bond Funds.

Liquidity
Risk        Many of the Underlying Funds are subject to liquidity risk.
            Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Many of the Underlying Funds may, but are not required to, use a
Risk number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. An Underlying Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund's portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

              A description of the various derivative instruments in which the
            Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

              Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

              Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.


15 PIMCO Funds: Multi-Manager Series

              Liquidity Risk Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

              Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leveraging risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments.

              Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory considerations.

              Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of an Underlying Fund. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

              Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund's use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Foreign     Many Underlying Funds (in particular, PIMCO International,
(non-       Structured Emerging Markets, Tax-Efficient Structured Emerging
U.S.)       Markets, Global Bond, Foreign Bond and Emerging Markets Bond Funds
Investment  and PIMCO Allianz Select International Fund) invest in securities
Risk        of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). These Funds may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets.

              The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect an Underlying Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that an Underlying Fund invests a significant portion of its assets in a narrowly defined geographic area such as Eastern Europe, South Africa or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to an Underlying Fund's investment in foreign securities.


                                                                   Prospectus 16

              Certain Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Emerging    Certain Underlying Funds (in particular, PIMCO Structured Emerging
Markets     Markets, Tax-Efficient Structured Emerging Markets and Emerging
Risk        Markets Bond Funds) may invest in the securities of issuers based in countries with developing or "emerging market" economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency    Many Underlying Funds may invest directly in foreign currencies or
Risk        in securities that trade in, or receive revenues in, foreign currencies. To the extent that they do so, these Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. PIMCO Global Bond, Foreign Bond, Emerging Markets Bond,
            International, Structured Emerging Markets and Tax-Efficient
            Structured Emerging Markets Funds and PIMCO Allianz Select
            International Fund are particularly sensitive to currency risk.
            Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and its effect on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which Underlying Fund assets are denominated may be devalued against the U.S. dollar, resulting in a loss to such Funds.

Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies increases risk. PIMCO Global Bond, Foreign
Risk        Bond and Emerging Markets Bond Funds are "non-diversified," which means that they invest in a smaller number of issuers than diversified mutual funds. Other Underlying Funds also normally invest in a relatively small number of issuers. In addition, many
            Underlying Bond Funds may invest a substantial portion of their assets in the bonds of similar projects or from issuers in the same state. To the extent that they focus their investments, the Underlying Funds may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Underlying Fund's net asset value. Some of those investments also may present substantial credit or other risks. PIMCO
            International, Structured Emerging Markets, Tax-Efficient
            Structured Emerging Markets, Global Bond, Foreign Bond and
            Emerging Markets Bond Funds and PIMCO Allianz Select International
            Fund may be subject to increased risk to the extent they focus their assets in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, PIMCO Innovation Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because it normally concentrates its investments in those companies. Also, the Underlying Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

             Although each Portfolio normally invests in a number of different
            Underlying Funds, to the extent that a Portfolio concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates.

Leveraging  Leverage, including borrowing, will cause the value of an
Risk Underlying Fund's shares to be more volatile that if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain Underlying Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. An Underlying Fund's use of derivatives may also involve leverage. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.


17 PIMCO Funds: Multi-Manager Series

Interest    All of the Underlying Funds that invest in fixed income
Rate Risk   securities, and particularly the Underlying Bond Funds, are subject to interest rate risk. Changes in the market values of fixed income securities are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

             "Duration" is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations (e.g., PIMCO Money Market, Short-Term and Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

             Many Underlying Funds, including most of the Underlying Bond
            Funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Credit      All of the Underlying Funds are subject to credit risk. This is
Risk        the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflecting in credit ratings provided by rating agencies such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's
            Ratings Services ("S&P").

             The Underlying Funds that invest in fixed income securities
            (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

High        High yield securities (commonly known as "junk bonds") are fixed
Yield       income securities rated lower than Baa by Moody's or BBB by S&P,
Risk        or unrated securities determined to be of comparable quality.
            Underlying Bond Funds which invest in high yield securities (in particular, PIMCO High Yield and Emerging Markets Bond Funds) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that invest exclusively in higher quality fixed income securities (e.g., PIMCO Money Market and Long-Term U.S. Government Funds). These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments (credit risk).
            These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Bond Fund's ability to sell them (liquidity risk).

Mortgage    Most of the Underlying Bond Funds may invest in mortgage-related
Risk        securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is sometimes referred to as extension risk. In addition, mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is sometimes referred to as prepayment risk. Declining interest rates may tend to increase prepayments, and these prepayments would have to be reinvested at the then-prevailing lower interest rates.
            Therefore, an Underlying Fund that holds mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than Funds that invest in other types of fixed income securities of similar maturities.

                                                                  Prospectus 18

Management  Each Underlying Fund is subject to management risk because it is
Risk an actively managed investment portfolio. PIMCO Advisors, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), and the sub-advisers and individual portfolio managers of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

A Note on
PIMCO       Each Portfolio may invest in PIMCO StocksPLUS Fund. While the
StocksPLUS  investment objective of that Fund is to achieve a total return
Fund        which exceeds the total return performance of the S&P 500 Index, it does so by investing substantially all of its assets in a combination of equity-based (S&P 500 Index) derivative instruments, backed by a portfolio of fixed income securities.
            Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P
            500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.

19 PIMCO Funds: Multi-Manager Series

            Investment Objectives and Principal Investment Strategies

            The investment objective and principal investment strategies of each Portfolio are described below. There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the net asset value per share of each Portfolio will also vary.

             The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by PIMCO Advisors and/or its affiliates.

Portfolio   90/10 Portfolio seeks long-term capital appreciation. Under normal
Descriptionsconditions, approximately 90% of the Portfolio's assets will be allocated among Underlying Stock Funds and 10% among Underlying
            Bond Funds.

            60/40 Portfolio seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% of the Portfolio's assets will be allocated among Underlying Stock Funds and 40% among Underlying Bond Funds.

            30/70 Portfolio seeks current income. Long-term capital appreciation is a secondary objective. Under normal conditions, approximately 30% of the Portfolio's assets will be allocated among Underlying Stock Funds and 70% among Underlying Bond Funds.

             PIMCO Advisors serves as the investment adviser to the Portfolios and selects the Underlying Funds in which the Portfolios may invest. PIMCO Advisors' Asset Allocation Committee determines how each Portfolio allocates and reallocates its assets among the Underlying Funds selected by PIMCO Advisors according to the Portfolio's equity/fixed income allocation targets and ranges. Please see "Asset Allocation Strategies" in the Summary Information section above for a description of the allocation strategies and techniques used by the Committee. The table below illustrates the equity and fixed income allocation targets and typical ranges for each Portfolio under normal market conditions.

             Equity and Fixed Income Targets and Ranges
             (as a percentage of each Portfolio's total investments)

                                                             Typical
           PIMCO Funds                            Target     Allocation
           Asset Allocation Series                Allocation Range
               --------------------------------------------------------
           90/10 Portfolio
            Equity--Underlying Stock Funds        90%        80% - 100%
            Fixed Income--Underlying Bond Funds*  10%         0% -  20%
               --------------------------------------------------------
           60/40 Portfolio
            Equity--Underlying Stock Funds        60%        50% -  70%
            Fixed Income--Underlying Bond Funds*  40%        30% -  50%
               --------------------------------------------------------
           30/70 Portfolio
            Equity--Underlying Stock Funds        30%        25% -  35%
            Fixed Income--Underlying Bond Funds*  70%        65% -  75%

              * The Fixed Income portion may include a money market component through investments in PIMCO Money Market Fund.


              Each Portfolio invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that a Portfolio will invest in only some of the Underlying Funds at any particular time. A Portfolio's investment in a particular Underlying Fund may exceed 25% of the Portfolio's total assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. The particular Underlying Funds in which each Portfolio may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of each Portfolio's assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Portfolio's shareholders. Each Portfolio is also subject to certain investment restrictions that are described under "Investment Restrictions" in the Statement of Additional Information.

                                                                   Prospectus 20

Equity      The equity portion of each Portfolio will be allocated among a
Portion     number of Underlying Stock Funds which represent a broad range of
of the      equity-based asset classes and sub-classes and a variety of
Portfolios  investment objectives and strategies. By allocating assets among these Funds, the equity portions of the Portfolios can be diversified in multiple ways, including the following:

            By Investment Style/Category
              .Growth
              .Blend (Broad Market)
              .Value
              .Enhanced Index
              .Sector-Related

            By Region
              .U.S. Equities
              .International Developed Markets Equities
              .International Emerging Markets Equities

            By Size
              .Large-Cap
              .Mid-Cap
              .Small-Cap

            For a description of the Underlying Stock Funds and their investment objectives and strategies, please see "Underlying Funds."


Fixed       The fixed income portion of each Portfolio will be allocated among
Income      a number of Underlying Bond Funds which represent a broad range of
Portion     fixed income-based asset classes and sub-classes and a variety of
of the      investment objectives and strategies. By allocating assets among
Portfolios  these Funds, the fixed income portions of the Portfolios can be diversified in multiple ways, including the following:

            By Sector/Investment Specialty
              .Governments
              .Mortgages
              .Corporate
              .Inflation-Indexed

            By Region
              .U.S. Fixed Income
              .Developed Foreign Fixed Income
              .Emerging Markets Fixed Income

            By Credit Quality
              .Investment Grade/Money Market
              .Medium Grade
              .High Yield

            By Duration
              .Long-Term
              .Intermediate-Term
              .Short-Term

            For a description of the Underlying Bond Funds and their investment objectives and strategies, please see "Underlying Funds."

Temporary   In response to unfavorable market and other conditions, each
Defensive   Portfolio may invest up to 100% of its assets in PIMCO Money
Strategies  Market Fund (and may deviate from its asset allocation range) for temporary defensive purposes. A Portfolio may also borrow money for temporary or emergency purposes. These temporary strategies would be inconsistent with the Portfolio's investment objective and principal investment strategies and may adversely affect the Portfolio's ability to achieve its investment objective.

21 PIMCO Funds: Multi-Manager Series

Portfolio   A change in the securities held by a Portfolio is known as
Turnover    "portfolio turnover." Because PIMCO Advisors does not expect to reallocate the Portfolios' assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Portfolios are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios' indirectly bear the expenses associated with portfolio turnover of the Underlying
            Funds, a number of which have fairly high portfolio turnover rates
            (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Portfolios may also bear expenses directly or indirectly through sales of securities held by the Portfolios and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio's performance and the return to shareholders.


Changes     The investment objective, the equity/fixed income allocation
in          targets and ranges, and, unless otherwise noted, other investment
Investment policies of each Portfolio described in this Prospectus may be Objectives changed by the Board of Trustees without shareholder approval. If
and         there is a change in a Portfolio's investment objective,
Policies    allocation target or range, or other investment policies,
            shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial positions and needs.

                                                                   Prospectus 22

            Underlying Funds

            Each Portfolio invests all of its assets in Underlying Funds. Accordingly, each Portfolio's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory    PIMCO Advisors serves as investment adviser for each of the
ArrangementsUnderlying Stock Funds, except that its affiliate, Pacific
for the     Investment Management Company, is the sole investment adviser to
Underlying  PIMCO StocksPLUS Fund. The PIMCO Equity Advisors division of PIMCO
Funds       Advisors manages the investments of several of the Underlying
            Stock Funds. PIMCO Advisors retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include PIMCO/Allianz International Advisors LLC, Cadence Capital
            Management, NFJ Investment Group and Parametric Portfolio
            Associates, each of which is an affiliate of PIMCO Advisors, and Blairlogie Capital Management, which is not an affiliate. Pacific
            Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the Underlying
            Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Underlying  The following provides a concise description of the investment
Stock       objective, main investments and other information about each
Funds       Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

                                                                                     Approximate
               PIMCO                Investment            Main                       Number of
               Fund                 Objective             Investments                Holdings
 ---------------------------------------------------------------------------------------------------
  Growth Stock Growth               Long-term growth of   Common stocks of           35-40
  Funds                             capital;              companies with market
                                    income is an          capitalizations of at
                                    incidental            least $5 billion
                                    consideration
               -------------------------------------------------------------------------------------
               Target               Capital appreciation; Common stocks of           40-60
                                    no                    companies with market
                                    consideration is      capitalizations of
                                    given to income       between $1 billion and
                                                          $10 billion
               -------------------------------------------------------------------------------------
               Opportunity          Capital appreciation; Common stocks of           60-100
                                    no                    companies with market
                                    consideration is      capitalizations of
                                    given to income       between $100 million and
                                                          $2 billion
 ---------------------------------------------------------------------------------------------------
  Blend Stock  Capital Appreciation Growth of capital     Common stocks of           60-100
  Funds                                                   companies with market
                                                          capitalizations of at
                                                          least $1 billion that
                                                          have improving
                                                          fundamentals and whose
                                                          stock is reasonably
                                                          valued by the market
               -------------------------------------------------------------------------------------
               Mid-Cap              Growth of capital     Common stocks of           60-100
                                                          companies with market
                                                          capitalizations of more
                                                          than $500 million
                                                          (excluding the largest
                                                          200 companies) that have
                                                          improving fundamentals
                                                          and whose stock is
                                                          reasonably valued by the
                                                          market
               -------------------------------------------------------------------------------------
               Micro-Cap            Long-term growth of   Common stocks of           60-100
                                    capital               companies with market
                                                          capitalizations of less
                                                          than $250 million that
                                                          have improving
                                                          fundamentals and whose
                                                          stock is reasonably
                                                          valued by the market

23 PIMCO Funds: Multi-Manager Series

                                                                                           Approximate
                 PIMCO                    Investment            Main                       Number of
                 Fund                     Objective             Investments                Holdings
 ---------------------------------------------------------------------------------------------------------
  Value Stock    Equity Income            Current income as a   Income-producing common      40-50
  Funds                                   primary objective;    stocks of companies with
                                          long-term growth of   market capitalizations
                                          capital is a          of more than $2 billion
                                          secondary objective
                 -----------------------------------------------------------------------------------------
                 Renaissance              Long-term growth of   Common stocks of             50-80
                                          capital and income    companies with below-
                                                                average valuations whose
                                                                business fundamentals
                                                                are expected to improve
                 -----------------------------------------------------------------------------------------
                 Value                    Long-term growth of   Common stocks of              40
                                          capital and income    companies with market
                                                                capitalizations of more
                                                                than $5 billion and
                                                                below average valuations
                                                                whose business
                                                                fundamentals are
                                                                expected to improve
                 -----------------------------------------------------------------------------------------
                 Small-Cap Value          Long-term growth of   Common stocks of              100
                                          capital and income    companies with market
                                                                capitalizations of
                                                                between $100 million and
                                                                $1.5 billion and below-
                                                                average price-to-
                                                                earnings ratios relative
                                                                to the market and their
                                                                industry groups
 ---------------------------------------------------------------------------------------------------------
  Enhanced Index Tax-Efficient Equity     Maximum after-tax     A broadly diversified      More than
  Stock Funds                             growth of capital     portfolio of at least         200
                                                                200 common stocks of
                                                                companies represented in
                                                                the S&P 500 Index with
                                                                market capitalizations
                                                                of more than $5 billion
                 -----------------------------------------------------------------------------------------
                 Enhanced Equity          A total return which  Common stocks               100-200
                                          equals or exceeds the represented in the S&P
                                          total return          500 Index with market
                                          performance of an     capitalizations of more
                                          index (currently the  than $5 billion
                                          S&P 500 Index) that
                                          represents the
                                          performance of a
                                          reasonably broad
                                          spectrum of common
                                          stocks that are
                                          publicly traded in
                                          the U.S.
                 -----------------------------------------------------------------------------------------
                 StocksPLUS               Total return that     S&P 500 stock index           N/A
                                          exceeds that of the   derivatives backed by a
                                          S&P 500 Index         portfolio of short-term
                                                                fixed income securities
 ---------------------------------------------------------------------------------------------------------
  International  International            Capital appreciation  Common stocks of foreign    200-250
  Stock Funds                             through investment in (non-U.S.) issuers
                                          an international      (developed and emerging
                                          portfolio; income is  markets) with market
                                          an incidental         capitalizations of more
                                          consideration         than $500 million
                 -----------------------------------------------------------------------------------------
                 Allianz Select           Capital appreciation  Common stocks of             30-60
                 International                                  companies located
                                                                outside of the United
                                                                States with market
                                                                capitalizations of more
                                                                than $1 billion
                 -----------------------------------------------------------------------------------------
                 Structured Emerging      Long-term growth of   Common stocks of           More than
                 Markets                  capital               companies located in, or      300
                                                                whose principal business
                                                                operations are based in,
                                                                emerging markets
                 -----------------------------------------------------------------------------------------
                 Tax-Efficient Structured Long-term growth of   Common stocks of           More than
                 Emerging Markets         capital. The Fund     companies located in, or      300
                                          also seeks to achieve whose principal business
                                          higher after-tax      operations are based in,
                                          returns for its       emerging markets
                                          shareholders by using
                                          a variety of tax-
                                          efficient management
                                          strategies
 ---------------------------------------------------------------------------------------------------------
  Sector-Related Innovation               Capital appreciation; Common stocks of              40
  Stock Funds                             no consideration is   technology-related
                                          given to income       companies with market
                                                                capitalizations of more
                                                                than $200 million


                                                                   Prospectus 24

Underlying  The investment objective of each Underlying Bond Fund (except as
Bond        provided below) is to seek to realize maximum total return,
Funds       consistent with preservation of capital and prudent investment management. The "total return" sought by most of the Underlying
            Bond Funds will consist of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. "Real return" is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market
            Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

             The following provides a concise description of the main
            investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

                                                                                                                   Non-U.S. Dollar
                                                                                                                   Denominated
                         PIMCO Fund        Main Investments           Duration          Credit Quality(/1/)        Securities(/2/)
             ---------------------------------------------------------------------------------------------------------------------
          Short          Money Market      Money market instruments   Equal to/less than  Min 95% Aaa or Prime 1; 0%
          Duration Bond                                               90 days dollar-     equal to/less than
          Funds                                                       weighted average    5% Aa or Prime 2
                                                                      maturity
                      ------------------------------------------------------------------------------------------
                         Short-Term        Money market instruments   0-1 yr           B to Aaa; max 10%       0-5%
                                           and                                         below Baa
                                           short maturity fixed
                                           income
                                           securities
                      ------------------------------------------------------------------------------------------
                         Low Duration      Short maturity fixed       1-3 yrs          B to Aaa; max 10%       0-20%
                                           income                                      below Baa
                                           securities
             --------------------------------------------------------------------------------------------------------
          Intermediate   Moderate Duration Short and intermediate     2-5 yrs          B to Aaa; max 10%       0-20%
          Duration                         maturity                                    below Baa
          Bond Funds                       fixed income securities
                      ------------------------------------------------------------------------------------------
                         Total Return      Intermediate maturity      3-6 yrs          B to Aaa; max 10%       0-20%
                                           fixed                                       below Baa
                                           income securities
                      ------------------------------------------------------------------------------------------
                         Total Return II   Intermediate maturity      3-6 yrs          Baa to Aaa              0%
                                           fixed
                                           income securities with
                                           quality
                                           and non-U.S. issuer
                                           restrictions
             --------------------------------------------------------------------------------------------------------
          Long Duration  Long-Term U.S.    Long-term maturity fixed   Greater than/    A to Aaa                0%
          Bond Funds     Government        income                     equal to
                                           securities                 8 yrs.
             --------------------------------------------------------------------------------------------------------
          International  Global Bond       U.S. and non-U.S.          3-7 yrs          B to Aaa; max 10%       25-75%
          Bond Funds                       intermediate                                below Baa
                                           maturity fixed income
                                           securities
                      ------------------------------------------------------------------------------------------
                         Foreign Bond      Intermediate maturity      3-7 yrs          B to Aaa; max 10%       Greater than/
                                           hedged                                      below Baa               equal to 85%
                                           non-U.S. fixed income
                                           securities
                      ------------------------------------------------------------------------------------------
                         Emerging Markets  Emerging market fixed      0-8 yrs          B to Aaa                Greater than/
                         Bond              income                                                              equal to 80%
                                           securities
             --------------------------------------------------------------------------------------------------------
          High Yield     High Yield        Higher yielding fixed      2-6 yrs          B to Aaa; min 65%       0-15%
          Bond Funds                       income                                      below Baa
                                           securities
             --------------------------------------------------------------------------------------------------------
          Inflation      Real Return Bond  Inflation-indexed fixed    N/A              B to Aaa; max 10%       0-20%
          Indexed Bond                     income                                      below Baa
          Funds                            securities

            1. As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, de-termined by Pacific Investment Management Company to be of compa-rable quality.
            2. Percentage limitations relate to non-U.S. dollar-denominated securities for all Underlying Bond Funds except PIMCO Global Bond, Foreign Bond and Emerging Markets Bond Funds. Percentage limitations for these three Funds relate to securities of non-U.S. issuers, denominated in any currency. For the PIMCO High Yield Fund, the percentage limitation relates to euro-denominated securities. Each Underlying Bond Fund (except PIMCO Total Return II and Long-Term U.S. Government Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

              Each Underlying Bond Fund invests at least 65% of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

25 PIMCO Funds: Multi-Manager Series

Other       In addition to purchasing the securities listed above under "Main
Investment  Investments," some or all of the Underlying Funds may to varying
Practices   extents: lend portfolio securities; enter into repurchase
of the      agreements and reverse repurchase agreements; purchase and sell
Underlying  securities on a when-issued or delayed delivery basis; enter into
Funds       forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts.
            These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The
            Portfolios are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying
            Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-
            4648.

Additional
Underlying Funds
            In addition to the Funds listed above, a Portfolio may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of PIMCO Advisors and without shareholder approval.

            Other Risk Information

Potential   PIMCO Advisors has broad discretion to allocate and reallocate the
Conflicts   Portfolios' assets among the Underlying Funds consistent with the
of          Portfolios' investment objectives and policies and asset
Interest    allocation targets and ranges. Although PIMCO Advisors does not charge an investment advisory fee for its asset allocation services, PIMCO Advisors and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Portfolios invest. In this regard, PIMCO Advisors has a financial incentive to invest a Portfolio's assets in Underlying Funds with higher fees than other
            Funds, even if it believes that alternate investments would better serve the Portfolio's investment program. PIMCO Advisors is legally obligated to disregard that incentive in making asset allocation decisions for the Portfolios. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying
            Funds of the Trust.

            Management of the Portfolios

Investment
Adviser
and
Administrator
            PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolios. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Portfolios and the Portfolios' business affairs and other administrative matters.

              PIMCO Advisors is located at 800 Newport Center Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2000, PIMCO Advisors and its subsidiary partnerships had approximately $272 billion in assets under management.

              PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company, to provide various administrative and other services required by the Portfolios in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

                                                                 Prospectus   26

Asset       PIMCO Advisors selects the Underlying Funds in which the
Allocation  Portfolios may invest. PIMCO Advisors' Asset Allocation Committee
Committee   is responsible for determining how the Portfolios' assets are allocated and reallocated from time-to-time among the Underlying
            Funds selected by PIMCO Advisors. The following provides information about the individuals who comprise the Asset
            Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Portfolios.

          Asset Allocation
          Committee Member   Since     Recent Professional Experience
            ----------------------------------------------------------------------------------------------
          Udo Frank          May, 2000 Managing Director and Chief Investment Officer of Allianz Asset
                                       Advisory and Management GmbH, responsible for the entire investment area (since 1997), and Chief Executive Officer and Chief Investment
                                       Officer of Allianz PIMCO Asset Management. Previously, he served as the Chief Investment Officer of Allianz KAG since 1994.
          Kenneth W. Corba   May, 2000 Managing Director and Chief Investment Officer of the PIMCO Equity
                                       Advisors division of PIMCO Advisors and a Member of the Management
                                       Board of PIMCO Advisors. Prior to joining PIMCO Advisors, he was with Eagle Asset Management from 1995 to 1998, serving in various capacities including as Chief Investment Officer and Portfolio
                                       Manager. He was with Stein Roe & Farnham Inc. from 1984 to 1995, serving in various capacities including as Director of the Capital
                                       Management Group, Senior Vice President and Portfolio Manager.
          Colin Glinsman     May, 2000 Chief Investment Officer of Oppenheimer Capital since 1999.
                                       Previously, he served as a portfolio manager and research analyst at Oppenheimer Capital from 1989 to 1999.
          John Hague         May, 2000 Managing Director of Pacific Investment Management Company LLC,
                                       where he is a member of the Executive Committee and a senior member of the Portfolio Management and Investment Strategy Groups. He
                                       joined Pacific Investment Management Company LLC in 1987.
          John Loftus        May, 2000 Managing Director of Pacific Investment Management Company LLC,
                                       where he is a senior member of its Investment Strategy Group. He also heads the firm's product management area. He joined Pacific
                                       Investment Management Company LLC in 1986.

Advisory    The Portfolios do not pay any fees to PIMCO Advisors under the
Fees        Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The
            Portfolios do, however, indirectly pay their proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment
            Management Company by the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below.

Administrative
Fees
            Institutional Class and Administrative Class shareholders of each Portfolio pay an administrative fee to PIMCO Advisors, computed as a percentage of the Portfolio's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Institutional Class and Administrative Class shareholders and also bears the costs of most third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolios do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional Class and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

              Each Portfolio pays monthly administrative fees to PIMCO
            Advisors at an annual rate of 0.15% based on the average daily net assets attributable in the aggregate to the Portfolio's Institutional Class and Administrative Class shares. In order to reduce expenses, PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of each Portfolio until further notice. As a result, while the waiver is in effect, each Portfolio will pay administrative fees to PIMCO Advisors at the annual rate of 0.10%, calculated in the manner specified above. The Portfolios also indirectly pay their proportionate share of the administrative fees charged by PIMCO Advisors and Pacific Investment Management Company to the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below.

Underlying
Fund
Expenses The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level.

27 PIMCO Funds: Multi-Manager Series

              The Portfolios are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

              . The Portfolios do not pay any fees for asset allocation or advisory services under the Trust's investment advisory agreement.

              . The Underlying Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

              The following table summarizes the annual expenses borne by
            Institutional Class shareholders of the Underlying Funds (based on estimates for the current fiscal year). Because the Portfolios invest in Institutional Class shares of the Underlying Funds, shareholders of each Portfolio indirectly bear a proportionate share of these expenses, depending upon how the Portfolio's assets are allocated from time to time among the Underlying Funds. See "Fees and Expenses of the Portfolio" in each Portfolio Summary above.

                                    Annual Underlying Fund Expenses
                                    (Based on the average daily net assets
                                    attributable to a Fund's Institutional Class
                                    shares):
                                    Advisory Admini-       Other    Total Fund
           Underlying Fund          Fees     strative Fees Expenses Operating Expenses
               -----------------------------------------------------------------------
           PIMCO Growth             0.50%    0.25%         0.02%    0.77%
               -----------------------------------------------------------------------
           PIMCO Target             0.55     0.25          0.01     0.81
               -----------------------------------------------------------------------
           PIMCO Opportunity        0.65     0.25          0.01     0.91
               -----------------------------------------------------------------------
           PIMCO Capital
            Appreciation            0.45     0.25          0.01     0.71
               -----------------------------------------------------------------------
           PIMCO Mid-Cap            0.45     0.25          0.01     0.71
               -----------------------------------------------------------------------
           PIMCO Micro-Cap          1.25     0.25          0.01     1.51
               -----------------------------------------------------------------------
           PIMCO Equity Income      0.45     0.25          0.02     0.72
               -----------------------------------------------------------------------
           PIMCO Renaissance        0.60     0.25          0.00     0.85
               -----------------------------------------------------------------------
           PIMCO Value              0.45     0.25          0.00     0.70
               -----------------------------------------------------------------------
           PIMCO Small-Cap Value    0.60     0.25          0.01     0.86
               -----------------------------------------------------------------------
           PIMCO Tax-Efficient
            Equity                  0.45     0.25          0.01     0.71
               -----------------------------------------------------------------------
           PIMCO Enhanced Equity    0.45     0.25          0.01     0.71
               -----------------------------------------------------------------------
           PIMCO StocksPLUS         0.40     0.25          0.00     0.65
               -----------------------------------------------------------------------
           PIMCO International      0.55     0.50          0.08     1.13
               -----------------------------------------------------------------------
           PIMCO Allianz Select
            International           0.75     0.50          0.00     1.25
               -----------------------------------------------------------------------
           PIMCO Structured
            Emerging Markets        0.45     0.50          0.29     1.24
               -----------------------------------------------------------------------
           PIMCO Tax-Efficient
            Structured Emerging
            Markets                 0.45     0.50          0.05     1.00
               -----------------------------------------------------------------------
           PIMCO Innovation         0.65     0.25          0.00     0.90
               -----------------------------------------------------------------------
           PIMCO Money Market       0.15     0.20          0.00     0.35
               -----------------------------------------------------------------------
           PIMCO Short-Term         0.25     0.20          0.19     0.64
               -----------------------------------------------------------------------
           PIMCO Low Duration       0.25     0.18          0.08     0.51
               -----------------------------------------------------------------------
           PIMCO Moderate Duration  0.25     0.20          0.02     0.47
               -----------------------------------------------------------------------
           PIMCO Total Return       0.25     0.18          0.11     0.54
               -----------------------------------------------------------------------
           PIMCO Total Return II    0.25     0.25          0.00     0.50
               -----------------------------------------------------------------------
           PIMCO Long-Term U.S.
            Government              0.25     0.25          0.07     0.57
               -----------------------------------------------------------------------
           PIMCO Global Bond        0.25     0.30          0.16     0.71
               -----------------------------------------------------------------------
           PIMCO Foreign Bond       0.25     0.25          0.19     0.69
               -----------------------------------------------------------------------
           PIMCO Emerging Markets
            Bond                    0.45     0.40          0.04     0.89
               -----------------------------------------------------------------------
           PIMCO High Yield         0.25     0.25          0.00     0.50
               -----------------------------------------------------------------------
           PIMCO Real Return Bond   0.25     0.25          0.03     0.53

Distributor
            The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

                                                                   Prospectus 28

            Investment Options --
            Institutional Class and Administrative Class Shares

            The Trust offers investors Institutional Class and Administrative Class shares of the Portfolios in this Prospectus.

             The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares. Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

              . Service and Distribution (12b-1) Fees--Administrative Class
            Shares. The Trust has adopted an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Portfolio. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940 and is administered in accordance with that rule. However, shareholders do not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan.

             Each Plan allows the Portfolios to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             In combination, the Plans permit a Portfolio to make total reimbursements at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Institutional Class and
            Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.


29 PIMCO Funds: Multi-Manager Series

            Purchases, Redemptions and Exchanges

            Investors may purchase Institutional Class and Administrative
Purchasing  Class shares of the Portfolios at the relevant net asset value
Shares      ("NAV") of that class without a sales charge or other fee.

             Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Portfolios.

             Administrative Class shares are offered primarily through
            employee benefit plan alliances, broker-dealers and other intermediaries, and each Portfolio pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

             Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Portfolio and will not require a Portfolio to pay any type of administrative payment per participant account to any third party.

              . Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Portfolio. At the discretion of PIMCO Advisors, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of PIMCO Equity Advisors, PIMCO/Allianz International Advisors, Cadence, NFJ, Pacific Investment Management Company, Parametric and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

             The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

             The investment minimums discussed in this section do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

              . Timing of Purchase Orders and Share Price Calculations. A
            purchase order received by the Trust's transfer agent, National Financial Data Services (the "Transfer Agent"), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after the close of regular trading on the New York Stock Exchange will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

              . Initial Investment. Investors may open an account by
            completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

             Except as described below, an investor may purchase Institutional
            Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Portfolio and share class, amount being wired, and wiring bank name.

                                                                   Prospectus 30

             An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO Advisors or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

              . Additional Investments. An investor may purchase additional
            Institutional Class and Administrative Class shares of the Portfolios at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

              . Other Purchase Information. Purchases of a Portfolio's
            Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

             The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

             An investor should invest in the Portfolios for long-term
            investment purposes only. The Trust and PIMCO Advisors each reserves the right to restrict purchases of Portfolio shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

             Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

              . Retirement Plans. Shares of the Portfolios are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.


Redeeming     . Redemptions by Mail. An investor may redeem (sell)
Shares Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Portfolio from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

              . Redemptions by Telephone or Other Wire Communication. An
            investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com, or by other means of wire communication. Investors should state the Portfolio and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone, wire or e-mail, but must be confirmed in writing by an authorized party prior to processing.

             In electing a telephone redemption, the investor authorizes
            Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on

31 PIMCO Funds: Multi-Manager Series
            instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone, wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

             Shareholders may decline telephone exchange or redemption
            privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

             Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

              . Timing of Redemption Requests and Share Price Calculations. A
            redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Portfolio name, and must be executed or initialed by the appropriate signatories.

              . Other Redemption Information. Redemption proceeds will
            ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

             For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

             Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

             The Trust agrees to redeem shares of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. When shares are redeemed in kind, the redeeming shareholder may incur transaction costs upon the disposition of the securities received in the distribution.

                                                                   Prospectus 32

             Redemption of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or duing any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.


Exchange    An investor may exchange Institutional Class or Administrative
Privilege   Class shares of a Portfolio for shares of the same class of any other Portfolio or other series of the Trust that offers that class based on the respective NAVs of the shares involved, subject to any restrictions on exchanges set forth in the applicable
            Fund's or series' prospectus(es). An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-
            4648. An investor may also exchange shares of a Portfolio for shares of the same class of a series of PIMCO Funds: Pacific
            Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific
            Investment Management Company. Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

             An investor may exchange shares only with respect to Portfolios or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Portfolio and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Portfolio. Currently, the Trust limits the number of "round trip" exchanges investors may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Portfolio, subsequently exchanges those shares for shares of a different Portfolio or other PIMCO Fund, and then exchanges back into the originally purchased Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Portfolio) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Institutional Class and Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             The assets of each Portfolio consist of shares of the Underlying
            Funds, which are valued at their respective NAVs at the time of valuation of the Portfolios' shares. For purposes of calculating the NAV of Underlying Fund shares, portfolio securities and other assets of the Funds for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees of the Underlying Fund, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees or persons acting at the Board's direction.

             Underlying Fund investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of an Underlying Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar

33 PIMCO Funds: Multi-Manager Series
            may be affected significantly on a day that the New York Stock Exchange is closed. As a result, to the extent that a Portfolio invests in Underlying Funds that hold foreign securities, the NAV of the Portfolio's shares may change at times when you can not purchase, redeem or exchange shares.

             Portfolio and Underlying Fund shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Underlying Funds may value securities at fair value or estimate their value as determined in good faith by the Fund's Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Underlying Fund's Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Portfolio Distributions

            Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Portfolio shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Portfolio with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. The following shows when each Portfolio intends to declare and distribute income dividends to shareholders of record.

          Portfolio             At Least Annually           Quarterly           Monthly
            ---------------------------------------------------------------------------
          90/10 Portfolio               .
            ---------------------------------------------------------------------------
          60/40 Portfolio                                       .
            ---------------------------------------------------------------------------
          30/70 Portfolio                                                          .
            ---------------------------------------------------------------------------

             In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

             A Portfolio's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Portfolio at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Portfolio name(s) and wiring instructions. Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Portfolio distributions.

             For further information on distribution options, please contact the Trust at 1-800-927-4648.

            Tax Consequences

             . Taxes on Portfolio Distributions. A shareholder subject to U.S.
            federal income tax will be subject to tax on Portfolio distributions whether they are paid in cash or reinvested in additional shares of the Portfolios. For federal income tax purposes, Portfolio distributions will be taxable to the shareholder as either ordinary income or capital gains.

             Portfolio dividends (i.e., distributions of investment income)
            are taxable to shareholders as ordinary income. Federal taxes on Portfolio distributions of gains are determined by how long the Portfolio owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Portfolio owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Portfolio owned for 12 months or less will generally be taxable as ordinary income.

                                                                   Prospectus 34

             Portfolio distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Portfolio distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

             The Portfolios' use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation--Distributions" in the Statement of Additional Information.

             . Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Portfolio shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Portfolio for shares of another Portfolio or series of the Trust, the transaction will be treated as a sale of the first Portfolio's shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

             This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolios.


35 PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)

                                                                   Prospectus 36

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Institutional Class and Administrative Class shares of each Portfolio since the class of shares was first offered. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.


                 Net Asset             Net Realized/     Total    Dividends  Distributions
    Year or        Value      Net        Unrealized   Income from  from Net    from Net
    Period       Beginning Investment  Gain (Loss) on Investment  Investment   Realized
     Ended       of Period   Income     Investments   Operations    Income   Capital Gains
------------------------------------------------------------------------------------------
90/10 Portfolio
 Institutional
  Class
  06/30/00        $12.19     $0.59(a)      $0.86(a)      $1.45      $(0.19)     $(0.59)
  06/30/99 (b)     10.91      0.05(a)       1.23(a)       1.28        0.00        0.00
 Administrative
  Class
  06/30/00         12.18      0.56(a)       0.85(a)       1.41       (0.17)      (0.59)
  06/30/99 (b)     10.91      0.04(a)       1.23(a)       1.27        0.00        0.00
60/40 Portfolio
 Institutional
  Class
  06/30/00        $11.27     $0.63(a)      $0.45(a)      $1.08      $(0.41)     $(0.44)
  06/30/99 (b)     10.55      0.09(a)       0.73(a)       0.82       (0.10)       0.00
 Administrative
  Class
  06/30/00         11.27      0.60(a)       0.45(a)       1.05       (0.38)      (0.44)
  06/30/99 (b)     10.55      0.09(a)       0.72(a)       0.81       (0.09)       0.00
30/70 Portfolio
 Institutional
  Class
  06/30/00        $10.33     $0.64(a)      $0.11(a)      $0.75      $(0.53)     $(0.19)
  06/30/99 (b)     10.09      0.15(a)       0.23(a)       0.38       (0.14)       0.00
 Administrative
  Class
  06/30/00         10.33      0.61(a)       0.11(a)       0.72       (0.50)      (0.19)
  06/30/99 (b)     10.09      0.14(a)       0.23(a)       0.37       (0.13)       0.00

-------
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.
 (b) Commenced operations on February 26, 1999.

37 PIMCO Funds: Multi-Manager Series

                                                                          Ratio of Net
                                                               Ratio of    Investment
Tax Basis                Net Asset               Net Assets   Expenses to Income (Loss)
Return of      Total     Value End                 End of     Average Net  to Average     Portfolio
 Capital   Distributions of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
-----------------------------------------------------------------------------------------------------
  $0.00       $(0.78)     $12.86      12.20%         $13         0.10%        4.71%           18%
   0.00         0.00       12.19      11.73           11         0.10*        1.17*           48
   0.00        (0.76)      12.83      11.91           12         0.35         4.46            18
   0.00         0.00       12.18      11.64           11         0.35*        0.95*           48
  $0.00       $(0.85)     $11.50       9.90%         $57         0.10%        5.51%           44%
   0.00        (0.10)      11.27       7.80           11         0.10*        2.52 *          39
   0.00        (0.82)      11.50       9.63           12         0.35         5.26            44
   0.00        (0.09)      11.27       7.71           11         0.35*        2.44*           39
  $0.00       $(0.72)     $10.36       7.47%         $11         0.10%        6.19%           52%
   0.00        (0.14)      10.33       3.78           10         0.10*        4.20*           37
   0.00        (0.69)      10.36       7.21           11         0.35         5.95            52
   0.00        (0.13)      10.33       3.70           10         0.35*        4.03*           37

                                                                   Prospectus

                      (This page left blank intentionally)

                      (This page left blank intentionally)

                      (This page left blank intentionally)

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Funds:      PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Multi-      92660
Manager
Series

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Ropes & Gray, One International Place, Boston, MA 02110

            -------------------------------------------------------------------

                                                     Not part of the Prospectus

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds:
Multi-Manager Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mailing your request to publicinfo@sec.gov. Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File No. 811-6161

[PIMCO Logo appears here]

PIMCO Funds
849 Newport Center Drive
Suite 300
Newport Beach, CA 92660

PY000.11/00

NOVEMBER 1, 2000

                    PIMCO FUNDS PROSPECTUS


Share Classes       PIMCO Funds Asset Allocation Series consists of three
A     B     C       actively managed mutual funds that invest in a diversified portfolio of PIMCO Funds. In addition to broad diversification, each Portfolio provides access to the extensive asset allocation and investment management capabilities of PIMCO Advisors L.P. and its affiliates.


                    90/10 Portfolio
                    60/40 Portfolio
                    30/70 Portfolio

This cover is not part of the Prospectus.                  [LOGO OF PIMCO FUNDS]

            PIMCO Funds Prospectus

PIMCO       This Prospectus describes three actively managed mutual fund
Funds:      Portfolios offered by PIMCO Funds: Multi-Manager Series.
Multi-
Manager
Series


                 Asset Allocation Series -- 90/10 Portfolio


                 Asset Allocation Series -- 60/40 Portfolio

November         Asset Allocation Series -- 30/70 Portfolio
1, 2000

            Each Portfolio invests in a diversified portfolio of other PIMCO Funds. This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

Share
Classes
A, B
and C

            The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1 PIMCO Funds: Multi-Manager Series

            Table of Contents

         Summary Information................................................   3
         Portfolio Summaries
           90/10 Portfolio..................................................   5
           60/40 Portfolio..................................................   8
           30/70 Portfolio..................................................  11
         Summary of Principal Risks.........................................  14
         Investment Objectives and Principal Investment Strategies..........  20
         Underlying Funds...................................................  23
         Other Risk Information.............................................  26
         Management of the Portfolios.......................................  27
         Investment Options - Class A, B and C Shares ......................  29
         How Portfolio Shares Are Priced....................................  32
         How to Buy and Sell Shares.........................................  32
         Portfolio Distributions............................................  36
         Tax Consequences...................................................  37
         Financial Highlights...............................................  39

                                                                   Prospectus  2

            Summary Information

            The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income targets and ranges among certain Funds in the PIMCO Funds family. The Portfolios invest only in Funds in the PIMCO Funds family. The PIMCO Funds in which the Portfolios invest are called Underlying Funds or Funds in this Prospectus.

              Some of the Underlying Funds invest primarily in equity
            securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds. The Portfolios are named according to their equity/fixed income allocation targets. For instance, the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds and 10% of its assets in Underlying Bond Funds.

              The table below lists the investment objectives and compares the asset allocation strategies of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5, and are discussed in greater detail under "Investment Objectives and Principal Investment Strategies." A "Summary of Principal Risks" begins on page 14.

         PIMCO Funds
         Asset Allocation Series Investment Objective     Allocation Strategy
            ----------------------------------------------------------------------
         90/10 Portfolio         Long-term capital        Under normal conditions,
                                 appreciation             approximately 90% (range
                                                          of 80%-100%) of the
                                                          Portfolio's assets will
                                                          be allocated among
                                                          Underlying Stock Funds
                                                          and 10% (range of 0%-
                                                          20%) among Underlying
                                                          Bond Funds
            ----------------------------------------------------------------------
         60/40 Portfolio         Long-term capital        Under normal conditions,
                                 appreciation and         approximately 60% (range
                                 current income           of 50%-70%) of the
                                                          Portfolio's assets will
                                                          be allocated among
                                                          Underlying Stock Funds
                                                          and 40% (range of 30%-
                                                          50%) among Underlying
                                                          Bond Funds
            ----------------------------------------------------------------------
         30/70 Portfolio         Current income, with     Under normal conditions,
                                 long-term                approximately 30% (range
                                 capital appreciation as  of 25%-35%) of the
                                 a                        Portfolio's assets will
                                 secondary objective      be allocated among
                                                          Underlying Stock Funds
                                                          and 70% (range of 65%-
                                                          75%) among Underlying
                                                          Bond Funds

Risk/Return You should choose among the Portfolios based on personal Comparison investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the following chart gives some indication of the comparative risk/return potential of the Portfolios according to their equity/fixed income allocation targets and ranges. Note that these assumptions may not be correct in future market conditions and the chart may not accurately predict the actual comparative risk/return of the Portfolios under all market conditions.


                  90/10 Portfolio might be suitable if you have a relatively long time horizon, seek long-term capital appreciation potential and have a fairly high tolerance for risk and volatility.

                  60/40 Portfolio might be suitable if you have a medium-range time horizon, seek a balance of long-term capital appreciation potential and income and have medium tolerance for risk and volatility.

                  30/70 Portfolio might be suitable if you have a shorter time horizon, seek a higher level of income combined with some potential for long-term capital appreciation and have a lower tolerance for risk and volatility.


              It is possible to lose money on investments in the Portfolios.
            While each Portfolio provides a relatively high level of diversification in comparison to most mutual funds, a single Portfolio may not be suitable as a complete investment program. The fact that a Portfolio may have had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.


3 PIMCO Funds: Multi-Manager Series

Asset       PIMCO Advisors L.P. serves as the investment adviser to the
Allocation Portfolios. PIMCO Advisors selects the Underlying Funds in which Strategies the Portfolios may invest. PIMCO Advisors' Asset Allocation
            Committee determines how each Portfolio allocates and reallocates its assets among the Underlying Funds selected by PIMCO Advisors according to the Portfolio's equity/fixed income allocation targets and ranges. The Committee attempts to diversify each Portfolio's assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

              The major equity asset classes and sub-classes held by the
            Underlying Stock Funds include those categorized by investment style/category (growth, blend, value, enhanced index, sector-related), region (U.S. equities, international developed markets, international emerging markets), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed foreign fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

              Please see "Underlying Funds" in this Prospectus for a
            description of the Underlying Funds as categorized by their investment styles and main investments.

              The Portfolios may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Portfolio may invest in shares of the same Underlying Funds; however, the percentage of each Portfolio's assets so invested will vary depending on the Portfolio's investment objective. The Asset Allocation Committee does not allocate a Portfolio's assets according to a predetermined blend of particular Underlying Funds. Instead, the Committee meets regularly to determine the mix of Underlying Funds appropriate for each Portfolio by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, the Committee considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The Committee may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

              The Committee then allocates each Portfolio's assets among the
            Underlying Funds selected by PIMCO Advisors to fill out the asset class and sub-class weightings it has identified according to the Portfolio's equity/fixed income targets and ranges. The Committee has the flexibility to reallocate each Portfolio's assets in varying percentages among any or all of the Underlying Funds selected by PIMCO Advisors based on the Committee's ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

"Fund of    The term "fund of funds" is used to describe mutual funds, such as
Funds"      the Portfolios, that pursue their investment objectives by
Structure   investing in other mutual funds. Your cost of investing in a
and         Portfolio will generally be higher than the cost of investing in a
Expenses    mutual fund that invests directly in individual stocks and bonds.
            By investing in a Portfolio, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Portfolio invests in addition to the Portfolio's direct fees and expenses.
            In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Portfolio   The following Portfolio Summaries identify each Portfolio's
Descriptionsinvestment objective, principal investments and strategies,
and Fees    principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Portfolios begins after the Portfolio
            Summaries. A fuller discussion of the Portfolios' investment strategies and related information is included under "Investment
            Objectives and Principal Investment Strategies" in this
            Prospectus.

                                                                   Prospectus  4

            90/10 Portfolio

--------------------------------------------------------------------------------


Principal   Investment
Investments Objective
and                           Allocation
Strategies                    Strategy          Target  Range

            Seeks long-term   Underlying Stock
            capital            Funds             90%    80%-100%
            appreciation      Underlying Bond
                               Funds             10%     0%-20%
            Dividend
            Frequency
            At least annually


            The Portfolio seeks to achieve its investment objective by normally investing approximately 90% (within a range of 80%-100%) of its assets in Underlying Stock Funds and approximately 10% (within a range of 0%-20%) of its assets in Underlying Bond Funds. The Portfolio invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

              Please see "Asset Allocation Strategies" on page 3 for a summary of how the Asset Allocation Committee allocates and reallocates the Portfolio's assets among particular Underlying Funds.

              The Portfolio may concentrate investments in a particular
            Underlying Fund by investing more than 25% of its assets in that Fund.

              Based on the Portfolio's equity/fixed income allocation
            strategy, it might be suitable for an investor with a relatively long time horizon who seeks long-term capital appreciation potential and has a fairly high tolerance for risk and volatility.

--------------------------------------------------------------------------------
Principal   Allocation Risk The Portfolio's investment performance depends
Risks       upon how its assets are allocated and reallocated among particular
            Underlying Funds. A principal risk of investing in the Portfolio is that the Asset Allocation Committee's allocation techniques and decisions and/or PIMCO Advisors' selection of Underlying Funds will not produce the desired results, and therefore the Portfolio may not achieve its investment objective.

            Underlying Fund Risks The value of your investment in the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Portfolio's allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.

            Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Portfolio, are:

              .Market Risk           .Derivatives Risk    .Interest Rate Risk
              .Issuer Risk           .Foreign Investment Risk
                                                          .Credit Risk
              .Value Securities Risk .Emerging Markets Risk
                                                          .High Yield Risk
              .Growth Securities Risk.Currency Risk       .Mortgage Risk
              .Smaller Company Risk  .Focused Investment Risk
                                                          .Management Risk
              .Liquidity Risk        .Leveraging Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Portfolio.

5 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance Shown below is summary performance information for the Portfolio Information in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of broad-based securities market indices and an index of mutual funds. The bar chart and the information to its right show performance of the Portfolio's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class A

                                                             More Recent
                                                             Return
                                                             Information
                                                             1/1/00-9/30/00
                                                                          4.52%

                                                             Highest and
                                                             Lowest Quarter
                                                             Returns
                                                             (for periods
                                                             shown in the bar
                                                             chart)
                                                             ------------------
                                                             Highest (10/1/99-
                                                             12/31/99)
                                                                         14.32%
                                                             ------------------
                                                             Lowest (7/1/99-
                                                             9/30/99)
                                                                         -3.86%

    [GRAPH]       Calendar Year End (through 12/31)

'99       19.00%


            Average Annual Total Returns (for periods ended 12/31/99)

                                                          Portfolio Inception
                                                   1 Year (9/30/98)(/4/)
            -----------------------------------------------------------------
         Class A                                   12.50% 22.17%
            -----------------------------------------------------------------
         Class B                                   13.13% 23.89%
            -----------------------------------------------------------------
         Class C                                   17.02% 26.82%
            -----------------------------------------------------------------
         Russell 3000 Index(/1/)                   20.89% 35.92%
            -----------------------------------------------------------------
         Lipper Multi-Cap Core Funds Average(/2/)  20.63% 35.90%
            -----------------------------------------------------------------
         Blended Index(/3/)                        20.54% 33.44%
            -----------------------------------------------------------------

            (1) The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Blended Index represents the blended performance of a hypothetical index developed by PIMCO Advisors made up of 72% Russell 3000 Index, 18% MSCI All Country World ex-U.S. Index and 10% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index is described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in these indices.
            (4) The Portfolio began operations on 9/30/98. Index comparisons begin on 9/30/98.

                                                                   Prospectus  6

--------------------------------------------------------------------------------
Fees and   These tables describe the fees and expenses you may pay if you buy
Expenses   and hold Class A, B or C shares of the Portfolio:
of the
Portfolio

           Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                          Other Expenses
                                                 ---------------------------------
                               Distribution                                        Total Annual
                      Advisory and/or Service    Administrative Underlying         Portfolio Operating
         Share Class  Fees     (12b-1) Fees(/1/) Fees(/2/)      Fund Expenses(/3/) Expenses
            ------------------------------------------------------------------------------------------
         Class A      None     0.25%             0.40%          0.78%              1.43%
            ------------------------------------------------------------------------------------------
         Class B      None     1.00              0.40           0.78               2.18
            ------------------------------------------------------------------------------------------
         Class C      None     1.00              0.40           0.78               2.18
            ------------------------------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) The Administrative Fees are subject to a reduction of 0.05% on average net assets attributable in the aggregate to the Portfolio's Class A, B and C shares in excess of $2.5 billion.
            (3) Based on estimated expenses for the current fiscal year.
                Underlying Fund Expenses for the Portfolio are estimated based upon a recent allocation of the Portfolio's assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios--Underlying Fund Expenses." Total Annual Portfolio Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund Expenses the Portfolio will incur. Actual Underlying Fund Expenses for the Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.


            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $688             $978             $1,289           $2,169            $688   $978   $1,289 $2,169
            -----------------------------------------------------------------------------------------------------------
         Class B       721              982              1,369            2,228             221    682    1,169  2,228
            -----------------------------------------------------------------------------------------------------------
         Class C       321              682              1,169            2,513             221    682    1,169  2,513
            -----------------------------------------------------------------------------------------------------------

7 PIMCO Funds: Multi-Manager Series

            60/40 Portfolio

--------------------------------------------------------------------------------
Principal   Investment
Investments Objective
and
Strategies  Seeks long-term
            capital           Allocation
            appreciation and  Strategy          Target  Range
            current income
                              Underlying Stock
            Dividend          Funds             60%   50%-70%
            Frequency         Underlying Bond
            Quarterly         Funds             40%   30%-50%


            The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Bond Funds. The Portfolio invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

              Please see "Asset Allocation Strategies" on page 3 for a summary of how the Asset Allocation Committee allocates and reallocates the Portfolio's assets among particular Underlying Funds.

              The Portfolio may concentrate investments in a particular
            Underlying Fund by investing more than 25% of its assets in that Fund.

              Based on the Portfolio's equity/fixed income allocation
            strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

--------------------------------------------------------------------------------
Principal   Allocation Risk The Portfolio's investment performance depends
Risks       upon how its assets are allocated and reallocated among particular
            Underlying Funds. A principal risk of investing in the Portfolio is that the Asset Allocation Committee's allocation techniques and decisions and/or PIMCO Advisors' selection of Underlying Funds will not produce the desired results, and therefore the Portfolio may not achieve its investment objective.

            Underlying Fund Risks The value of your investment in the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Portfolio's allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.

            Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Portfolio, are:

              .Market Risk           .Credit Risk         .Emerging Markets
              .Issuer Risk           .High Yield Risk      Risk
              .Value Securities Risk .Mortgage Risk       .Currency Risk
              .Growth Securities Risk.Liquidity Risk      .Focused Investment
              .Smaller Company Risk  .Derivatives Risk     Risk
              .Interest Rate Risk                         .Leveraging Risk
                                     .Foreign Investment
                                      Risk                .Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Portfolio.

                                                                   Prospectus  8

--------------------------------------------------------------------------------
Performance Shown below is summary performance information for the Portfolio Information in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of broad-based securities market indices and an index of mutual funds. The bar chart and the information to its right show performance of the Portfolio's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            1/1/00-9/30/00
                                                                           5.18%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            -------------------
                                                            Highest (10/1/99-
                                                            12/31/99)
                                                                          9.40%
                                                            -------------------
                                                            Lowest (7/1/99-
                                                            9/30/99)
                                                                         -2.40%

    [GRAPH]      Calendar Year End (through 12/31)

'99       12.03%


            Average Annual Total Returns (for periods ended 12/31/99)

                                                           Portfolio Inception
                                                    1 Year (9/30/98)(/5/)
            ------------------------------------------------------------------
         Class A                                     5.87% 13.02%
            ------------------------------------------------------------------
         Class B                                     6.10% 14.25%
            ------------------------------------------------------------------
         Class C                                    10.13% 17.35%
            ------------------------------------------------------------------
         Russell 3000 Index(/1/)                    20.89% 35.92%
            ------------------------------------------------------------------
         Lehman Brothers Aggregate Bond Index(/2/)  -0.82% -0.39%
            ------------------------------------------------------------------
         Lipper Balanced Fund Average(/3/)           8.79% 16.57%
            ------------------------------------------------------------------
         Blended Index(/4/)                         13.12% 21.30%
            ------------------------------------------------------------------

            (1) The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
            (2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
            (3) The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
            (4) The Blended Index represents the blended performance of a hypothetical index developed by PIMCO Advisors made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. It is not possible to invest directly in these indices.
            (5) The Portfolio began operations on 9/30/98. Index comparisons begin on 9/30/98.

9  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Portfolio:
of the
Portfolio
            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.


                                                          Other Expenses
                                                 ---------------------------------
                               Distribution                                        Total Annual
                      Advisory and/or Service    Administrative Underlying         Portfolio Operating
         Share Class  Fees     (12b-1) Fees(/1/) Fees(/2/)      Fund Expenses(/3/) Expenses
            ------------------------------------------------------------------------------------------
         Class A      None     0.25%             0.40%          0.67%              1.32%
            ------------------------------------------------------------------------------------------
         Class B      None     1.00              0.40           0.67               2.07
            ------------------------------------------------------------------------------------------
         Class C      None     1.00              0.40           0.67               2.07
            ------------------------------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) The Administrative Fees are subject to a reduction of 0.05% on average net assets attributable in the aggregate to the Portfolio's Class A, B and C shares in excess of $2.5 billion.
            (3) Based on estimated expenses for the current fiscal year.
                Underlying Fund Expenses for the Portfolio are estimated based upon a recent allocation of the Portfolio's assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios--Underlying Fund Expenses." Total Annual Portfolio Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund Expenses the Portfolio will incur. Actual Underlying Fund Expenses for the Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $677             $945             $1,234           $2,053            $677   $945   $1,234 $2,053
            -----------------------------------------------------------------------------------------------------------
         Class B       710              949              1,314            2,112             210    649    1,114  2,112
            -----------------------------------------------------------------------------------------------------------
         Class C       310              649              1,114            2,400             210    649    1,114  2,400
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 10

            30/70 Portfolio

--------------------------------------------------------------------------------


Principal   Investment
Investments Objective
and         Seeks current     Allocation
Strategies  income, with      Strategy          Target  Range
            long-term capital
            appreciation as a Underlying Stock
            secondary          Funds             30%   25%-35%
            objective         Underlying Bond
                               Funds             70%   65%-75%
            Dividend
            Frequency
            Monthly


            The Portfolio seeks to achieve its investment objective by normally investing approximately 30% (within a range of 25%-35%) of its assets in Underlying Stock Funds and approximately 70% (within a range of 65%-75%) of its assets in Underlying Bond Funds. The Portfolio invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

              Please see "Asset Allocation Strategies" on page 3 for a summary of how the Asset Allocation Committee allocates and reallocates the Portfolio's assets among particular Underlying Funds.

              The Portfolio may concentrate investments in a particular
            Underlying Fund by investing more than 25% of its assets in that Fund.

              Based on the Portfolio's equity/fixed income allocation
            strategy, it might be suitable for an investor with a shorter time horizon who seeks a higher level of income combined with some potential for long-term capital appreciation and has a lower tolerance for risk and volatility.

--------------------------------------------------------------------------------
Principal   Allocation Risk The Portfolio's investment performance depends
Risks       upon how its assets are allocated and reallocated among particular
            Underlying Funds. A principal risk of investing in the Portfolio is that the Asset Allocation Committee's allocation techniques and decisions and/or PIMCO Advisors' selection of Underlying Funds will not produce the desired results, and therefore the Portfolio may not achieve its investment objective.

            Underlying Fund Risks The value of your investment in the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Portfolio's allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.

            Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Portfolio, are:

              .Interest Rate Risk .Value Securities Risk  .Emerging Markets
              .Credit Risk        .Growth Securities Risk Risk
              .High Yield Risk    .Smaller Company Risk   .Currency Risk
              .Mortgage Risk      .Liquidity Risk         .Focused Investment
              .Market Risk        .Derivatives Risk       Risk
              .Issuer Risk        .Foreign Investment Risk.Leveraging Risk

                                                          .Management Risk
            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Portfolio.

11 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance Shown below is summary performance information for the Portfolio Information in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of broad-based securities market indices and an index of mutual funds. The bar chart and the information to its right show performance of the Portfolio's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            1/1/00-9/30/00 5.78%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)
                                                                           4.74%
                                                            --------------------
                                                            Lowest (1/1/99-
                                                            3/31/99)
                                                                          -1.43%

    [GRAPH]       Calendar Year End (through 12/31)

'99        4.64%


            Average Annual Total Returns (for periods ended 12/31/99)

                                                            Portfolio Inception
                                                    1 Year  (9/30/98)(/4/)
            -------------------------------------------------------------------
         Class A                                    -0.07%    4.73%
            -------------------------------------------------------------------
         Class B                                    -1.10%    4.66%
            -------------------------------------------------------------------
         Class C                                     2.91%    7.82%
            -------------------------------------------------------------------
         Lehman Brothers Aggregate Bond Index(/1/)  -0.82%   -0.39%
            -------------------------------------------------------------------
         Lipper General Bond Fund Average(/2/)        1.17%    2.88%
            -------------------------------------------------------------------
         Blended Index(/3/)                           6.00%   10.04%
            -------------------------------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
            (2) The Lipper General Bond Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that intend to keep most of their assets in corporate and government debt issues and do not have any quality or maturity restrictions. It does not take into account sales charges.
            (3) The Blended Index represents the blended performance of a hypothetical index developed by PIMCO Advisors made up of 24% Russell 3000 Index, 6% MSCI All Country World ex-U.S. Index and 70% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Lehman Brothers Aggregate Bond Index is described above. It is not possible to invest directly in these indices.
            (4) The Portfolio began operations on 9/30/98. Index comparisons begin on 9/30/98.

                                                                   Prospectus 12

--------------------------------------------------------------------------------
            These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Portfolio:

Fees and    Shareholder Fees (fees paid directly from your investment)
Expenses
of the
Portfolio

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  4.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                          Other Expenses
                                                 ---------------------------------
                               Distribution                                        Total Annual
                      Advisory and/or Service    Administrative Underlying         Portfolio Operating
         Share Class  Fees     (12b-1) Fees(/1/) Fees(/2/)      Fund Expenses(/3/) Expenses
            ------------------------------------------------------------------------------------------
         Class A      None     0.25%             0.40%          0.56%              1.21%
            ------------------------------------------------------------------------------------------
         Class B      None     1.00              0.40           0.56               1.96
            ------------------------------------------------------------------------------------------
         Class C      None     1.00              0.40           0.56               1.96
            ------------------------------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) The Administrative Fees are subject to a reduction of 0.05% on average net assets attributable in the aggregate to the Portfolio's Class A, B, and C shares in excess of $2.5 billion.
            (3) Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for the Portfolio are estimated based upon a recent allocation of the Portfolio's assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios-- Underlying Fund Expenses." Total Annual Portfolio Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund Expenses the Portfolio will incur. Actual Underlying Fund Expenses for the Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.


            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $568             $817             $1,085           $1,850            $568   $817   $1,085 $1,850
            -----------------------------------------------------------------------------------------------------------
         Class B       699              915              1,257            1,995             199    615    1,057  1,995
            -----------------------------------------------------------------------------------------------------------
         Class C       299              615              1,057            2,285             199    615    1,057  2,285
            -----------------------------------------------------------------------------------------------------------

13 PIMCO Funds: Multi-Manager Series

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's investments as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries beginning on page 5 and are summarized in this section. There is no guarantee that a Portfolio will be able to achieve its investment objective.

            Allocation Risk

            Each Portfolio's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Portfolio's equity/fixed income allocation targets and ranges. A principal risk of investing in each Portfolio is that PIMCO Advisors' Asset Allocation Committee will make less than optimal or poor asset allocation decisions and/or that PIMCO Advisors will make less than optimal decisions in selecting the Underlying Funds in which the Portfolios invest. The Committee attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Portfolios, but there is no guarantee that the Committee's allocation techniques will produce the desired results. It is possible that the Committee and/or PIMCO Advisors will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in a Portfolio as a result of these allocation decisions.

            Underlying Fund Risks

            Because each Portfolio invests all of its assets in Underlying Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

              Each Portfolio's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with a particular Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Underlying Fund, which will vary. A Portfolio's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund.

              The following summarizes principal risks associated with
            investments in the Underlying Funds and, indirectly, with your investment in a Portfolio. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Market      The market price of securities owned by an Underlying Fund may go
Risk        up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock
            Funds are particularly sensitive to these market risks.

Issuer
Risk
            The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

                                                                   Prospectus 14

Value       Each Underlying Stock Fund may invest in companies that may not be
Securities  expected to experience significant earnings growth, but whose
Risk        securities the Fund's portfolio manager believes are selling at a price lower than their true value. PIMCO Equity Income, Renaissance, Value, Small-Cap Value, Capital Appreciation, Mid-Cap and Micro-Cap Funds and PIMCO Allianz Select International Fund place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth      Each Underlying Stock Fund may invest in equity securities of
Securities  companies that its portfolio manager believes will experience
Risk        relatively rapid earnings growth. PIMCO Growth, Target,
            Opportunity, Capital Appreciation, Mid-Cap, Micro-Cap and
            Innovation Funds and PIMCO Allianz Select International Fund place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller     The general risks associated with equity securities and liquidity
Company     risk are particularly pronounced for securities of companies with
Risk        market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.
            They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. PIMCO
            Opportunity, Micro-Cap, Small-Cap Value and Innovation Funds generally have substantial exposure to this risk. PIMCO Target and Mid-Cap Funds and PIMCO Allianz Select International Fund also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies. Smaller company risk also applies to fixed income securities issued by smaller companies and may affect certain investments of the Underlying Bond Funds.

Liquidity   Many of the Underlying Funds are subject to liquidity risk.
Risk        Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price.
            Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives
Risk Many of the Underlying Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. An Underlying Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund's portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

              A description of the various derivative instruments in which the
            Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

              Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

              Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.


15 PIMCO Funds: Multi-Manager Series

              Liquidity Risk Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

              Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leveraging risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments.

              Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory considerations.

              Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of an Underlying Fund. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

              Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund's use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Foreign     Many Underlying Funds (in particular, PIMCO International,
(non-       Structured Emerging Markets, Tax-Efficient Structured Emerging
U.S.)       Markets, Global Bond, Foreign Bond and Emerging Markets Bond Funds
Investment  and PIMCO Allianz Select International Fund) invest in securities
Risk        of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). These Funds may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets.

              The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect an Underlying Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that an Underlying Fund invests a significant portion of its assets in a narrowly defined geographic area such as Eastern Europe, South Africa or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to an Underlying Fund's investment in foreign securities.


                                                                   Prospectus 16

              Certain Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Emerging    Certain Underlying Funds (in particular, PIMCO Structured Emerging
Markets     Markets, Tax-Efficient Structured Emerging Markets and Emerging
Risk        Markets Bond Funds) may invest in the securities of issuers based in countries with developing or "emerging market" economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency    Many Underlying Funds may invest directly in foreign currencies or
Risk        in securities that trade in, or receive revenues in, foreign currencies. To the extent that they do so, these Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. PIMCO Global Bond, Foreign Bond, Emerging Markets Bond,
            International, Structured Emerging Markets and Tax-Efficient
            Structured Emerging Markets Funds and PIMCO Allianz Select
            International Fund are particularly sensitive to currency risk.
            Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and its effect on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which Underlying Fund assets are denominated may be devalued against the U.S. dollar, resulting in a loss to such Funds.

Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies increases risk. PIMCO Global Bond, Foreign
Risk        Bond and Emerging Markets Bond Funds are "non-diversified," which means that they invest in a smaller number of issuers than diversified mutual funds. Other Underlying Funds also normally invest in a relatively small number of issuers. In addition, many
            Underlying Bond Funds may invest a substantial portion of their assets in the bonds of similar projects or from issuers in the same state. To the extent that they focus their investments, the Underlying Funds may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Underlying Fund's net asset value. Some of those investments also may present substantial credit or other risks. PIMCO
            International, Structured Emerging Markets, Tax-Efficient
            Structured Emerging Markets, Global Bond, Foreign Bond and
            Emerging Markets Bond Funds and PIMCO Allianz Select International
            Fund may be subject to increased risk to the extent they focus their assets in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, PIMCO Innovation Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because it normally concentrates its investments in those companies. Also, the Underlying Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

             Although each Portfolio normally invests in a number of different
            Underlying Funds, to the extent that a Portfolio concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates.

Leveraging  Leverage, including borrowing, will cause the value of an
Risk Underlying Fund's shares to be more volatile that if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain Underlying Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings,

17 PIMCO Funds: Multi-Manager Series
            the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. An Underlying Fund's use of derivatives may also involve leverage. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Interest    All of the Underlying Funds that invest in fixed income
Rate Risk   securities, and particularly the Underlying Bond Funds, are subject to interest rate risk. Changes in the market values of fixed income securities are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

             "Duration" is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations (e.g., PIMCO Money Market, Short-Term and Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

             Many Underlying Funds, including most of the Underlying Bond
            Funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Credit      All of the Underlying Funds are subject to credit risk. This is
Risk        the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflecting in credit ratings provided by rating agencies such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's
            Ratings Services ("S&P").

             The Underlying Funds that invest in fixed income securities
            (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

High        High yield securities (commonly known as "junk bonds") are fixed
Yield       income securities rated lower than Baa by Moody's or BBB by S&P,
Risk        or unrated securities determined to be of comparable quality.
            Underlying Bond Funds which invest in high yield securities (in particular, PIMCO High Yield and Emerging Markets Bond Funds) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that invest exclusively in higher quality fixed income securities (e.g., PIMCO Money Market and Long-Term U.S. Government Funds). These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments (credit risk).
            These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Bond Fund's ability to sell them (liquidity risk).

Mortgage    Most of the Underlying Bond Funds may invest in mortgage-related
Risk        securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is sometimes referred to as extension risk. In addition, mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is sometimes referred to as prepayment

                                                                   Prospectus 18
            risk. Declining interest rates may tend to increase prepayments, and these prepayments would have to be reinvested at the then-prevailing lower interest rates. Therefore, an Underlying Fund that holds mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than Funds that invest in other types of fixed income securities of similar maturities.

Management
Risk Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), and the sub-advisers and individual portfolio managers of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

A Note on   Each Portfolio may invest in PIMCO StocksPLUS Fund. While the
PIMCO       investment objective of that Fund is to achieve a total return
StocksPLUS  which exceeds the total return performance of the S&P 500 Index,
Fund        it does so by investing substantially all of its assets in a combination of equity-based (S&P 500 Index) derivative instruments, backed by a portfolio of fixed income securities.
            Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P
            500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.

19 PIMCO Funds: Multi-Manager Series

            Investment Objectives and Principal Investment Strategies

            The investment objective and principal investment strategies of each Portfolio are described below. There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the net asset value per share of each Portfolio will also vary.

             The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by PIMCO Advisors and/or its affiliates.

Portfolio   90/10 Portfolio seeks long-term capital appreciation. Under normal
Descriptionsconditions, approximately 90% of the Portfolio's assets will be allocated among Underlying Stock Funds and 10% among Underlying
            Bond Funds.

            60/40 Portfolio seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% of the Portfolio's assets will be allocated among Underlying Stock Funds and 40% among Underlying Bond Funds.

            30/70 Portfolio seeks current income. Long-term capital appreciation is a secondary objective. Under normal conditions, approximately 30% of the Portfolio's assets will be allocated among Underlying Stock Funds and 70% among Underlying Bond Funds.

             PIMCO Advisors serves as the investment adviser to the Portfolios and selects the Underlying Funds in which the Portfolios may invest. PIMCO Advisors' Asset Allocation Committee determines how each Portfolio allocates and reallocates its assets among the Underlying Funds selected by PIMCO Advisors according to the Portfolio's equity/fixed income allocation targets and ranges. Please see "Asset Allocation Strategies" in the Summary Information section above for a description of the allocation strategies and techniques used by the Committee. The table below illustrates the equity and fixed income allocation targets and typical ranges for each Portfolio under normal market conditions.

             Equity and Fixed Income Targets and Ranges
             (as a percentage of each Portfolio's total investments)

                                                             Typical
           PIMCO Funds                            Target     Allocation
           Asset Allocation Series                Allocation Range
               --------------------------------------------------------
           90/10 Portfolio
            Equity--Underlying Stock Funds        90%        80% - 100%
            Fixed Income--Underlying Bond Funds*  10%         0% -  20%
               --------------------------------------------------------
           60/40 Portfolio
            Equity--Underlying Stock Funds        60%        50% -  70%
            Fixed Income--Underlying Bond Funds*  40%        30% -  50%
               --------------------------------------------------------
           30/70 Portfolio
            Equity--Underlying Stock Funds        30%        25% -  35%
            Fixed Income--Underlying Bond Funds*  70%        65% -  75%

              * The Fixed Income portion may include a money market component through investments in PIMCO Money Market Fund.


                                                                   Prospectus 20

              Each Portfolio invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that a Portfolio will invest in only some of the Underlying Funds at any particular time. A Portfolio's investment in a particular Underlying Fund may exceed 25% of the Portfolio's total assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. The particular Underlying Funds in which each Portfolio may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of each Portfolio's assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Portfolio's shareholders. Each Portfolio is also subject to certain investment restrictions that are described under "Investment Restrictions" in the Statement of Additional Information.

Equity      The equity portion of each Portfolio will be allocated among a
Portion     number of Underlying Stock Funds which represent a broad range of
of the      equity-based asset classes and sub-classes and a variety of
Portfolios  investment objectives and strategies. By allocating assets among these Funds, the equity portions of the Portfolios can be diversified in multiple ways, including the following:

            By Investment Style/Category
              .Growth
              .Blend (Broad Market)
              .Value
              .Enhanced Index
              .Sector-Related

            By Region
              .U.S. Equities
              .International Developed Markets Equities
              .International Emerging Markets Equities

            By Size
              .Large-Cap
              .Mid-Cap
              .Small-Cap

            For a description of the Underlying Stock Funds and their investment objectives and strategies, please see "Underlying Funds."


Fixed       The fixed income portion of each Portfolio will be allocated among
Income      a number of Underlying Bond Funds which represent a broad range of
Portion     fixed income-based asset classes and sub-classes and a variety of
of the      investment objectives and strategies. By allocating assets among
Portfolios  these Funds, the fixed income portions of the Portfolios can be diversified in multiple ways, including the following:

            By Sector/Investment Specialty
              .Governments
              .Mortgages
              .Corporate
              .Inflation-Indexed

            By Region
              .U.S. Fixed Income
              .Developed Foreign Fixed Income
              .Emerging Markets Fixed Income

            By Credit Quality
              .Investment Grade/Money Market
              .Medium Grade
              .High Yield

            By Duration
              .Long-Term
              .Intermediate-Term
              .Short-Term

21 PIMCO Funds: Multi-Manager Series

            For a description of the Underlying Bond Funds and their investment objectives and strategies, please see "Underlying Funds."

Temporary   In response to unfavorable market and other conditions, each
Defensive   Portfolio may invest up to 100% of its assets in PIMCO Money
Strategies  Market Fund (and may deviate from its asset allocation range) for temporary defensive purposes. A Portfolio may also borrow money for temporary or emergency purposes. These temporary strategies would be inconsistent with the Portfolio's investment objective and principal investment strategies and may adversely affect the Portfolio's ability to achieve its investment objective.


Portfolio   A change in the securities held by a Portfolio is known as
Turnover    "portfolio turnover." Because PIMCO Advisors does not expect to reallocate the Portfolios' assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Portfolios are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios' indirectly bear the expenses associated with portfolio turnover of the Underlying
            Funds, a number of which have fairly high portfolio turnover rates
            (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Portfolios may also bear expenses directly or indirectly through sales of securities held by the Portfolios and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio's performance and the return to shareholders.


Changes     The investment objective, equity/fixed income allocation targets
in          and ranges, and, unless otherwise noted, other investment policies
Investment of each Portfolio described in this Prospectus may be changed by Objectives the Board of Trustees without shareholder approval. If there is a
and         change in a Portfolio's investment objective, allocation target or
Policies    range, or other investment policies, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial positions and needs.

                                                                   Prospectus 22

            Underlying Funds

            Each Portfolio invests all of its assets in Underlying Funds. Accordingly, each Portfolio's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory    PIMCO Advisors serves as investment adviser for each of the
ArrangementsUnderlying Stock Funds, except that its affiliate, Pacific
for the     Investment Management Company, is the sole investment adviser to
Underlying  PIMCO StocksPLUS Fund. The PIMCO Equity Advisors division of PIMCO
Funds       Advisors manages the investments of several of the Underlying
            Stock Funds. PIMCO Advisors retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include PIMCO/Allianz International Advisors LLC, Cadence Capital
            Management, NFJ Investment Group and Parametric Portfolio
            Associates, each of which is an affiliate of PIMCO Advisors, and Blairlogie Capital Management, which is not an affiliate. Pacific
            Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the Underlying
            Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Underlying  The following provides a concise description of the investment
Stock       objective, main investments and other information about each
Funds       Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

                                                                                     Approximate Approximate
               PIMCO                Investment            Main                       Number of   Capitalization
               Fund                 Objective             Investments                Holdings    Range
 ----------------------------------------------------------------------------------------------------------------------
  Growth Stock Growth               Long-term growth of   Common stocks of           35-40       At least $5 billion
  Funds                             capital;              companies with market
                                    income is an          capitalizations of at
                                    incidental            least $5 billion
                                    consideration
               --------------------------------------------------------------------------------------------------------
               Target               Capital appreciation; Common stocks of           40-60       Between $1 billion
                                    no                    companies with market                  and $10 billion
                                    consideration is      capitalizations of
                                    given to income       between $1 billion and
                                                          $10 billion
               --------------------------------------------------------------------------------------------------------
               Opportunity          Capital appreciation; Common stocks of           60-100      Between $100 million
                                    no                    companies with market                  and $2 billion
                                    consideration is      capitalizations of
                                    given to income       between $100 million and
                                                          $2 billion
 ----------------------------------------------------------------------------------------------------------------------
  Blend Stock  Capital Appreciation Growth of capital     Common stocks of           60-100      At least $1 billion
  Funds                                                   companies with market
                                                          capitalizations of at
                                                          least $1 billion that
                                                          have improving
                                                          fundamentals and whose
                                                          stock is reasonably
                                                          valued by the market
               --------------------------------------------------------------------------------------------------------
               Mid-Cap              Growth of capital     Common stocks of           60-100      More than $500 million
                                                          companies with market                  (excluding the
                                                          capitalizations of more                largest 200
                                                          than $500 million                      companies)
                                                          (excluding the largest
                                                          200 companies) that have
                                                          improving fundamentals
                                                          and whose stock is
                                                          reasonably valued by the
                                                          market
               --------------------------------------------------------------------------------------------------------
               Micro-Cap            Long-term growth of   Common stocks of           60-100      Less than
                                    capital               companies with market                  $250 million
                                                          capitalizations of less
                                                          than $250 million that
                                                          have improving
                                                          fundamentals and whose
                                                          stock is reasonably
                                                          valued by the market

23 PIMCO Funds: Multi-Manager Series

                                                                                          Approximate Approximate
                 PIMCO                    Investment            Main                      Number of   Capitalization
                 Fund                     Objective             Investments               Holdings    Range
 ---------------------------------------------------------------------------------------------------------------------------
  Value Stock    Equity Income            Current income as a   Income-producing common   40-50       More than $2 billion
  Funds                                   primary objective;    stocks of companies
                                          long-term growth of   with market
                                          capital is a          capitalizations of more
                                          secondary objective   than $2 billion
                 -----------------------------------------------------------------------------------------------------------
                 Renaissance              Long-term growth of   Common stocks of          50-80       All capitalizations
                                          capital               companies with below-
                                          and income            average valuations
                                                                whose business
                                                                fundamentals are
                                                                expected to improve
                 -----------------------------------------------------------------------------------------------------------
                 Value                    Long-term growth of   Common stocks of          40          More than $5 billion
                                          capital               companies with market
                                          and income            capitalizations of more
                                                                than $5 billion and
                                                                below average
                                                                valuations whose
                                                                business fundmentals
                                                                are expected to improve
                 -----------------------------------------------------------------------------------------------------------
                 Small-Cap Value          Long-term growth of   Common stocks of          100         Between $100 million
                                          capital               companies with market                 and $1.5 billion
                                          and income            capitalizations of
                                                                between $100 million
                                                                and $1.5 billion and
                                                                below-average price-to-
                                                                earnings ratios
                                                                relative to the market
                                                                and their industry
                                                                groups
 ---------------------------------------------------------------------------------------------------------------------------
  Enhanced Index Tax-Efficient Equity     Maximum after-tax     A broadly diversified     More than   More than $5 billion
  Stock Funds                             growth of capital     portfolio of at least     200
                                                                200 common stocks of
                                                                companies represented
                                                                in the S&P 500 Index
                                                                with market
                                                                capitalizations of more
                                                                than $5 billion
                 -----------------------------------------------------------------------------------------------------------
                 Enhanced Equity          A total return which  Common stocks             100-200     At least $5 billion
                                          equals or exceeds the represented in the S&P
                                          total return          500 Index with market
                                          performance of an     capitalizations of more
                                          index (currently the  than $5 billion
                                          S&P 500 Index) that
                                          represents the
                                          performance of a
                                          reasonably broad
                                          spectrum of common
                                          stocks that are
                                          publicly traded in
                                          the U.S.
                 -----------------------------------------------------------------------------------------------------------
                 StocksPLUS               Total return that     S&P 500 stock index       N/A         N/A
                                          exceeds that          derivatives backed by a
                                          of the S&P 500 Index  portfolio of short-term
                                                                fixed income securities
 ---------------------------------------------------------------------------------------------------------------------------
  International  International            Capital appreciation  Common stocks of          200-250     More than $500 million
  Stock Funds                             through investment in foreign (non-U.S.)
                                          an international      issuers (developed and
                                          portfolio; income is  emerging markets)
                                          an incidental         with market
                                          consideration         capitalizations of more
                                                                than $500 million
                 -----------------------------------------------------------------------------------------------------------
                 Allianz Select           Capital appreciation  Common stocks of          30-60       More than $1 billion
                 International                                  companies located
                                                                outside of the United
                                                                States with market
                                                                capitalizations of more
                                                                than $1 billion
                 -----------------------------------------------------------------------------------------------------------
                 Structured Emerging      Long-term growth of   Common stocks of          More than   All
                 Markets                  capital               companies located in,     300         capitalizations
                                                                or whose principal
                                                                business operations are
                                                                based in, emerging
                                                                markets
                 -----------------------------------------------------------------------------------------------------------
                 Tax-Efficient Structured Long-term growth of   Common stocks of          More than   All
                 Emerging Markets         capital. The Fund     companies located in,     300         capitalizations
                                          also seeks to achieve or whose principal
                                          higher after-tax      business operations are
                                          returns for its       based in, emerging
                                          shareholders by using markets
                                          a variety of tax-
                                          efficient management
                                          strategies
 ---------------------------------------------------------------------------------------------------------------------------
  Sector-Related Innovation               Capital appreciation; Common stocks of          40          More than $200 million
  Stock Funds                             no                    technology-related
                                          consideration is      companies with market
                                          given to income       capitalizations of more
                                                                than $200 million


                                                                   Prospectus 24

Underlying  The investment objective of each Underlying Bond Fund (except as
Bond        provided below) is to seek to realize maximum total return,
Funds       consistent with preservation of capital and prudent investment management. The "total return" sought by most of the Underlying
            Bond Funds will consist of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. "Real return" is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market
            Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

             The following provides a concise description of the main
            investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Distributor at 1-800-426-0107.

                PIMCO Fund        Main Investments           Duration                        Credit Quality(/1/)
              -----------------------------------------------------------------------------------------------------------
 Short          Money Market      Money market instruments   (less than or =)90 days dollar- Min 95% Aaa or Prime 1;
 Duration Bond                                               weighted                        (less than or =)5% Aa or Prime 2
 Funds                                                       average maturity
                      ---------------------------------------------------------------------------------------------
                Short-Term        Money market instruments   0-1 yr                          B to Aaa; max 10%
                                  and                                                        below Baa
                                  short maturity
                                  fixed income
                                  securities
                      ---------------------------------------------------------------------------------------------
                Low Duration      Short maturity             1-3 yrs                         B to Aaa; max 10%
                                  fixed income                                               below Baa
                                  securities
              -----------------------------------------------------------------------------------------------------------
 Intermediate   Moderate Duration Short and                  2-5 yrs                         B to Aaa; max 10%
 Duration                         intermediate                                               below Baa
 Bond Funds                       maturity
                                  fixed income
                                  securities
                      ---------------------------------------------------------------------------------------------
                Total Return      Intermediate               3-6 yrs                         B to Aaa; max 10%
                                  maturity fixed                                             below Baa
                                  income
                                  securities
                      ---------------------------------------------------------------------------------------------
                Total Return II   Intermediate               3-6 yrs                         Baa to Aaa
                                  maturity fixed
                                  income
                                  securities with
                                  quality
                                  and non-U.S.
                                  issuer
                                  restrictions
              -----------------------------------------------------------------------------------------------------------
 Long Duration  Long-Term U.S.    Long-term                  (greater than or =)8 yrs        A to Aaa
 Bond Funds     Government        maturity fixed
                                  income
                                  securities
              -----------------------------------------------------------------------------------------------------------
 International  Global Bond       U.S. and non-              3-7 yrs                         B to Aaa; max 10%
 Bond Funds                       U.S.                                                       below Baa
                                  intermediate
                                  maturity fixed
                                  income
                                  securities
                      ---------------------------------------------------------------------------------------------
                Foreign Bond      Intermediate               3-7 yrs                         B to Aaa; max 10%
                                  maturity hedged                                            below Baa
                                  non-U.S. fixed
                                  income
                                  securities
                      ---------------------------------------------------------------------------------------------
                Emerging Markets  Emerging market            0-8 yrs                         B to Aaa
                Bond              fixed income
                                  securities
              -----------------------------------------------------------------------------------------------------------
 High Yield     High Yield        Higher yielding            2-6 yrs                         B to Aaa; min 65%
 Bond Funds                       fixed income                                               below Baa
                                  securities
              -----------------------------------------------------------------------------------------------------------
 Inflation      Real Return Bond  Inflation-                 N/A                             B to Aaa; max 10%
 Indexed Bond                     indexed fixed                                              below Baa
 Funds                            income
                                  securities
                            Non-U.S. Dollar
                            Denominated
                            Securities(/2/)
              -----------------------------------------------------------------------------------------------------------
                            0%
                      ---------------------------------------------------------------------------------------------
                            0-5%
                      ---------------------------------------------------------------------------------------------
                            0-20%
              -----------------------------------------------------------------------------------------------------------
                            0-20%
                      ---------------------------------------------------------------------------------------------
                            0-20%
                      ---------------------------------------------------------------------------------------------
                            0%
              -----------------------------------------------------------------------------------------------------------
                            0%
              -----------------------------------------------------------------------------------------------------------
                            25-75%
                      ---------------------------------------------------------------------------------------------
                            (greater than or =)85%
                      ---------------------------------------------------------------------------------------------
                            (greater than or =)80%
              -----------------------------------------------------------------------------------------------------------
                            0-15%
              -----------------------------------------------------------------------------------------------------------
                            0-20%

             1. As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Rating Services, or if unrated, de-termined by Pacific Investment Management Company to be of com-parable quality.
             2. Percentage limitations relate to non-U.S. dollar-denominated securities for all Underlying Bond Funds except PIMCO Global Bond, Foreign Bond and Emerging Markets Bond Funds. Percentage limitations for these three Funds relate to securities of non-U.S. issuers, denominated in any currency. For the PIMCO High Yield Fund, the percentage limitation relates to euro-denomi-nated securities. Each Underlying Bond Fund (except PIMCO Total Return II and Long-Term U.S. Government Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

              Each Underlying Bond Fund invests at least 65% of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving

25 PIMCO Funds: Multi-Manager Series
            credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other       In addition to purchasing the securities listed above under "Main
Investment  Investments," some or all of the Underlying Funds may to varying
Practices   extents: lend portfolio securities; enter into repurchase
of the      agreements and reverse repurchase agreements; purchase and sell
Underlying  securities on a when-issued or delayed delivery basis; enter into
Funds       forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts.
            These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The
            Portfolios are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying
            Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-
            426-0107.

Additional In addition to the Funds listed above, a Portfolio may invest in Underlying additional Underlying Funds, including those that may become
Funds available for investment in the future, at the discretion of PIMCO Advisors and without shareholder approval.

            Other Risk Information

Potential   PIMCO Advisors has broad discretion to allocate and reallocate the
Conflicts   Portfolios' assets among the Underlying Funds consistent with the
of          Portfolios' investment objectives and policies and asset
Interest    allocation targets and ranges. Although PIMCO Advisors does not charge an investment advisory fee for its asset allocation services, PIMCO Advisors and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Portfolios invest. In this regard, PIMCO Advisors has a financial incentive to invest a Portfolio's assets in Underlying Funds with higher fees than other
            Funds, even if it believes that alternate investments would better serve the Portfolio's investment program. PIMCO Advisors is legally obligated to disregard that incentive in making asset allocation decisions for the Portfolios. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying
            Funds of the Trust.

                                                                   Prospectus 26

            Management of the Portfolios

Investment  PIMCO Advisors serves as the investment adviser and the
Adviser     administrator (serving in its capacity as administrator, the
and         "Administrator") for the Portfolios. Subject to the supervision of
Admini-     the Board of Trustees, PIMCO Advisors is responsible for managing,
strator     either directly or through others selected by it, the investment activities of the Portfolios and the Portfolios' business affairs and other administrative matters.

              PIMCO Advisors is located at 800 Newport Center Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2000, PIMCO Advisors and its subsidiary partnerships had approximately $272 billion in assets under management.

              PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company, to provide various administrative and other services required by the Portfolios in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

Asset       PIMCO Advisors selects the Underlying Funds in which the
Allocation  Portfolios may invest. PIMCO Advisors' Asset Allocation Committee
Committee   is responsible for determining how the Portfolios' assets are allocated and reallocated from time-to-time among the Underlying
            Funds selected by PIMCO Advisors. The following provides information about the individuals who comprise the Asset
            Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Portfolios.

          Asset Allocation
          Committee Member   Since     Recent Professional Experience
            ----------------------------------------------------------------------------------------------
          Udo Frank          May, 2000 Managing Director and Chief Investment Officer of Allianz Asset
                                       Advisory and Management GmbH, responsible for the entire investment area (since 1997), and Chief Executive Officer and Chief Investment
                                       Officer of Allianz PIMCO Asset Management. Previously, he served as the Chief Investment Officer of Allianz KAG since 1994.
          Kenneth W.         May, 2000 Managing Director and Chief Investment Officer of the PIMCO Equity
          Corba                        Advisors Division of PIMCO Advisors and a Member of the Management
                                       Board of PIMCO Advisors. Prior to joining PIMCO Advisors, he was with Eagle Asset Management from 1995 to 1998, serving in various capacities including as Chief Investment Officer and Portfolio
                                       Manager. He was with Stein Roe & Farnham Inc. from 1984 to 1995, serving in various capacities including as Director of the Capital
                                       Management Group, Senior Vice President and Portfolio Manager.
          Colin Glinsman     May, 2000 Chief Investment Officer of Oppenheimer Capital since 1999.
                                       Previously, he served as a portfolio manager and research analyst at Oppenheimer Capital from 1989 to 1999.
          John Hague         May, 2000 Managing Director of Pacific Investment Management Company LLC,
                                       where he is a member of the Executive Committee and a senior member of the Portfolio Management and Investment Strategy Groups. He
                                       joined Pacific Investment Management Company LLC in 1987.
          John Loftus        May, 2000 Managing Director of Pacific Investment Management Company LLC,
                                       where he is a senior member of its Investment Strategy Group. He also heads the firm's product management area. He joined Pacific
                                       Investment Management Company LLC in 1986.

Advisory    The Portfolios do not pay any fees to PIMCO Advisors under the
Fees        Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The
            Portfolios do, however, indirectly pay their proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment
            Management Company by the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below.

Administrative
Fees
            Each Portfolio pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of each Portfolio pay an administrative fee to PIMCO Advisors, computed as a percentage of the Portfolio's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolios do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

              Each Portfolio pays monthly administrative fees to PIMCO
            Advisors at an annual rate of 0.40% based on the average daily net assets attributable in the aggregate to the Portfolio's Class A, Class B

27 PIMCO Funds: Multi-Manager Series
            and Class C shares up to $2.5 billion, and 0.35% based on such average daily net assets in excess of $2.5 billion. The Portfolios also indirectly pay their proportionate share of the administrative fees charged by PIMCO Advisors and Pacific Investment Management Company to the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below.

Underlying  The expenses associated with investing in a "fund of funds," such
Fund        as the Portfolios, are generally higher than those for mutual
Expenses    funds that do not invest primarily in other mutual funds. This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level.

              The Portfolios are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

            . The Portfolios do not pay any fees for asset allocation or advisory services under the Trust's investment advisory agreement.

            . The Underlying Funds invest in Institutional Class shares of the
              Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

              The following table summarizes the annual expenses borne by
            Institutional Class shareholders of the Underlying Funds (based on estimates for the current fiscal year). Because the Portfolios invest in Institutional Class shares of the Underlying Funds, shareholders of each Portfolio indirectly bear a proportionate share of these expenses, depending upon how the Portfolio's assets are allocated from time to time among the Underlying Funds. See "Fees and Expenses of the Portfolio" in each Portfolio Summary above.

                                    Annual Underlying Fund Expenses
                                    (Based on the average daily net assets
                                    attributable to a Fund's Institutional Class
                                    shares):
                                    Advisory Admini-       Other    Total Fund
           Underlying Fund          Fees     strative Fees Expenses Operating Expenses
               -----------------------------------------------------------------------
           PIMCO Growth             0.50%    0.25%         0.02%    0.77%
               -----------------------------------------------------------------------
           PIMCO Target             0.55     0.25          0.01     0.81
               -----------------------------------------------------------------------
           PIMCO Opportunity        0.65     0.25          0.01     0.91
               -----------------------------------------------------------------------
           PIMCO Capital
            Appreciation            0.45     0.25          0.01     0.71
               -----------------------------------------------------------------------
           PIMCO Mid-Cap            0.45     0.25          0.01     0.71
               -----------------------------------------------------------------------
           PIMCO Micro-Cap          1.25     0.25          0.01     1.51
               -----------------------------------------------------------------------
           PIMCO Equity Income      0.45     0.25          0.02     0.72
               -----------------------------------------------------------------------
           PIMCO Renaissance        0.60     0.25          0.00     0.85
               -----------------------------------------------------------------------
           PIMCO Value              0.45     0.25          0.00     0.70
               -----------------------------------------------------------------------
           PIMCO Small-Cap Value    0.60     0.25          0.01     0.86
               -----------------------------------------------------------------------
           PIMCO Tax-Efficient
            Equity                  0.45     0.25          0.01     0.71
               -----------------------------------------------------------------------
           PIMCO Enhanced Equity    0.45     0.25          0.01     0.71
               -----------------------------------------------------------------------
           PIMCO StocksPLUS         0.40     0.25          0.00     0.65
               -----------------------------------------------------------------------
           PIMCO International      0.55     0.50          0.08     1.13
               -----------------------------------------------------------------------
           PIMCO Allianz Select
            International           0.75     0.50          0.00     1.25
               -----------------------------------------------------------------------
           PIMCO Structured
            Emerging Markets        0.45     0.50          0.29     1.24
               -----------------------------------------------------------------------
           PIMCO Tax-Efficient
            Structured Emerging
            Markets                 0.45     0.50          0.05     1.00
               -----------------------------------------------------------------------
           PIMCO Innovation         0.65     0.25          0.00     0.90
               -----------------------------------------------------------------------
           PIMCO Money Market       0.15     0.20          0.00     0.35
               -----------------------------------------------------------------------
           PIMCO Short-Term         0.25     0.20          0.19     0.64
               -----------------------------------------------------------------------
           PIMCO Low Duration       0.25     0.18          0.08     0.51
               -----------------------------------------------------------------------
           PIMCO Moderate Duration  0.25     0.20          0.02     0.47
               -----------------------------------------------------------------------
           PIMCO Total Return       0.25     0.18          0.11     0.54
               -----------------------------------------------------------------------
           PIMCO Total Return II    0.25     0.25          0.00     0.50
               -----------------------------------------------------------------------
           PIMCO Long-Term U.S.
            Government              0.25     0.25          0.07     0.57
               -----------------------------------------------------------------------
           PIMCO Global Bond        0.25     0.30          0.16     0.71
               -----------------------------------------------------------------------
           PIMCO Foreign Bond       0.25     0.25          0.19     0.69
               -----------------------------------------------------------------------
           PIMCO Emerging Markets
            Bond                    0.45     0.40          0.04     0.89
               -----------------------------------------------------------------------
           PIMCO High Yield         0.25     0.25          0.00     0.50
               -----------------------------------------------------------------------
           PIMCO Real Return Bond   0.25     0.25          0.03     0.53

                                                                   Prospectus 28

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options -- Class A, B and C Shares

            The Trust offers investors Class A, Class B and Class C shares of each Portfolio in this Prospectus. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

             The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class. More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Class A     .   You pay an initial sales charge of up to 5.50% when you buy
Shares          Class A shares. The sales charge is deducted from your
                investment so that not all of your purchase payment is invested.

            . You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

            . Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

            . You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B     .   You do not pay an initial sales charge when you buy Class B
Shares          shares. The full amount of your purchase payment is invested initially.

            . You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

            . Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

            . Class B shares automatically convert into Class A shares after they have been held for seven years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C     .  You do not pay an initial sales charge when you buy Class C
Shares         shares. The full amount of your purchase payment is invested initially.

            . You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

            . Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

            . Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven years.

29 PIMCO Funds: Multi-Manager Series

            The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

--------------------------------------------------------------------------------
Initial     Unless you are eligible for a waiver, the public offering price
Sales       you pay when you buy Class A shares of the Portfolios is the net
Charges--   asset value ("NAV") of the shares plus an initial sales charge.
Class A     The initial sales charge varies depending upon the size of your
Shares      purchase, as set forth below. No sales charge is imposed where
            Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.

            90/10 Portfolio and 60/40 Portfolio

                                Initial Sales Charge         Initial Sales Charge
         Amount of              as % of Net                  as % of Public
         Purchase               Amount Invested              Offering Price
            ---------------------------------------------------------------------
         $0-$49,999             5.82%                        5.50%
            ---------------------------------------------------------------------
         $50,000-$99,999        4.71%                        4.50%
            ---------------------------------------------------------------------
         $100,000-$249,999      3.63%                        3.50%
            ---------------------------------------------------------------------
         $250,000-$499,999      2.56%                        2.50%
            ---------------------------------------------------------------------
         $500,000-$999,999      2.04%                        2.00%
            ---------------------------------------------------------------------
         $1,000,000 +           0.00%*                       0.00%*
            ---------------------------------------------------------------------

            30/70 Portfolio

                                Initial Sales Charge         Initial Sales Charge
         Amount of              as % of Net                  as % of Public
         Purchase               Amount Invested              Offering Price
            ---------------------------------------------------------------------
         $0-$49,999             4.71%                        4.50%
            ---------------------------------------------------------------------
         $50,000-$99,999        4.17%                        4.00%
            ---------------------------------------------------------------------
         $100,000-$249,999      3.63%                        3.50%
            ---------------------------------------------------------------------
         $250,000-$499,999      2.56%                        2.50%
            ---------------------------------------------------------------------
         $500,000-$999,999      2.04%                        2.00%
            ---------------------------------------------------------------------
         $1,000,000 +           0.00%*                       0.00%*
            ---------------------------------------------------------------------

            *As shown, investors that purchase $1,000,000 or more of any
             Portfolio's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

--------------------------------------------------------------------------------
Contingent  Unless you are eligible for a waiver, if you sell (redeem) your
Deferred    Class B or Class C shares within the time periods specified below,
Sales       you will pay a CDSC according to the following schedules.
Charges
(CDSCs)
-- Class
B and
Class C
Shares


Class B
Shares

         Years Since Purchase             Percentage Contingent
         Payment was Made                 Deferred Sales Charge
            -----------------------------------------------------------------------------
         First                            5
            -----------------------------------------------------------------------------
         Second                           4
            -----------------------------------------------------------------------------
         Third                            3
            -----------------------------------------------------------------------------
         Fourth                           3
            -----------------------------------------------------------------------------
         Fifth                            2
            -----------------------------------------------------------------------------
         Sixth                            1
            -----------------------------------------------------------------------------
         Seventh                          0*
            -----------------------------------------------------------------------------

             *After the seventh year, Class B shares convert into Class A shares.

Class C
Shares

         Years Since Purchase             Percentage Contingent
         Payment was Made                 Deferred Sales Charge
            -----------------------------------------------------------------------------
         First                            1
            -----------------------------------------------------------------------------
         Thereafter                       0
            -----------------------------------------------------------------------------


                                                                   Prospectus 30

--------------------------------------------------------------------------------
CDSCs on    Unless a waiver applies, investors who purchase $1,000,000 or more
Class A     of Class A shares (and, thus, pay no initial sales charge) will be
Shares      subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See
            "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

--------------------------------------------------------------------------------
How CDSCs   A CDSC is imposed on redemptions of Class B and Class C shares
are         (and where applicable, Class A shares) on the amount of the
Calculated  redemption which causes the current value of your account for the particular class of shares of a Portfolio to fall below the total dollar amount of your purchase payments subject to the CDSC.
            However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account (from which a redemption or exchange has not already been effected).

             For instance, the following example illustrates the operation of the Class B CDSC:

              . Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Portfolio and that six months later the value of the investor's account for that Portfolio has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Portfolio ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Portfolio was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

             In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares of a particular class of a Portfolio in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

--------------------------------------------------------------------------------
Reductions  The initial sales charges on Class A shares and the CDSCs on Class
and         A, Class B and Class C shares may be reduced or waived under
Waivers     certain purchase arrangements and for certain categories of
of          investors. Please see the Guide for details. The Guide is
Initial     available free of charge from the Distributor. See "How to Buy and
Sales       Sell Shares--PIMCO Funds Shareholders' Guide" below.
Charges
and CDSCs

--------------------------------------------------------------------------------
DistributionThe Portfolios pay fees to the Distributor on an ongoing basis as
and         compensation for the services the Distributor renders and the
Servicing   expenses it bears in connection with the sale and distribution of
(12b-1)     Portfolio shares ("distribution fees") and/or in connection with
Plans       personal services rendered to Portfolio shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans
            ("12b-1 Plans") adopted by each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940.

             There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Portfolio's average daily net assets attributable to the particular class of shares):

                                        Servicing                               Distribution
         All Portfolios                 Fee                                     Fee
            --------------------------------------------------------------------------------
         Class A                        0.25%                                   None
            --------------------------------------------------------------------------------
         Class B                        0.25%                                   0.75%
            --------------------------------------------------------------------------------
         Class C                        0.25%                                   0.75%
            --------------------------------------------------------------------------------

             Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.


31 PIMCO Funds: Multi-Manager Series

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Class A, Class B and Class C shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             The assets of each Portfolio consist of shares of the Underlying
            Funds, which are valued at their respective NAVs at the time of valuation of the Portfolios' shares. For purposes of calculating the NAV of Underlying Fund shares, portfolio securities and other assets of the Funds for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees of the Underlying Fund, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees or persons acting at the Board's direction.

             Underlying Fund investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of an Underlying Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. As a result, to the extent that a Portfolio invests in Underlying Funds that hold foreign securities, the NAV of the Portfolio's shares may change at times when you can not purchase, redeem or exchange shares.

             Portfolio and Underlying Fund shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Underlying Funds may value securities at fair value or estimate their value as determined in good faith by the Fund's Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Underlying Fund's Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            How to Buy and Sell Shares

            The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Portfolios.

PIMCO       More detailed information about the Trust's purchase, sale and
Funds       exchange arrangements for Portfolio shares is provided in the
Share-      PIMCO Funds Shareholders' Guide, which is included in the
holders'    Statement of Additional Information and can be obtained free of
Guide       charge from the Distributor by written request or by calling 1-
            800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

            .  Automated telephone and wire transfer procedures
            .  Automatic purchase, exchange and withdrawal programs
            . Programs that establish a link from your Portfolio account to your bank account
            .  Special arrangements for tax-qualified retirement plans
            . Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares
            . Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

                                                                   Prospectus 32

Calculation When you buy shares of the Portfolios, you pay a price equal to
of Share    the NAV of the shares, plus any applicable sales charge. When you
Price and   sell (redeem) shares, you receive an amount equal to the NAV of
Redemption  the shares, minus any applicable CDSC. NAVs are determined at the
Payments    close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock
            Exchange is open. See "How Portfolio Shares Are Priced" above for details. Generally, purchase and redemption orders for Portfolio shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day's NAV). Please see the Guide for details.

             The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's NAV).

Buying      You can buy Class A, Class B or Class C shares of the Portfolios
Shares      in the following ways:

             . Through your broker, dealer or other financial intermediary.
            Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

             . Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

             If you wish to invest directly by mail, please send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

                                    PIMCO Funds Distributors LLC
                                    P.O. Box 9688
                                    Providence, RI 02940-0926

             The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Funds Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

             The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

             The Distributor, in its sole discretion, may accept or reject any order for purchase of Portfolio shares. No share certificates will be issued unless specifically requested in writing.

Investment  The following investment minimums apply for purchases of Class A,
Minimums    Class B and Class C shares:

                     Initial Investment                 Subsequent Investments
                     ------------------                 ----------------------
                     $2,500 per Portfolio                 $100 per Portfolio

             Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small       Because of the disproportionately high costs of servicing accounts
Account     with low balances, if you have a direct account with the
Fee         Distributor, you will be charged a fee at the annual rate of $16 if your account balance for any Portfolio falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts for which the limit is $1,000. The fee also applies to employer-sponsored retirement plan accounts, Money
            Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may

33 PIMCO Funds: Multi-Manager Series
            apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Portfolio account in quarterly installments and paid to the Administrator. Each Portfolio account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum     Due to the relatively high cost to the Portfolios of maintaining
Account     small accounts, you are asked to maintain an account balance in
Size        each Portfolio in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Portfolio remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Portfolio account after giving you
            60 days to increase your balance. Your Portfolio account will not be liquidated if the reduction in size is due solely to a decline in market value of your Portfolio shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging  You may exchange your Class A, Class B or Class C shares of any
Shares Portfolio for the same Class of shares of any other Portfolio or of another series of the Trust or PIMCO Funds: Pacific Investment Management Series, subject to any restrictions on exchanges set forth in the applicable fund's or series' prospectus(es). Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Exchanges are subject to the $2,500 minimum initial purchase requirements for each Portfolio, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Portfolio and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Portfolio. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Portfolio, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Portfolio) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceeding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

             The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

Selling     You can sell (redeem) Class A, Class B or Class C shares of the
Shares      Portfolios in the following ways:

              . Through your broker, dealer or other financial intermediary.
            Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

              . Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

              (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

                                                                   Prospectus 34

              (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

              (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

              (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

             A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker "street name" accounts--you must redeem through your broker.

             If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

             The Guide describes a number of additional ways you can redeem your shares, including:

              . Telephone requests to the Transfer Agent
              . PIMCO Funds Automated Telephone System (ATS)
              . Expedited wire transfers
              . Automatic Withdrawal Plan
              . PIMCO Funds Fund Link

             Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

             Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of
Redemption
Payments
            Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

35 PIMCO Funds: Multi-Manager Series

Redemptions The Trust has agreed to redeem shares of each Portfolio solely in
In Kind cash up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. If your shares are redeemed in kind, you may incur transaction costs upon the disposition of the securities received in the distribution.

CertificatedIf you are redeeming shares for which certificates have been
Shares issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature   When a signature guarantee is called for, you should have
Guarantee   "Signature Guaranteed" stamped under your signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The
            Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures.

            Beginning January 1, 2001, when a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus or a new or supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Portfolios' signature guarantee requirements.

            Portfolio Distributions

            Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Portfolio shares the day after the Trust receives your purchase payment. Dividends paid by each Portfolio with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Portfolio intends to declare and distribute income dividends to shareholders of record.

          Portfolio             At Least Annually           Quarterly           Monthly
            ---------------------------------------------------------------------------
          90/10 Portfolio               .
            ---------------------------------------------------------------------------
          60/40 Portfolio                                       .
            ---------------------------------------------------------------------------
          30/70 Portfolio                                                          .
            ---------------------------------------------------------------------------

             In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

                                                                   Prospectus 36

             You can choose from the following distribution options:

            . Reinvest all distributions in additional shares of the same class of your Portfolio at NAV. This will be done unless you elect another option.

            . Invest all distributions in shares of the same class of any other Portfolio or another series of the Trust or PIMCO Funds:
               Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Portfolio or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

            . Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

             You do not pay any sales charges on shares you receive through the reinvestment of Portfolio distributions.

             If you elect to receive Portfolio distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

             For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

            Tax Consequences

             . Taxes on Portfolio distributions. If you are subject to U.S.
            federal income tax, you will be subject to tax on Portfolio distributions whether you received them in cash or reinvested them in additional shares. For federal income tax purposes, Portfolio distributions will be taxable to you as either ordinary income or capital gains.

             Portfolio dividends (i.e., distributions of investment income)
            are taxable to you as ordinary income. Federal taxes on Portfolio distributions of gains are determined by how long the Portfolio owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Portfolio owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Portfolio owned for 12 months or less will generally be taxable to you as ordinary income.

             Portfolio distributions are taxable to you even if they are paid from income or gains earned by a Portfolio prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Portfolio distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

             The Portfolios' use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation--Distributions" in the Statement of Additional Information.

             . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Portfolio shares will generally be subject to federal income tax. When you exchange shares of a Portfolio for shares of another Portfolio or series of the Trust, the transaction will be treated as a sale of the first Portfolio's shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

             This section relates only to federal income tax consequences of investing in the Portfolios; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolios.


37 PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)




                                                                   Prospectus 38

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Portfolio since the class of shares was first offered. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.


                                               Net Realized/                   Dividends  Dividends in
 Year or         Net Asset Value      Net        Unrealized    Total Income    From Net   Excess of Net
 Period             Beginning     Investment   Gain (Loss) on From Investment Investment   Investment
 Ended              of Period    Income (Loss)  Investments     Operations      Income       Income
-------------------------------------------------------------------------------------------------------
90/10 Portfolio
 Class A
 06/30/00            $12.17        $0.52(a)       $0.84(a)         $1.36        $(0.16)      $ 0.00
 06/30/99(b)          10.00         0.16(a)        2.19(a)          2.35         (0.15)       (0.03)
 Class B
 06/30/00             12.11         0.42(a)        0.84(a)          1.26         (0.11)        0.00
 06/30/99(b)          10.00         0.16(a)        2.13(a)          2.29         (0.15)       (0.03)
 Class C
 06/30/00             12.11         0.42(a)        0.83(a)          1.25         (0.12)        0.00
 06/30/99(b)          10.00         0.07(a)        2.22(a)          2.29         (0.15)       (0.03)

60/40 Portfolio
 Class A
 06/30/00            $11.27        $0.56(a)       $0.44(a)         $1.00        $(0.35)      $ 0.00
 06/30/99(b)          10.00         0.31(a)        1.23(a)          1.54         (0.27)        0.00
 Class B
 06/30/00             11.25         0.48(a)        0.44(a)          0.92         (0.27)        0.00
 06/30/99(b)          10.00         0.16(a)        1.31(a)          1.47         (0.22)        0.00
 Class C
 06/30/00             11.24         0.48(a)        0.44(a)          0.92         (0.26)        0.00
 06/30/99(b)          10.00         0.18(a)        1.29(a)          1.47         (0.23)        0.00

30/70 Portfolio
 Class A
 06/30/00            $10.33        $0.58(a)       $0.10(a)         $0.68        $(0.47)      $ 0.00
 06/30/99(b)          10.00         0.58(a)        0.11(a)          0.69         (0.36)        0.00
 Class B
 06/30/00             10.32         0.50(a)        0.11(a)          0.61         (0.39)        0.00
 06/30/99(b)          10.00         0.32(a)        0.31(a)          0.63         (0.31)        0.00
 Class C
 06/30/00             10.30         0.50(a)        0.11(a)          0.61         (0.39)        0.00
 06/30/99(b)          10.00         0.26(a)        0.36(a)          0.62         (0.32)        0.00

-------
* Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (b) Commenced operations on September 30, 1998.

39 PIMCO Funds: Multi-Manager Series

Ditributionss                                                                                 Ratio of Net
    from                                                                         Ratio of      Investment
 NteRealized                           Net Asset                                Expenses to Income (Loss) to
  Capital                  Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
   Gains               Distributions     Period   Total Return of Period (000s)   Assets         Assets      Turnover Rate
  ------------------------------------------------------------------------------------------------------------------------

           $(0.59)       $(0.75       $12.78       11.48%        $ 1,161         0.65%         4.16%            18%
             0.00         (0.18)       12.17       23.69             647         0.65*         1.91*            48

            (0.59)        (0.70)       12.67       10.68           2,610         1.40          3.41             18
             0.00         (0.18)       12.11       23.03           1,920         1.40*         1.87*            48

            (0.59)        (0.71)       12.65       10.58          15,846         1.40          3.41             18
             0.00         (0.18)       12.11       23.03           7,969         1.40*         0.77*            48

           $(0.44)       $(0.79)      $11.48        9.15%        $ 2,170         0.65%         4.96%            44%
             0.00         (0.27)       11.27       15.50           2,196         0.65*         3.76*            39

            (0.44)        (0.71)       11.46        8.36           4,415         1.40          4.21             44
             0.00         (0.22)       11.25       14.83           3,653         1.40*         1.92*            39

            (0.44)        (0.70)       11.46        8.41          10,376         1.40          4.22             44
             0.00         (0.23)       11.24       14.82           9,826         1.40*         2.14*            39

           $(0.19)       $(0.66)      $10.35        6.79%        $   335         0.65%         5.65%            52%
             0.00         (0.36)       10.33        6.91             407         0.65*         7.54*            37

            (0.19)        (0.58)       10.35        6.08           1,658         1.40          4.90             52
             0.00         (0.31)       10.32        6.29           1,738         1.40*         4.09*            37

            (0.19)        (0.58)       10.33        6.08           3,645         1.40          4.90             52
             0.00         (0.32)       10.30        6.27           4,969         1.40*         3.39*            37

                                                                   Prospectus

              PIMCO Funds Asset Allocation Series
              Actively managed Portfolios of select PIMCO Funds

              The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. In addition, the current Trust prospectus and the prospectus of PIMCO Funds:
              Pacific Investment Management Series relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI, the financial statements included in the Portfolios' most recent annual report to shareholders, and the Underlying Fund prospectuses are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

              The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B and C Shares, a separate booklet which contains more detailed information about Portfolio purchase, redemption and exchange options and procedures and other information about the Portfolios. You can get a free copy of the Guide together with or separately from the rest of the SAI.

              You may get free copies of any of these materials, request other information about a Portfolio or the Underlying Funds, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

                     PIMCO Funds Distributors LLC
                     2187 Atlantic Street
                     Stamford, Connecticut 06902

              You may review and copy information about the Trust, the Portfolios and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

              You can also visit our Web site at www.pimcofunds.com for additional information about the Portfolios and the Underlying Funds.

[LOGO OF PIMCO FUNDS APPEARS HERE]

              File No. 811-6161

           --------------------------------------------------------------------
PIMCO FundsINVESTMENT ADVISER AND ADMINISTRATOR
Asset      PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Allocation 92660
Series     --------------------------------------------------------------------
           DISTRIBUTOR
           PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT
           06902
           --------------------------------------------------------------------
           CUSTODIAN
           State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
           64105
           --------------------------------------------------------------------
           SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
           PFPC, Inc., P.O. Box 9688, Providence, RI 02940
           --------------------------------------------------------------------
           INDEPENDENT ACCOUNTANTS
           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
           --------------------------------------------------------------------
           LEGAL COUNSEL
           Ropes & Gray, One International Place, Boston, MA 02110
           --------------------------------------------------------------------
           For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcofunds.com.


                                                     Not part of the Prospectus

           Presenting the new PIMCO Funds Web site www.pimcofunds.com

[GRAPHIC]

You'll find all the content you've come to rely on--at pimcofunds.com--and more.

As part of our commitment to provide our shareholders with easy access to timely information, we're pleased to introduce a redesigned version of the PIMCO Funds Web site (www.pimcofunds.com).

Designed to make the site user-friendly, you'll immediately notice improved navigation accompanied by intuitive labeling and graphics that load quickly. Content updates include expanded detail throughout the Fund Information section, and a variety of forms and literature are now available for printing and viewing online or for download to your hard drive.

Fund Information Section
In addition to everything we previously offered in the Fund Information section, we now offer the following:

 . Regular commentary from the manager of each fund.

 . A better design without frames allows you to bookmark fund profile pages.

 . Cross-links give you immediate access to literature with more detail about each fund.

 . One-click allows you to check out the NAV and year-to-date performance of any PIMCO Fund.

PIMCO Funds Innovation Center
The all-new PIMCO Funds Innovation Center is an invaluable resource for tech investors and those contemplating an investment in this complex, fast-moving sector. Dedicated to the research and analysis of technology, the Center provides a number of key resources, including:

 . Innovation Newsletter--An online version of our popular technology investing newsletter, featuring the latest market analysis and outlook from Dennis McKechnie, PIMCO's renowned tech manager.

 . Timely Market Commentary--PIMCO's perspective on unfolding market events.

 . Theme Analysis--Manager assessments of the trends or "themes" that PIMCO believes are driving the tech sector and the industry groups that make up the market.

Daily Manager Commentary
PIMCO's Daily Manager Commentary provides investment insights from PIMCO's fund managers, including their outlooks on the economy and the fund strategies that relate to the current economic climate. This commentary, on a wide range of subjects, is uniquely provided from he manager's perspective and helps investors make informed decisions based on information directly from PIMCO's investment professionals.

PZ008. 11/00                                          Not part of the Prospectus

--------------------------------------------------------------------------------

[LOGO OF PIMCO FUNDS]                                 --------------------
                                                            PRESORTED
PIMCO Funds                                                 STANDARD
Distributors LLC                                          U.S. POSTAGE
                                                              PAID
2187 Atlantic Street                                      SMITHTOWN, NY
Stamford, CT 06902-6896                                  PERMIT NO. 700
                                                      --------------------

November 1, 2000                                                Share Classes

                                                          Ins  Institutional
                                                          Adm  Administrative


MULTI-MANAGER SERIES
Prospectus

-------------------------------------------------------------------------------

NFJ INVESTMENT GROUP

NFJ Equity Income Fund
NFJ Value Fund
NFJ Value 25 Fund


This cover is not part of the prospectus

            Prospectus

PIMCO       This Prospectus describes three mutual funds offered by PIMCO
Funds:      Funds: Multi-Manager Series. The Funds provide access to the
Multi-      professional investment advisory services offered by PIMCO
Manager     Advisors L.P. and its affiliate, NFJ Investment Group.
Series


November 1, This Prospectus explains what you should know about the Funds
2000        before you invest. Please read it carefully.

Share       The Securities and Exchange Commission has not approved or
Classes     disapproved these securities or determined if this Prospectus is
Institu-    truthful or complete. Any representation to the contrary is a tional and  criminal offense.
Adminis-
trative






1 PIMCO Funds: Multi-Manager Series

            Table of Contents

         Summary Information..............................................   3
         Fund Summaries
           NFJ Equity Income Fund.........................................   5
           NFJ Value Fund.................................................   7
           NFJ Value 25 Fund..............................................   9
         Summary of Principal Risks.......................................  11
         Management of the Funds..........................................  13
         Investment Options -- Institutional Class and Administrative
          Class Shares....................................................  15
         Purchases, Redemptions and Exchanges.............................  16
         How Fund Shares Are Priced.......................................  20
         Fund Distributions...............................................  21
         Tax Consequences.................................................  21
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  22
         Financial Highlights.............................................  29

                                                                   Prospectus  2

            Summary Information


 The table below lists the investment objectives and certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.

                                                                                                Approximate
                                                                                                Number of
  Sub-Adviser     Fund           Investment Objective    Main Investments                       Holdings
 ----------------------------------------------------------------------------------------------------------
  NFJ Investment  NFJ Equity     Current income as a     Income producing common stocks of         40-50
  Group           Income         primary objective;      companies with market capitalizations
                                 long-term growth of     of more than $2 billion
                                 capital is a secondary
                                 objective
            -----------------------------------------------------------------------------------------------
                  NFJ Value      Long-term growth of     Common stocks of companies with market     40
                                 capital and income      capitalizations of more than $2
                                                         billion that are undervalued relative
                                                         to the market and their industry
                                                         groups
            -----------------------------------------------------------------------------------------------
                  NFJ Value 25   Long-term growth of     Approximately 25 common stocks of          25
                                 capital and income      companies with market capitalizations
                                                         of between $1 billion and $5 billion
                                                         and below-average price-to-earnings
                                                         ratios relative to their industry
                                                         groups
 ----------------------------------------------------------------------------------------------------------

Fund        The following Fund Summaries identify each Fund's investment
Descrip-    objective, principal investments and strategies, principal
tions,      risks, performance information and fees and expenses. A more
Performance detailed "Summary of Principal Risks" describing principal risks
and Fees    of investing in the Funds begins after the Fund Summaries.

             It is possible to lose money on investments in the Funds. The fact that a Fund may have had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3  PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)





                                                                   Prospectus  4

            NFJ Equity Income Fund

-------------------------------------------------------------------------------
Principal     Investment ObjectiveFund Focus              Approximate
Investments   Seeks current       Income producing        Capitalization
and           income as a         common stocks           Range
Strategies    primary             with potential          More than $2
              objective; long-    for capital             billion
              term growth of      appreciation
              capital is a
              secondary           Approximate             Dividend
              objective           Number of               Frequency
                                  Holdings                Quarterly
                                  40-50

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

             In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

             Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Value Securities Risk . Management Risk
              . Issuer Risk          . Credit Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

-------------------------------------------------------------------------------
Performance The Fund does not yet have a full calendar year of performance. Information Thus, no bar chart or average annual total returns table is included for the Fund.

5  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

              Shareholder Fees (fees paid directly from your investment)   None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
            ------------------------------------------------------------------
         Administrative  0.45     0.25%          0.25          0.95
            ------------------------------------------------------------------

            (1) Other Expenses is based on estimated amounts for the current fiscal year and reflects a 0.25% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $72      $224           $390          $  871
            ------------------------------------------------------------------
         Administrative   97       303            525           1,166
            ------------------------------------------------------------------

                                                                   Prospectus  6

            NFJ Value Fund

-------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Undervalued larger      Capitalization Range
and           Seeks long-term     capitalization          More than $2 billion
Strategies    growth of capital   common stocks
              and income

                                  Approximate Number      Dividend Frequency
                                  of Holdings             Quarterly
                                  40

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 150 candidates, the portfolio managers select approximately 40 stocks for the Fund, each representing a different industry group. The portfolio managers select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

             Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk        . Value Securities       . Management Risk
            . Issuer Risk          Risk

                                 . Credit Risk
            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

-------------------------------------------------------------------------------
Performance The Fund does not yet have a full calendar year of performance. Information Thus, no bar chart or average annual total returns table is included for the Fund.


7  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)
                                                          None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
            ------------------------------------------------------------------
         Administrative  0.45     0.25%          0.25          0.95
            ------------------------------------------------------------------
            (1) Other Expenses is based on estimated amounts for the current fiscal year and reflects a 0.25% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $72      $224           $390          $  871
            ------------------------------------------------------------------
         Administrative   97       303            525           1,166
            ------------------------------------------------------------------

                                                                   Prospectus  8

            NFJ Value 25 Fund


--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Undervalued medium      Capitalization Range
and           Seeks long-term     capitalization          Between $1 billion
Strategies    growth of capital   common stocks           and $5 billion
              and income

                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  25

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of between $1 billion and $5 billion at the time of investment and below average P/E ratios relative to their respective industry groups. The Fund normally invests in approximately 25 common stocks. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

              The Fund's initial selection universe consists of approximately
            600 stocks of companies within the Fund's capitalization range. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. The portfolio managers then select approximately 25 stocks, each representing a different industry group. Each stock has close to equal weighting in the portfolio. The portfolio managers select stocks based on an analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

              Under normal circumstances, the Fund intends to be fully
            invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 25% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk        . Smaller Company Risk      . Credit Risk
            . Issuer Risk        . Liquidity Risk            . Management Risk
            . Value Securities   . Focused Investment
              Risk                 Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund does not yet have a full calendar year of performance. Information Thus, no bar chart or average annual total returns table is included for the Fund.

9  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.50%    None           0.25%         0.75%
            ------------------------------------------------------------------
         Administrative  0.50     0.25%          0.25          1.00
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 77     $240           $417          $  930
            ------------------------------------------------------------------
         Administrative   102      318            552           1,225
            ------------------------------------------------------------------

                                                                   Prospectus 10

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may also decline for a number of reasons
Risk        which directly relate to the issuer, such as management
            performance, financial leverage and reduced demand for the issuer's goods or services.

Value       The Funds place particular emphasis on investing in securities of
Securities  companies that may not be expected to experience significant
Risk        earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value (value securities). Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Smaller     The general risks associated with equity securities and liquidity
Company     risk are particularly pronounced for securities of companies with
Risk        smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
            The NFJ Value 25 Fund may have significant exposure to this risk because it invests substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

11 PIMCO Funds: Multi-Manager Series

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies increases risk. Funds, such as the NFJ Value
Risk        25 Fund, that invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
            Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management  Each Fund is subject to management risk because it is an actively
Risk managed investment portfolio. PIMCO Advisors, NFJ and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

                                                                   Prospectus 12

            Management of the Funds

Investment  PIMCO Advisors serves as the investment adviser and the
Adviser     administrator (serving in its capacity as administrator, the
and         "Administrator") for the Funds. Subject to the supervision of the
Adminis-    Board of Trustees, PIMCO Advisors is responsible for managing,
trator      either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 800 Newport Center Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2000, PIMCO Advisors and its subsidiary partnerships had approximately $272 billion in assets under management.

             PIMCO Advisors has retained an affiliated investment management firm, NFJ Investment Group ("NFJ" or the "Sub-Adviser") to manage each Fund's investments. See "Sub-Adviser" below. PIMCO Advisors has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory    Each Fund pays PIMCO Advisors fees in return for providing or
Fees        arranging for the provision of investment advisory services. PIMCO
            Advisors (and not the Funds) pays a portion of the advisory fees it receives to NFJ in return for NFJ's services as Sub-Adviser.

             The Funds pay monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

         Fund                                   Advisory Fees
            -------------------------------------------------
         NFJ Equity Income and NFJ Value Funds      0.45%
         NFJ Value 25 Fund                          0.50%

Adminis-    Each Fund pays for the administrative services it requires under a
trative     fee structure which is essentially fixed. Institutional and
Fees        Administrative Class shareholders of each Fund pay an
            administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested
            Trustees.

             Institutional and Administrative Class shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the annual rate of 0.25% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Institutional and Administrative Class shares):

13 PIMCO Funds: Multi-Manager Series

Sub-        The Sub-Adviser has full investment discretion and makes all
Adviser     determinations with respect to the investment of a Fund's assets.
            The following provides summary information about the Sub-Adviser, including its investment specialty.

         Sub-Adviser           Investment Specialty
            -----------------------------------------------------------------
         NFJ Investment Group  Value stocks that NFJ believes are undervalued
         2121 San Jacinto,     and/or offer above-average dividend yields
         Suite 1840
         Dallas, TX 75201

             The following provides additional information about the Sub-
            Adviser and the individual Portfolio Manager(s) who have or share primary responsibility for managing the Funds' investments.

             An affiliated sub-partnership of PIMCO Advisors, NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 2000 of approximately $1.8 billion.

            The following individuals at NFJ share primary responsibility for the noted Funds.

         Fund               Portfolio Managers  Since          Recent Professional Experience
            ---------------------------------------------------------------------------------------
         NFJ Equity Income  Chris Najork        2000*          Managing Director and founding
                                                               partner of NFJ. He has 30 years'
                                                               experience encompassing equity
                                                               research and portfolio management.
                                                               Prior to the formation of NFJ in
                                                               1989, he was a senior vice
                                                               president, senior portfolio manager
                                                               and analyst at NationsBank, which he
                                                               joined in 1974.
                            Benno J. Fischer    2000*          Managing Director and founding
                                                               partner of NFJ. He has 32 years'
                                                               experience in portfolio management,
                                                               investment analysis and research.
                                                               Prior to the formation of NFJ in
                                                               1989, he was chief investment
                                                               officer (institutional and fixed
                                                               income), senior vice president and
                                                               senior portfolio manager at
                                                               NationsBank, which he joined in
                                                               1971. Prior to joining NationsBank,
                                                               Mr. Fischer was a securities analyst
                                                               at Chase Manhattan Bank and Clark,
                                                               Dodge.
         NFJ Value          Messrs. Najork and  2000*          See above.
                            Fischer
                            Paul A. Magnuson    2000*          Principal at NFJ. He is a Portfolio
                                                               Manager and Senior Research Analyst
                                                               with 14 years' experience in equity
                                                               analysis and portfolio management.
                                                               Prior to joining NFJ in 1992, he was
                                                               an assistant vice president at
                                                               NationsBank, which he joined in
                                                               1985. Within the Trust Investment
                                                               Qualitative Services Division of
                                                               NationsBank, he was responsible for
                                                               equity analytics and structured fund
                                                               management.
         NFJ Value 25       Messrs. Najork and  2000*          See above.
                            Fischer

                            E. Clifton Hoover,  2000*          Principal at NFJ. He is a Portfolio
                            Jr.                                Manager with 13 years' experience in
                                                               financial analysis and portfolio
                                                               management. Prior to joining NFJ in
                                                               1997, he was associated with Credit
                                                               Lyonnais from 1991 to 1997, where he
                                                               served as a vice president and was
                                                               responsible for the financial
                                                               analysis and portfolio management of
                                                               a diversified portfolio. He began
                                                               his career as a financial analyst
                                                               with NationsBank in 1985.

            -------
            *Since inception of the Fund

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.


Adviser/    Shareholders of each Fund have approved a proposal permitting
Sub-        PIMCO Advisors to enter into new or amended sub-advisory
Adviser     agreements with one or more sub-advisers with respect to each Fund
Relation-   without obtaining shareholder approval of such agreements, subject
ship        to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO
            Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors. PIMCO Advisors has the ultimate responsibility to to oversee the Sub-Adviser and to recommend its hiring, termination and replacement.

                                                                 Prospectus  14

            Investment Options --
            Institutional Class and Administrative Class Shares

            The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus.

             The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares. See "Purchases, Redemptions and Exchanges" below.

             Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

              . Service and Distribution (12b-1) Fees--Administrative Class
            Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940 and is administered in accordance with that rule. However, shareholders do not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan.

             Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

             In combination, the Plans permit a Fund to make total
            reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Institutional Class and
            Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

15 PIMCO Funds: Multi-Manager Series

            Purchases, Redemptions and Exchanges

Purchasing  Investors may purchase Institutional Class and Administrative
Shares Class shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge or other fee.

             Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

             Administrative Class shares are offered primarily through
            employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

             Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

              . Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of PIMCO Advisors, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of PIMCO Advisors, NFJ and their affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

             The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

              . Timing of Purchase Orders and Share Price Calculations. A
            purchase order received by the Trust's transfer agent, National Financial Data Services (the "Transfer Agent"), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after the close of regular trading on the New York Stock Exchange will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

              . Initial Investment. Investors may open an account by
            completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

                                                                   Prospectus 16

             Except as described below, an investor may purchase Institutional
            Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

             An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO Advisors or one of its affiliates or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

              . Additional Investments. An investor may purchase additional
            Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

              . Other Purchase Information. Purchases of a Fund's
            Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

             The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

             An investor should invest in the Funds for long-term investment purposes only. The Trust, PIMCO Advisors and NFJ each reserve the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

             Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

             Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO Advisors or NFJ intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

              . Retirement Plans. Shares of the Funds are available for
            purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for

17 PIMCO Funds: Multi-Manager Series
            details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Redeeming     . Redemptions by Mail. An investor may redeem (sell)
Shares Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

              . Redemptions by Telephone or Other Wire Communication. An
            investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone, wire or e-mail, but must be confirmed in writing by an authorized party prior to processing.

             In electing a telephone redemption, the investor authorizes
            Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone, wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

             Shareholders may decline telephone exchange or redemption
            privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

                                                                   Prospectus 18

             Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

              . Other Redemption Information. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

             Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

             For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

             Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

             The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

             Redemptions of Fund shares may be suspended when trading on the
            New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange    An investor may exchange Institutional Class or Administrative
Privilege   Class shares of a Fund described in this prospectus for shares of the same class of any other Fund described in this prospectus based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described

19 PIMCO Funds: Multi-Manager Series
            above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648.

             An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.

            How Fund Shares Are Priced

            The net asset value ("NAV") of a Fund's Institutional and Administrative Class shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Fund shares are valued at the close of regular trading (normally
            4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

                                                                   Prospectus 20

             Under certain circumstances, the per share NAV of the
            Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares.

             The NFJ Equity Income and NFJ Value Funds each intend to declare and distribute income dividends to shareholders of record at least quarterly. The NFJ Value 25 Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

             A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

             For further information on distribution options, please contact the Trust at 1-800-927-4648.

            Tax Consequences

              . Taxes on Fund Distributions. A shareholder subject to U.S.
            federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable as ordinary income.

             Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.


21 PIMCO Funds: Multi-Manager Series

              . Taxes on Redemptions or Exchanges of Shares. Any gain
            resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

              . A Note on Foreign Investments. A Fund's investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

             This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Funds' Adviser and Sub-Adviser and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed       Fixed income securities are obligations of the issuer to make
Income      payments of principal and/or interest on future dates, and include
Securities  corporate and government bonds, notes, certificates of deposit,
and         commercial paper, convertible securities and mortgage-backed and
Defensive   other asset-backed securities.
Strategies

             Under normal circumstances, the Funds intend to be fully invested in common stocks (aside from cash management practices), except that each of the Funds may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. These temporary defensive strategies would be inconsistent with the investment objective and principal investment strategies of each of the Funds and may adversely affect a Fund's ability to achieve its investment objective.

Companies   Each of the Funds may invest in securities of companies with
With Smallermarket capitalizations that are small compared to other publicly
Market      traded companies. The NFJ Value 25 Fund has significant exposure
Capitaliza- to the risks described below because it invests primarily in
tions       companies with medium-sized market capitalization, which are smaller and generally less well-known or seasoned than the largest companies. Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of

                                                                  Prospectus  22
            smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Intial      The Funds may purchase securities in initial public offerings
Public      (IPOs). These securities are subject to many of the same risks of
Offerings   investing in companies with smaller market capitalizations.
            Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign     Each of the Funds may invest in foreign securities, including
(non-       American Depository Receipts (ADRs). ADRs are dollar-denominated
U.S.)       receipts issued generally by domestic banks and representing the
Securities  deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United
            States.

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

23 PIMCO Funds: Multi-Manager Series

Emerging    Each of the Funds may invest in securities of issuers based in or
Market      that trade principally in countries with developing (or "emerging
Securities  market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
            significant price volatility; restrictions on foreign investment;
            and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the Funds may invest a portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.



Foreign     A Fund that invests directly in foreign currencies or in
Currencies  securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors.
            Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Convertible Each Fund may invest in convertible securities. Convertible Securities securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common

                                                                  Prospectus  24
            stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Credit      The Funds may invest in securities based on their credit ratings
Ratings     assigned by rating agencies such as Moody's Investors Service,
and         Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Unrated     Moody's, S&P and other rating agencies are private services that
Securities  provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and NFJ do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

Loans of    For the purpose of achieving income, each Fund may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Transac-    settlement date. This risk is in addition to the risk that the
tions       Fund's other assets will decline in value. Therefore,

25  PIMCO Funds: Multi-Manager Series
            these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     Each Fund may enter into reverse repurchase agreements, subject to
Repurchase the Fund's limitations on borrowings. A reverse repurchase Agreements agreement involves the sale of a security by a Fund and its
and Other   agreement to repurchase the instrument at a specified time and
Borrowings  price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or NFJ in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.
            Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Illiquid    Each Fund may invest in securities that are illiquid so long as
Securities  not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term
            "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment  Each of the Funds may invest up to 5% of its assets in securities
in Other    of other investment companies, such as closed-end management
Investment  investment companies, or in other pooled investment vehicles. As a
Companies   shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Portfolio   The length of time a Fund has held a particular security is not
Turnover    generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each
            Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

                                                                   Prospectus 26

Changes     The investment objective of each Fund may be changed by the Board
in          of Trustees without shareholder approval. Unless otherwise stated
Investment in the Statement of Additional Information, all investment Objectives policies of the Funds may be changed by the Board of Trustees
and         without shareholder approval. If there is a change in a Fund's
Policies    investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

            In addition to the risks described under "Summary of Principal
New and     Risks" above and in this section, the Funds are newly formed and
Smaller-    therefore have limited or no performance histories for investors
Sized       to evaluate. Also, it is possible that the Funds may invest in
Funds       securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Funds may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Funds to additional risks. Please see the Statement of
            Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

27 PIMCO Funds: Multi-Manager Series

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                                                                   Prospectus 28

            Financial Highlights

            The financial highlights table is inteded to help you understand the financial performance of Institutional Class and Administrative Class shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor. The NFJ Value 25 Fund did not have Institutional Class and Administrative Class shares outstanding during the periods shown.

                                                                             Dividends
                 Net Asset    Net      Net Realized/     Total    Dividends  in Excess
                   Value   Investment    Unrealized   Income from  from Net    of Net
     Year or     Beginning   Income    Gain (Loss) on Investment  Investment Investment
  Period Ended   of Period   (Loss)     Investments   Operations    Income     Income
---------------------------------------------------------------------------------------
 NFJ Equity
  Income Fund
  Institutional
   Class
   05/08/00 -
    06/30/00      $10.51     $0.06(a)      $(0.66)(a)   $(0.60)     $(0.03)    $0.00
  Administrative
   Class
   05/08/00 -
    06/30/00       10.50      0.07(a)       (0.68)(a)    (0.61)      (0.02)     0.00
 NFJ Value Fund
  Institutional
   Class
   05/08/00 -
    06/30/00      $11.22     $0.07(a)      $(0.39)(a)   $(0.32)     $(0.05)    $0.00

 -------
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.


29  PIMCO Funds: Multi-Manager Series

                                               Fund       Net                                      Ratio of Net
 Distributions Distributions               Reimbursement Asset                          Ratio of    Investment
    of Net     in Excess of                Fee Added to  Value            Net Assets   Expenses to Income (Loss)
   Realized    Net Realized      Total       Paid-in-    End of Total       End of     Average Net  to Average     Portfolio
 Capital Gains Capital Gains Distributions    Capital    Period Return   Period (000s)   Assets     Net Assets   Turnover Rate
------------------------------------------------------------------------------------------------------------------------------
     $0.00         $0.00        $(0.03)        $0.00     $ 9.88 (5.73)%     $24,888       0.70%*       3.81%*           3%
      0.00          0.00         (0.02)         0.00       9.87 (5.78)        4,638       0.95*        4.74*            3
     $0.00         $0.00        $(0.05)        $0.00     $10.85 (2.90)%     $   911       0.70%*       3.94%*           5%


                                                                   Prospectus 30

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




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




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

            -------------------------------------------------------------------
Multi-      INVESTMENT ADVISER AND ADMINISTRATOR
Manager     PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Series      92660

            -------------------------------------------------------------------
            SUB-ADVISER
            NFJ Investment Group, 2121 San Jacinto, Suite 1840, Dallas, TX
            75201

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

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            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

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            LEGAL COUNSEL
            Ropes & Gray, One International Place, Boston, MA 02110

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The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds:
Multi-Manager Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for more information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mailing your request to publicinfo@sec.gov. Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act
File No. 811-6161

Multi-Manager Series

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

PY001.11/00